UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2014

Date of reporting period: February 28, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Global Core Bond

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

Volatility Management

February 28, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 16, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2014.

The tables on pages 21-23 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2014, compared to their respective benchmarks. Additional performance can be found on pages 24-27. Each Portfolio’s benchmark is as follows:

U.S. Value Portfolio: Russell 1000 Value Index; U.S. Large Cap Growth Portfolio: Russell 1000 Growth Index; International Value Portfolio: Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex- U.S.; International Growth Portfolio: MSCI ACWI ex-U.S.; Short Duration Bond Portfolio: Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index; Global Core Bond Portfolio: Barclays Global Aggregate Bond Index (U.S. dollar hedged); Bond Inflation Protection Portfolio: Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index; High-Yield Portfolio: Barclays U.S. High Yield 2% Issuer Capped Index; Small-Mid Cap Value Portfolio: Russell 2500 Value Index; Small-Mid Cap Growth Portfolio: Russell 2500 Growth Index; Multi-Asset Real Return Portfolio: MSCI All Country (“AC”) World Commodity Producers Index; Volatility Management Portfolio: MSCI ACWI.

Market Review

Global equity markets responded positively to economic improvement in key developed countries and the accommodative monetary policies of major central banks during the six-month period ended February 28, 2014. In the U.S., solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging-market equities continued to underperform developed market equities as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors are also concerned about the impact on growth for those emerging market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) reined in its bond purchase program.

The direction of the Fed’s policy also played a significant role in market activity in the six-month period. Fixed-income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging market debt), as Fed Chair Janet Yellen reaffirmed that tapering should continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps and that monetary stance should remain accommodative for the foreseeable future.

The Portfolios are well-positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team is focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continues to emphasize credit sectors with positive fundamentals over U.S. Treasuries.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended February 28, 2014.

In the six-month period, security selection was the main source of outperformance, particularly in the energy, financials and technology sectors. Sector selection also added to returns, due to an underweight in consumer staples. Weak stock selection in the consumer growth, consumer cyclicals and capital equipment sectors, detracted. For the 12-month period, security selection again drove the outperformance, namely in the financials, consumer cyclicals and technology sectors. Sector selection was positive, due to underweights in the utilities and consumer staples sectors, and an overweight in consumer cyclicals. Some cash positions in a rising market and security selection in consumer growth offset some of these gains.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio’s Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended February 28, 2014.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

For the six-month period, stock selection in the health care and consumer staples sectors contributed to returns, yet detracted in the industrials sector. An overweight to the health care sector contributed to returns, while cash holdings in a rising market detracted. Stock selection in the consumer discretionary and the consumer staples sectors contributed most to returns for the 12-month period, while stock selection in the materials sector detracted. An underweight to the consumer staples sector contributed to returns, while cash holdings in a rising market detracted.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that the Adviser determines are undervalued,

using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S, for the six- and 12-month periods ended February 28, 2014.

For the six month period, security selection was the main source of outperformance, particularly in the capital equipment, financials and energy sectors. Sector selection and currency selection were also positive. An underweight in consumer staples and overweights in medical and technology added to returns. Offsetting some of these gains was some cash drag in a rising market, and weak stock selection in the construction & housing sector. Security selection drove the outperformance for the 12-month period, particularly in the capital equipment, financials and utilities sectors. Sector selection also helped performance, owing to an underweight in the consumer staples sector and overweight in the capital equipment sector. Implicit currency selection was also positive. In contrast, security selection in the technology sector hurt performance, as did the Portfolio’s cash position.

The Portfolio utilized derivatives including currency forwards for hedging and investment purposes, and futures for investment purposes, which added to returns during both periods.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger-capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the MSCI AC World Index ex-U.S., for the six- and 12-month periods ended February 28, 2014.

For the six-month period, stock selection in the industrials, energy and technology sectors had a negative impact on performance, while it contributed in the materials and consumer staples sectors. An underweight to the energy sector contributed to returns, while an overweight to the consumer staples sector and underweight to the health care sector detracted. During the 12-month period, stock selection in the industrials, financials and consumer discretionary sectors undercut relative performance, as did underweights in the telecommunications and health care sectors. Stock selection and an underweight to the materials sector mitigated some of the losses.

The Portfolio utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from returns during both periods.

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investor Service (“Moody’s”), or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps.

Investment Results

The Portfolio outperformed its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended February 28, 2014.

Exposure to non-Treasury holdings was the primary driver of relative outperformance for both periods, as risk assets outperformed. Allocations to investment-grade corporates, commercial mortgage-backed securities (“CMBS”), asset-backed securities and non-agency mortgages all contributed. During the 12-month period, exposure to agency mortgages also contributed.

During both periods, the Portfolio utilized derivatives including Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning detracted for both periods. Currency forwards were utilized during both periods to hedge out non-dollar currency exposure; cross-currency swaps were also utilized for hedging purposes during both periods, which had an immaterial impact on performance.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions,

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

the Portfolio invests at least 40% of its assets in fixed-income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six-month period ended February 28,

2014, and underperformed for the 12-month period.

For both periods, an underweight to U.S. Treasuries and overweight to investment-grade corporates contributed positively to relative performance. Corporate security selection, particularly the Portfolio’s overweight to financials, also contributed positively for both periods. Security selection within the Portfolio’s government allocation, especially for the 12-month period, was hurt by an underweight to peripheral Europe, which began to show signs of recovery from the sovereign debt crisis. Agency mortgage security selection, specifically an underweight to medium- and high-coupon mortgages that held up better than lower-coupon mortgages as U.S. interest rates climbed, was also a notable detractor for the 12-month period. Within the Portfolio’s country allocation, an underweight to the euro area and overweight to the U.S. detracted for both periods.

During both periods, the Portfolio utilized derivatives including Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning detracted for both periods. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as CPI swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended February 28, 2014.

During the 12-month period, absolute returns on TIPS fell into negative territory as bond investors focused earlier in the period on potential reductions to the Fed’s Quantitative Easing purchases, resulting in TIPS yields increasing across the curve. After months of speculation that kept financial markets on edge, in December the Fed took its first steps toward ending a key component of its stimulus campaign; policymakers decided to start tapering asset purchases of U.S. Treasuries and mortgages. Markets generally reacted positively to the Fed news in the six-month period, as investors were accepting of the gradual pace of the changes and relieved that a major source of uncertainty had been removed. For the six-month period, TIPS moved back into positive territory as TIPS yields modestly decreased. For both periods, exposure to non-Treasury sectors including investment-grade corporates (financials), high-yield corporates and CMBS contributed positively, relative to the benchmark.

The Portfolio utilized derivatives including currency forwards for establishing currency positions, which were positive for the six- and 12-month periods. Interest rate swaps and Treasury futures were utilized during both periods to manage duration and yield curve positioning. Yield curve positioning did not

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

have a meaningful impact for the six-month period; as interest rates rose early in the 12-month period, the Portfolio’s longer-duration positioning and overweight to the intermediate part of the curve detracted. Credit default swaps were utilized for investment purposes, and inflation swaps for hedging purposes, which had an immaterial impact during both periods. The Portfolio also utilized leverage through reverse repurchase agreements.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as “junk bonds.” The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. High Yield 2% Issuer Capped Index, for the six- and 12-month periods ended February 28, 2014.

For both periods, security selection was the primary positive driver of performance. Positive selection in the Portfolio’s basic, telecommunications, automotive, consumer non-cyclical, technology and airline holdings were notable contributors. An allocation to non-agency securities also helped for both periods, while exposure to asset-backed securities contributed for the 12-month period. Conversely, an allocation to U.S. Treasuries detracted for both periods, while exposure to bank loans detracted for the six-month period.

During both periods, the Portfolio utilized derivatives including futures and interest rate swaps to manage the overall interest rate risk in the Portfolio. Currency forwards, purchased and written swaptions and credit default swaps were used for hedging and investment purposes, which contributed to returns for both periods; purchased options for hedging and investment purposes, and dividend swaps for investment purposes, detracted for both periods. Written options were used for hedging and investment purposes, which detracted for the six-month period and contributed for the 12-month period. Total return swaps were utilized for investment purposes, which added for the six-month period and had an immaterial impact for the 12-month period. The Portfolio also utilized leverage through reverse repurchase agreements.

10	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Value Index, for the six-month period ended February 28, 2014, and outperformed for the 12-month period ended February 28, 2014.

During the six-month period, security selection was the main source of underperformance, particularly in the consumer staples, consumer cyclicals and transportation sectors. Sector selection was positive, which offset some of these losses. An overweight in the housing-related sector, and underweights in utilities and financials helped performance. For the 12-month period, security selection was positive overall, driven by positive selection in the financials, energy and consumer cyclicals sectors. Sector selection added to performance as well, owing to an underweight in the financials sector and overweights in the technology and consumer cyclicals sectors. Offsetting some of these gains was negative security selection in the industrial resource and consumer staples sectors, as well as an underweight in consumer growth.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, small- and mid-capitalization companies are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended February 28, 2014.

Positive stock selection in the technology, financials, and consumer/commercial services sectors was the main driver of outperformance; holdings in the energy sector partially offset the gain. During the 12-month period, the Portfolio delivered strong returns. Positive stock selection within the financials and consumer/commercial services sectors was the main driver of returns; holdings in the technology and industrials sector detracted from

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

performance. Cash, although held to only modest transactional levels throughout both periods, detracted from relative returns, given the solid absolute gains in the market.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

Investment Results

The Portfolio underperformed its benchmark, the MSCI AC World Commodity Producers Index, for the six- and 12-month periods ended February 28, 2014.

For the six-month period, the underperformance was driven primarily by the Portfolio’s strategic exposure to commodity futures, which underperformed the benchmark. “Top-down” relative allocation to real estate equities and commodity futures detracted from returns. The underperformance in the 12-month period was driven primarily by the Portfolio’s strategic exposure to commodity futures and global real estate, which were down by more than the benchmark in the period. “Top-down” relative allocation and collateral management in commodity futures detracted from returns. During both periods, “bottom-up” active management added to returns in natural resource equities, commodity futures and real estate equities.

The Portfolio utilized derivatives in the form of interest rate swaps for investment purposes, which detracted from performance for the six-month period and had an immaterial impact for the 12-month period; inflation swaps for hedging purposes, which detracted from performance during both periods; total return swaps for investment purposes, which added to returns for the six-month period and detracted for the 12-month period; currencies for hedging and investment purposes, which detracted for the six-month period and added for the 12-month period; futures for hedging and investment purposes, which added for both periods; purchased options for hedging purposes, which added in the six-month period and detracted for the 12-month period; and written options for hedging purposes during the 12-month period, which detracted.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended-style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate investment trusts (“REITs”) and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially linked investments.

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended February 28, 2014.

The Portfolio’s long-term objective is to reduce overall volatility and the effects of adverse equity market conditions, by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. At such times, the Portfolio will move to underweight stocks relative to the primary benchmark and will seek to diversify across asset classes which are not represented in the benchmark including fixed-income securities and real estate.

Outperformance during both periods was driven mainly by a decision to remain close to fully allocated to equities over a period which was marked by strong returns to stocks. However, in equities, there was a wide dispersion in returns across major geographic regions and sectors. The Portfolio’s relative overweight to developed-market stocks and a small underweight in emerging-market equities contributed, while diversification into real estate securities detracted. Choosing not to own fixed-income assets during a time when interest rates rose sharply contributed to relative performance.

Derivatives utilized include purchased options for hedging and investment purposes during the 12-month period, which detracted from performance; written options for hedging and investment purposes

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

during the 12-month period, which added to performance; and currency forwards, futures, and total return swaps for hedging and investment purposes, which added to performance during both periods.

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The unmanaged MSCI ACWI ex- U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The unmanaged Barclays U.S. High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. The unmanaged MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization weighted) is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolios are subject to management risk because they are actively-managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

(Disclosures, Risks and Note about Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAVs may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’‘s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2014 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio*	13.97%	28.12%

Russell 1000 Value Index	13.46%	23.44%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2014 by 0.02% and 0.10%, respectively.

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio	21.04%	33.24%

Russell 1000 Growth Index	17.84%	29.14%

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	15.30%	18.80%

MSCI All Country World Index ex-U.S.	12.32%	12.25%

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	9.88%	10.55%

MSCI All Country World Index ex-U.S.	12.32%	12.25%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2014 (unaudited)

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio*	0.93%	0.74%

BofA ML 1-3 Year U.S. Treasury Index	0.53%	0.51%

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Global Core Bond Portfolio*	3.30%	0.90%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	2.98%	1.74%

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	2.64%	-3.44%

Barclays 1-10 Year TIPS Index	1.65%	-3.94%

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	8.42%	10.30%

Barclays U.S. High Yield 2% Issuer Capped Index	7.46%	8.36%

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2014 (unaudited)

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	16.62%	28.66%

Russell 2500 Value Index	16.79%	25.52%

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	20.94%	37.66%

Russell 2500 Growth Index	19.17%	35.03%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2014 by 0.03% and 0.13%, respectively.

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AllianceBernstein Multi-Asset Real Return Portfolio	6.49%	1.68%

MSCI All Country World Commodity Producers Index	7.38%	2.92%

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	13.92%	18.82%

MSCI All Country World Index	13.57%	18.16%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
NAV/SEC Returns*

AllianceBernstein U.S. Value Portfolio
1 Year	28.12%
5 Years	22.76%
Since Inception†	5.71%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	33.24%
5 Years	22.20%
Since Inception†	8.13%

AllianceBernstein International Value Portfolio
1 Year	18.80%
5 Years	15.65%
Since Inception†	3.89%

AllianceBernstein International Growth Portfolio
1 Year	10.55%
5 Years	11.14%
Since Inception†	2.30%

AllianceBernstein Short Duration Bond Portfolio
1 Year	0.74%
5 Years	3.20%
Since Inception†	2.53%

AllianceBernstein Global Core Bond Portfolio
1 Year	0.90%
5 Years	8.13%
Since Inception†	5.58%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-3.44%
5 Years	6.24%
Since Inception†	4.91%

AllianceBernstein High-Yield Portfolio
1 Year	10.30%
5 Years	20.77%
Since Inception†	9.56%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2014 (unaudited)
NAV/SEC Returns*
AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	28.66%
5 Years	29.27%
Since Inception†	10.31%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	37.66%
5 Years	33.29%
Since Inception†	14.58%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.68%
5 Years	18.26%
Since Inception†	4.26%

AllianceBernstein Volatility Management Portfolio
1 Year	18.82%
Since Inception‡	9.50%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

‡	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns*

AllianceBernstein U.S. Value Portfolio
1 Year	25.27%
5 Years	20.95%
Since Inception†	5.93%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	26.13%
5 Years	19.61%
Since Inception†	7.72%

AllianceBernstein International Value Portfolio
1 Year	17.58%
5 Years	13.54%
Since Inception†	3.78%

AllianceBernstein International Growth Portfolio
1 Year	11.31%
5 Years	10.35%
Since Inception†	2.48%

AllianceBernstein Short Duration Bond Portfolio
1 Year	0.72%
5 Years	3.10%
Since Inception†	2.51%

AllianceBernstein Global Core Bond Portfolio
1 Year	0.42%
5 Years	7.69%
Since Inception†	5.53%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	-4.28%
5 Years	5.16%
Since Inception†	4.81%

AllianceBernstein High-Yield Portfolio
1 Year	9.49%
5 Years	20.15%
Since Inception†	9.52%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns*
AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	24.97%
5 Years	27.00%
Since Inception†	10.42%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	26.96%
5 Years	29.22%
Since Inception†	13.80%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	1.69%
5 Years	16.48%
Since Inception†	4.29%

AllianceBernstein Volatility Management Portfolio
1 Year	16.97%
Since Inception‡	9.43%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

‡	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 17-20.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,139.70	$0.11	0.02%
Hypothetical**	$1,000	$1,024.70	$0.10	0.02%
U.S. Large Cap Growth
Actual	$1,000	$1,210.40	$0.11	0.02%
Hypothetical**	$1,000	$1,024.70	$0.10	0.02%
International Value
Actual	$1,000	$1,153.00	$0.27	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
International Growth
Actual	$1,000	$1,098.80	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Short Duration Bond
Actual	$1,000	$1,009.30	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$1,033.00	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Bond Inflation Protection
Actual	$1,000	$1,026.40	$0.40	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%
High-Yield
Actual	$1,000	$1,084.20	$0.47	0.09%
Hypothetical**	$1,000	$1,024.35	$0.45	0.09%
Small-Mid Cap Value
Actual	$1,000	$1,166.20	$0.32	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%
Small-Mid Cap Growth
Actual	$1,000	$1,209.40	$0.38	0.07%
Hypothetical**	$1,000	$1,024.45	$0.35	0.07%
Multi-Asset Real Return Portfolio***
Actual	$1,000	$1,064.90	$2.51	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%
Volatility Management
Actual	$1,000	$1,139.20	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Expense Example

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,186.1

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,187.4

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,017.5

*	All data are as of February 28, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Belgium, Brazil, Denmark, Greece, Hungary, India, Israel, Norway, Portugal, Russia, South Africa, Turkey, United Arab Emirates and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,000.9

*	All data are as of February 28, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Belgium, Cyprus, Italy, Luxembourg, Mexico, Philippines, Sri Lanka and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $962.1

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,066.0

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following types: Corporates – Non-Investment Grades and Emerging Markets – Corporate Bonds.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,066.0

*	All data are as of February 28, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Belgium, Chile, China, Colombia, Denmark, India, Indonesia, Ireland, Israel, Kazakhstan, Malaysia, Mexico, New Zealand, Norway, Peru, Poland, Qatar, South Africa, South Korea, Supranational, Switzerland, Turkey and United Arab Emirates.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $782.8

Total Investments ($mil): $1,046.9

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	100.4%
Non-U.S.	—
Non-Inflation Exposure	(0.4)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	12.3%
Asset-Backed Securities	11.7%
Commercial Mortgage-Backed Securities	8.6%
Quasi-Sovereigns	1.5%
Mortgage Pass-Throughs	1.3%
Collateralized Mortgage Obligations	0.7%
Emerging Markets – Corporate Bonds	0.4%
Preferred Stocks	0.3%
Governments – Sovereign Bonds	0.3%
Governments – Sovereign Agencies	0.1%
Corporates – Non-Investment Grades	(0.8)%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**

Inflation-Linked Securities	67.7%
Corporates – Investment Grades	11.1%
Asset-Backed Securities	8.8%
Commercial Mortgage-Backed Securities	6.5%
Corporates – Non-Investment Grades	1.6%
Quasi-Sovereigns	1.1%
Mortgage Pass-Through	1.0%
Governments – Treasuries	0.9%
Collateralized Mortgage Obligations	0.5%
Emerging Markets – Corporate Bonds	0.3%
Preferred Stocks	0.2%
Governments – Sovereign Bonds	0.2%
Governments – Sovereign Agencies	0.1%

*	All data are as of February 28, 2014. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $379.0

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Governments – Sovereign Agencies, Options Purchased – Calls, Options Purchased – Puts and Warrants.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $337.6

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $336.6

*	All data are as of February 28, 2014. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $779.2

*	All data are as of February 28, 2014. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Argentina, Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Peru, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey and United Arab Emirates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $779.2

*	All data are as of February 28, 2014. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,694.7

TEN LARGEST HOLDINGS**

February 28, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares Core MSCI Emerging Markets ETF	$126,685,592	7.5%
Vanguard REIT ETF	97,498,452	5.7
Apple, Inc.	17,988,462	1.1
Exxon Mobil Corp.	15,976,295	0.9
Google, Inc. — Class A	12,969,770	0.8
Microsoft Corp.	11,055,117	0.6
Johnson & Johnson	9,875,264	0.6
General Electric Co.	9,786,847	0.6
Wells Fargo & Co.	8,450,761	0.5
Chevron Corp.	8,424,856	0.5
	$318,711,416	18.8%

*	All data are as of February 28, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 28.9%
Capital Markets – 1.5%
Bank of New York Mellon Corp. (The)	147,300	$4,713,600
Goldman Sachs Group, Inc. (The)	58,500	9,737,325
State Street Corp.	55,800	3,664,386

		18,115,311

Commercial Banks – 4.5%
CIT Group, Inc.	270,900	13,187,412
Comerica, Inc.	148,200	7,140,276
Fifth Third Bancorp	116,500	2,527,468
PNC Financial Services Group, Inc. (The)	28,600	2,338,908
Regions Financial Corp.	151,100	1,607,704
SunTrust Banks, Inc.	164,400	6,194,592
Wells Fargo & Co.	424,000	19,682,080

		52,678,440

Consumer Finance – 2.6%
Capital One Financial Corp.	243,900	17,909,577
Discover Financial Services	229,800	13,185,924

		31,095,501

Diversified Financial Services – 8.6%
Bank of America Corp.	2,104,100	34,780,773
Berkshire Hathaway, Inc. – Class B(a)	81,600	9,447,648
Citigroup, Inc.	503,800	24,499,794
ING US, Inc.	262,300	9,408,701
JPMorgan Chase & Co.	384,300	21,835,926
McGraw Hill Financial, Inc.	19,100	1,521,506

		101,494,348

Insurance – 11.7%
Allstate Corp. (The)	147,565	8,006,877
American Financial Group, Inc./OH	175,700	10,043,012
American International Group, Inc.	428,900	21,346,353
AON PLC	167,300	14,320,880
Assurant, Inc.	138,600	9,096,318
Chubb Corp. (The)	124,900	10,926,252
Genworth Financial, Inc. – Class A(a)	720,500	11,196,570
Lincoln National Corp.	395,500	19,826,415
PartnerRe Ltd.	135,600	13,408,128
Reinsurance Group of America, Inc. – Class A	85,900	6,613,441
Travelers Cos., Inc. (The)	74,500	6,246,080
Unum Group	34,800	1,210,344
XL Group PLC	227,600	6,919,040

		139,159,710

		342,543,310

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 14.7%
Energy Equipment & Services – 1.9%
Halliburton Co.	232,900	$13,275,300
Nabors Industries Ltd.	388,800	8,950,176

		22,225,476

Oil, Gas & Consumable Fuels – 12.8%
Chesapeake Energy Corp.	77,700	2,013,207
Chevron Corp.	254,000	29,293,820
Exxon Mobil Corp.	398,100	38,325,087
Hess Corp.	258,500	20,687,755
Marathon Petroleum Corp.	139,600	11,726,400
Occidental Petroleum Corp.	233,900	22,576,028
Phillips 66	86,400	6,467,904
Valero Energy Corp.	429,600	20,612,208

		151,702,409

		173,927,885

Health Care – 14.4%
Biotechnology – 0.7%
Theravance, Inc.(a)	75,900	2,808,300
Vertex Pharmaceuticals, Inc.(a)	67,900	5,490,394

		8,298,694

Health Care Equipment & Supplies – 2.1%
Covidien PLC	62,200	4,475,290
Medtronic, Inc.	345,600	20,480,256

		24,955,546

Health Care Providers & Services – 1.8%
Aetna, Inc.	158,800	11,546,348
Health Net, Inc./CA(a)	194,000	6,605,700
WellPoint, Inc.	39,400	3,569,246

		21,721,294

Pharmaceuticals – 9.8%
GlaxoSmithKline PLC (Sponsored ADR)	225,900	12,636,846
Johnson & Johnson	390,000	35,926,800
Merck & Co., Inc.	163,700	9,329,263
Pfizer, Inc.	1,461,000	46,912,710
Roche Holding AG (Sponsored ADR)	290,000	11,130,200

		115,935,819

		170,911,353

Consumer Discretionary – 13.8%
Auto Components – 1.7%
Lear Corp.	54,300	4,409,160

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Magna International, Inc. – Class A	58,100	$5,177,872
TRW Automotive Holdings Corp.(a)	125,600	10,339,392

		19,926,424

Automobiles – 1.1%
Ford Motor Co.	847,100	13,036,869

Household Durables – 0.9%
PulteGroup, Inc.	511,000	10,725,890

Media – 5.0%
Gannett Co., Inc.	427,300	12,712,175
Liberty Global PLC – Class A(a)	58,895	5,097,362
Liberty Global PLC – Series C(a)	106,200	8,990,892
Regal Entertainment Group – Class A	169,200	3,113,280
Time Warner, Inc.	134,000	8,995,420
Twenty-First Century Fox, Inc. – Class A	335,100	11,239,254
Viacom, Inc. – Class B	104,600	9,176,558

		59,324,941

Multiline Retail – 1.1%
Dillard’s, Inc. – Class A	27,000	2,499,660
Macy’s, Inc.	182,900	10,582,594

		13,082,254

Specialty Retail – 4.0%
GameStop Corp. – Class A	343,800	12,827,178
Gap, Inc. (The)	154,700	6,768,125
Office Depot, Inc.(a)	1,692,900	8,345,997
Staples, Inc.	96,200	1,307,358
TJX Cos., Inc. (The)	299,400	18,401,124

		47,649,782

		163,746,160

Information Technology – 11.0%
Communications Equipment – 2.0%
Cisco Systems, Inc.	559,700	12,201,460
Harris Corp.	160,100	11,818,582

		24,020,042

Computers & Peripherals – 3.5%
Apple, Inc.	28,700	15,103,088
Hewlett-Packard Co.	886,300	26,482,644

		41,585,732

Electronic Equipment, Instruments & Components – 0.7%
Arrow Electronics, Inc.(a)	132,700	7,514,801

IT Services – 1.8%
Booz Allen Hamilton Holding Corp.	104,700	2,201,841

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Western Union Co. (The) – Class W	351,597	$5,882,218
Xerox Corp.	1,223,600	13,447,364

		21,531,423

Semiconductors & Semiconductor Equipment – 2.0%
Applied Materials, Inc.	510,800	9,684,768
Lam Research Corp.(a)	94,000	4,862,620
Micron Technology, Inc.(a)	303,200	7,334,408
NVIDIA Corp.	77,500	1,424,450

		23,306,246

Software – 1.0%
Electronic Arts, Inc.(a)	425,600	12,167,904

		130,126,148

Industrials – 4.8%
Aerospace & Defense – 0.5%
Northrop Grumman Corp.	47,900	5,797,337

Airlines – 0.5%
Delta Air Lines, Inc.	177,000	5,878,170

Industrial Conglomerates – 2.7%
General Electric Co.	1,274,600	32,464,062

Machinery – 1.1%
Illinois Tool Works, Inc.	139,300	11,492,250
Parker Hannifin Corp.	14,000	1,687,700

		13,179,950

		57,319,519

Utilities – 4.0%
Electric Utilities – 1.3%
Edison International	306,500	16,051,405

Gas Utilities – 1.6%
Atmos Energy Corp.	223,400	10,298,740
UGI Corp.	192,390	8,597,909

		18,896,649

Multi-Utilities – 1.1%
CenterPoint Energy, Inc.	295,400	6,986,210
DTE Energy Co.	28,400	2,037,984
Sempra Energy	36,800	3,476,496

		12,500,690

		47,448,744

Consumer Staples – 3.6%
Food & Staples Retailing – 2.5%
CVS Caremark Corp.	137,300	10,042,122
Kroger Co. (The)	464,600	19,485,324

		29,527,446

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.2%
Mondelez International, Inc. – Class A	86,000	$2,926,580

Household Products – 0.9%
Procter & Gamble Co. (The)	127,900	10,060,614

		42,514,640

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	712,000	22,734,160
Verizon Communications, Inc.	1	34

		22,734,194

Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (Sponsored ADR)	175,527	7,296,669

		30,030,863

Materials – 1.0%
Chemicals – 1.0%
LyondellBasell Industries NV – Class A	141,000	12,419,280

Total Common Stocks (cost $895,470,801)		1,170,987,902

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $5,575,559)	5,575,559	5,575,559

Total Investments – 99.2% (cost $901,046,360)		1,176,563,461
Other assets less liabilities – 0.8%		9,581,895

Net Assets – 100.0%		$1,186,145,356

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Information Technology – 25.3%
Communications Equipment – 2.2%
F5 Networks, Inc.(a)	167,990	$18,871,997
QUALCOMM, Inc.	90,060	6,780,617

		25,652,614

Computers & Peripherals – 3.5%
Apple, Inc.	79,890	42,041,314

Electronic Equipment, Instruments & Components – 1.5%
Amphenol Corp. – Class A	210,367	18,516,503

Internet Software & Services – 6.6%
Facebook, Inc. – Class A(a)	214,200	14,664,132
Google, Inc. – Class A(a)	52,345	63,633,199

		78,297,331

IT Services – 7.2%
Cognizant Technology Solutions Corp. – Class A(a)	376,360	39,164,022
Visa, Inc. – Class A	203,390	45,953,936

		85,117,958

Semiconductors & Semiconductor Equipment – 1.6%
Linear Technology Corp.	401,920	18,825,933

Software – 2.7%
ANSYS, Inc.(a)	229,940	19,204,589
Informatica Corp.(a)	195,070	8,107,109
Red Hat, Inc.(a)	77,490	4,571,135

		31,882,833

		300,334,486

Consumer Discretionary – 20.6%
Distributors – 1.2%
LKQ Corp.(a)	484,054	13,500,266

Hotels, Restaurants & Leisure – 2.1%
Starbucks Corp.	350,310	24,857,998

Internet & Catalog Retail – 4.3%
Amazon.com, Inc.(a)	51,130	18,514,173
priceline.com, Inc.(a)	24,180	32,614,951

		51,129,124

Leisure Equipment & Products – 1.2%
Polaris Industries, Inc.	106,300	14,247,389

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 6.2%
Comcast Corp. – Class A	619,940	$32,044,699
Liberty Media Corp. – Class A(a)	136,850	18,770,346
Walt Disney Co. (The)	283,626	22,919,817

		73,734,862

Specialty Retail – 3.1%
Home Depot, Inc. (The)	323,900	26,569,517
O’Reilly Automotive, Inc.(a)	70,150	10,582,127

		37,151,644

Textiles, Apparel & Luxury Goods – 2.5%
Michael Kors Holdings Ltd.(a)	93,020	9,118,750
NIKE, Inc. – Class B	178,226	13,955,096
VF Corp.	114,820	6,727,304

		29,801,150

		244,422,433

Health Care – 15.9%
Biotechnology – 7.4%
Biogen Idec, Inc.(a)	100,387	34,199,843
Celgene Corp.(a)	48,560	7,806,020
Gilead Sciences, Inc.(a)	296,020	24,507,496
Quintiles Transnational Holdings, Inc.(a)	393,519	21,309,054

		87,822,413

Health Care Equipment & Supplies – 0.7%
Intuitive Surgical, Inc.(a)	18,150	8,073,664

Health Care Providers & Services – 2.8%
McKesson Corp.	74,470	13,184,913
UnitedHealth Group, Inc.	254,625	19,674,874

		32,859,787

Life Sciences Tools & Services – 1.6%
Illumina, Inc.(a)	57,410	9,845,241
Mettler-Toledo International, Inc.(a)	39,747	9,768,223

		19,613,464

Pharmaceuticals – 3.4%
Allergan, Inc./United States	317,790	40,359,330

		188,728,658

Consumer Staples – 12.3%
Beverages – 1.2%
Monster Beverage Corp.(a)	192,268	14,227,832

Food & Staples Retailing – 4.4%
Costco Wholesale Corp.	172,530	20,151,504
CVS Caremark Corp.	440,380	32,209,393

		52,360,897

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 4.4%
Green Mountain Coffee Roasters, Inc.	115,780	$12,710,328
Hershey Co. (The)	199,480	21,108,974
Mead Johnson Nutrition Co. – Class A	227,420	18,546,101

		52,365,403

Personal Products – 0.9%
Estee Lauder Cos., Inc. (The) – Class A	153,940	10,597,230

Tobacco – 1.4%
Philip Morris International, Inc.	212,365	17,182,452

		146,733,814

Industrials – 11.3%
Aerospace & Defense – 3.6%
Boeing Co. (The)	224,570	28,951,565
Precision Castparts Corp.	52,798	13,615,548

		42,567,113

Air Freight & Logistics – 0.4%
Expeditors International of Washington, Inc.	105,680	4,175,417

Airlines – 1.6%
Copa Holdings SA – Class A	142,190	19,261,057

Electrical Equipment – 1.4%
AMETEK, Inc.	320,021	17,037,918

Industrial Conglomerates – 2.6%
Danaher Corp.	408,539	31,249,148

Machinery – 1.0%
Parker Hannifin Corp.	96,650	11,651,157

Professional Services – 0.7%
Verisk Analytics, Inc. – Class A(a)	126,693	8,072,245

		134,014,055

Financials – 5.1%
Capital Markets – 1.9%
Affiliated Managers Group, Inc.(a)	65,843	12,381,776
BlackRock, Inc. – Class A	33,470	10,202,995

		22,584,771

Diversified Financial Services – 3.2%
IntercontinentalExchange Group, Inc.	181,081	37,816,956

		60,401,727

Energy – 3.1%
Energy Equipment & Services – 3.1%
Oceaneering International, Inc.	121,268	8,680,364
Schlumberger Ltd.	308,113	28,654,509

		37,334,873

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.2%
Chemicals – 1.2%
Monsanto Co.	126,495	$13,916,980

Total Common Stocks (cost $765,055,729)		1,125,887,026

SHORT-TERM INVESTMENTS – 6.0%
Investment Companies – 6.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $71,583,041)	71,583,041	71,583,041

Total Investments – 100.8% (cost $836,638,770)		1,197,470,067
Other assets less liabilities – (0.8)%		(10,047,752)

Net Assets – 100.0%		$1,187,422,315

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 23.4%
Capital Markets – 2.4%
Deutsche Bank AG (REG)	248,527	$12,019,866
Macquarie Group Ltd.	248,292	12,521,262

		24,541,128

Commercial Banks – 13.7%
Banco do Brasil SA	376,000	3,325,377
Bank Hapoalim BM	1,024,520	5,599,537
Bank of Montreal	77,270	5,089,925
Bank of Nova Scotia	104,910	5,999,188
Barclays PLC	1,551,112	6,534,164
China Construction Bank Corp. – Class H	9,612,000	6,634,914
HSBC Holdings PLC	1,027,670	10,846,040
Industrial & Commercial Bank of China Ltd. – Class H	11,092,000	6,682,558
KBC Groep NV	125,740	7,952,039
Lloyds Banking Group PLC(a)	9,632,170	13,302,048
Mitsubishi UFJ Financial Group, Inc.	1,669,300	9,673,016
National Australia Bank Ltd.	229,610	7,140,625
Societe Generale SA	246,410	16,350,841
State Bank of India	133,320	3,304,574
Sumitomo Mitsui Financial Group, Inc.	165,900	7,448,586
Toronto-Dominion Bank (The)	200,350	9,075,730
UniCredit SpA	1,748,270	13,873,954

		138,833,116

Diversified Financial Services – 2.2%
ING Groep NV(a)	499,650	7,255,948
ORIX Corp.	1,036,000	15,364,490

		22,620,438

Insurance – 2.6%
AIA Group Ltd.	1,597,400	7,826,526
Aviva PLC	742,490	5,903,195
Muenchener Rueckversicherungs AG	57,960	12,672,449

		26,402,170

Real Estate Investment Trusts (REITs) – 0.0%
Stockland	3,536	12,212

Real Estate Management & Development – 2.5%
Aeon Mall Co., Ltd.	217,900	6,050,463
China Overseas Land & Investment Ltd.	1,228,000	3,309,571
Country Garden Holdings Co., Ltd.	17,135,000	8,869,739
Lend Lease Group	713,269	7,205,788

		25,435,561

		237,844,625

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.7%
Auto Components – 4.8%
Cie Generale des Etablissements Michelin – Class B	115,815	$14,078,517
GKN PLC	1,246,480	8,453,519
Magna International, Inc. (Toronto) – Class A	52,230	4,649,428
Valeo SA	156,440	21,883,236

		49,064,700

Automobiles – 4.7%
Honda Motor Co., Ltd.	260,300	9,368,994
Hyundai Motor Co.	23,360	5,366,989
Mazda Motor Corp.(a)	759,000	3,665,978
Nissan Motor Co., Ltd.	1,105,400	9,866,396
Tata Motors Ltd.	1,093,850	7,408,499
Volkswagen AG (Preference Shares)	48,070	12,495,364

		48,172,220

Hotels, Restaurants & Leisure – 1.7%
Melco Crown Entertainment Ltd. (ADR)(a)	248,830	10,679,783
William Hill PLC	906,536	6,026,543

		16,706,326

Media – 1.3%
Liberty Global PLC – Series C(a)	157,160	13,305,166

Multiline Retail – 0.3%
Myer Holdings Ltd.(b)	1,185,070	2,780,607

Specialty Retail – 2.4%
Kingfisher PLC	822,690	5,422,654
Mr. Price Group Ltd.	260,460	3,610,232
Shimamura Co., Ltd.	56,600	5,126,821
Yamada Denki Co., Ltd.(b)	3,116,100	10,347,283

		24,506,990

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	51,760	5,142,111

		159,678,120

Industrials – 12.1%
Aerospace & Defense – 3.7%
Airbus Group NV	284,988	20,940,143
MTU Aero Engines AG	55,370	4,651,090
Safran SA	116,349	8,178,612
Thales SA	60,520	4,018,380

		37,788,225

Airlines – 1.3%
Japan Airlines Co., Ltd.	58,800	2,927,895
Qantas Airways Ltd.(a)	4,995,008	5,220,543
Turk Hava Yollari	1,634,693	4,850,236

		12,998,674

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.3%
Asahi Glass Co., Ltd.	581,000	$3,199,292

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	698,700	10,725,013

Industrial Conglomerates – 2.1%
Bidvest Group Ltd.	241,650	5,677,496
Hutchison Whampoa Ltd.	552,000	7,456,541
Toshiba Corp.	1,792,000	7,777,634

		20,911,671

Marine – 1.7%
AP Moeller - Maersk A/S – Class B	914	11,162,585
Nippon Yusen KK	2,068,000	6,624,567

		17,787,152

Road & Rail – 1.3%
Canadian National Railway Co.	78,900	4,457,675
Central Japan Railway Co.	76,500	8,928,471

		13,386,146

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,266,651

		123,062,824

Health Care – 9.1%
Biotechnology – 1.0%
Actelion Ltd. (REG)(a)	91,630	9,709,027

Pharmaceuticals – 8.1%
Astellas Pharma, Inc.	120,300	7,819,591
Daiichi Sankyo Co., Ltd.	381,300	6,589,725
GlaxoSmithKline PLC	885,710	24,808,408
Novartis AG	208,380	17,343,484
Richter Gedeon Nyrt	275,090	4,887,927
Roche Holding AG	69,350	21,352,864

		82,801,999

		92,511,026

Information Technology – 8.1%
Computers & Peripherals – 2.1%
Casetek Holdings Ltd.	920,000	5,326,364
Catcher Technology Co., Ltd.	1,584,000	11,542,650
Inventec Corp.	4,166,000	4,411,009

		21,280,023

Electronic Equipment, Instruments & Components – 0.9%
LG Display Co., Ltd.(a)	424,960	9,695,474

IT Services – 0.7%
Fujitsu Ltd.(a)	1,185,000	7,409,600

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.4%
Samsung Electronics Co., Ltd.	11,650	$14,758,251
SK Hynix, Inc.(a)	301,340	10,956,554
Sumco Corp.	617,900	4,757,960
Taiwan Semiconductor Manufacturing Co., Ltd.	2,048,000	7,387,756
Tokyo Electron Ltd.	114,100	6,539,291

		44,399,812

		82,784,909

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 4.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,090,038	3,404,731
Hellenic Telecommunications Organization SA(a)	298,980	5,230,844
Nippon Telegraph & Telephone Corp.	141,000	7,938,169
Verizon Communications, Inc.	154,070	7,287,033
Vivendi SA	636,827	18,159,526
Ziggo NV	82,400	3,757,132

		45,777,435

Wireless Telecommunication Services – 2.8%
China Mobile Ltd.	784,500	7,441,320
Rogers Communications, Inc. – Class B(b)	80,320	3,104,575
Turkcell Iletisim Hizmetleri AS(a)	973,890	5,058,572
Vodafone Group PLC	3,195,353	13,314,917

		28,919,384

		74,696,819

Energy – 7.3%
Energy Equipment & Services – 1.8%
Aker Solutions ASA	447,617	7,509,762
Saipem SpA	248,630	5,841,044
Seadrill Ltd.(b)	133,730	4,926,787

		18,277,593

Oil, Gas & Consumable Fuels – 5.5%
Canadian Natural Resources Ltd.	148,280	5,426,086
China Petroleum & Chemical Corp. – Class H	6,752,200	5,977,090
ENI SpA	443,700	10,651,729
Gazprom OAO (Sponsored ADR)	582,510	4,432,901
JX Holdings, Inc.	1,377,000	7,151,450
LUKOIL OAO (London) (Sponsored ADR)	85,470	4,649,568
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	354,552	12,938,817
Suncor Energy, Inc. (Toronto)	156,630	5,167,248

		56,394,889

		74,672,482

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.7%
Chemicals – 3.1%
Arkema SA	92,400	$10,022,876
BASF SE	36,710	4,219,593
Denki Kagaku Kogyo KK	1,268,000	4,903,389
Koninklijke DSM NV	116,109	7,408,597
Nippon Shokubai Co., Ltd.	430,000	5,236,000

		31,790,455

Metals & Mining – 2.6%
Barrick Gold Corp.(b)	279,820	5,701,020
Dowa Holdings Co., Ltd.	346,000	2,879,100
MMC Norilsk Nickel OJSC (ADR)	603,800	10,252,524
Rio Tinto PLC	135,400	7,763,926

		26,596,570

Paper & Forest Products – 1.0%
Duratex SA	375,600	1,743,714
Mondi PLC	435,724	7,989,992

		9,733,706

		68,120,731

Consumer Staples – 5.3%
Beverages – 1.0%
Asahi Group Holdings Ltd.	136,200	3,829,472
Carlsberg A/S – Class B	63,160	6,654,058

		10,483,530

Food & Staples Retailing – 1.4%
Koninklijke Ahold NV	771,330	14,378,140

Food Products – 0.9%
Ajinomoto Co., Inc.	332,000	5,154,258
Danone	48,930	3,450,333

		8,604,591

Tobacco – 2.0%
British American Tobacco PLC	155,490	8,475,978
Imperial Tobacco Group PLC	289,150	11,794,321

		20,270,299

		53,736,560

Utilities – 2.9%
Electric Utilities – 2.1%
EDP - Energias de Portugal SA	2,033,080	8,798,574
Electricite de France	117,400	4,657,914
Enel SpA	1,538,458	7,883,858

		21,340,346

Multi-Utilities – 0.8%
National Grid PLC	599,710	8,391,888

		29,732,234

Total Common Stocks (cost $846,612,797)		996,840,330

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.7%
Financials – 0.7%
Real Estate Management & Development – 0.7%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a) (cost $4,735,598)	2,795,490	$6,926,313

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $1,812,988)	1,812,988	1,812,988

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $853,161,383)		1,005,579,631

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $16,917,441)	16,917,441	16,917,441

Total Investments – 100.5% (cost $870,078,824)		1,022,497,072
Other assets less liabilities – (0.5)%		(4,970,455)

Net Assets – 100.0%		$1,017,526,617

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	102	March 2014	$4,176,007	$4,420,826	$244,819

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	11,234	USD	10,137	5/15/14	$9,601
BNP Paribas SA	CHF	29,967	USD	33,335	5/15/14	(757,591)
BNP Paribas SA	USD	5,433	AUD	6,096	5/15/14	(19,583)
BNP Paribas SA	USD	62,107	GBP	37,275	5/15/14	278,726
BNP Paribas SA	USD	33,199	NZD	40,586	5/15/14	642,570
Credit Suisse International	CHF	2,577	USD	2,847	5/15/14	(84,806)
Credit Suisse International	USD	8,991	CHF	7,996	5/15/14	106,144
HSBC Bank USA	GBP	27,203	USD	44,407	5/15/14	(1,121,832)
HSBC Bank USA	HKD	172,309	USD	22,209	5/15/14	2,404

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	JPY	1,185,707	USD	11,641	5/15/14	$(14,038)
Morgan Stanley & Co., Inc.	NZD	30,534	USD	25,410	5/15/14	(49,459)
Morgan Stanley & Co., Inc.	SEK	67,114	USD	10,262	5/15/14	(193,251)
Morgan Stanley & Co., Inc.	USD	12,886	NOK	78,281	5/15/14	120,901
Standard Chartered Bank	RUB	263,755	USD	7,332	5/15/14	89,052
State Street Bank & Trust Co.	EUR	27,878	USD	38,221	5/15/14	(258,625)
State Street Bank & Trust Co.	USD	7,204	EUR	5,298	5/15/14	108,662
State Street Bank & Trust Co.	USD	15,828	NOK	98,365	5/15/14	516,720
State Street Bank & Trust Co.	USD	49,356	SEK	320,638	5/15/14	594,374
UBS AG	USD	11,596	AUD	13,267	5/15/14	185,678

						$155,647

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 28.2%
Capital Markets – 3.9%
Daiwa Securities Group, Inc.	945,000	$8,551,946
UBS AG (REG)(a)	1,422,273	30,426,628

		38,978,574

Commercial Banks – 2.2%
Grupo Financiero Banorte SAB de CV – Class O	619,550	4,010,962
HDFC Bank Ltd.	691,340	7,471,897
Sberbank of Russia (Sponsored ADR)	1,053,844	10,717,594

		22,200,453

Consumer Finance – 1.4%
Muthoot Finance Ltd.	2,051,429	5,471,843
Shriram Transport Finance Co., Ltd.	924,410	8,796,233

		14,268,076

Diversified Financial Services – 0.7%
IG Group Holdings PLC	697,400	7,389,241

Insurance – 11.2%
Admiral Group PLC	1,236,914	29,695,429
AIA Group Ltd.	4,365,200	21,387,474
BB Seguridade Participacoes SA	1,389,300	13,805,604
Lancashire Holdings Ltd.	1,428,462	17,545,558
Prudential PLC	1,309,090	29,641,388

		112,075,453

Real Estate Investment Trusts (REITs) – 0.6%
GLP J-Reit(b)	5,349	5,646,739

Real Estate Management & Development – 6.2%
Daito Trust Construction Co., Ltd.	177,600	16,552,283
Global Logistic Properties Ltd.	10,595,000	23,692,473
Hang Lung Properties Ltd.	5,184,000	14,459,473
Mitsubishi Estate Co., Ltd.	304,000	7,210,283

		61,914,512

Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp.	1,480,030	19,529,081

		282,002,129

Consumer Discretionary – 22.2%
Automobiles – 5.8%
Hyundai Motor Co. (Preference Shares)	106,960	13,835,416
Nissan Motor Co., Ltd.	931,600	8,315,120
Toyota Motor Corp.	626,900	36,080,025

		58,230,561

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 3.9%
Anhanguera Educacional Participacoes SA	802,400	$4,493,235
Estacio Participacoes SA	1,914,400	18,043,817
Kroton Educacional SA	864,100	16,104,561

		38,641,613

Hotels, Restaurants & Leisure – 3.4%
Ajisen China Holdings Ltd.(b)	5,579,800	6,148,129
Merlin Entertainments PLC(a)(c)	902,055	5,483,250
Sodexo	212,796	22,666,302

		34,297,681

Specialty Retail – 3.2%
Belle International Holdings Ltd.	8,288,000	10,220,902
L’Occitane International SA(b)	1,285,750	2,831,467
Sports Direct International PLC(a)	1,286,991	17,362,871
Zhongsheng Group Holdings Ltd.(b)	1,343,000	1,944,536

		32,359,776

Textiles, Apparel & Luxury Goods – 5.9%
Cie Financiere Richemont SA	203,640	20,230,671
Hugo Boss AG	71,575	9,521,586
Li & Fung Ltd.	15,294,000	20,020,138
LVMH Moet Hennessy Louis Vuitton SA	9,720	1,797,337
Prada SpA	295,300	2,221,724
Samsonite International SA	1,687,700	4,634,097

		58,425,553

		221,955,184

Consumer Staples – 20.3%
Beverages – 3.6%
Anheuser-Busch InBev NV	72,270	7,559,012
Diageo PLC	680,230	21,360,596
SABMiller PLC (London)	143,660	7,035,248

		35,954,856

Food & Staples Retailing – 4.6%
Jeronimo Martins SGPS SA(b)	609,598	10,335,372
Lenta Ltd. (GDR)(a)(c)	867,581	8,675,810
Magnit OJSC (Sponsored GDR)(c)	16,130	903,280
Olam International Ltd.	16,840,370	23,610,567
Tsuruha Holdings, Inc.	25,700	2,394,882

		45,919,911

Food Products – 0.2%
Unilever PLC	61,916	2,532,366

Household Products – 3.2%
Henkel AG & Co. KGaA	231,983	23,433,228
LG Household & Health Care Ltd.	20,120	8,625,354

		32,058,582

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 8.7%
British American Tobacco PLC	831,159	$45,307,640
Japan Tobacco, Inc.	1,296,700	41,299,544

		86,607,184

		203,072,899

Industrials – 15.1%
Aerospace & Defense – 0.2%
Zodiac Aerospace	51,550	1,816,118

Commercial Services & Supplies – 2.9%
Babcock International Group PLC	682,920	16,812,907
Edenred	379,374	12,171,166

		28,984,073

Industrial Conglomerates – 0.3%
Alliance Global Group, Inc.	4,424,500	2,985,076

Machinery – 1.1%
Komatsu Ltd.	518,200	10,957,175

Professional Services – 10.0%
Bureau Veritas SA	891,168	24,528,110
Capita PLC	1,183,230	22,582,569
Intertek Group PLC	798,259	39,264,621
SGS SA	5,479	13,557,916

		99,933,216

Road & Rail – 0.6%
Globaltrans Investment PLC (Sponsored GDR)(c)	504,251	6,550,221

		151,225,879

Information Technology – 4.9%
Internet Software & Services – 1.7%
Baidu, Inc. (Sponsored ADR)(a)	27,633	4,723,309
Telecity Group PLC	1,104,907	12,197,548

		16,920,857

IT Services – 0.8%
HCL Technologies Ltd.	140,730	3,584,002
Tata Consultancy Services Ltd.	137,050	5,028,276

		8,612,278

Semiconductors & Semiconductor Equipment – 2.2%
Samsung Electronics Co., Ltd. (Preference Shares)	18,933	18,869,384
Taiwan Semiconductor Manufacturing Co., Ltd.	844,000	3,044,563

		21,913,947

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.2%
Dassault Systemes	16,580	$1,905,894

		49,352,976

Materials – 3.4%
Chemicals – 2.2%
Essentra PLC	1,487,640	22,148,743

Construction Materials – 0.2%
Grasim Industries Ltd. (GDR)(c)	47,846	1,959,863

Metals & Mining – 1.0%
BHP Billiton PLC	313,320	10,097,312

		34,205,918

Health Care – 2.2%
Life Sciences Tools & Services – 1.4%
Eurofins Scientific SE	47,273	13,795,798

Pharmaceuticals – 0.8%
Lupin Ltd.	13,268	213,661
Sun Pharmaceutical Industries Ltd.	772,007	8,057,357

		8,271,018

		22,066,816

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
BG Group PLC	528,451	9,614,494
NovaTek OAO (Sponsored GDR)(c)	35,200	4,456,320
Petroleo Brasileiro SA (Sponsored ADR)	250,980	2,926,427

		16,997,241

Utilities – 1.6%
Independent Power Producers & Energy Traders – 1.6%
APR Energy PLC	1,114,141	16,138,183

Total Common Stocks (cost $875,300,593)		997,017,225

WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,241,384	2,127,545

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	2,775,012	777,003

Total Warrants (cost $2,035,981)		2,904,548

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $3,461,155)	3,461,155	$3,461,155

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $880,797,729)		1,003,382,928

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $11,139,093)	11,139,093	11,139,093

Total Investments – 101.4% (cost $891,936,822)		1,014,522,021
Other assets less liabilities – (1.4)%		(13,642,382)

Net Assets – 100.0%		$1,000,879,639

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	7,386,284	USD	71,585	3/18/14	$(998,354)
Barclays Bank PLC	USD	26,435	CHF	23,645	3/18/14	452,310
Barclays Bank PLC	USD	5,981	NOK	36,863	3/18/14	157,623
Barclays Bank PLC	USD	21,380	SEK	139,715	3/18/14	405,886
BNP Paribas SA	USD	5,611	AUD	6,213	3/18/14	(72,110)
Goldman Sachs Bank USA	GBP	6,903	USD	11,288	3/18/14	(269,734)
Goldman Sachs Bank USA	HKD	403,995	USD	52,116	3/18/14	56,453
Goldman Sachs Bank USA	USD	13,369	EUR	9,774	3/18/14	121,675
Royal Bank of Scotland PLC	GBP	57,075	USD	93,587	3/18/14	(1,977,641)
Royal Bank of Scotland PLC	USD	67,945	CAD	72,447	3/18/14	(2,541,084)
Standard Chartered Bank	USD	12,769	HKD	99,001	3/18/14	(11,775)
Standard Chartered Bank	USD	18,512	SGD	23,127	3/18/14	(268,277)
State Street Bank & Trust Co.	CHF	4,721	USD	5,274	3/18/14	(94,072)
State Street Bank & Trust Co.	EUR	4,561	USD	6,235	3/18/14	(60,328)
State Street Bank & Trust Co.	SGD	4,868	USD	3,841	3/18/14	410
State Street Bank & Trust Co.	USD	5,196	GBP	3,154	3/18/14	85,047
State Street Bank & Trust Co.	USD	3,249	CAD	3,597	6/18/14	(8,999)
UBS AG	GBP	6,554	USD	10,422	3/18/14	(552,272)

						$(5,575,242)

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $28,028,744 or 2.8% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 27.8%
Australia – 2.0%
Australia Government Bond Series 130 4.75%, 6/15/16	AUD	20,395	$19,035,554

United States – 25.8%
U.S. Treasury Notes 0.125%, 4/30/15	U.S.$	115,406	115,378,995
0.25%, 9/30/14-5/31/15		113,369	113,479,511
0.75%, 10/31/17		2,070	2,050,594
1.375%, 6/30/18		17,685	17,752,698

			248,661,798

Total Governments – Treasuries (cost $267,547,605)			267,697,352

COMMERCIAL MORTGAGE-BACKED SECURITIES – 17.2%
Non-Agency Fixed Rate CMBS – 16.2%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		3,094	3,373,103
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.784%, 3/15/49		716	777,357
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		6,161	6,337,397
Series 2012-CR3, Class A1 0.666%, 10/15/45		2,839	2,825,901
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,002	2,989,244
Series 2012-CR5, Class A1 0.673%, 12/10/45		2,273	2,261,873
Series 2013-CR12, Class A2 2.904%, 10/10/46		5,000	5,200,241
Series 2013-CR6, Class A1 0.719%, 3/10/46		3,902	3,881,684
Series 2013-CR9, Class A2 3.055%, 7/10/45		3,046	3,190,302
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,853	1,840,817
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,565,857

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45	U.S.$	3,366	$3,348,731
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,213	2,203,569
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		2,187	2,126,223
Series 2013-GC14, Class A1 1.217%, 8/10/46		2,256	2,264,377
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		1,072	1,066,054
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		3,099	3,130,485
Series 2007-CB18, Class A1A 5.431%, 6/12/47		4,685	5,159,479
Series 2007-CB20, Class A1A 5.746%, 2/12/51		4,186	4,709,926
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,803	5,315,342
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		3,946	4,070,265
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,539	1,578,496
Series 2011-C3, Class A1 1.875%, 2/15/46(a)		1,326	1,330,666
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		316	316,158
Series 2012-CBX, Class A1 0.958%, 6/15/45		2,845	2,847,005
Series 2013-C10, Class A1 0.73%, 12/15/47		2,087	2,072,972
Series 2013-C16, Class A2 3.07%, 12/15/46		4,682	4,889,898
Series 2013-LC11, Class A2 1.855%, 4/15/46		4,895	4,898,324
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		3,998	3,994,622
Series 2013-C15, Class A2 2.977%, 11/15/45		4,720	4,915,040

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	U.S.$	1,029	$1,029,115
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,590	1,741,734
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,951	6,503,532
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		3,701	3,684,385
Series 2013-C8, Class A1 0.777%, 12/15/48		3,740	3,720,468
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.65%, 6/11/42		3,613	4,072,392
Series 2011-C1, Class A1 2.602%, 9/15/47(a)		3,018	3,066,791
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		2,568	2,554,399
Series 2013-C5, Class A1 0.779%, 3/10/46		3,899	3,880,187
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.722%, 5/15/43		3,976	4,344,398
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		3,649	3,640,186
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,225	1,240,670
Series 2012-C10, Class A1 0.734%, 12/15/45		4,371	4,362,975
Series 2012-C9, Class A1 0.673%, 11/15/45		3,633	3,622,038
Series 2013-C11, Class A1 0.799%, 3/15/45		1,947	1,939,080
Series 2013-C12, Class A1 0.735%, 3/15/48		2,700	2,677,317
Series 2013-C17, Class A2 2.921%, 12/15/46		4,790	4,959,250

			155,520,325

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.7%
Commercial Mortgage Trust Series 2007-FL14, Class C 0.455%, 6/15/22(a)(b)	U.S.$	2,298	$2,232,464
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.625%, 10/15/21(a)(b)		4,900	4,874,192

			7,106,656

Agency CMBS – 0.3%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		3,195	3,219,780

Total Commercial Mortgage-Backed Securities (cost $167,213,153)			165,846,761

CORPORATES - INVESTMENT GRADES – 16.9%
Financial Institutions – 9.3%
Banking – 7.0%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		3,145	3,346,356
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,374,399
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,315,504
Bank of America Corp. 1.25%, 1/11/16		3,220	3,241,487
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,338,501
BB&T Corp. 2.05%, 6/19/18		3,350	3,383,453
Capital One Bank USA NA 1.15%, 11/21/16		3,355	3,360,237
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,355,537
Fifth Third Bancorp 3.625%, 1/25/16		3,175	3,342,465
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		3,080	3,233,809
Huntington National Bank (The) 1.30%, 11/20/16		3,355	3,366,465
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,324,895

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series G 1.10%, 10/15/15	U.S.$	3,290	$3,309,174
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,845,486
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		3,315	3,273,736
Morgan Stanley 1.75%, 2/25/16		1,988	2,021,923
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,263,779
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,345,932
Royal Bank of Scotland Group PLC 2.55%, 9/18/15		3,280	3,356,017
SunTrust Bank/Atlanta GA 0.677%, 2/15/17(b)		3,330	3,325,078
US Bancorp/MN 0.726%, 11/15/18(b)		3,355	3,353,477

			67,077,710

Finance – 0.5%
General Electric Capital Corp. 0.957%, 4/02/18(b)		4,740	4,785,812

Insurance – 1.8%
American International Group, Inc. 3.00%, 3/20/15		3,225	3,308,086
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,321,080
MetLife Institutional Funding II 0.613%, 1/06/15(a)(b)		4,500	4,512,343
New York Life Global Funding 0.80%, 2/12/16(a)		3,315	3,330,216
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,263,851

			17,735,576

			89,599,098

Industrial – 7.3%
Basic – 0.4%
Monsanto Co. 0.436%, 11/07/16(b)		3,355	3,361,264

Capital Goods – 0.6%
Caterpillar Financial Services Corp. 1.00%, 3/03/17		3,360	3,359,425
Eaton Corp. 0.573%, 6/16/14(b)		2,469	2,470,946

			5,830,371

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.776%, 4/15/16(a)(b)	U.S.$	3,795	$3,805,201

Communications - Telecommunications – 1.4%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,372,925
1.40%, 12/01/17		3,320	3,296,475
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,693,629
1.95%, 3/28/14		3,130	3,133,308
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,289,875

			13,786,212

Consumer Cyclical - Automotive – 0.8%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		4,430	4,462,007
Volkswagen International Finance NV 1.125%, 11/18/16(a)		3,350	3,356,187

			7,818,194

Consumer Cyclical - Retailers – 0.2%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,379,192

Consumer Non-Cyclical – 2.4%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,303,780
Allergan, Inc./United States 1.35%, 3/15/18		1,540	1,519,595
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,845,304
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,259,253
McKesson Corp. 0.95%, 12/04/15		1,298	1,302,600
Merck & Co., Inc. 1.30%, 5/18/18		4,805	4,746,288
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,314,652
Sanofi 1.625%, 3/28/14		2,445	2,447,218

			22,738,690

Energy – 0.7%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,301,725
Chevron Corp. 1.104%, 12/05/17		3,305	3,296,308

			6,598,033

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.4%
Cisco Systems, Inc. 0.516%, 3/03/17(b)	U.S.$	3,360	$3,367,994

			69,685,151

Utility – 0.3%
Natural Gas – 0.3%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,292,708

Total Corporates – Investment Grades (cost $162,098,278)			162,576,957

ASSET-BACKED SECURITIES – 15.9%
Autos - Fixed Rate – 8.3%
Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415	2,482,795
Series 2013-SN1, Class A3 0.72%, 5/20/16		3,744	3,752,747
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945	948,590
Series 2014-1, Class A2 1.29%, 1/15/19		3,293	3,292,251
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		3,615	3,753,223
Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,568,946
Series 2013-1, Class A2 0.49%, 6/08/16		1,061	1,061,360
Series 2013-3, Class A3 0.92%, 4/09/18		3,455	3,458,884
Series 2013-4, Class A3 0.96%, 4/09/18		1,340	1,343,595
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		2,164	2,163,401
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,747,451
Series 2013-2A, Class A 2.97%, 2/20/20(a)		4,101	4,233,676
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,663,083

Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,029,900

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16	U.S.$	1,785	$1,785,220
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		2,674	2,681,345
Series 2012-3, Class A2 0.43%, 9/15/15		356	356,036
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		841	840,993
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,868	1,870,556
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(a)	CAD	75	67,807
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		1,804	1,630,067
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	427	426,593
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		2,742	2,746,369
Series 2013-1, Class A1 0.85%, 1/15/18		1,457	1,460,506
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		2,300	2,299,879
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,228,999
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		2,509	2,513,566
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)		3,924	3,937,893
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,594	1,595,722
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		3,854	3,865,265
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		204	204,173

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15	U.S.$	229	$229,297
Series 2013-4, Class A3 1.11%, 12/15/17		2,655	2,670,767
Series 2013-5, Class A2A 0.64%, 4/17/17		2,002	2,003,092
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		601	601,288
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		2,854	2,863,318
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,843	2,849,430

			80,228,083

Credit Cards - Fixed Rate – 2.4%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,989,981
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,282,740
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,324,677
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,327,370
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,628,982
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,185,872
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,545,602
Series 2013-A, Class A 1.61%, 12/15/21		950	945,162

			23,230,386

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 2.3%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.51%, 12/16/19(b)	U.S.$	2,074	$2,074,025
Cabela’s Master Credit Card Trust Series 2013-2A, Class A2 0.805%, 8/16/21(a)(b)		3,365	3,382,183
Chase Issuance Trust Series 2013-A6, Class A6 0.575%, 7/15/20(b)		4,632	4,646,194
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.585%, 7/15/21(b)		1,905	1,905,088
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(b)		2,006	2,006,024
Gracechurch Card Funding PLC Series 2012-1A, Class A2 1.025%, 2/15/17(a)(b)	EUR	2,140	2,967,717
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.725%, 3/18/14(a)(b)	U.S.$	2,796	2,796,271
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(b)		2,110	2,110,074

			21,887,576

Other ABS - Fixed Rate – 1.5%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		2,328	2,329,022
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)	CAD	2,663	2,405,347
CNH Equipment Trust Series 2013-C, Class A2 0.63%, 1/17/17	U.S.$	1,860	1,862,284
Series 2013-D, Class A4 1.37%, 10/15/20		4,975	4,984,517
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		2,607	2,612,414

			14,193,584

Autos - Floating Rate – 1.3%
Ally Master Owner Trust Series 2011-4, Class A1 0.955%, 9/15/16(b)		1,715	1,718,807

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(b)	U.S.$	1,413	$1,416,533
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.855%, 2/15/17(a)(b)		3,025	3,069,534
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(b)		3,880	3,891,427
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.707%, 12/10/27(a)(b)		2,252	2,251,999

			12,348,300

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		672	665,859
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		35	– 0	–

			665,859

Total Asset-Backed Securities (cost $152,381,416)			152,553,788

MORTGAGE PASS-THROUGHS – 9.9%
Agency ARMs – 9.5%
Federal Home Loan Mortgage Corp. 2.045%, 8/01/42(e)		5,560	5,720,745
2.43%, 7/01/42(e)		8,862	9,047,883
2.721%, 6/01/37(e)		7,381	7,928,776
Series 2005 2.579%, 5/01/35(e)		2,359	2,522,919
Federal National Mortgage Association 2.131%, 8/01/42(e)		5,978	6,169,643
2.234%, 8/01/42(e)		5,443	5,629,758
2.378%, 6/01/42(e)		4,054	4,218,667
2.397%, 1/01/36(e)		1,442	1,532,329
2.442%, 5/01/42(e)		7,213	7,516,388
2.523%, 6/01/42(b)		4,655	4,858,066
2.643%, 8/01/42(e)		8,201	8,438,436
2.662%, 8/01/42(e)		7,739	7,966,122
2.72%, 6/01/42(e)		9,844	10,145,533
Series 2003 2.56%, 12/01/33(e)		584	628,520

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 2.317%, 2/01/35(b)	U.S.$	3,068	$3,314,146
2.71%, 10/01/35(e)		1,904	2,038,493
Series 2006 2.765%, 7/01/36(e)		1,473	1,584,441
Series 2007 1.784%, 1/01/37(b)		964	1,010,217
Series 2009 2.399%, 7/01/38(e)		1,267	1,359,513

			91,630,595

Agency Fixed Rate 15-Year – 0.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,863	2,031,588
Federal National Mortgage Association Series 2001 6.00%, 11/01/16		25	26,139
Series 2002 6.00%, 12/01/17		31	32,719
Series 2005 6.00%, 6/01/17-6/01/20		44	46,084
Series 2006 6.00%, 5/01/21-1/01/22		1,148	1,238,682
Series 2007 6.00%, 2/01/22		304	331,361

			3,706,573

Total Mortgage Pass-Throughs (cost $95,025,735)			95,337,168

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Agency Floating Rate – 1.4%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.436%, 10/25/33(b)		89	84,812
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.655%, 6/15/39(b)		3,728	3,734,836
Series 4286, Class VF 0.605%, 12/15/43(b)		4,650	4,629,822
Federal National Mortgage Association Series 2013-57, Class FN 0.506%, 6/25/43(b)		4,702	4,671,095

			13,120,565

Agency Fixed Rate – 1.1%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		5,533	5,819,874

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24	U.S.$	2,387	$2,500,932
Series 2011-39, Class DA 3.50%, 7/25/24		2,004	2,076,551

			10,397,357

Non-Agency Floating Rate – 1.0%
Connecticut Avenue Securities Series 2013-C01, Class M1 2.156%, 10/25/23(b)		2,640	2,671,503
Federal National Mortgage Association Series 2014-C01, Class M1 1.756%, 1/25/24(b)		1,653	1,660,272
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, 2/25/42(a)(b)		2,576	2,061,108
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M1 1.606%, 11/25/23(b)		3,301	3,303,665

			9,696,548

Non-Agency Fixed Rate – 0.3%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		3,650	3,433,665
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		40	39,662

			3,473,327

Total Collateralized Mortgage Obligations (cost $37,324,802)			36,687,797

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $18,684,471)		18,289	18,910,410

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.588%, 11/03/14(a)(b) (cost $6,455,600)		6,456	6,467,537

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,328,613)		3,335	3,298,649

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $51,324,621)	51,324,621	$51,324,621

Total Investments – 99.9% (cost $961,384,294)		960,701,040
Other assets less liabilities – 0.1%		1,372,647

Net Assets – 100.0%		$962,073,687

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2Yr (CBT) Futures	1,094	June 2014	$240,493,584	$240,543,250	$49,666
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	412	June 2014	49,245,137	49,382,062	(136,925)
U.S. T-Note 10 Yr (CBT) Futures	81	June 2014	10,048,298	10,087,031	(38,733)

					$(125,992)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	203	USD	181	3/07/14	$(154)
BNP Paribas SA	CAD	4,521	USD	4,076	4/10/14	(2,928)
Citibank, NA	AUD	10,578	USD	9,403	3/07/14	(34,489)
State Street Bank & Trust Co.	AUD	10,758	USD	9,650	3/07/14	51,647

						$14,076

CROSS CURRENCY SWAPS (see Note C)

Counter party	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$(125,941)	$(1,712)	$(124,229)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Short Duration Bond Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $116,890,307 or 12.1% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of February 28, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(d)	Fair valued by the Adviser.

(e)	Variable rate coupon, rate shown as of February 28, 2014.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 48.5%
Australia – 4.7%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	24,240	$23,567,138
Series 128 5.75%, 7/15/22		13,959	14,125,827
Series 132 5.50%, 1/21/18		12,775	12,407,734

			50,100,699

Austria – 2.4%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	2,920	4,596,759
3.90%, 7/15/20(a)		13,130	21,037,577

			25,634,336

Belgium – 0.9%
Belgium Government Bond Series 65 4.25%, 9/28/22(a)		4,875	7,939,909
Series 71 3.75%, 6/22/45(a)		750	1,131,056

			9,070,965

Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	34,480	13,961,551

Canada – 1.4%
Canadian Government Bond 2.75%, 6/01/22	CAD	15,395	14,517,014

Denmark – 0.4%
Denmark Government Bond 3.00%, 11/15/21	DKK	21,530	4,484,405

France – 2.2%
France Government Bond OAT 3.00%, 4/25/22	EUR	6,495	9,819,707
3.25%, 5/25/45(a)		2,770	3,871,007
3.50%, 4/25/20		6,000	9,380,855

			23,071,569

Germany – 7.2%
Bundesobligation Series 158 1.75%, 10/09/15		34,670	49,099,722

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bundesrepublik Deutschland 1.50%, 5/15/23	EUR	11,380	$15,717,871
2.25%, 9/04/21		2,104	3,132,859
3.25%, 7/04/42		1,735	2,774,925
Series 2007 4.25%, 7/04/39		3,143	5,807,444

			76,532,821

Italy – 2.0%
Italy Buoni Poliennali Del Tesoro 3.50%, 11/01/17		3,455	5,067,874
3.75%, 3/01/21		1,515	2,219,343
4.25%, 9/01/19		2,245	3,411,447
4.50%, 2/01/20(a)		1,665	2,555,070
4.75%, 5/01/17-9/01/21		4,230	6,476,705
5.00%, 9/01/40(a)		1,210	1,837,363

			21,567,802

Japan – 6.8%
Japan Government Ten Year Bond Series 301 1.50%, 6/20/19	JPY	1,447,750	15,198,060
Series 332 0.60%, 12/20/23		1,040,050	10,231,028
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		250,050	2,655,992
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	23,211,168
Series 143 1.60%, 3/20/33		1,648,700	16,744,276
Series 144 1.50%, 3/20/33		460,050	4,596,952

			72,637,476

Mexico – 0.7%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	90,175	7,088,979

Netherlands – 2.7%
Netherlands Government Bond 1.75%, 7/15/23(a)	EUR	1,735	2,373,004
4.00%, 7/15/19(a)		1,340	2,140,375
4.50%, 7/15/17(a)		15,612	24,447,235

			28,960,614

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.4%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	4,727	$4,235,423

Poland – 0.3%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	8,150	2,969,806

Spain – 1.3%
Spain Government Bond 4.00%, 4/30/20	EUR	1,295	1,935,893
4.80%, 1/31/24		3,425	5,251,315
4.85%, 10/31/20		2,520	3,919,587
5.85%, 1/31/22		2,000	3,286,992

			14,393,787

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	24,950	4,317,084

United Kingdom – 8.5%
United Kingdom Gilt 1.00%, 9/07/17(a)	GBP	6,835	11,330,185
1.75%, 1/22/17-9/07/22(a)		24,250	40,015,264
2.25%, 9/07/23(a)		2,305	3,708,110
3.75%, 9/07/19(a)		6,245	11,451,250
4.50%, 12/07/42(a)		6,993	13,923,468
4.75%, 12/07/30(a)		5,269	10,538,176

			90,966,453

United States – 4.9%
U.S. Treasury Bonds 3.625%, 8/15/43	U.S.$	1,690	1,701,090
4.50%, 2/15/36		5,630	6,595,894
4.625%, 2/15/40		21,888	26,162,511
5.375%, 2/15/31		2,225	2,849,391
U.S. Treasury Notes 0.25%, 7/31/15		15,430	15,444,473

			52,753,359

Total Governments - Treasuries (cost $513,721,505)			517,264,143

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 25.4%
Industrial – 11.9%
Basic – 1.4%
Air Products & Chemicals, Inc. 2.75%, 2/03/23	U.S.$	2,067	$1,947,633
Barrick North America Finance LLC 4.40%, 5/30/21		1,304	1,320,048
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,121,196
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18		1,077	1,085,400
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		2,415	2,289,698
5.75%, 1/30/21(a)		122	126,575
Glencore Funding LLC 4.125%, 5/30/23(a)		1,455	1,397,018
Minsur SA 6.25%, 2/07/24(a)		714	735,931
Rio Tinto Finance USA PLC 2.875%, 8/21/22		2,220	2,115,973
3.50%, 3/22/22		760	762,636
Samarco Mineracao SA 4.125%, 11/01/22(a)		475	435,813
5.75%, 10/24/23(a)		960	964,800

			15,302,721

Capital Goods – 0.2%
Republic Services, Inc. 3.80%, 5/15/18		85	91,048
5.25%, 11/15/21		1,213	1,362,866

			1,453,914

Communications - Media – 2.1%
21st Century Fox America, Inc. 4.50%, 2/15/21		890	970,196
6.55%, 3/15/33		1,383	1,642,943
CBS Corp. 5.75%, 4/15/20		1,410	1,609,492
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,713,214
Comcast Corp. 4.25%, 1/15/33		965	951,830
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	1,971,021
4.75%, 10/01/14		1,200	1,229,063

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)	U.S.$	681	$709,942
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,705,237
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,005,490
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,678,925
Time Warner Cable, Inc. 4.125%, 2/15/21		1,837	1,919,882
Time Warner Entertainment Co. LP 8.375%, 3/15/23		1,305	1,715,443
WPP Finance 2010 4.75%, 11/21/21		417	445,252

			22,267,930

Communications - Telecommunications – 1.5%
American Tower Corp. 5.05%, 9/01/20		2,750	2,991,906
AT&T, Inc. 4.30%, 12/15/42		463	411,443
4.45%, 5/15/21		1,694	1,824,523
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,235,747
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,577,570
United States Cellular Corp. 6.70%, 12/15/33		1,391	1,363,008
Verizon Communications, Inc. 5.15%, 9/15/23		2,254	2,468,869
6.55%, 9/15/43		2,358	2,886,621

			15,759,687

Consumer Cyclical - Automotive – 0.8%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,561,253
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)		2,650	2,644,625
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,335,780

			8,541,658

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,592,010
7.625%, 4/15/31		2,810	3,702,982

			5,294,992

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Wyndham Worldwide Corp. 2.50%, 3/01/18	U.S.$	1,620	$1,639,220

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,133	1,165,749

Consumer Non-Cyclical – 1.3%
Actavis, Inc. 3.25%, 10/01/22		999	959,097
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,823,298
Alicorp SAA 3.875%, 3/20/23(a)		1,060	983,804
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	507,755
Kroger Co. (The) 3.40%, 4/15/22		242	242,163
McKesson Corp. 2.70%, 12/15/22		1,201	1,126,277
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,206,153
Tesco PLC Series E 6.125%, 2/24/22	GBP	1,300	2,474,279
Teva Pharmaceutical Finance Co. BV Series 2 3.65%, 11/10/21	U.S.$	1,852	1,853,150
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		955	981,464

			14,157,440

Energy – 1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	820,976
6.45%, 9/15/36		877	1,040,202
Nabors Industries, Inc. 5.10%, 9/15/23(a)		2,590	2,638,879
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,599,545
Noble Holding International Ltd. 4.90%, 8/01/20		251	272,927
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,544,207
Phillips 66 4.30%, 4/01/22		3,940	4,157,039
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,442,913

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southwestern Energy Co. 4.10%, 3/15/22	U.S.$	823	$845,096
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,010,162

			20,371,946

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	555,653
Baidu, Inc. 2.25%, 11/28/17		788	785,877
EMC Corp./MA 3.375%, 6/01/23		2,675	2,646,600
Hewlett-Packard Co. 2.75%, 1/14/19		1,503	1,524,777
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,577,372
7.50%, 5/15/25		290	352,941
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	3,079,848
Total System Services, Inc. 2.375%, 6/01/18		791	787,296
3.75%, 6/01/23		751	712,034

			12,022,398

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,738,407
5.75%, 12/15/16		1,115	1,244,871

			2,983,278

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		2,199	2,260,191
5.00%, 4/07/18(a)		1,163	1,259,227
Ryder System, Inc. 5.85%, 11/01/16		930	1,039,943
7.20%, 9/01/15		908	992,478

			5,551,839

			126,512,772

Financial Institutions – 10.7%
Banking – 7.4%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		2,655	2,667,362
Bank of America Corp.
5.875%, 2/07/42		2,896	3,383,623
7.625%, 6/01/19		1,700	2,117,501
Series L
5.65%, 5/01/18		1,130	1,291,627

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	$3,031,015
BNP Paribas SA
5.00%, 1/15/21	U.S.$	2,966	3,302,074
5.186%, 6/29/15(a)		846	869,265
BPCE SA 5.70%, 10/22/23(a)		1,947	2,051,164
Branch Banking & Trust Co. 2.85%, 4/01/21		2,660	2,657,766
Citigroup, Inc.
4.50%, 1/14/22		3,160	3,366,380
8.50%, 5/22/19		790	1,017,556
Compass Bank 5.50%, 4/01/20		4,989	5,280,757
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,486	1,472,996
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,667,113
Fifth Third Bancorp 2.30%, 3/01/19	U.S.$	1,132	1,133,487
Goldman Sachs Group, Inc. (The)
Series D
6.00%, 6/15/20		920	1,068,719
Series G
7.50%, 2/15/19		2,855	3,496,881
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,225,789
JPMorgan Chase & Co.
4.40%, 7/22/20		1,335	1,453,959
4.625%, 5/10/21		857	940,517
Lloyds Bank PLC 6.50%, 9/14/20(a)		2,702	3,109,691
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	708,939
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	699,795
Morgan Stanley
Series G
5.45%, 1/09/17		1,615	1,796,460
5.50%, 7/24/20		2,455	2,795,180
Murray Street Investment Trust I 4.647%, 3/09/17		272	294,799
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,988,037
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,143,545

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)	U.S.$	605	$636,763
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)		430	438,600
Standard Chartered Bank Hong Kong Ltd. Series E 5.875%, 6/24/20(a)		724	801,720
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,260,051
State Street Corp. 3.70%, 11/20/23		1,060	1,085,177
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,330,981
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,137,400
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,457,540
UBS AG/Stamford CT 7.50%, 7/15/25		2,889	3,626,579
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,488,255

			79,295,063

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,620,751

Finance – 0.2%
General Electric Capital Corp. 2.30%, 4/27/17		1,635	1,694,653

Insurance – 2.4%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		1,820	2,079,099
American International Group, Inc. 3.375%, 8/15/20		1,050	1,079,010
Coventry Health Care, Inc. 5.95%, 3/15/17		665	751,727
6.125%, 1/15/15		260	272,421
6.30%, 8/15/14		2,060	2,111,978
Five Corners Funding Trust 4.419%, 11/15/23(a)		1,060	1,081,666
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	709,149
5.50%, 3/30/20		922	1,054,974
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		600	670,102

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.30%, 8/01/18	U.S.$	369	$431,817
6.45%, 6/01/16		285	317,442
7.20%, 6/15/18		610	732,139
Lincoln National Corp. 8.75%, 7/01/19		791	1,028,923
Markel Corp. 7.125%, 9/30/19		1,105	1,325,135
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,227,554
MetLife, Inc. 4.75%, 2/08/21		1,085	1,206,726
7.717%, 2/15/19		1,159	1,455,039
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	1,400	2,340,838
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	1,080	1,602,495
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,111,462
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		1,295	1,603,794

			25,193,490

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		2,467	2,570,994

REITS – 0.2%
HCP, Inc. 6.00%, 1/30/17		2,195	2,479,472

			113,854,423

Utility – 2.4%
Electric – 0.5%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	551,559
Enel Finance International NV Series E 4.875%, 4/17/23(a)	EUR	1,125	1,792,605
Monongahela Power Co. 4.10%, 4/15/24(a)	U.S.$	1,059	1,095,345
TECO Finance, Inc. 4.00%, 3/15/16		745	790,134
5.15%, 3/15/20		915	1,022,111
Union Electric Co. 6.70%, 2/01/19		315	381,355

			5,633,109

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.8%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)	U.S.$	1,515	$1,618,067
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,136,414
7.50%, 7/01/38		2,264	2,766,726
GDF Suez 1.625%, 10/10/17(a)		975	979,436
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		413	415,426
3.50%, 9/01/23		698	659,554
3.95%, 9/01/22		495	494,995
4.15%, 3/01/22		863	871,769
6.85%, 2/15/20		517	615,577
NiSource Finance Corp. 6.80%, 1/15/19		3,445	4,122,166
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,369,304
Williams Partners LP 4.50%, 11/15/23		425	435,042
5.25%, 3/15/20		2,198	2,448,106

			18,932,582

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,129,638

			25,695,329

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)	U.S.$	819	801,228
4.125%, 3/13/17(a)		757	813,677
Electricite de France 5.25%, 1/29/23(a)		2,143	2,137,642
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	775	1,054,222

			4,806,769

Total Corporates - Investment Grades (cost $252,017,634)			270,869,293

MORTGAGE PASS-THROUGHS – 6.7%
Agency Fixed Rate 30-Year – 4.8%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36	U.S.$	43	46,461

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 5.50%, 7/01/35	U.S.$	1,173	$1,304,736
Federal National Mortgage Association 3.00%, 9/01/42-11/01/43		8,535	8,302,522
3.50%, 3/01/44, TBA		12,635	12,808,731
4.00%, 3/01/44, TBA		22,760	23,855,325
Series 2003 5.50%, 4/01/33		906	1,005,028
Series 2004 5.50%, 4/01/34-11/01/34		2,857	3,169,002
Series 2005 5.50%, 2/01/35		717	795,648
Series 2006 5.00%, 1/01/36		2	2,318
Series 2007 4.50%, 8/01/37		225	241,252

			51,531,023

Agency Fixed Rate 15-Year – 1.5%
Federal National Mortgage Association 3.50%, 3/01/29, TBA		15,225	16,095,680

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.496%, 5/01/38(c)		1,583	1,688,638
Federal National Mortgage Association Series 2003 2.56%, 12/01/33(c)		811	872,163
Series 2007 2.333%, 3/01/34(c)		1,586	1,681,867

			4,242,668

Total Mortgage Pass-Throughs (cost $70,970,000)			71,869,371

GOVERNMENTS - SOVEREIGN AGENCIES – 4.6%
Canada – 2.2%
Canada Housing Trust No. 1 3.35%, 12/15/20(a)	CAD	24,915	24,025,548

France – 0.4%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)	U.S.$	4,014	4,034,546

Germany – 1.9%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	3,900	5,448,415
3.00%, 8/03/18(a)		1,400	2,115,825
KFW 1.125%, 10/16/18		4,460	6,242,572
3.875%, 1/21/19		4,410	6,960,079

			20,766,891

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.1%
Qtel International Finance Ltd. 3.875%, 1/31/28(a)	U.S.$	647	$592,011

Total Governments - Sovereign Agencies (cost $51,448,220)			49,418,996

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.2%
Non-Agency Fixed Rate CMBS – 2.7%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.784%, 3/15/49		2,406	2,614,160
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.009%, 12/10/49		3,725	4,216,510
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,481,278
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,615	1,548,346
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.937%, 6/15/29		1,017	1,020,376
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		3,041	3,323,031
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,663	7,257,943
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.722%, 5/15/43		2,930	3,201,179

			28,662,823

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,931,591

Total Commercial Mortgage-Backed Securities (cost $33,233,175)			33,594,414

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 3.0%
Aib Mortgage Bank Series E 4.875%, 6/29/17	EUR	665	$1,014,725
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	827,036
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	2,964,989
Bank of Scotland PLC Series E 4.75%, 6/08/22	EUR	3,180	5,380,981
BPCE SFH SA 3.625%, 5/12/16(a)		400	589,509
Series E 2.75%, 2/16/17		1,800	2,635,067
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,308,028
CaixaBank SA 5.125%, 4/27/16		1,250	1,872,650
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	5,029,256
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,190	3,182,531
Nationwide Building Society 3.125%, 10/13/16(a)	EUR	2,610	3,843,157
Santander Consumer Finance SA 3.875%, 3/23/16		1,300	1,893,710
Societe Generale SFH Series E 3.25%, 6/06/16(a)	EUR	900	1,319,713

Total Covered Bonds (cost $29,670,193)			31,861,352

AGENCIES – 2.2%
Agency Debentures – 2.2%
Federal Home Loan Mortgage Corp.
1.75%, 5/30/19	U.S.$	1,985	1,978,130
6.75%, 3/15/31		1,345	1,850,748
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	19,085,324

Total Agencies (cost $21,002,722)			22,914,202

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.8%
Quasi-Sovereign Bonds – 1.8%
Chile – 0.2%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	2,595	$2,671,720

China – 0.1%
CNOOC Curtis Funding No. 1 Pty Ltd. 4.50%, 10/03/23(a)		687	693,265

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		1,990	2,236,163

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,836,802

Mexico – 0.2%
Petroleos Mexicanos 4.875%, 1/18/24		2,645	2,718,943

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	551,700

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,119,185

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,514,533

Total Quasi-Sovereigns (cost $18,281,246)			19,342,311

SUPRANATIONALS – 1.0%
European Investment Bank Series E 4.25%, 4/15/19	EUR	5,095	8,165,235
International Bank for Reconstruction & Development 9.25%, 7/15/17	U.S.$	2,340	2,974,770

Total Supranationals (cost $10,697,602)			11,140,005

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.6%
Connecticut Avenue Securities Series 2013-C01, Class M1 2.156%, 10/25/23(d)	U.S.$	1,003	$1,014,672
Federal National Mortgage Association Series 2014-C01, Class M1 1.756%, 1/25/24(d)		2,569	2,579,053
Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.355%, 2/25/24(d)		2,665	2,700,680

			6,294,405

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.614%, 5/25/35		1,086	1,045,279

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.675%, 5/28/35		392	350,603

Total Collateralized Mortgage Obligations (cost $7,701,420)			7,690,287

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Indonesia – 0.3%
Indonesia Government International Bond 3.375%, 4/15/23(a)		3,326	2,985,085

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)		2,944	3,223,680

Total Governments - Sovereign Bonds (cost $6,212,569)			6,208,765

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.1%
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	710	641,658
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)	U.S.$	764	765,733

			1,407,391

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.281%, 12/25/32(d)		356	341,629

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.414%, 1/20/35(d)	U.S.$	421	$418,371

			760,000

Other ABS - Fixed Rate – 0.1%
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		478	478,947

Home Equity Loans - Fixed Rate – 0.0%
CitiFinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		338	345,405

Total Asset-Backed Securities (cost $3,069,697)			2,991,743

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $2,017,356)		1,985	2,768,559

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Financial Institutions – 0.2%
Banking – 0.1%
Societe Generale SA 5.922%, 4/05/17(a)		1,515	1,620,750

Insurance – 0.1%
ING Groep NV 5.775%, 12/08/15		719	744,165

Total Corporates - Non-Investment Grades (cost $2,262,578)			2,364,915

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a) (cost $2,097,699)		1,885	2,069,730

SHORT-TERM INVESTMENTS – 6.6%
U.S. Treasury Bills – 4.9%
U.S. Treasury Bill Zero Coupon, 4/10/14 (cost $52,688,582)		52,690	52,688,582

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Global Core Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Investment Companies – 1.7%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(e) (cost $17,542,612)	17,542,612	$17,542,612

Total Short-Term Investments (cost $70,231,194)		70,231,194

Total Investments – 105.3% (cost $1,094,634,810)		1,122,599,280
Other assets less liabilities – (5.3)%		(56,621,593)

Net Assets – 100.0%		$1,065,977,687

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	283	June 2014	$33,826,151	$33,920,203	$(94,052)
U.S. T-Note 10 Yr (CBT) Futures	170	June 2014	21,089,022	21,170,313	(81,291)
U.S. Long Bond (CBT) Futures	198	June 2014	26,053,695	26,346,375	(292,680)

					$(468,023)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	1,287	USD	1,770	3/12/14	$(5,796)
Barclays Bank PLC	JPY	7,310,314	USD	71,361	4/11/14	(484,748)
Barclays Bank PLC	PLN	9,259	USD	3,062	4/03/14	(3,890)
Barclays Bank PLC	USD	270	MXN	3,533	3/14/14	(3,324)
BNP Paribas SA	CAD	42,537	USD	38,353	4/10/14	(27,554)
BNP Paribas SA	GBP	55,483	USD	91,961	3/13/14	(942,033)
BNP Paribas SA	NZD	5,267	USD	4,370	3/14/14	(42,665)
Royal Bank of Canada	MXN	96,263	USD	7,378	3/14/14	124,657
Royal Bank of Scotland PLC	AUD	56,045	USD	49,858	3/07/14	(143,658)
Royal Bank of Scotland PLC	SEK	26,823	USD	4,137	3/06/14	(46,604)
State Street Bank & Trust Co.	BRL	32,958	USD	13,329	5/05/14	(511,290)
State Street Bank & Trust Co.	EUR	2,521	USD	3,412	3/12/14	$(67,449)

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	133	GBP	80	3/13/14	788
UBS AG	EUR	189,067	USD	258,438	3/12/14	(2,529,960)

						$(4,683,526)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $317,328,379 or 29.8% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2014.

(c)	Variable rate coupon, rate shown as of February 28, 2014.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

JSC – Joint Stock Company

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

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Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 90.5%
United States – 90.5%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	337,697	$343,939,098
0.125%, 1/15/23 (TIPS)		45,924	44,883,878
0.375%, 7/15/23 (TIPS)		34,403	34,394,849
0.625%, 7/15/21 (TIPS)(a)		36,794	38,398,358
0.625%, 1/15/24 (TIPS)		19,414	19,679,242
1.125%, 1/15/21 (TIPS)		14,022	15,096,355
1.25%, 7/15/20 (TIPS)(a)(b)		60,694	66,369,581
1.375%, 7/15/18 (TIPS)		621	683,304
1.375%, 1/15/20 (TIPS)(a)		42,607	46,690,848
1.625%, 1/15/18 (TIPS)		22,540	24,769,853
1.875%, 7/15/19 (TIPS)		24,398	27,547,252
2.00%, 7/15/14-1/15/16 (TIPS)		15,987	16,814,960
2.125%, 1/15/19 (TIPS)		22,602	25,607,583
2.50%, 7/15/16 (TIPS)(a)		3,514	3,870,666

Total Inflation-Linked Securities (cost $700,814,235)			708,745,827

CORPORATES - INVESTMENT GRADES – 14.8%
Industrial – 7.6%
Basic – 1.4%
Barrick North America Finance LLC 4.40%, 5/30/21		596	603,335
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	760,902
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	831,026
Dow Chemical Co. (The) 8.55%, 5/15/19		637	823,903
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		1,400	1,327,361
5.75%, 1/30/21(c)		113	117,238
International Paper Co. 4.75%, 2/15/22		1,710	1,854,319
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,252,664
Minsur SA 6.25%, 2/07/24(c)		1,402	1,445,063
Rio Tinto Finance USA PLC 2.875%, 8/21/22		1,008	960,766
3.50%, 3/22/22		370	371,284
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	749,055

			11,096,916

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
CRH Finance Ltd. Series E 7.375%, 5/28/14(c)	EUR	1,100	$1,541,530
Embraer SA 5.15%, 6/15/22	U.S.$	550	568,563
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	728,175

			2,838,268

Communications - Media – 1.1%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,833,077
CBS Corp. 5.75%, 4/15/20		1,625	1,854,910
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,314,567
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	631,755
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		906	910,530
Omnicom Group, Inc. 3.625%, 5/01/22		703	701,250
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,442,402

			8,688,491

Communications - Telecommunications – 1.0%
American Tower Corp. 5.05%, 9/01/20		1,355	1,474,194
AT&T, Inc. 5.35%, 9/01/40		1,397	1,433,759
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	137,728
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	916,344
Verizon Communications, Inc. 5.15%, 9/15/23		1,957	2,143,557
5.50%, 2/15/18		885	1,004,012
7.35%, 4/01/39		780	1,011,252

			8,120,846

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		337	374,576
5.875%, 8/02/21		1,166	1,346,115
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,704,039

			3,424,730

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	U.S.$	1,610	$1,699,553
Kroger Co. (The) 3.40%, 4/15/22		1,324	1,324,892
Reynolds American, Inc. 3.25%, 11/01/22		899	854,477
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		696	715,287

			4,594,209

Energy – 1.3%
Marathon Petroleum Corp. 5.125%, 3/01/21		590	659,835
Nabors Industries, Inc. 5.10%, 9/15/23(c)		715	728,494
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,725,464
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,151,222
Transocean, Inc. 3.80%, 10/15/22		1,555	1,474,736
6.375%, 12/15/21		5	5,609
Valero Energy Corp. 6.125%, 2/01/20		998	1,171,998
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	2,051,933

			9,969,291

Technology – 0.8%
Baidu, Inc. 2.25%, 11/28/17		280	279,246
3.25%, 8/06/18		977	998,344
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,874,238
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,154,351
Total System Services, Inc. 2.375%, 6/01/18		530	527,518
3.75%, 6/01/23		542	513,878

			6,347,575

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,803,109

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,028,603

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 3.15%, 3/02/15	U.S.$	1,105	$1,132,203
5.85%, 11/01/16		630	704,477

			2,865,283

			59,748,718

Financial Institutions – 5.0%
Banking – 2.9%
Bank of America Corp. 5.625%, 7/01/20		705	811,626
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	830	1,397,635
BNP Paribas SA 5.186%, 6/29/15(c)	U.S.$	502	515,805
BPCE SA 5.70%, 10/22/23(c)		1,390	1,464,365
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		361	357,841
Credit Suisse AG 6.50%, 8/08/23(c)		1,392	1,513,511
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	772	1,328,304
Goldman Sachs Group, Inc. (The) 1.833%, 11/29/23(e)	U.S.$	1,550	1,582,875
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,024,122
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	871,186
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		1,718	1,956,571
Murray Street Investment Trust I 4.647%, 3/09/17		184	199,423
National Capital Trust II Delaware 5.486%, 3/23/15(c)		1,090	1,117,250
PNC Bank NA 3.80%, 7/25/23		1,930	1,948,073
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)		735	773,587
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		285	335,473
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)		340	346,800
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,939,520

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	655	$727,601
7.625%, 8/17/22		929	1,102,404

			22,313,972

Insurance – 1.4%
American International Group, Inc. 6.40%, 12/15/20		1,660	1,990,035
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,330	1,485,393
6.10%, 10/01/41		760	913,246
Lincoln National Corp. 8.75%, 7/01/19		550	715,433
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,194,453
Prudential Financial, Inc. 5.625%, 6/15/43		940	970,550
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,944,772
XLIT Ltd. 5.25%, 9/15/14		1,590	1,628,647

			10,842,529

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,877	2,103,276
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,140,554
Trust F/1401 5.25%, 12/15/24(c)		1,555	1,547,225

			5,791,055

			38,947,556

Utility – 1.8%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		669	746,469
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	287,817

			1,034,286

Natural Gas – 1.7%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,659,305
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,841,791
Enterprise Products Operating LLC 5.20%, 9/01/20		720	810,884

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 3.95%, 9/01/22	U.S.$	1,439	$1,438,986
4.15%, 3/01/22		625	631,351
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,695,932
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,063,269
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,591,210
Williams Partners LP 3.80%, 2/15/15		1,660	1,708,143

			13,440,871

			14,475,157

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		1,478	1,338,741
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,430,503

			2,769,244

Total Corporates - Investment Grades (cost $111,102,286)			115,940,675

ASSET-BACKED SECURITIES – 11.7%
Autos - Fixed Rate – 7.5%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		3,017	3,024,049
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,158,562
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,560,907
Series 2014-1, Class A2 1.29%, 1/15/19		2,665	2,664,394
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,421,156
Series 2013-1, Class A2 0.49%, 6/08/16		873	873,129
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,728,063
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,087,911

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)	U.S.$	1,766	$1,765,511
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		3,140	3,241,586
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,591	1,590,350
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,345,585
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		2,250	2,260,345
Series 2014-1, Class B 2.22%, 1/22/19		400	402,337
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		1,469	1,469,181
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19 (c)		706	705,994
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		722	723,861
Series 2013-1A, Class A 1.29%, 10/16/17(c)		665	666,110
Series 2014-1A, Class A 1.29%, 5/15/18(c)		1,045	1,044,956
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,537	1,539,103
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18 (c)		583	582,841
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,148,870
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		726	655,990
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	640,038
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,234	1,235,966

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19	U.S.$	1,873	$1,872,902
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,701,956
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		409	410,155
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		2,063	2,066,754
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	598,012
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,315	1,316,420
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,205,342
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		174	173,969
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		244	244,011
Series 2013-3, Class C 1.81%, 4/15/19		1,919	1,924,695
Series 2013-4, Class A3 1.11%, 12/15/17		2,105	2,117,501
Series 2013-5, Class A2A 0.64%, 4/17/17		1,151	1,151,628
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		512	512,065

			58,832,205

Credit Cards - Fixed Rate – 1.3%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,312,995
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		1,905	1,812,506
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,697,599

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17	U.S.$	1,300	$1,400,269
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,314,766
Series 2013-A, Class A 1.61%, 12/15/21		809	804,881

			10,343,016

Autos - Floating Rate – 1.3%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(c)(e)		3,034	3,041,585
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.535%, 1/15/18(e)		2,082	2,084,823
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(e)		3,340	3,349,836
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.707%, 12/10/27(c)(e)		1,815	1,814,999

			10,291,243

Credit Cards - Floating Rate – 1.0%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.51%, 12/16/19(e)		1,685	1,685,020
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(e)		1,619	1,619,019
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.725%, 3/18/14(c)(e)		2,401	2,401,233
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(e)		1,715	1,715,060

			7,420,332

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		603	603,124
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		679	681,484

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-C, Class A2 0.63%, 1/17/17	U.S.$	1,480	$1,481,337
Series 2013-D, Class A2 0.49%, 3/15/17		1,868	1,868,650
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		240	240,572

			4,875,167

Total Asset-Backed Securities (cost $91,883,479)			91,761,963

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.6%
Non-Agency Fixed Rate CMBS – 7.8%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		2,466	2,687,790
Series 2007-5, Class AM 5.772%, 2/10/51		618	660,035
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		1,970	1,917,823
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.784%, 3/15/49		576	625,905
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.77%, 5/15/46		2,263	2,517,150
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		943	921,201
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.79%, 6/15/38		770	768,837
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,307,557
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,727,788
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,387,257

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)	U.S.$	2,029	$2,034,302
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,791	1,741,265
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		2,226	2,248,732
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,968	2,136,015
Series 2007-CB18, Class A1A 5.431%, 6/12/47		3,797	4,181,791
Series 2007-CB19, Class AM 5.712%, 2/12/49		700	762,270
Series 2007-CB20, Class A1A 5.746%, 2/12/51		3,374	3,796,512
Series 2007-LD12, Class AM 6.011%, 2/15/51		598	669,242
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,889	4,304,198
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,325	1,358,640
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		717	716,930
Series 2006-C2, Class A1A 5.739%, 8/12/43		1,280	1,402,314
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,160	3,441,857
Series 2006-4, Class A1A 5.166%, 12/12/49		4,792	5,237,710
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.65%, 6/11/42		3,005	3,386,646
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,507,339
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	310,304
Series 2012-C4, Class A5 2.85%, 12/10/45		637	609,727
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.722%, 5/15/43		3,203	3,499,267

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	1,776	$1,753,871

			61,620,275

Non-Agency Floating Rate CMBS – 0.4%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.858%, 12/05/31(c)(e)		1,010	1,005,575
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.007%, 11/08/29(c)(e)		2,035	2,029,938

			3,035,513

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,812	2,934,010

Total Commercial Mortgage-Backed Securities (cost $67,789,546)			67,589,798

CORPORATES - NON-INVESTMENT GRADES – 2.2%
Financial Institutions – 1.2%
Banking – 1.2%
Bank of America Corp. Series U 5.20%, 6/01/23		857	805,580
Barclays Bank PLC 7.625%, 11/21/22		1,213	1,340,365
Citigroup, Inc. 5.95%, 1/30/23		1,164	1,149,450
Credit Agricole SA 7.875%, 1/23/24(c)		368	395,600
Credit Suisse Group AG 7.50%, 12/11/23(c)		305	335,881
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	2,440	3,165,857
6.071%, 6/30/14(c)	U.S.$	769	770,923
Societe Generale SA 4.196%, 1/26/15	EUR	396	551,136
5.922%, 4/05/17(c)	U.S.$	230	246,054
7.875%, 12/18/23(c)		723	766,380

			9,527,226

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.0%
SLM Corp. 7.25%, 1/25/22	U.S.$	132	$145,200

			9,672,426

Industrial – 0.8%
Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(c)		672	682,080

Communications - Media – 0.2%
DISH DBS Corp. 5.00%, 3/15/23		835	828,737
Sirius XM Holdings, Inc. 4.625%, 5/15/23(c)		844	793,360

			1,622,097

Communications - Telecommunications – 0.2%
Sprint Corp. 7.875%, 9/15/23(c)		810	897,075
T-Mobile USA, Inc. 6.625%, 4/01/23		765	822,375

			1,719,450

Consumer Cyclical - Automotive – 0.0%
Dana Holding Corp. 6.00%, 9/15/23		295	305,325

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 5.00%, 2/15/21(c)		385	384,038

Energy – 0.2%
Cimarex Energy Co. 5.875%, 5/01/22		596	643,680
Denbury Resources, Inc. 4.625%, 7/15/23		836	787,930

			1,431,610

			6,144,600

Utility – 0.2%
Natural Gas – 0.2%
ONEOK, Inc. 4.25%, 2/01/22		1,321	1,279,523
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		229	214,115

			1,493,638

Total Corporates – Non-Investment Grades (cost $16,734,215)			17,310,664

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		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)	U.S.$	586	$603,325

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		1,910	1,909,082

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,099,245

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		1,328	1,492,274

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,697,700

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		1,025	1,063,438

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,155,830

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,805,192

Total Quasi-Sovereigns (cost $11,412,593)			11,826,086

MORTGAGE PASS-THROUGHS – 1.3%
Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2013 3.50%, 12/01/42		7,300	7,423,482

Agency ARMs – 0.3%
Federal Home Loan Mortgage Corp. 2.375%, 11/01/35(e)		1,715	1,831,711
2.496%, 5/01/38(f)		817	871,555

			2,703,266

Total Mortgage Pass-Throughs (cost $9,981,587)			10,126,748

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.3%
Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $9,620,945)	BRL	24,460	$9,904,279

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.7%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.556%, 1/25/24(e)	U.S.$	544	554,489
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.406%, 11/25/23(e)		1,940	1,949,789
Series 2014-DN1, Class M2 2.355%, 2/25/24(e)		1,170	1,185,664
Series 2014-DN1, Class M3 4.655%, 2/25/24(e)		1,375	1,407,236

Total Collateralized Mortgage Obligations (cost $5,029,235)			5,097,178

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Communications - Telecommunications – 0.2%
Comcel Trust (Cayman Islands) 6.875%, 2/06/24(c)		387	400,061
Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 5/30/23(c)		322	298,096
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	495,922

			1,194,079

Consumer Non - Cyclical – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	746,700
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(c)		761	452,795
11.75%, 2/09/22(c)		560	329,000

			1,528,495

Total Emerging Markets – Corporate Bonds (cost $2,678,551)			2,722,574

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Bond Inflation Protection Portfolio—Portfolio of Investments

Company			Shares	U.S. $ Value

PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
Morgan Stanley 7.125%			30,000	$802,200
State Street Corp. 5.90%			27,400	695,960

				1,498,160

Insurance – 0.1%
Allstate Corp. (The) 5.10%			41,400	1,034,172

Total Preferred Stocks (cost $2,541,528)				2,532,332

			Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(c)	U.S.$		971	871,473

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(c)			1,445	1,582,275

Total Governments – Sovereign Bonds (cost $2,394,218)				2,453,748

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Ireland – 0.1%
Bank of Ireland Series MPLE 2.065%, 9/22/15(e) (cost $929,853)		CAD	1,060	909,419

Total Investments – 133.7% (cost $1,032,912,271)				1,046,921,291
Other assets less liabilities – (33.7)%				(264,135,332)

Net Assets – 100.0%				$782,785,959

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2Yr (CBT) Futures	195	June 2014	$42,866,769	$42,875,625	$8,856

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Bond Inflation Protection Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	36	June 2014	$4,737,035	$4,790,250	$(53,215)
U.S. T-Note 5 Yr (CBT) Futures	674	June 2014	80,561,221	80,785,219	(223,998)
U.S. T-Note 10 Yr (CBT) Futures	446	June 2014	55,327,668	55,540,937	(213,269)

					$(481,626)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	IDR	46,807,796	USD	4,025	4/11/14	$708
Barclays Bank PLC	USD	1,960	IDR	23,553,274	4/11/14	65,176
BNP Paribas SA	BRL	4,652	USD	1,994	3/06/14	9,651
BNP Paribas SA	USD	1,915	BRL	4,652	3/06/14	68,660
BNP Paribas SA	USD	3,899	GBP	2,339	3/13/14	17,553
BNP Paribas SA	CAD	3,397	USD	3,063	4/10/14	(2,201)
Credit Suisse International	SEK	25,373	USD	3,885	3/06/14	(72,595)
Goldman Sachs Bank USA	BRL	9,901	USD	4,159	5/05/14	1,349
Goldman Sachs Bank USA	BRL	5,488	USD	2,201	5/05/14	(103,277)
JPMorgan Chase Bank, NA	GBP	3,079	USD	5,099	3/13/14	(55,345)
Royal Bank of Scotland PLC	BRL	4,652	USD	1,986	3/06/14	2,330
Royal Bank of Scotland PLC	USD	1,994	BRL	4,652	3/06/14	(9,651)
Royal Bank of Scotland PLC	USD	1,957	BRL	4,652	5/05/14	(3,635)
Standard Chartered Bank	USD	3,917	SEK	25,378	3/06/14	40,671
State Street Bank & Trust Co.	EUR	115	USD	159	3/12/14	57
State Street Bank & Trust Co.	EUR	5,062	USD	6,916	3/12/14	(71,542)
State Street Bank & Trust Co.	USD	73	GBP	44	3/13/14	144
State Street Bank & Trust Co.	BRL	13,129	USD	5,409	4/02/14	(150,047)
State Street Bank & Trust Co.	USD	206	CAD	229	4/10/14	227

						$(261,767)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS(see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21 5 Year Index, 12/20/18*	(5.00)%	3.09%	$6,245	$(567,085)	$(325,554)
CDX-NAHY Series 21 5 Year Index, 12/20/18*	(5.00)	3.09	15,580	(1,414,761)	(352,702)
CDX-NAIG Series 21 5 Year Index, 12/20/18*	(1.00)	0.64	23,410	(443,094)	(51,083)

				$(2,424,940)	$(729,339)

*	Termination date

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CENTRALLY CLEARED INTEREST RATE SWAPS(see Note C)

				Rate Type
Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	17,400	1/13/17	3 Month BBR	3.170%	$71,438
Morgan Stanley & Co., LLC/(CME Group)		15,420	2/13/17	3 Month BBR	3.245%	98,226
Morgan Stanley & Co., LLC/(CME Group)		4,910	1/14/24	2.980%	3 Month LIBOR	(121,501)
Morgan Stanley & Co., LLC/(CME Group)		4,330	2/14/24	2.889%	3 Month LIBOR	(57,223)

						$(9,060)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Societe Generale, 5.25% 3/28/13, 12/20/17*	3.00%	0.69%	EUR	1,400	$178,715	$64,266	$114,449
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.45		2,140	44,672	(53,494)	98,166

					$223,387	$10,772	$212,615

*	Termination date

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Bond Inflation Protection Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,590	1/17/22	2.050%	3 MonthLIBOR	$179,799
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 MonthLIBOR	(636,237)
Morgan Stanley Capital Services LLC	46,600	3/12/14	0.563%	3 MonthLIBOR	(105,586)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 MonthLIBOR	764,204
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 MonthLIBOR	514,078

					$716,258

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$29,200	4/15/15	1.209%	CPI	#	$(12,816)
Morgan Stanley Capital Services LLC	36,700	7/15/15	1.675%	CPI#		12,420
Morgan Stanley Capital Services LLC	10,900	7/15/17	1.955%	CPI	#	(4,932)

						$(5,328)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2014
Bank of America+	0.08%	—	$7,194,048
Barclays Capital, Inc.	0.13%	3/07/14	17,595,342
Barclays Capital, Inc.+	0.06%	—	14,007,050
JPMorgan Chase	0.10%	3/13/14	49,883,184
JPMorgan Chase	0.12%	4/07/14	81,208,808
JPMorgan Chase	0.12%	4/15/14	24,195,459

			$194,083,891

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+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2014

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $280,326,024.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $583,108.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $106,434,199 or 13.6% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2014.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(f)	Variable rate coupon, rate shown as of February 28, 2014.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
IDR	– Indonesian Rupiah
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CBT	– Chicago Board of Trade
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
JSC	– Joint Stock Company
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 71.4%
Industrial – 58.9%
Basic – 5.8%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	355	$399,819
Aleris International, Inc. 7.625%, 2/15/18		519	548,842
7.875%, 11/01/20		230	244,375
ArcelorMittal 6.00%, 3/01/21(a)		600	648,000
6.125%, 6/01/18		1,330	1,463,000
7.25%, 3/01/41		61	62,068
7.50%, 10/15/39		837	872,572
Arch Coal, Inc. 7.25%, 6/15/21		594	478,170
Ashland, Inc. 3.875%, 4/15/18		65	67,275
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV 5.75%, 2/01/21(b)	EUR	280	408,707
7.375%, 5/01/21(b)	U.S.$	535	577,800
Axiall Corp. 4.875%, 5/15/23(b)		242	238,975
Commercial Metals Co. 6.50%, 7/15/17		1,016	1,137,920
FMG Resources August 206 Pty Ltd. 6.875%, 4/01/22(a)(b)		485	526,225
8.25%, 11/01/19(b)		500	551,250
GrafTech International Ltd. 6.375%, 11/15/20		365	375,038
Hexion US Finance Corp. 6.625%, 4/15/20		901	931,409
Huntsman International LLC 8.625%, 3/15/21		831	939,030
INEOS Finance PLC 7.50%, 5/01/20(b)		376	413,600
8.375%, 2/15/19(b)		425	470,688
INEOS Group Holdings SA 5.75%, 2/15/19(b)	EUR	275	391,919
5.875%, 2/15/19(b)	U.S.$	375	386,250
6.125%, 8/15/18(b)		345	357,075
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		696	723,840
Kerling PLC 10.625%, 2/01/17(b)	EUR	255	375,735

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High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)	U.S.$	897	$1,006,882
Molycorp, Inc. 3.25%, 6/15/16(a)		667	530,265
10.00%, 6/01/20		869	869,000
Momentive Performance Materials, Inc. 8.875%, 10/15/20		461	493,270
Novelis, Inc./GA 8.75%, 12/15/20		509	572,625
Peabody Energy Corp. 6.00%, 11/15/18		682	738,265
6.25%, 11/15/21(a)		659	680,417
PetroLogistics LP/ PetroLogistics Finance Corp. 6.25%, 4/01/20		288	292,320
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	522,167
Ryerson, Inc./ Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		400	436,000
11.25%, 10/15/18		170	190,825
Steel Dynamics, Inc. 5.25%, 4/15/23		307	315,443
6.125%, 8/15/19		515	562,637
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		500	558,750
TPC Group, Inc. 8.75%, 12/15/20(b)		422	455,760

			21,814,208

Capital Goods – 4.6%
Accudyne Industries Borrower/ Accudyne Industries LLC 7.75%, 12/15/20(b)		328	350,960
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 7.375%, 10/15/17(b)	EUR	650	954,535
BC Mountain LLC/ BC Mountain Finance, Inc. 7.00%, 2/01/21(b)	U.S.$	403	400,985
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(b)	EUR	100	148,065
Beverage Packaging Holdings Luxembourg II SA/ Beverage Packaging Holdings II Is 5.625%, 12/15/16(b)	U.S.$	575	592,969
6.00%, 6/15/17(b)		171	177,840
Bombardier, Inc. 6.125%, 1/15/23(b)		967	979,087

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Capital LLC 3.625%, 4/15/18	U.S.$	770	$781,550
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	535,625
HD Supply, Inc. 7.50%, 7/15/20		1,060	1,160,700
8.125%, 4/15/19		300	337,500
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		572	648,505
Masco Corp. 7.125%, 3/15/20		650	752,375
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		308	329,560
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		190	190,238
Rexel SA 5.25%, 6/15/20(b)		502	510,785
6.125%, 12/15/19(b)		645	680,475
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 2/15/21(a)		1,999	2,183,907
9.00%, 4/15/19		1,005	1,080,375
9.875%, 8/15/19		400	451,000
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,070,190
Sealed Air Corp. 6.875%, 7/15/33(b)		681	687,810
8.125%, 9/15/19(b)		310	347,588
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(b)		188	210,090
10.50%, 1/31/20		330	368,775
TransDigm, Inc. 5.50%, 10/15/20		370	374,625
7.75%, 12/15/18		1,200	1,285,500

			17,591,614

Communications - Media – 7.8%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	1,038,577
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(b)	U.S.$	186	190,650
CCO Holdings LLC/ CCO Holdings Capital Corp. 5.125%, 2/15/23		785	765,375
5.75%, 1/15/24		623	626,115

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High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(b)	U.S.$	644	$642,390
6.375%, 9/15/20(b)		490	518,175
Clear Channel Communications, Inc. 6.875%, 6/15/18		855	801,562
9.00%, 12/15/19(a)		910	955,500
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		525	555,188
Series A 7.625%, 3/15/20		100	107,500
Series B 6.50%, 11/15/22		1,475	1,570,875
Columbus International, Inc. 11.50%, 11/20/14(b)		698	738,135
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	533,450
CSC Holdings LLC 7.625%, 7/15/18		1,140	1,325,250
DigitalGlobe, Inc. 5.25%, 2/01/21		159	157,410
DISH DBS Corp. 5.00%, 3/15/23		2,900	2,878,250
6.75%, 6/01/21		350	392,000
Gannett Co., Inc. 6.375%, 10/15/23(b)		710	749,050
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,090,450
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)(b)		2,734	2,703,242
7.25%, 10/15/20		1,900	2,066,250
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		530	559,150
Radio One, Inc. 9.25%, 2/15/20(b)		308	323,400
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	955,840
Sinclair Television Group, Inc. 6.125%, 10/01/22		576	596,160
Sirius XM Holdings, Inc. 4.625%, 5/15/23(b)		263	247,220
5.25%, 8/15/22(b)		165	170,775
5.875%, 10/01/20(b)		381	400,526
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		745	773,869
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)	EUR	420	630,452

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Townsquare Radio LLC/ Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	332	$367,690
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(b)		580	600,300
6.25%, 1/15/29(b)	EUR	126	185,223
7.50%, 3/15/19(b)	U.S.$	402	437,013
Univision Communications, Inc. 5.125%, 5/15/23(b)		514	526,850
6.75%, 9/15/22(b)		335	371,850
8.50%, 5/15/21(b)		650	722,312
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	587,813
Virgin Media Finance PLC 6.375%, 4/15/23(b)		545	576,338

			29,438,175

Communications - Telecommunications – 5.6%
CenturyLink, Inc. Series T 5.80%, 3/15/22		265	271,625
Series U 7.65%, 3/15/42		680	639,200
Series W 6.75%, 12/01/23		335	355,100
Frontier Communications Corp. 7.625%, 4/15/24		258	273,480
7.875%, 1/15/27		127	127,318
9.00%, 8/15/31		545	569,525
InterXion Holding NV 6.00%, 7/15/20(b)	EUR	213	314,593
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	169	186,323
Level 3 Financing, Inc. 6.125%, 1/15/21(b)		642	678,915
7.00%, 6/01/20		800	872,000
Sprint Capital Corp. 6.875%, 11/15/28		3,030	3,007,275
8.75%, 3/15/32		300	336,750
Sprint Communications, Inc. 6.00%, 11/15/22(a)		785	804,625
9.00%, 11/15/18(b)		945	1,157,625
Sprint Corp. 7.25%, 9/15/21(b)		520	569,400
7.875%, 9/15/23(b)		938	1,038,835
Sunrise Communications Holdings SA 8.50%, 12/31/18 (b)	EUR	350	522,720

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 6.125%, 1/15/22	U.S.$	377	$398,206
6.25%, 4/01/21		900	959,625
6.50%, 1/15/24		715	757,900
6.542%, 4/28/20		600	649,500
6.625%, 4/01/23		239	256,925
6.731%, 4/28/22		420	453,600
6.836%, 4/28/23		241	260,882
Telecom Italia Capital SA 6.375%, 11/15/33		1,050	1,023,750
tw telecom holdings, Inc. 6.375%, 9/01/23		729	780,030
Wind Acquisition Finance SA 6.50%, 4/30/20(b)		1,430	1,576,575
Windstream Corp. 7.50%, 4/01/23		715	750,750
7.875%, 11/01/17		675	772,875
8.125%, 9/01/18		900	960,750

			21,326,677

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 7.75%, 5/01/21		718	775,440
Allison Transmission, Inc. 7.125%, 5/15/19(b)		298	321,840
Banque PSA Finance SA 4.375%, 4/04/16(b)		546	568,719
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	438,209
Dana Holding Corp. 5.375%, 9/15/21		755	777,650
Exide Technologies 8.625%, 2/01/18(c)		586	476,125
General Motors Financial Co., Inc. 3.25%, 5/15/18		369	377,764
6.75%, 6/01/18		760	885,400
LKQ Corp. 4.75%, 5/15/23(b)		720	685,800
Meritor, Inc. 8.125%, 9/15/15		185	201,650
Rhino Bondco S.P.A 5.781%, 12/15/19(b)(d)	EUR	200	276,639
7.25%, 11/15/20(b)		275	401,029
Schaeffler Finance BV 4.25%, 5/15/18(b)		217	311,881
Schaeffler Holding Finance BV 6.875%, 8/15/18(b)(e)		544	801,568

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Servus Luxembourg Holding SCA 7.75%, 6/15/18(b)	EUR	384	$570,943
UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	386,925

			8,257,582

Consumer Cyclical - Entertainment – 0.5%
Activision Blizzard, Inc. 5.625%, 9/15/21(b)		636	683,700
6.125%, 9/15/23(b)		382	414,470
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		250	276,563
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)		284	311,690
Regal Entertainment Group 5.75%, 3/15/22		385	393,662

			2,080,085

Consumer Cyclical - Other – 2.2%
Boyd Gaming Corp. 9.00%, 7/01/20		870	946,125
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	396,000
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,292,100
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	592,006
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,370,250
M/I Homes, Inc. 8.625%, 11/15/18		790	854,187
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	398,213
PVH Corp. 7.375%, 5/15/20		765	851,062
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	361,800
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		503	554,558
Standard Pacific Corp. 8.375%, 5/15/18		500	595,000
Wolverine World Wide, Inc. 6.125%, 10/15/20		251	271,080

			8,482,381

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	357	$402,518
Brighthouse Group PLC 7.875%, 5/15/18(b)	GBP	669	1,178,193
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	960	1,068,000
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(b)(e)		93	95,325
Chinos Intermediate Holdings A, Inc. 7.75%, 5/01/19(b)(e)		566	591,470
CST Brands, Inc. 5.00%, 5/01/23(a)		1,572	1,528,770
L Brands, Inc. 6.625%, 4/01/21		400	448,500
8.50%, 6/15/19		820	994,250
Michaels Stores, Inc. 7.75%, 11/01/18		500	536,250
Murphy Oil USA, Inc. 6.00%, 8/15/23(b)		204	207,570
Neiman Marcus Group Ltd. LLC 8.75%, 10/15/21(b)(e)		139	149,425
New Look Bondco I PLC 8.375%, 5/14/18(b)		370	394,975
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	470	826,501
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(b)	U.S.$	731	670,692

			9,092,439

Consumer Non-Cyclical – 10.2%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		750	813,750
Alere, Inc. 6.50%, 6/15/20		62	65,100
8.625%, 10/01/18		739	794,425
ARAMARK Corp. 5.75%, 3/15/20(b)		244	257,420
Big Heart Pet Brands 7.625%, 2/15/19		350	364,437
Biomet, Inc. 6.50%, 10/01/20		465	495,806
Capsugel Finance Co. SCA 9.875%, 8/01/19(b)	EUR	740	1,123,667
Capsugel SA 7.00%, 5/15/19(b)(e)	U.S.$	93	96,488
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	911,667

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cerba European Lab SAS 7.00%, 2/01/20(b)	EUR	850	$1,256,850
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(b)	U.S.$	2,726	2,899,782
7.125%, 7/15/20		685	748,362
Constellation Brands, Inc. 7.25%, 5/15/17		790	914,425
Elli Finance UK PLC 8.75%, 6/15/19(b)	GBP	503	937,058
Endo Finance Co. 5.75%, 1/15/22(b)	U.S.$	225	232,313
Endo Health Solutions, Inc. 7.00%, 7/15/19		670	725,275
7.25%, 1/15/22		255	278,906
Envision Healthcare Corp. 8.125%, 6/01/19		730	783,837
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		1,535	1,504,300
Forest Laboratories, Inc. 5.00%, 12/15/21(b)		230	246,100
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	433,125
HCA, Inc. 6.50%, 2/15/20		1,545	1,743,919
Healthcare Technology Intermediate, Inc. 7.375%, 9/01/18(b)		1,098	1,136,430
Holding Medi-Partenaires SAS 7.00%, 5/15/20(b)	EUR	735	1,053,336
Hologic, Inc. 6.25%, 8/01/20	U.S.$	291	309,187
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		1,010	1,080,700
Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		995	1,114,400
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,173,594
Labco SA 8.50%, 1/15/18(b)	EUR	400	588,698
New Albertsons, Inc. 7.45%, 8/01/29	U.S.$	680	574,600
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		360	389,700
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(b)		670	723,600
Post Holdings, Inc. 6.75%, 12/01/21(b)		76	81,415
7.375%, 2/15/22		222	241,703
7.375%, 2/15/22(b)		185	201,419

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Priory Group No. 3 PLC 7.00%, 2/15/18(b)	GBP	665	$1,174,823
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	882,012
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(b)	U.S.$	176	188,320
Smithfield Foods, Inc. 5.25%, 8/01/18(b)		660	692,175
5.875%, 8/01/21(b)		220	226,600
6.625%, 8/15/22		410	442,800
Spectrum Brands, Inc. 6.375%, 11/15/20		48	52,320
6.625%, 11/15/22		464	505,760
6.75%, 3/15/20		900	976,500
Tenet Healthcare Corp. 6.875%, 11/15/31		70	63,350
8.00%, 8/01/20		1,040	1,141,400
8.125%, 4/01/22		1,780	1,993,600
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	430,629
Valeant Pharmaceuticals International 6.375%, 10/15/20(b)		800	874,000
6.875%, 12/01/18(b)		825	877,594
7.00%, 10/01/20(b)		1,215	1,325,869
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	100	174,572
WellCare Health Plans, Inc. 5.75%, 11/15/20	U.S.$	356	371,130

			38,689,248

Energy – 7.7%
Antero Resources Finance Corp. 7.25%, 8/01/19		250	268,750
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(b)		1,337	1,417,220
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(c)		410	3,075
Atwood Oceanics, Inc. 6.50%, 2/01/20		700	754,250
Basic Energy Services, Inc. 7.75%, 2/15/19		500	533,750
Bill Barrett Corp. 7.625%, 10/01/19		400	431,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		123	132,225
Bristow Group, Inc. 6.25%, 10/15/22		222	235,875
Chaparral Energy, Inc. 7.625%, 11/15/22		835	905,975

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHC Helicopter SA 9.25%, 10/15/20	U.S.$	548	$597,593
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,251,031
6.875%, 11/15/20		1,200	1,380,000
CITGO Petroleum Corp. 11.50%, 7/01/17(b)		891	962,280
Denbury Resources, Inc. 4.625%, 7/15/23		315	296,888
Diamondback Energy, Inc. 7.625%, 10/01/21(b)		343	363,580
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	525,675
9.25%, 12/15/17		800	874,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	887,811
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		342	358,840
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	566,077
Key Energy Services, Inc. 6.75%, 3/01/21		901	943,797
Linn Energy LLC/Linn Energy Finance Corp. 7.00%, 11/01/19(b)		2,224	2,318,520
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(b)		570	581,400
Oasis Petroleum, Inc. 6.875%, 3/15/22(b)		1,152	1,249,920
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	520,433
Oil States International, Inc. 6.50%, 6/01/19		722	763,515
Pacific Drilling SA 5.375%, 6/01/20(b)		936	947,700
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	374,970
PHI, Inc. 8.625%, 10/15/18		400	430,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	754,485
Precision Drilling Corp. 6.50%, 12/15/21		299	320,678
QEP Resources, Inc. 5.375%, 10/01/22(a)		2,200	2,211,000
Quicksilver Resources, Inc. 7.125%, 4/01/16		593	569,280

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Range Resources Corp. 5.75%, 6/01/21	U.S.$	526	$565,450
Sanchez Energy Corp. 7.75%, 6/15/21(b)		430	449,350
Seven Generations Energy Ltd. 8.25%, 5/15/20(b)		1,034	1,129,645
Tervita Corp. 8.00%, 11/15/18(b)		811	855,605
10.875%, 2/15/18(b)		375	403,125
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	595,375
Whiting Petroleum Corp. 5.00%, 3/15/19		299	316,193

			29,046,336

Other Industrial – 2.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)(b)		1,010	1,100,900
B456 Systems, Inc. 3.75%, 4/15/16(g)(h)		270	44,550
Belden, Inc. 5.50%, 4/15/23(b)	EUR	425	593,667
General Cable Corp. 6.50%, 10/01/22(b)	U.S.$	387	390,870
Interline Brands, Inc. 10.00%, 11/15/18		590	646,787
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	746,592
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	951,230
Modular Space Corp. 10.25%, 1/31/19(b)		487	508,915
NANA Development Corp. 9.50%, 3/15/19(b)		1,156	1,196,460
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		924	850,080
13.00%, 3/15/18(e)		350	406,000
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(b)		452	480,250
Trionista Holdco GmbH 5.00%, 4/30/20(b)	EUR	413	593,682
Trionista TopCo GmbH 6.875%, 4/30/21(b)		253	378,899
Xella Holdco Finance SA 9.125%, 9/15/18(b)(e)		820	1,211,076

			10,099,958

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 1.8%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	1,300	$1,186,250
6.25%, 10/15/21(b)		270	284,175
Cerved Group SpA 6.375%, 1/15/20(b)	EUR	241	355,938
8.00%, 1/15/21(b)		270	402,764
Gtech SpA 8.25%, 3/31/66(b)		730	1,098,607
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	345,308
Sabre GLBL, Inc. 8.50%, 5/15/19(b)		847	943,346
ServiceMaster Co./TN 7.00%, 8/15/20		29	30,160
8.00%, 2/15/20		342	365,085
Travelport LLC 10.875%, 9/01/16(b)	EUR	300	417,196
Travelport LLC/Travelport Holdings, Inc. 13.875%, 3/01/16(b)	U.S.$	386	410,607
West Corp. 7.875%, 1/15/19		880	946,000

			6,785,436

Technology – 4.8%
Alcatel-Lucent USA, Inc. 6.75%, 11/15/20(b)		228	242,820
8.875%, 1/01/20(b)		651	738,885
Audatex North America, Inc. 6.00%, 6/15/21(b)		193	206,028
6.125%, 11/01/23(b)		154	164,780
Avaya, Inc. 7.00%, 4/01/19(b)		102	101,235
10.50%, 3/01/21(b)		1,055	999,612
Blackboard, Inc. 7.75%, 11/15/19(b)		334	345,690
BMC Software Finance, Inc. 8.125%, 7/15/21(b)		459	482,524
Brightstar Corp. 9.50%, 12/01/16(b)		883	966,885
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		436	471,970
8.50%, 4/01/19		1,049	1,153,900
Ceridian Corp. 8.875%, 7/15/19(b)		456	520,980
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(b)		840	960,750
CommScope, Inc. 8.25%, 1/15/19(b)		557	607,130

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 6.75%, 11/01/20(b)	U.S.$	652	$702,530
7.375%, 6/15/19(b)		1,825	1,975,562
8.25%, 1/15/21(b)		355	385,175
11.75%, 8/15/21(b)		450	481,500
12.625%, 1/15/21		492	587,940
First Data Holdings, Inc. 14.50%, 9/24/19(b)(e)		148	147,003
Freescale Semiconductor, Inc. 10.125%, 12/15/16		212	216,505
Goodman Networks, Inc. 12.375%, 7/01/18(b)		775	823,438
Infor US, Inc. 9.375%, 4/01/19		318	359,340
10.00%, 4/01/19	EUR	251	391,495
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	519,675
Micron Technology, Inc. 5.875%, 2/15/22(b)		188	196,460
MMI International Ltd. 8.00%, 3/01/17(b)		475	475,000
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	639,180
Sensata Technologies BV 6.50%, 5/15/19(b)		800	858,000
Serena Software, Inc. 10.375%, 3/15/16		702	666,900
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	882,000

			18,270,892

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(b)		292	315,360

Transportation - Services – 0.5%
Europcar Groupe SA 11.50%, 5/15/17(b)	EUR	225	358,861
Hertz Corp. (The) 5.875%, 10/15/20	U.S.$	360	381,600
6.75%, 4/15/19		811	868,784
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(b)		400	423,000

			2,032,245

			223,322,636

Financial Institutions – 7.9%
Banking – 2.7%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	980	1,362,839

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	$623,745
Baggot Securities Ltd. 10.24%, 12/29/49(b)	EUR	169	251,641
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	625	587,500
Barclays Bank PLC 7.625%, 11/21/22		200	221,000
7.75%, 4/10/23		719	801,685
BBVA International Preferred SAU 4.952%, 9/20/16(b)	EUR	100	132,509
Commerzbank AG 8.125%, 9/19/23(b)	U.S.$	342	386,460
Countrywide Capital III Series B 8.05%, 6/15/27		600	723,100
Credit Agricole SA 7.875%, 1/23/24(b)		237	254,775
Credit Suisse Group AG 7.50%, 12/11/23(b)		407	448,209
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	217	281,554
6.071%, 6/30/14(b)	U.S.$	665	666,662
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	1,159,815
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	393,125
RBS Capital Trust C 4.243%, 1/12/16	EUR	700	927,562
Societe Generale SA 5.922%, 4/05/17(b)	U.S.$	432	462,154
7.875%, 12/18/23(b)		321	340,260
Zions Bancorporation 5.80%, 6/15/23		350	320,250

			10,344,845

Brokerage – 0.6%
E*Trade Financial Corp. 6.375%, 11/15/19		496	538,160
6.75%, 6/01/16		329	356,143
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(h)		5,500	1,320,000

			2,214,303

Finance – 2.9%
AerCap Aviation Solutions BV 6.375%, 5/30/17		300	327,000
Aviation Capital Group Corp. 4.625%, 1/31/18(b)		133	138,575

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 5.25%, 3/15/18	U.S.$	1,400	$1,519,000
Creditcorp 12.00%, 7/15/18(b)		925	938,875
International Lease Finance Corp. 5.875%, 4/01/19		1,200	1,326,000
8.25%, 12/15/20		635	777,081
8.75%, 3/15/17		433	511,481
8.875%, 9/01/17		687	824,400
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(b)		720	770,400
SLM Corp. 4.625%, 9/25/17		470	492,325
4.875%, 6/17/19		965	996,363
5.625%, 8/01/33		234	202,410
7.25%, 1/25/22		37	40,700
8.00%, 3/25/20		1,255	1,449,525
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(b)		555	606,338

			10,920,473

Insurance – 0.6%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	595,020
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		820	957,350
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(b)		365	384,162
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	444,850

			2,381,382

Other Finance – 1.1%
ACE Cash Express, Inc. 11.00%, 2/01/19(b)		122	107,512
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		585	555,750
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	543,750
Gardner Denver, Inc. 6.875%, 8/15/21(b)		539	551,127
Harbinger Group, Inc. 7.75%, 1/15/22(b)		180	181,800
7.875%, 7/15/19		431	467,635
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		3	1,594

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. 10.25%, 5/15/18	U.S.$	938	$731,640
National Money Mart Co. 10.375%, 12/15/16		535	532,994
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	537,165

			4,210,967

			30,071,970

Utility – 4.6%
Electric – 2.8%
AES Corp./VA
4.875%, 5/15/23		382	370,540
7.375%, 7/01/21		489	556,238
8.00%, 10/15/17		612	725,220
Calpine Corp.
5.875%, 1/15/24(b)		400	410,000
6.00%, 1/15/22(b)		491	520,460
Enel SpA 8.75%, 9/24/73(b)		386	430,188
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)		994	1,020,092
10.00%, 12/01/20		792	823,680
10.25%, 12/01/20(b)		694	721,760
FirstEnergy Corp. Series A 2.75%, 3/15/18		355	357,813
Series C 7.375%, 11/15/31		322	370,728
GenOn Energy, Inc. 7.875%, 6/15/17		840	846,300
9.50%, 10/15/18(a)		721	742,630
NRG Energy, Inc. 7.875%, 5/15/21		901	1,000,110
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	375,938
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	300	467,880
Techem GmbH 6.125%, 10/01/19(b)		300	450,406
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)	U.S.$	761	560,286

			10,750,269

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.8%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22	U.S.$	199	$215,915
El Paso LLC Series G 7.80%, 8/01/31		362	383,822
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		917	990,360
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		1,765	1,884,138
Kinder Morgan, Inc./DE 5.625%, 11/15/23(b)		168	168,876
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		381	413,385
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		571	533,885
5.50%, 4/15/23		387	390,870
Sabine Pass Liquefaction LLC 5.875%, 2/01/21(b)(i)		1,000	1,025,000
6.25%, 3/15/22(b)		565	584,775

			6,591,026

			17,341,295

Total Corporates – Non-Investment Grades (cost $253,444,473)			270,735,901

CORPORATES - INVESTMENT GRADES – 6.1%
Financial Institutions – 4.1%
Banking – 2.7%
Barclays Bank PLC 5.926%, 12/15/16(b)		162	171,923
7.434%, 12/15/17(b)		540	599,400
BNP Paribas SA 5.186%, 6/29/15(a)(b)		957	983,317
BPCE SA 5.70%, 10/22/23(b)		202	212,807
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)		410	451,000
8.40%, 6/29/17(b)		330	369,600
Credit Agricole SA 7.589%, 1/30/20	GBP	450	811,496

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse AG 6.50%, 8/08/23(b)	U.S.$	475	$516,464
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	330	567,798
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30-12/31/49(b)	U.S.$	674	973,852
JPMorgan Chase & Co. 6.75%, 2/01/24		379	395,107
Series Q 5.15%, 5/01/23		673	635,985
Series R 6.00%, 8/01/23		336	334,320
Nationwide Building Society 6.00%, 12/15/16	GBP	234	405,560
Santander Bank NA 8.75%, 5/30/18	U.S.$	360	433,800
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		549	563,735
UBS AG/Jersey 7.25%, 2/22/22(b)		657	726,806
UBS AG/Stamford CT 7.625%, 8/17/22		650	771,327
Zions Bancorporation 5.65%, 11/15/23		145	152,735

			10,077,032

Finance – 0.3%
General Electric Capital Corp. Series A 7.125%, 6/15/22		800	908,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		200	206,250

			1,114,250

Insurance – 0.7%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	875,625
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	563,126
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		325	482,232
Prudential Financial, Inc. 5.625%, 6/15/43		756	780,570

			2,701,553

REITS – 0.4%
EPR Properties 7.75%, 7/15/20		842	997,390

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Senior Housing Properties Trust 6.75%, 12/15/21	U.S.$	600	$680,550

			1,677,940

			15,570,775

Industrial – 1.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(b)		419	540,369
Braskem Finance Ltd. 6.45%, 2/03/24		247	250,705
Minsur SA 6.25%, 2/07/24(b)		185	190,683
Plains Exploration & Production Co. 6.50%, 11/15/20		344	380,120
6.75%, 2/01/22		1,485	1,640,925

			3,002,802

Communications – Media – 0.3%
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	940,813

Communications - Telecommunications – 0.3%
Oi SA 5.75%, 2/10/22(b)	U.S.$	210	199,392
Qwest Corp. 6.875%, 9/15/33		720	715,280
Telemar Norte Leste SA 5.50%, 10/23/20(b)		210	205,275

			1,119,947

Consumer Cyclical – Automotive – 0.1%
Delphi Corp. 5.00%, 2/15/23		480	511,800

Consumer Cyclical – Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(b)		94	103,400

Consumer Cyclical – Retailers – 0.2%
Cash America International, Inc. 5.75%, 5/15/18		600	579,750

Energy – 0.1%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,632

			6,765,144

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(b)	U.S.$	350	$373,811
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	469,350

			843,161

Total Corporates – Investment Grades (cost $21,564,403)			23,179,080

BANK LOANS – 3.9%
Industrial – 3.7%
Basic – 0.2%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19(d)		597	602,806
Unifrax Holding Co. 5.25%, 11/28/18(d)	EUR	246	338,635

			941,441

Capital Goods – 0.2%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(d)	U.S.$	516	518,415
NewPage Corporation 2/11/21(j)		380	382,216

			900,631

Communications - Media – 0.3%

TWCC Holding Corp. 7.00%, 6/26/20(d)		1,050	1,015,875

Consumer Cyclical - Automotive – 0.7%
Exide Technologies 9.00%, 10/09/14		1,492	1,514,439
Navistar, Inc. 5.75%, 8/17/17(d)		420	425,426
TI Group Automotive Systems, LLC 5.50%, 3/28/19(d)		772	776,769

			2,716,634

Consumer Cyclical - Entertainment – 0.4%
Alpha Topco Limited 4.50%, 4/30/19(d)		993	1,001,869
Station Casinos LLC 5.00%, 3/02/20(d)		372	372,303

			1,374,172

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.5%
CityCenter Holdings, LLC 5.00%, 10/16/20(d)	U.S.$	1,000	$1,009,220
La Quinta Intermediate Holdings LLC 2/19/21(j)		220	220,440
New HB Acquisition, LLC 6.75%, 4/09/20(d)		560	581,700

			1,811,360

Consumer Cyclical - Retailers – 0.1%
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(d)		494	500,059

Consumer Non-Cyclical – 0.4%
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(d)		800	810,000
Pharmedium Healthcare Corporation 7.75%, 1/28/22(d)		780	789,750

			1,599,750

Other Industrial – 0.3%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(d)		268	268,478
Gardner Denver, Inc. 4.25%, 7/30/20(d)		299	297,867
Veyance Technologies, Inc. 5.25%, 9/08/17(d)		645	649,693

			1,216,038

Services – 0.2%
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(d)		736	762,384

Technology – 0.4%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(d)		760	755,964
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(d)		660	587,178

			1,343,142

			14,181,486

Financial Institutions – 0.2%
Finance – 0.2%
International Lease Finance Corp. (Delos Aircraft, Inc.) 2/26/21(j)		570	571,710

Total Bank Loans (cost $14,624,539)			14,753,196

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 3.6%
Industrial – 3.2%
Basic – 0.5%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(b)	U.S.$	700	$609,350
Sappi Papier Holding GmbH 6.625%, 4/15/21(b)		370	377,400
8.375%, 6/15/19(b)		350	388,500
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	284,754
9.25%, 4/19/14(b)		8	8,074
Vedanta Resources PLC 6.00%, 1/31/19(b)		400	397,127

			2,065,205

Capital Goods – 0.2%
Cemex Espana Luxembourg 9.875%, 4/30/19(b)		335	383,575
Cemex SAB de CV 7.25%, 1/15/21(b)		370	395,815

			779,390

Communications - Telecommunications – 0.2%
Comcel Trust (Cayman Islands) 6.875%, 2/06/24(b)		380	392,825
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)		158	182,490

			575,315

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)		1,025	1,148,000

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(b)		730	764,675

Consumer Non-Cyclical – 1.6%
Arcelik AS 5.00%, 4/03/23(b)		498	432,286
Cosan Luxembourg SA 5.00%, 3/14/23(b)		570	515,552
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	578	872,307
Marfrig Holding Europe BV 8.375%, 5/09/18(b)	U.S.$	997	957,120
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		240	235,800

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Minerva Luxembourg SA 7.75%, 1/31/23(a) (b)	U.S.$	925	$916,906
Tonon Bioenergia SA 9.25%, 1/24/20(a) (b)		775	667,430
USJ Acucar e Alcool SA 9.875%, 11/09/19(a) (b)		850	777,750
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	553,350

			5,928,501

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		283	291,844
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	488,831

			780,675

			12,041,761

Financial Institutions – 0.4%
Banking – 0.2%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(b)		875	814,625

Finance – 0.2%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(b)		850	897,079

			1,711,704

Total Emerging Markets - Corporate Bonds (cost $14,155,782)			13,753,465

		Shares
PREFERRED STOCKS – 3.1%
Financial Institutions – 2.8%
Banking – 2.1%
Citigroup, Inc. Series K 6.875%		38,100	987,552
GMAC Capital Trust I 8.125%		37,000	1,004,550
Goldman Sachs Group, Inc. (The) Series J 5.50%		56,800	1,345,592
Morgan Stanley 6.875%		59,700	1,545,036
Royal Bank of Scotland Group PLC Series M 6.40%		45,000	1,026,900
State Street Corp. 5.90%		15,875	403,225

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

US Bancorp/MN Series F 6.50%	35,000	$967,050
Wells Fargo & Co. 5.85%	2,300	57,017
Wells Fargo & Co. 6.625%	28,225	755,301

		8,092,223

REITS – 0.7%
DDR Corp. Series K 6.25%	1,000	22,170
Health Care REIT, Inc. Series J 6.50%	16,775	405,452
Kilroy Realty Corp. 6.875%	7,525	181,353
Kilroy Realty Corp. Series H 6.375%	1,000	23,090
Kimco Realty Corp. Series I 6.00%	9,925	226,389
Kimco Realty Corp. Series K 5.625%	5,125	109,419
National Retail Properties, Inc. Series D 6.625%	7,000	166,810
National Retail Properties, Inc. Series E 5.70%	16,350	336,973
Public Storage Series W 5.20%	5,400	111,942
Public Storage Series X 5.20%	1,000	20,730
Sovereign Real Estate Investment Trust 12.00%(b)	624	825,423
Vornado Realty Trust Series K 5.70%	3,875	84,940

		2,514,691

		10,606,914

Industrial – 0.2%
Basic – 0.1%
ArcelorMittal 6.00%	24,350	574,173

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Hovnanian Enterprises, Inc. 7.625%		20,250	$316,913

			891,086

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%, 3/15/24		5,525	139,672

Total Preferred Stocks (cost $11,239,502)			11,637,672

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 2.9%
Non-Agency Floating Rate – 2.0%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA4, Class 1A1A 0.346%, 8/25/47(d)	U.S.$	1,560	1,295,951
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.556%, 1/25/24(d)		333	338,890
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.376%, 6/25/37(d)		554	464,164
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.374%, 7/19/47(d)		806	693,694
Lehman XS Trust Series 2007-4N, Class 3A2A 0.878%, 3/25/47(d)		270	234,936
Residential Accredit Loans, Inc. Series 2006-QO6, Class A3 0.416%, 6/25/46(d)		2,677	1,223,146
Series 2007-QH6, Class A1 0.346%, 7/25/37(d)		1,523	1,255,318
Series 2007-QO1, Class A1 0.306%, 2/25/47(d)		1,206	932,390
Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.406%, 11/25/23(d)		380	381,917
Series 2014-DN1, Class M3 4.655%, 2/25/24(d)		400	409,378

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.632%, 8/25/47(d)	U.S.$	576	$507,073

			7,736,857

Non-Agency Fixed Rate – 0.9%
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		351	308,681
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.537%, 9/25/35		1,496	1,247,967
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		986	828,677
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		997	815,391

			3,200,716

Total Collateralized Mortgage Obligations (cost $10,495,779)			10,937,573

		Shares
COMMON STOCKS – 2.7%
Air Canada – Class A(h)		45,051	242,078
Amkor Technology, Inc.(h)		46,559	275,629
Beazer Homes USA, Inc.(h)		25,754	597,235
Crown Castle International Corp.(h)		9,194	697,825
DFC Global Corp.(h)		18,969	156,115
Goodyear Tire & Rubber Co. (The)		7,448	200,128
Isle of Capri Casinos, Inc.(h)		29,767	267,903
Keystone Automotive Operations, Inc. Class A(f) (g) (h)		61,065	737,052
Las Vegas Sands Corp.		8,388	715,077
LifePoint Hospitals, Inc.(h)		13,469	730,693
LyondellBasell Industries NV – Class A		6,076	535,174
Mt. Logan Re (Preference Shares)(h)(k)^		1,900	2,050,460
Neenah Enterprises, Inc.(f)(g)(h)		58,199	453,952
Nortek, Inc.(h)		8,380	606,628
Orbitz Worldwide, Inc.(h)		4,800	46,368
Salix Pharmaceuticals Ltd.(h)		3,856	416,140
SBA Communications Corp. – Class A(h)		9,819	934,474
Travelport LLC(h)		255,000	437,835

Total Common Stocks (cost $8,233,634)			10,100,766

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 2.6%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	2,360	$955,605

Canada – 0.3%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	507,497
2.75%, 6/01/22		855	806,239

			1,313,736

United Kingdom – 0.8%
United Kingdom Gilt 2.00%, 1/22/16(b)(l)	GBP	1,725	2,962,173

United States – 1.3%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	1,755	1,617,067
U.S. Treasury Notes 1.00%, 8/31/16(l)		1,000	1,012,266
2.625%, 11/15/20(l)		2,125	2,202,363

			4,831,696

Total Governments - Treasuries (cost $10,102,189)			10,063,210

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	172,276
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.592%, 4/10/38		1,000	1,020,930
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,584,736
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,418,577
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		315	311,400

Total Commercial Mortgage-Backed Securities (cost $4,247,748)			4,507,919

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	737	$702,044
Lehman XS Trust Series 2007-6, Class 3A5 5.361%, 5/25/37		1,159	1,191,717

			1,893,761

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 5.342%, 3/25/36(d)		1,307	792,235

Total Asset-Backed Securities (cost $2,174,169)			2,685,996

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		165	135,566
California GO 7.60%, 11/01/40		325	458,175
7.95%, 3/01/36		700	825,048
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		310	231,285
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41		565	430,513
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		220	154,189

Total Local Governments – Municipal Bonds (cost $1,942,086)			2,234,776

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Bahrain – 0.2%
Bahrain Government International Bond 6.125%, 8/01/23(b)		460	507,150

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21	U.S.$	1,130	$1,237,350

Total Governments—Sovereign Bonds (cost $1,579,404)			1,744,500

EMERGING MARKETS - SOVEREIGNS – 0.4%
Argentina – 0.2%
Argentina Boden Bonds 7.00%, 10/03/15(a)		1,000	938,445

Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(b)		578	572,439

Total Emerging Markets—Sovereigns (cost $1,388,907)			1,510,884

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Ireland – 0.2%
Bank of Ireland 10.00%, 7/30/16(b)	EUR	304	454,754
Series MPLE 2.065%, 9/22/15(d)	CAD	370	317,439

Total Governments – Sovereign Agencies (cost $766,036)			772,193

		Contracts
OPTIONS PURCHASED - CALLS – 0.1%
Options on Equities – 0.1%
Salix Pharmaceuticals Ltd. Expiration: Jul 2014, Exercise Price: $ 115.00(h)(m)		63	63,630
Goodyear Tire & Rubber Co. (The) Expiration: Jan 2015, Exercise Price: $ 20.00(h)(m)		320	244,800

Total Options Purchased – Calls (premiums received $128,869)			308,430

		Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 21, RTP BNP Paribas (Sell Protection) Expiration: Mar 2014, Exercise Rate: 104.00%(h)		9,500	4,340

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

CDX-NAHY Series 21, RTP Deutsche Bank AG London (Sell Protection) Expiration: Apr 2014, Exercise Rate: 104.00%(h)	18,715	$34,532
CDX-NAHY Series 21, RTP Deutsche Bank AG London (Sell Protection) Expiration: Jun 2014, Exercise Rate: 100.00%(h)	7,450	20,769

		59,641

	Contracts
Options on Funds and Investment Trusts – 0.0%
iShares U.S. Home Construction Expiration: Apr 2014, Exercise Price: $ 22.00(h)(m)	1,084	10,840
SPDR S&P 500 ETF Trust Expiration: Mar 2014, Exercise Price: $ 165.00(h)(m)	310	2,945
SPDR S&P 500 ETF Trust Expiration: Mar 2014, Exercise Price: $ 174.00(h)(m)	310	7,595
SPDR S&P 500 ETF Trust Expiration: Apr 2014, Exercise Price: $ 167.00(h)(m)	814	34,595

		55,975

Total Options Purchased – Puts (premiums received $295,944)		115,616

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(g)(h)	12,643	379
iPayment Holdings, Inc., expiring 11/15/18(f)(g)(h)	272	– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(g)(h)	671	– 0	–

Total Warrants (cost $0)		379

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High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBerstein Fixed-Income Shares Inc.—Government STIF Portfolio, 0.08%(n) (cost $12,374,119)	12,374,119	$12,374,119

Total Short-Term Investments (cost $12,374,119)		12,374,119

Total Investments – 103.3% (cost $368,757,583)		$391,415,675
Other assets less liabilities – (3.3)%		(12,458,245)

Net Assets – 100.0%		$378,957,430

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	51	March 2014	$2,135,831	$2,210,413	$74,582
Russell 2000 Mini Futures	4	March 2014	450,568	472,760	22,192
S&P 500 E Mini Futures	21	March 2014	1,845,263	1,950,480	105,217
U.S. T-Note 5 Yr (CBT) Futures	318	June 2014	38,010,403	38,115,281	104,878
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	77	June 2014	9,552,100	9,588,906	(36,806)

					$270,063

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	162	USD	264	3/13/14	$(7,161)
Barclays Bank PLC	USD	952	ZAR	10,417	3/28/14	11,474
BNP Paribas SA	USD	1,906	NZD	2,297	3/14/14	18,609
BNP Paribas SA	CAD	4,132	USD	3,725	4/10/14	(2,677)
BNP Paribas SA	IDR	11,747,987	USD	1,002	4/11/14	(8,434)
BNP Paribas SA	BRL	2,311	USD	968	5/05/14	(2,207)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	7,504	USD	12,429	3/13/14	$(136,599)
Credit Suisse International	EUR	287	USD	394	3/12/14	(1,543)
Deutsche Bank AG London	GBP	456	USD	744	3/13/14	(18,966)
Goldman Sachs Bank USA	EUR	18,412	USD	25,149	3/12/14	(264,295)
Goldman Sachs Bank USA	USD	937	GBP	569	3/13/14	15,357
Goldman Sachs Bank USA	USD	1,858	IDR	22,784,176	4/11/14	101,084
Royal Bank of Scotland PLC	BRL	2,236	USD	955	3/06/14	1,120
Royal Bank of Scotland PLC	USD	958	BRL	2,236	3/06/14	(4,638)
Royal Bank of Scotland PLC	GBP	94	USD	157	3/13/14	(521)
Royal Bank of Scotland PLC	JPY	189,917	USD	1,854	4/11/14	(12,711)
Royal Bank of Scotland PLC	USD	941	BRL	2,236	5/05/14	(1,747)
State Street Bank & Trust Co.	USD	956	SEK	6,198	3/06/14	10,630
State Street Bank & Trust Co.	EUR	1,568	USD	2,136	3/12/14	(27,725)
State Street Bank & Trust Co.	GBP	85	USD	143	3/13/14	(535)
State Street Bank & Trust Co.	USD	1,868	MXN	24,768	3/14/14	(1,628)
State Street Bank & Trust Co.	USD	1,000	TRY	2,206	3/28/14	(9,397)
UBS AG	BRL	2,236	USD	958	3/06/14	4,638
UBS AG	USD	915	BRL	2,236	3/06/14	38,384

						$(299,488)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
Goodyear Tire & Rubber Co.(m)	107	$17.00	January 2015	$43,865	$(109,140)

CREDIT DEFAULT SWAPTIONS WRITTEN

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 21, 5 Year Index	BNP Paribas SA	Sell	102.00%	3/19/14	$18,900	$33,075	$(5,134)
CDX-NAHY Series 21, 5 Year Index	Deutsche Bank AG London	Sell	101.00	4/16/14	37,430	44,916	(27,914)
CDX-NAHY Series 21, 5 Year Index	Deutsche Bank AG London	Sell	100.00	6/18/14	33,920	23,744	(22,405)

						$101,735	$(55,453)

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS(see Note C)

Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.69%	$3,760	$(376,547)	$(168,399)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.69	3,800	(380,552)	(248,635)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.69	7,320	(733,064)	(346,424)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.09	1,900	(172,532)	(63,816)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.09	3,800	(345,064)	(67,599)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.09	2,000	(181,612)	(92,467)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	2.69	4,224	423,014	275,811
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.55	5,980	124,425	73,849

				$(1,641,932)	$(637,680)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS(see Note C)

			Rate Type
Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(LCH)	$38,800	11/07/18	1.530	%3MonthLIBOR		$(241,572)

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High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 20, 5 Year Index, 12/20/18*	(5.00)%	2.98%	$10,640	$(1,016,773)	$(1,063,343)	$46,570
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)	2.69	1,610	(161,234)	(41,093)	(120,141)
Citibank, NA: CDX-NAHY Series 18, 5 Year Index, 6/20/17*	(5.00)%	2.13%	$3,960	$(395,696)	$(18,843)	$(376,853)
Credit Suisse International: Alcatel- Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.94	57	(5,633)	(3,638)	(1,995)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.94	113	(11,167)	(6,966)	(4,201)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.94	160	(15,812)	(7,955)	(7,857)
Goldman Sachs Bank USA:
CDX-NAIG Series 18, 5 Year Index, 6/20/17*	(1.00)	0.39	16,500	(364,102)	65,148	(429,250)
JPMorgan Chase Bank, NA:
CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.32	8,300	(175,482)	87,578	(263,060)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	2.04	203	(9,609)	10,142	(19,751)
AK Steel Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	2.04	1,161	(54,801)	76,509	(131,310)

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.000)%	0.55%	$6,840	$(142,320)	$(82,017)	$(60,303)
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	2.53	108	(12,246)	(3,750)	(8,496)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.79	EUR 403	(62,774)	(42,152)	(20,622)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.79	427	(66,477)	(39,723)	(26,754)
UBS AG:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.76	$140	(14,309)	4,343	(18,652)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.76	224	(22,894)	6,946	(29,840)

Sale Contracts
Bank of America, NA:
Sanmina-SCI Corp., 8.125%, 3/01/16, 6/20/17*	5.00	1.25	640	83,027	(24,011)	107,038
Barclays Bank PLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.40	132	15,042	1,872	13,170
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.40	118	13,446	1,673	11,773
Freescale Semiconductor, Inc., 8.875%, 12/15/14, 6/20/16*	5.00	0.78	1,850	195,763	(23,316)	219,079
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.26	470	61,018	(17,313)	78,331
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.84	689	95,677	38,268	57,409
NXP BV, 0.00%, 10/13/15, 3/20/16*	5.00	0.72	550	54,243	13,281	40,962
Owens-Illinois, Inc., 7.80%, 5/15/18, 6/20/17*	5.00	0.75	430	63,712	20,151	43,561
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.84	650	71,496	12,436	59,060
Citibank, NA: MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.84	909	126,227	51,923	74,304

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International: American Axle & Manufacturing, Inc., 7.875%, 3/1/17, 6/20/18*	5.00%	2.13%	$580	$72,941	$9,878	$63,063
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 12/20/18*	5.00	1.89	540	81,210	66,135	15,075
Avis Budget Car Rental LLC, 8.250%, 1/15/19, 9/20/18*	5.00	1.74	101	15,147	8,207	6,940
Avis Budget Car Rental LLC, 8.250%, 1/15/19, 9/20/18*	5.00	1.74	89	13,347	7,625	5,722
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	3.11	380	(35,582)	(48,490)	12,908
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.84	332	46,103	19,747	26,356
Telecom Italia SPA, 5.375%, 1/29/19, 3/20/19*	1.00	2.12	EUR 1,000	(70,311)	(76,169)	5,858
The Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 12/20/18*	5.00	1.87	$1,020	153,707	105,465	48,242
Wind Acquisition Finance S.A., 11.00%, 12/1/15, 6/20/16*	5.00	1.22	520	49,628	10,812	38,816
Deutsche Bank AG London: HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.77	209	34,211	30,858	3,353

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA: American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00%	2.13%	$421	$52,945	$5,198	$47,747
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/17*	5.00	1.22	1,250	164,706	(58,304)	223,010
ConvaTec Healthcare E SA, 10.875%, 12/15/18, 6/20/17*	5.00	1.86	EUR 590	89,029	(78,589)	167,618
HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.77	$1,760	288,090	241,687	46,403
HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.77	1,731	283,344	248,706	34,638
JPMorgan Chase Bank, NA: Tenet Healthcare Corp., 6.875%, 11/15/31, 3/20/19*	5.00	2.90	1,080	116,193	99,132	17,061
Morgan Stanley Capital Services LLC: AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	7.78	550	(24,432)	3,624	(28,056)
AK Steel Corp., 7.625%, 5/15/20, 9/20/18*	5.00	6.03	908	(28,491)	(199,840)	171,349
AK Steel Corp., 7.625%, 5/15/20, 9/20/18*	5.00	6.03	142	(4,456)	(28,111)	23,655
NXP BV, 0.00%, 10/15/13, 6/20/17*	5.00	1.21	EUR 230	41,856	(9,759)	51,615
NXP BV, 0.00%, 10/15/13, 9/20/17*	5.00	1.32	330	62,039	(15,471)	77,510

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG:
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00%	1.04%	$850	$117,121	$(33,799)	$150,920

				$(233,333)	$(675,308)	$441,975

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	iBoxx $ Liquid High Yield Index	3,690,000	0.25%	$3,690	3/20/14	JPMorgan Chase Bank, NA	$(176,733)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at February 28, 2014
Barclays Capital, Inc.+	(4.00	)%*	– 0 –	$965,162
Barclays Capital, Inc.+	(2.25	)%*	– 0 –	632,685
Barclays Capital, Inc.+	(1.25	)%*	– 0 –	534,267
Barclays Capital, Inc.+	(0.25	)%*	– 0 –	1,581,835
Barclays Capital, Inc.+	0.00%		– 0 –	314,625
Credit Suisse Securities (USA) LLC+	(2.75	)%*	– 0 –	230,372
Credit Suisse Securities (USA) LLC+	(1.00	)%*	– 0 –	806,120
Credit Suisse Securities (USA) LLC+	(0.25	)%*	– 0 –	3,116,250
Credit Suisse Securities (USA) LLC+	(0.15	)%*	– 0 –	1,581,515
Credit Suisse Securities (USA) LLC+	(0.05	)%*	– 0 –	647,404
Credit Suisse Securities (USA) LLC+	0.00%		– 0 –	7,982,816

				$18,393,051

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2014.

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $18,361,869.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $145,622,670 or 38.4% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2014.

(e)	Pay-In-Kind Payments (PIK).

(f)	Fair valued by the Adviser.

(g)	Illiquid security.

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High-Yield Portfolio—Portfolio of Investments

(h)	Non-income producing security.

(i)	Variable rate coupon, rate shown as of February 28, 2014.

(j)	This position or a portion of this position represents an unsettled loan purchase. At February 28, 2014, the market value and unrealized gain of these unsettled loan purchases amounted to $1,174,366 and $4,515, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re (Preference Shares)	7/01/13	$1,900,000	$2,050,460	0.54%

(l)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,575,837.

(m)	One contract relates to 100 shares.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed

ETF – Exchange Traded Fund

GO – General Obligation

INTRCONX – Inter-Continental Exchange

JSFC – Joint Stock Financial Corporation

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

RTP – Real Time Pricing

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 28.6%
Capital Markets – 1.1%
E*Trade Financial Corp.(a)	161,220	$3,622,613

Commercial Banks – 9.8%
Associated Banc-Corp	177,410	2,960,973
CapitalSource, Inc.	231,950	3,409,665
Comerica, Inc.	95,790	4,615,162
First Niagara Financial Group, Inc.	418,278	3,793,782
Huntington Bancshares, Inc./OH	474,320	4,520,270
Popular, Inc.(a)	129,037	3,689,168
Susquehanna Bancshares, Inc.	227,213	2,485,710
Webster Financial Corp.	89,890	2,783,893
Zions Bancorporation	151,310	4,720,872

		32,979,495

Insurance – 8.5%
American Financial Group, Inc./OH	86,850	4,964,346
Aspen Insurance Holdings Ltd.	117,870	4,427,197
Genworth Financial, Inc. – Class A(a)	314,310	4,884,377
PartnerRe Ltd.	30,400	3,005,952
Reinsurance Group of America, Inc. – Class A	41,050	3,160,439
Unum Group	113,320	3,941,270
Validus Holdings Ltd.	119,080	4,383,335

		28,766,916

Real Estate Investment Trusts (REITs) – 9.1%
BioMed Realty Trust, Inc.	132,630	2,742,788
Camden Property Trust	40,460	2,698,682
DDR Corp.	192,810	3,204,502
DiamondRock Hospitality Co.	322,520	4,070,203
LTC Properties, Inc.	104,660	3,943,589
Medical Properties Trust, Inc.	310,150	4,090,879
Mid-America Apartment Communities, Inc.	58,510	3,957,616
Parkway Properties, Inc./MD	203,060	3,742,396
STAG Industrial, Inc.	100,730	2,348,016

		30,798,671

Thrifts & Mortgage Finance – 0.1%
Essent Group Ltd.(a)	23,090	535,688

		96,703,383

Information Technology – 19.0%
Communications Equipment – 1.2%
Harris Corp.	56,440	4,166,401

Electronic Equipment, Instruments & Components – 9.1%
Anixter International, Inc.	32,450	3,470,527
Arrow Electronics, Inc.(a)	87,370	4,947,763

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.	112,500	$4,897,125
CDW Corp./DE	139,960	3,662,753
Insight Enterprises, Inc.(a)	98,593	2,265,667
Jabil Circuit, Inc.	221,570	4,101,261
TTM Technologies, Inc.(a)	286,628	2,407,675
Vishay Intertechnology, Inc.	350,690	4,958,757

		30,711,528

IT Services – 3.6%
Amdocs Ltd.	90,540	4,027,219
Booz Allen Hamilton Holding Corp.	52,900	1,112,487
Convergys Corp.	182,301	3,731,702
Genpact Ltd.(a)	193,980	3,235,586

		12,106,994

Semiconductors & Semiconductor Equipment – 3.8%
Entegris, Inc.(a)	248,970	3,000,089
Lam Research Corp.(a)	75,800	3,921,134
MKS Instruments, Inc.	77,304	2,323,758
Teradyne, Inc.(a)	168,650	3,420,222

		12,665,203

Software – 1.3%
Electronic Arts, Inc.(a)	150,970	4,316,232

		63,966,358

Consumer Discretionary – 18.2%
Auto Components – 5.7%
Dana Holding Corp.	229,690	4,979,679
Lear Corp.	60,230	4,890,676
Tenneco, Inc.(a)	79,070	4,763,177
TRW Automotive Holdings Corp.(a)	55,460	4,565,467

		19,198,999

Automobiles – 1.3%
Thor Industries, Inc.	75,840	4,247,799

Hotels, Restaurants & Leisure – 0.9%
DineEquity, Inc.	37,580	3,147,325

Household Durables – 3.8%
Helen of Troy Ltd.(a)	31,370	2,048,775
Meritage Homes Corp.(a)	82,970	3,999,984
NVR, Inc.(a)	1,866	2,224,272
PulteGroup, Inc.	210,530	4,419,024

		12,692,055

Media – 2.8%
Gannett Co., Inc.	179,320	5,334,770
Regal Entertainment Group – Class A	229,210	4,217,464

		9,552,234

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.7%
Children’s Place Retail Stores, Inc. (The)(a)	80,000	$4,333,600
GameStop Corp. – Class A	92,200	3,439,982
Office Depot, Inc.(a)	952,370	4,695,184

		12,468,766

		61,307,178

Industrials – 9.5%
Commercial Services & Supplies – 1.0%
Steelcase, Inc.– Class A	226,120	3,362,404

Construction & Engineering – 2.1%
Aecom Technology Corp.(a)	43,210	1,380,128
Granite Construction, Inc.	67,250	2,472,110
Tutor Perini Corp.(a)	138,600	3,416,490

		7,268,728

Electrical Equipment – 0.9%
General Cable Corp.	101,240	3,116,167

Machinery – 2.4%
Kennametal, Inc.	74,270	3,248,570
Terex Corp.	107,610	4,791,873

		8,040,443

Road & Rail – 2.4%
Con-way, Inc.	94,600	3,608,044
Ryder System, Inc.	59,030	4,446,140

		8,054,184

Trading Companies & Distributors – 0.7%
Aircastle Ltd.	118,770	2,339,769

		32,181,695

Materials – 6.9%
Chemicals – 1.4%
Huntsman Corp.	192,310	4,684,672

Containers & Packaging – 2.4%
Avery Dennison Corp.	74,330	3,703,121
Graphic Packaging Holding Co.(a)	411,010	4,208,742

		7,911,863

Metals & Mining – 3.1%
Commercial Metals Co.	183,640	3,553,434
Reliance Steel & Aluminum Co.	46,700	3,235,376
Steel Dynamics, Inc.	216,480	3,775,411

		10,564,221

		23,160,756

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 6.3%
Electric Utilities – 2.6%
PNM Resources, Inc.	167,090	$4,369,404
Westar Energy, Inc.	125,361	4,289,853

		8,659,257

Gas Utilities – 3.7%
Atmos Energy Corp.	93,170	4,295,137
Southwest Gas Corp.	73,460	3,968,309
UGI Corp.	97,410	4,353,253

		12,616,699

		21,275,956

Energy – 4.6%
Energy Equipment & Services – 0.7%
Helix Energy Solutions Group, Inc.(a)	97,120	2,295,917

Oil, Gas & Consumable Fuels – 3.9%
Bill Barrett Corp.(a)	172,100	4,361,014
Cimarex Energy Co.	20,780	2,404,454
Rosetta Resources, Inc.(a)	66,850	2,966,134
Stone Energy Corp.(a)	97,180	3,492,649

		13,224,251

		15,520,168

Health Care – 4.3%
Biotechnology – 0.6%
Theravance, Inc.(a)	54,250	2,007,250

Health Care Providers & Services – 3.7%
Health Net, Inc./CA(a)	141,960	4,833,738
LifePoint Hospitals, Inc.(a)	67,998	3,688,891
Molina Healthcare, Inc.(a)	109,450	4,124,076

		12,646,705

		14,653,955

Consumer Staples – 0.9%
Food Products – 0.9%
Dean Foods Co.(a)	211,445	3,127,272

Total Common Stocks (cost $253,599,033)		331,896,721

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.08%(b) (cost $5,455,662)	5,455,662	5,455,662

Total Investments – 99.9% (cost $259,054,695)		337,352,383
Other assets less liabilities – 0.1%		233,126

Net Assets – 100.0%		$337,585,509

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Small-Mid Cap Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 24.5%
Communications Equipment – 2.2%
Ciena Corp.(a)	102,059	$2,507,589
F5 Networks, Inc.(a)	44,720	5,023,845

		7,531,434

Internet Software & Services – 6.8%
CoStar Group, Inc.(a)	31,244	6,281,294
Criteo SA (Sponsored ADR)(a)	14,659	783,817
Cvent, Inc.(a)	79,623	3,127,591
Pandora Media, Inc.(a)	131,350	4,915,117
Yelp, Inc.(a)	47,179	4,454,641
Zillow, Inc.(a)(b)	40,250	3,364,900

		22,927,360

IT Services – 1.1%
MAXIMUS, Inc.	74,050	3,538,850

Semiconductors & Semiconductor Equipment – 3.0%
Cavium, Inc.(a)	69,930	2,946,151
Intersil Corp. – Class A	255,048	3,244,210
Teradyne, Inc.(a)	194,210	3,938,579

		10,128,940

Software – 11.4%
ANSYS, Inc.(a)	37,070	3,096,086
Aspen Technology, Inc.(a)	69,486	3,262,368
Concur Technologies, Inc.(a)	39,240	4,844,178
FireEye, Inc.(a)	21,105	1,807,432
Guidewire Software, Inc.(a)	83,936	4,499,809
Informatica Corp.(a)	97,880	4,067,893
NetSuite, Inc.(a)	24,200	2,785,178
ServiceNow, Inc.(a)	74,643	5,080,203
Tableau Software, Inc. – Class A(a)	49,153	4,637,094
Ultimate Software Group, Inc. (The)(a)	26,199	4,349,034

		38,429,275

		82,555,859

Industrials – 23.0%
Aerospace & Defense – 3.0%
Hexcel Corp.(a)	132,186	5,948,370
TransDigm Group, Inc.	23,551	4,195,375

		10,143,745

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	82,600	3,263,526

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
AMETEK, Inc.	80,756	$4,299,449

Industrial Conglomerates – 1.4%
Carlisle Cos., Inc.	61,040	4,841,693

Machinery – 8.4%
Actuant Corp. – Class A	105,493	3,698,585
Chart Industries, Inc.(a)	40,572	3,390,196
IDEX Corp.	77,695	5,832,564
Joy Global, Inc.	8,810	484,550
Lincoln Electric Holdings, Inc.	72,460	5,432,326
Middleby Corp. (The)(a)	17,780	5,272,837
Valmont Industries, Inc.	29,732	4,329,871

		28,440,929

Marine – 1.8%
Kirby Corp.(a)	59,378	6,211,533

Professional Services – 2.5%
Robert Half International, Inc.	97,350	3,985,509
WageWorks, Inc.(a)	77,267	4,570,343

		8,555,852

Road & Rail – 1.5%
Genesee & Wyoming, Inc. – Class A(a)	49,482	4,894,759

Trading Companies & Distributors – 2.1%
United Rentals, Inc.(a)	78,352	6,921,616

		77,573,102

Health Care – 16.8%
Biotechnology – 6.2%
Aegerion Pharmaceuticals, Inc.(a)	12,890	705,856
Arrowhead Research Corp.(a)	34,240	665,626
BioMarin Pharmaceutical, Inc.(a)	33,356	2,701,836
Cubist Pharmaceuticals, Inc.(a)	48,236	3,835,727
Intercept Pharmaceuticals, Inc.(a)	2,930	1,202,765
Isis Pharmaceuticals, Inc.(a)	18,132	924,732
NPS Pharmaceuticals, Inc.(a)	72,730	2,544,095
Pharmacyclics, Inc.(a)	14,090	1,953,719
Puma Biotechnology, Inc.(a)	13,796	1,603,923
Quintiles Transnational Holdings, Inc.(a)	61,405	3,325,081
TESARO, Inc.(a)	40,386	1,333,142

		20,796,502

Health Care Equipment & Supplies – 2.8%
Align Technology, Inc.(a)	57,180	2,992,229
HeartWare International, Inc.(a)	33,868	3,252,344
Sirona Dental Systems, Inc.(a)	43,636	3,074,593

		9,319,166

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 4.6%
Acadia Healthcare Co., Inc.(a)	94,749	$4,684,390
Envision Healthcare Holdings, Inc.(a)	98,326	3,309,653
Mednax, Inc.(a)	64,584	3,927,999
Premier, Inc. – Class A(a)	75,828	2,536,447
WellCare Health Plans, Inc.(a)	20,050	1,239,491

		15,697,980

Life Sciences Tools & Services – 1.1%
ICON PLC(a)	79,488	3,723,218

Pharmaceuticals – 2.1%
Akorn, Inc.(a)	123,007	3,176,041
Jazz Pharmaceuticals PLC(a)	25,040	3,804,703

		6,980,744

		56,517,610

Consumer Discretionary – 16.6%
Distributors – 1.6%
LKQ Corp.(a)	198,538	5,537,225

Diversified Consumer Services – 1.4%
Grand Canyon Education, Inc.(a)	99,680	4,724,832

Hotels, Restaurants & Leisure – 1.1%
Norwegian Cruise Line Holdings Ltd.(a)	105,897	3,629,090

Internet & Catalog Retail – 2.4%
HomeAway, Inc.(a)	118,499	5,435,549
Shutterfly, Inc.(a)	49,972	2,726,473

		8,162,022

Leisure Equipment & Products – 1.4%
Polaris Industries, Inc.	34,650	4,644,140

Media – 0.7%
National CineMedia, Inc.	158,479	2,434,237

Specialty Retail – 6.5%
Cabela’s, Inc.(a)	65,850	4,367,172
CarMax, Inc.(a)	16,307	789,748
Dick’s Sporting Goods, Inc.	100,160	5,375,587
Five Below, Inc.(a)	81,724	3,149,643
Lumber Liquidators Holdings, Inc.(a)	37,050	3,974,724
Tractor Supply Co.	61,070	4,309,099

		21,965,973

Textiles, Apparel & Luxury Goods – 1.5%
Under Armour, Inc. – Class A(a)	43,180	4,885,817

		55,983,336

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 8.1%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	20,877	$3,925,920
Lazard Ltd. – Class A	96,313	4,333,122
Stifel Financial Corp.(a)	69,541	3,344,226

		11,603,268

Commercial Banks – 4.6%
First Republic Bank/CA	71,736	3,728,120
Iberiabank Corp.	48,642	3,186,051
Signature Bank/New York NY(a)	32,090	4,201,544
SVB Financial Group(a)	35,920	4,522,687

		15,638,402

		27,241,670

Energy – 5.0%
Energy Equipment & Services – 2.8%
FMC Technologies, Inc.(a)	41,390	2,079,434
Oceaneering International, Inc.	56,636	4,054,005
Oil States International, Inc.(a)	13,951	1,324,229
Superior Energy Services, Inc.	60,960	1,803,806

		9,261,474

Oil, Gas & Consumable Fuels – 2.2%
Concho Resources, Inc.(a)	18,703	2,265,494
Oasis Petroleum, Inc.(a)	64,896	2,827,519
SM Energy Co.	32,363	2,386,771

		7,479,784

		16,741,258

Consumer Staples – 3.1%
Food & Staples Retailing – 1.3%
Sprouts Farmers Market, Inc.(a)	110,235	4,301,370

Food Products – 1.8%
Green Mountain Coffee Roasters, Inc.	54,716	6,006,722

		10,308,092

Materials – 1.7%
Chemicals – 1.7%
PolyOne Corp.	151,530	5,682,375

Total Common Stocks (cost $210,293,746)		332,603,302

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.08%(c) (cost $3,270,843)	3,270,843	3,270,843

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $213,564,589)		$335,874,145

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $3,607,746)	3,607,746	3,607,746

Total Investments – 100.9% (cost $217,172,335)		339,481,891
Other assets less liabilities – (0.9)%		(2,880,913)

Net Assets – 100.0%		$336,600,978

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.8%
Energy – 22.7%
Coal & Consumable Fuels – 0.2%
Adaro Energy Tbk PT	1,436,800	$123,603
Cameco Corp.	12,700	307,493
China Coal Energy Co., Ltd. – Class H(a)	206,700	106,064
China Shenhua Energy Co., Ltd. – Class H	109,570	298,964
Coal India Ltd.	31,010	122,121
Consol Energy, Inc.	9,980	400,198

		1,358,443

Integrated Oil & Gas – 15.8%
BG Group PLC	407,540	7,414,672
BP PLC	1,185,690	10,020,332
Cenovus Energy, Inc.	33,900	897,326
Chevron Corp.	142,810	16,470,277
China Petroleum & Chemical Corp. – Class H	4,676,130	4,139,340
ENI SpA	225,480	5,413,008
Exxon Mobil Corp.	277,650	26,729,365
Gazprom OAO (Sponsored ADR)	604,120	4,597,354
Hess Corp.	29,040	2,324,072
LUKOIL OAO (Sponsored ADR)	14,260	775,744
PetroChina Co., Ltd. – Class H	947,800	998,555
Petroleo Brasileiro SA	133,700	742,728
Petroleo Brasileiro SA (ADR)	259,430	2,905,616
Petroleo Brasileiro SA (Preference Shares)	131,300	762,804
Petroleo Brasileiro SA (Sponsored ADR)	133,188	1,552,972
Repsol SA	24,300	608,614
Rosneft OAO (GDR)(b)	27,913	188,413
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	250,033	9,124,560
Royal Dutch Shell PLC – Class A	101,915	3,710,224
Royal Dutch Shell PLC – Class B	140,210	5,454,520
Sasol Ltd.	24,600	1,249,012
Statoil ASA	104,180	2,747,855
Suncor Energy, Inc.	41,180	1,358,535
Suncor Energy, Inc. (Toronto)	119,220	3,933,086
Total SA	134,230	8,708,723

		122,827,707

Oil & Gas Drilling – 0.2%
Nabors Industries Ltd.	45,470	1,046,719
Odfjell Drilling Ltd.(c)	111,890	644,288

		1,691,007

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	101,550	1,703,725
Halliburton Co.	22,730	1,295,610
Helix Energy Solutions Group, Inc.(c)	34,790	822,436
Schlumberger Ltd.	21,690	2,017,170

		5,838,941

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Exploration & Production – 5.6%
Anadarko Petroleum Corp.	42,230	$3,554,077
Apache Corp.	12,600	999,054
Cabot Oil & Gas Corp.	11,340	396,900
Canadian Natural Resources Ltd.	35,300	1,291,751
Canadian Oil Sands Ltd.	21,800	415,604
Chesapeake Energy Corp.	17,200	445,652
Cimarex Energy Co.	13,820	1,599,112
CNOOC Ltd.	575,800	942,650
Concho Resources Inc.(c)	3,400	411,842
ConocoPhillips	55,070	3,662,155
Continental Resources, Inc./OK(a)(c)	1,900	227,088
Crescent Point Energy Corp.(a)	15,600	547,472
Denbury Resources, Inc.	12,000	196,320
Det Norske Oljeselskap ASA(a)(c)	89,350	968,499
Devon Energy Corp.	12,400	798,808
Encana Corp.	19,900	377,404
EOG Resources, Inc.	20,320	3,849,014
EQT Corp.	4,100	419,389
Inpex Corp.	170,200	2,162,678
Kunlun Energy Co., Ltd.	173,700	310,074
Lundin Petroleum AB(c)	48,970	980,433
Marathon Oil Corp.	22,790	763,465
Murphy Oil Corp.	21,230	1,260,425
Noble Energy, Inc.	35,810	2,462,296
NovaTek OAO (Sponsored GDR)(b)	4,100	519,060
Occidental Petroleum Corp.	71,940	6,943,649
Oil & Natural Gas Corp. Ltd.	308,220	1,442,711
Pacific Rubiales Energy Corp.	9,900	136,345
Pioneer Natural Resources Co.	3,600	724,248
Range Resources Corp.	4,400	378,620
Rosetta Resources, Inc.(c)	13,830	613,637
Santos Ltd.(a)	26,000	317,004
Southwestern Energy Co.(c)	9,500	392,730
Talisman Energy, Inc.	46,400	477,702
Tourmaline Oil Corp.(c)	5,000	228,980
Tullow Oil PLC	24,500	327,799
Vermilion Energy, Inc.(a)	3,200	180,620
Whiting Petroleum Corp.(c)	15,600	1,071,876
Woodside Petroleum Ltd.	21,300	722,483

		43,519,626

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	31,320	1,502,734

		176,738,458

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity: Other – 11.1%
Diversified/Specialty – 9.4%
Activia Properties, Inc.	146	$1,244,010
Agung Podomoro Land Tbk PT	31,150	625
Alam Sutera Realty Tbk PT	1,076,450	53,631
Alexander’s, Inc.	650	243,562
Alexandria Real Estate Equities, Inc.	2,750	199,238
American Assets Trust, Inc.	7,650	252,986
American Homes 4 Rent – Class A	6,850	112,203
Armada Hoffler Properties, Inc.	65,944	645,592
Artis Real Estate Investment Trust	8,700	123,118
Australand Property Group	271,340	948,833
Ayala Land, Inc.	1,151,282	789,905
Azrieli Group	1,700	55,959
Bakrieland Development Tbk PT(c)	3,227,600	13,901
Beni Stabili SpA(a)	23,100	20,401
BioMed Realty Trust, Inc.	7,600	157,168
British Land Co. PLC	266,899	3,115,244
Buzzi Unicem SpA	42,840	891,448
CA Immobilien Anlagen AG(c)	5,778	108,068
Canadian Real Estate Investment Trust	2,600	102,422
Capital Property Fund	538,050	494,167
CapitaLand Ltd.	201,000	452,542
Central Pattana PCL	130,100	164,494
Chambers Street Properties	11,750	92,943
Cheung Kong Holdings Ltd.	100,000	1,570,241
Ciputra Development Tbk PT	1,287,400	108,549
Ciputra Surya Tbk PT	57,300	9,965
City Developments Ltd.	47,000	348,405
Cofinimmo	1,250	149,886
Conwert Immobilien Invest SE(c)	12,600	172,005
Country Garden Holdings Co., Ltd.	3,664,300	1,896,784
CTT-Correios de Portugal SA(c)	75,326	758,999
Dexus Property Group	729,160	697,536
Digital Realty Trust, Inc.(a)	20,410	1,105,406
DLF Ltd.	36,400	83,476
Duke Realty Corp.	12,750	214,200
Dundee Real Estate Investment Trust – Class A	37,736	1,006,362
DuPont Fabros Technology, Inc.	8,700	231,072
Eastern & Oriental Bhd	77,350	47,521
Even Construtora e Incorporadora SA	202,700	617,242
Evergrande Real Estate Group Ltd.(a)	393,750	166,802
F&C Commercial Property Trust Ltd.	207,200	417,748
Fastighets AB Balder – Class B(c)	10,000	128,610
Fibra Uno Administracion SA de CV	258,050	813,415
Fonciere Des Regions	2,600	243,678
Forest City Enterprises, Inc. – Class A(c)	9,800	190,904

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Franshion Properties China Ltd.	333,200	$104,508
Gecina SA	1,350	185,007
Globe Trade Centre SA(c)	21,200	51,743
GPT Group	120,170	399,636
Gramercy Property Trust, Inc.(c)	180,560	1,047,248
Granite Real Estate Investment Trust	6,050	209,261
Greentown China Holdings Ltd.	105,500	137,883
Growthpoint Properties Ltd.	389,050	846,713
Guangzhou R&F Properties Co., Ltd. – Class H	74,600	100,662
Hang Lung Properties Ltd.	177,000	493,697
Helbor Empreendimentos SA	12,680	37,239
Helical Bar PLC	350	2,186
Henderson Land Development Co., Ltd.	158,500	891,929
Hopson Development Holdings Ltd.(c)	256,400	239,661
Hui Xian Real Estate Investment Trust	243,100	150,803
Hulic Co., Ltd.	23,350	270,096
Hysan Development Co., Ltd.	63,000	262,640
ICADE	9,610	946,454
IJM Land Bhd	34,500	27,822
IMMOFINANZ AG(c)	76,550	387,365
Is Gayrimenkul Yatirim Ortakligi AS	31,897	18,269
Japan Hotel REIT Investment Corp.(a)	1,995	979,426
Kawasan Industri Jababeka Tbk PT	1,492,117	28,503
Kennedy-Wilson Holdings, Inc.	63,080	1,595,924
Keppel Land Ltd.(a)	126,000	319,659
Kerry Properties Ltd.	67,500	223,291
Kiwi Income Property Trust	54,950	51,829
KLCC Property Holdings Bhd	45,900	86,094
Klovern AB	79,192	442,080
Kungsleden AB	12,614	108,750
Land Securities Group PLC	201,722	3,668,994
Lend Lease Group	195,490	1,974,935
Lexington Realty Trust	14,650	167,157
Lippo Karawaci Tbk PT	1,950,600	158,345
Londonmetric Property PLC	18,050	43,676
Longfor Properties Co., Ltd.	85,950	118,719
LPN Development PCL	652,900	302,185
Mah Sing Group Bhd	105,400	66,656
Mapletree Commercial Trust	113,200	108,132
Mapletree Greater China Commercial Trust(b)	138,500	91,837
Megaworld Corp.	3,302,650	311,806
Mexico Real Estate Management SA de CV(c)	61,150	106,061
Mingfa Group International Co., Ltd.(a)(c)	910,500	234,952
Mitchells & Butlers PLC(c)	92,460	749,888
Mitsubishi Estate Co., Ltd.	169,000	4,008,348
Mitsui Fudosan Co., Ltd.	151,000	4,513,812
Morguard Real Estate Investment Trust	9,400	141,429

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

New World China Land Ltd.	573,900	$340,726
New World Development Co., Ltd.(a)	773,000	1,001,488
Nomura Real Estate Holdings, Inc.	7,300	150,098
Nomura Real Estate Master Fund, Inc.	50	52,132
Pakuwon Jati Tbk PT	2,207,000	62,981
Poly Property Group Co., Ltd.(a)	254,600	117,122
Pruksa Real Estate PCL	144,400	86,751
Quintain Estates & Development PLC(c)	150	261
Redefine Properties Ltd.	271,950	238,405
Regal Entertainment Group – Class A	75,940	1,397,296
Resilient Property Income Fund Ltd.	48,462	243,024
Robinsons Land Corp.	155,600	72,864
SA Corporate Real Estate Fund Nominees Pty Ltd.	170,400	60,806
Select Income REIT	5,650	164,698
Shui On Land Ltd.	846,050	232,628
Sino Land Co., Ltd.	124,000	176,805
Sinpas Gayrimenkul Yatirim Ortakligi AS	19,800	6,077
Soho China Ltd.	171,050	129,275
SP Setia Bhd	76,250	67,710
Spirit Realty Capital, Inc.	14,112	154,103
Sponda Oyj	39,700	215,695
ST Modwen Properties PLC	4,350	28,737
Sumitomo Realty & Development Co., Ltd.	69,000	2,787,914
Summarecon Agung Tbk PT	1,101,900	95,723
Sun Hung Kai Properties Ltd.	317,305	4,067,385
Suntec Real Estate Investment Trust	150,000	197,120
Supalai PCL	1,091,600	592,224
Swire Properties Ltd.	655,350	1,747,057
TAG Immobilien AG	3,250	41,023
Taiheiyo Cement Corp.	106,000	374,355
Unite Group PLC	5,150	38,673
Unitech Ltd.(c)	97,650	18,129
United Urban Investment Corp.	300	459,568
UOL Group Ltd.	268,602	1,297,586
Vornado Realty Trust	13,680	1,317,247
Wallenstam AB – Class B	5,300	87,581
Washington Real Estate Investment Trust	8,100	203,715
Wereldhave NV	2,050	175,855
WHA Corp. PCL	91,350	86,800
Wharf Holdings Ltd.	435,000	3,049,731
Wheelock & Co., Ltd.	160,000	656,191
Wihlborgs Fastigheter AB	4,400	87,713
W.P. Carey, Inc.	36,720	2,332,454
Yuexiu Property Co., Ltd.	504,455	104,244

		73,492,546

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.5%
Chartwell Retirement Residences	99,610	$929,262
HCP, Inc.	42,270	1,638,808
Health Care REIT, Inc.	25,780	1,514,317
Healthcare Realty Trust, Inc.	7,450	178,576
LTC Properties, Inc.	47,000	1,770,960
Medical Properties Trust, Inc.	143,035	1,886,632
National Health Investors, Inc.	3,450	212,865
Omega Healthcare Investors, Inc.	64,690	2,067,492
Senior Housing Properties Trust	7,400	165,020
Ventas, Inc.	26,920	1,680,616

		12,044,548

Triple Net – 0.2%
EPR Properties	3,450	183,747
National Retail Properties, Inc.(a)	19,550	701,649
Realty Income Corp.(a)	9,950	441,979

		1,327,375

		86,864,469

Materials – 10.4%
Aluminum – 0.1%
Alcoa, Inc.	29,700	348,678
Hindalco Industries Ltd.	77,300	132,454
Norsk Hydro ASA	35,000	172,807

		653,939

Commodity Chemicals – 0.3%
Denki Kagaku Kogyo KK	197,000	761,804
LyondellBasell Industries NV – Class A	18,180	1,601,294

		2,363,098

Construction Materials – 0.1%
Anhui Conch Cement Co., Ltd. – Class H(a)	234,000	856,850

Diversified Chemicals – 0.4%
Arkema SA	10,750	1,166,082
Huntsman Corp.	69,520	1,693,507

		2,859,589

Diversified Metals & Mining – 4.4%
Anglo American PLC	38,720	988,896
Aurubis AG(a)	12,770	709,458
BHP Billiton Ltd.	213,880	7,335,782
BHP Billiton PLC	58,700	1,891,715
First Quantum Minerals Ltd.	29,900	580,016
Freeport-McMoRan Copper & Gold, Inc.	98,770	3,221,878
Glencore Xstrata PLC	974,630	5,367,044
Grupo Mexico SAB de CV Series B	182,300	558,142
Iluka Resources Ltd.	6,414	53,867
MMC Norilsk Nickel OJSC (ADR)	133,530	2,267,339

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Rio Tinto Ltd.	12,120	$724,082
Rio Tinto PLC	160,190	9,185,402
Sesa Sterlite Ltd.	76,920	219,512
Southern Copper Corp.	11,190	341,407
Sumitomo Metal Mining Co., Ltd.	52,960	693,267
Turquoise Hill Resources Ltd.(c)	28,400	108,491

		34,246,298

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc.	4,910	452,245
CF Industries Holdings, Inc.	2,100	526,890
Israel Corp. Ltd. (The)(c)	209	111,633
K&S AG	6,700	226,196
Monsanto Co.	44,940	4,944,299
Mosaic Co. (The)	10,200	498,372
Potash Corp. of Saskatchewan, Inc.	47,180	1,559,458
Syngenta AG	3,000	1,092,122

		9,411,215

Forest Products – 0.1%
Duratex SA	130,960	607,979

Gold – 1.0%
Barrick Gold Corp.(a)	75,300	1,534,153
Cia de Minas Buenaventura SAA (ADR) – Class B	9,598	120,935
Eldorado Gold Corp.	19,420	128,905
Franco-Nevada Corp.	4,400	224,868
Goldcorp, Inc.	130,280	3,502,606
Kinross Gold Corp.	35,160	183,532
Koza Altin Isletmeleri AS	37,990	325,158
New Gold, Inc.(c)	86,870	531,121
Newcrest Mining Ltd.	20,700	208,607
Newmont Mining Corp.	13,400	311,684
Randgold Resources Ltd.	2,400	190,082
Real Gold Mining Ltd.(a)(c)(d)(e)	686,500	9
Yamana Gold, Inc.	20,290	203,028

		7,464,688

Paper Products – 0.5%
Fibria Celulose SA(c)	19,600	207,785
International Paper Co.	11,600	567,124
Mondi PLC	66,000	1,210,260
Oji Holdings Corp.	67,000	321,808
Sappi Ltd.(c)	265,750	851,219
Stora Enso Oyj – Class R	10,604	120,592
UPM-Kymmene Oyj	14,800	268,411

		3,547,199

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Precious Metals & Minerals – 0.2%
Dominion Diamond Corp.(c)	51,620	$735,069
Fresnillo PLC	7,400	118,257
Impala Platinum Holdings Ltd.	14,500	152,889
Industrias Penoles SAB de CV	4,300	103,869
North American Palladium Ltd.(a)(c)	881,200	341,024
Northam Platinum Ltd.(c)	27,900	109,572
Silver Wheaton Corp.	9,600	244,920

		1,805,600

Specialty Chemicals – 0.3%
Johnson Matthey PLC	16,440	897,678
Koninklijke DSM NV	25,936	1,654,905

		2,552,583

Steel – 1.8%
ArcelorMittal	27,800	436,563
BlueScope Steel Ltd.(c)	170,240	937,887
Bradespar SA (Preference Shares)	11,000	100,170
Cia Siderurgica Nacional SA	12,300	53,789
Daido Steel Co., Ltd.	15,700	72,376
Eregli Demir ve Celik Fabrikalari TAS	49,627	54,217
Fortescue Metals Group Ltd.	43,070	209,651
Fosun International Ltd.	92,700	115,950
Gerdau SA (Preference Shares)	25,200	155,484
Hitachi Metals Ltd.	5,000	74,745
Hyundai Steel Co.	1,900	121,241
JFE Holdings, Inc.	80,000	1,632,853
Jindal Steel & Power Ltd.	15,200	58,644
Kobe Steel Ltd.(c)	69,170	94,757
Kumba Iron Ore Ltd.(a)	2,100	86,696
Maruichi Steel Tube Ltd.	4,100	114,811
Metalurgica Gerdau SA (Preference Shares)	13,300	101,709
Nippon Steel & Sumitomo Metal Corp.	211,920	620,910
Nucor Corp.	8,800	442,112
POSCO	1,770	470,790
Ternium SA (Sponsored ADR)	32,850	973,017
ThyssenKrupp AG(c)	10,700	291,029
Vale SA	36,270	512,167
Vale SA (Preference Shares)	52,790	656,623
Vale SA (Sponsored ADR) (Local Preference Shares)	394,410	4,926,181
Voestalpine AG	20,270	911,600
Yamato Kogyo Co., Ltd.	3,000	90,713

		14,316,685

		80,685,723

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 5.9%
Regional Mall – 2.0%
BR Malls Participacoes SA	84,810	$649,958
CapitaMall Trust	205,000	307,615
CBL & Associates Properties, Inc.	6,500	115,635
CFS Retail Property Trust Group	630,050	1,109,313
General Growth Properties, Inc.	96,350	2,121,627
Glimcher Realty Trust	20,700	201,411
Macerich Co. (The)	7,200	432,936
Multiplan Empreendimentos Imobiliarios SA	33,450	657,836
Pennsylvania Real Estate Investment Trust	12,350	231,686
Rouse Properties, Inc.(a)	11,750	219,960
Simon Property Group, Inc.	38,621	6,229,181
Taubman Centers, Inc.	2,450	172,603
Westfield Group	291,857	2,680,743

		15,130,504

Shopping Center/Other Retail – 3.9%
Acadia Realty Trust	8,100	214,245
Aeon Mall Co., Ltd.	48,100	1,335,600
American Realty Capital Properties, Inc.	8,200	120,458
Atrium European Real Estate Ltd.(c)	15,100	91,916
Calloway Real Estate Investment Trust	4,000	93,380
Capital & Counties Properties PLC	47,650	300,421
CapitaMalls Asia Ltd.	176,050	248,866
CapitaMalls Malaysia Trust	126,400	56,709
Citycon Oyj	21,850	85,930
Corio NV	4,750	222,488
Crombie Real Estate Investment Trust	16,300	200,051
DDR Corp.	97,730	1,624,273
Deutsche Euroshop AG	3,550	159,454
Development Securities PLC	7,650	32,794
Equity One, Inc.	7,900	183,280
Eurocommercial Properties NV	7,600	342,415
Federal Realty Investment Trust	11,620	1,293,422
Federation Centres Ltd.	205,050	438,103
First Capital Realty, Inc.(a)	12,300	197,280
Fountainhead Property Trust	130,800	90,008
Frontier Real Estate Investment Corp.	35	190,155
Fukuoka REIT Co.(a)	230	387,901
Hammerson PLC	56,100	539,620
Hyprop Investments Ltd.	70,750	507,620
Iguatemi Empresa de Shopping Centers SA	15,350	139,965
Inland Real Estate Corp.	21,700	232,407
Intu Properties PLC	58,500	318,094
Japan Retail Fund Investment Corp.(a)	431	851,704
Kimco Realty Corp.	36,390	810,041
Kite Realty Group Trust	137,402	849,144

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Klepierre	45,062	$2,052,290
Link REIT (The)	229,878	1,069,286
Mercialys SA	4,000	91,045
Pavilion Real Estate Investment Trust	126,700	52,228
Ramco-Gershenson Properties Trust	116,474	1,945,116
Regency Centers Corp.	15,140	768,658
Retail Opportunity Investments Corp.	11,100	164,613
RioCan Real Estate Investment Trust	28,171	668,085
Saul Centers, Inc.	3,350	155,675
Shaftesbury PLC	20,945	232,551
SM Prime Holdings, Inc.	536,350	176,038
Tanger Factory Outlet Centers, Inc.	5,450	186,990
Unibail-Rodamco SE	21,287	5,603,401
Vastned Retail NV	31,966	1,611,573
Weingarten Realty Investors	43,470	1,325,835
Westfield Retail Trust	828,350	2,302,295

		30,563,423

		45,693,927

Residential – 5.2%
Multi-Family – 4.3%
Advance Residence Investment Corp.	150	321,768
Agile Property Holdings Ltd.	102,850	87,781
Apartment Investment & Management Co. – Class A	5,750	171,868
Associated Estates Realty Corp.	95,090	1,626,039
AvalonBay Communities, Inc.	6,550	844,753
Boardwalk Real Estate Investment Trust	1,500	80,656
BRE Properties, Inc.	3,000	185,310
Brookfield Residential Properties, Inc.(c)	32,867	731,291
Camden Property Trust	3,350	223,445
Canadian Apartment Properties REIT	5,850	115,542
China Overseas Land & Investment Ltd.	1,258,650	3,392,176
China Resources Land Ltd.	147,700	334,645
China Vanke Co., Ltd. – Class B	1,083,475	1,608,143
CIFI Holdings Group Co., Ltd.(a)	3,410,000	686,885
Comforia Residential REIT, Inc.(a)	67	470,804
Consorcio ARA SAB de CV(c)	92,160	34,749
Corp. GEO SAB de CV(c)(d)(e)	108,590	2,224
Cyrela Brazil Realty SA Empreendimentos e Participacoes	27,720	154,593
Desarrolladora Homex SAB de CV(a)(c)	1,300	316
Deutsche Annington Immobilien SE(c)	35,492	963,625
Deutsche Wohnen AG	13,400	283,834
Deutsche Wohnen AG – New(c)	15,198	312,674
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	173,100	176,447
Equity Lifestyle Properties, Inc.	4,700	189,175
Equity Residential	36,710	2,146,433

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Essex Property Trust, Inc.	15,130	$2,530,492
Ez Tec Empreendimentos e Participacoes SA	7,100	78,527
GAGFAH SA(c)	8,250	125,347
Grainger PLC	101,000	415,325
Home Properties, Inc.	2,050	120,827
Japan Rental Housing Investments, Inc.	514	328,852
Kaisa Group Holdings Ltd.(a)(c)	532,300	178,705
Killam Properties, Inc.	5,650	52,862
KWG Property Holding Ltd.	1,981,050	1,005,786
Land and Houses PCL	321,400	91,786
LEG Immobilien AG(c)	24,601	1,599,364
Mid-America Apartment Communities, Inc.	30,450	2,059,638
Mirvac Group	249,030	393,167
MRV Engenharia e Participacoes SA	31,100	107,835
Nippon Accommodations Fund, Inc.(a)	100	345,598
Northern Property Real Estate Investment Trust	1,500	39,772
PDG Realty SA Empreendimentos e Participacoes(c)	142,930	92,212
Post Properties, Inc.	3,650	177,135
Rossi Residencial SA(c)	792,521	579,437
Sekisui Chemical Co., Ltd.	35,000	399,955
Shenzhen Investment Ltd.	285,250	95,690
Shimao Property Holdings Ltd.	304,500	612,690
Sino-Ocean Land Holdings Ltd.	337,350	179,362
Stockland	950,690	3,283,208
Sun Communities, Inc.	6,995	322,190
Sunac China Holdings Ltd.(a)	147,400	78,255
Taylor Wimpey PLC	372,180	778,267
UDR, Inc.	44,740	1,154,739
UEM Sunrise Bhd	119,900	80,662
Urbi Desarrollos Urbanos SAB de CV(a)(c)(d)(e)	52,560	1,545
Wing Tai Holdings Ltd.	518,400	757,340
Yanlord Land Group Ltd.	151,950	134,428

		33,346,174

Self Storage – 0.8%
Big Yellow Group PLC	3,250	31,103
CubeSmart	10,200	178,602
Extra Space Storage, Inc.	50,940	2,501,154
Public Storage	15,870	2,682,030
Safestore Holdings PLC	202,600	806,600
Sovran Self Storage, Inc.	2,900	214,571

		6,414,060

Student Housing – 0.1%
American Campus Communities, Inc.	17,220	636,107
Education Realty Trust, Inc.	27,300	257,439

		893,546

		40,653,780

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 4.2%
Office – 4.2%
Allied Properties Real Estate Investment Trust	37,824	$1,144,319
Allreal Holding AG(c)	1,850	258,635
Alstria Office REIT-AG(c)	300	4,168
Befimmo SA	3,224	231,405
Boston Properties, Inc.	12,913	1,451,809
Brandywine Realty Trust	13,300	194,845
Brookfield Office Properties, Inc.(a)	9,900	189,006
CapitaCommercial Trust	1,296,000	1,499,356
Castellum AB	12,970	226,936
Columbia Property Trust, Inc.	62,340	1,654,504
Cominar Real Estate Investment Trust	70,183	1,148,483
CommonWealth REIT	7,200	195,480
Corporate Office Properties Trust	7,300	194,691
Cousins Properties, Inc.	180,565	2,085,525
Derwent London PLC	6,550	303,929
Douglas Emmett, Inc.	21,770	586,266
Dundee International Real Estate Investment Trust	4,050	33,796
Empire State Realty Trust, Inc. – Class A	9,500	145,540
Fabege AB	29,590	410,996
Franklin Street Properties Corp.	16,800	210,336
Government Properties Income Trust	8,600	214,226
Great Portland Estates PLC	28,400	306,641
Highwoods Properties, Inc.	5,050	190,436
Hongkong Land Holdings Ltd.	140,000	879,172
Hudson Pacific Properties, Inc.	11,050	252,050
Hufvudstaden AB – Class A	14,700	220,571
Investa Office Fund	327,240	936,583
Japan Excellent, Inc.	230	292,105
Japan Prime Realty Investment Corp.	80	277,661
Japan Real Estate Investment Corp.	302	1,639,952
Kenedix Office Investment Corp. – Class A	203	1,009,958
Keppel REIT(a)	101,400	94,115
Kilroy Realty Corp.	13,390	770,193
Liberty Property Trust	22,830	873,476
Mack-Cali Realty Corp.	24,140	537,115
Mori Hills REIT Investment Corp.	250	339,640
Mori Trust Sogo Reit, Inc.(a)	22	181,922
Nippon Building Fund, Inc.	106	607,918
Nomura Real Estate Office Fund, Inc.(a)	35	148,201
Norwegian Property ASA	34,650	42,143
NTT Urban Development Corp.	106,816	924,451
Orix JREIT, Inc.(a)	1,470	1,863,124
Parkway Properties, Inc./MD	103,358	1,904,888
Piedmont Office Realty Trust, Inc. – Class A(a)	9,900	171,072

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

PS Business Parks, Inc.	2,450	$205,849
PSP Swiss Property AG(c)	3,300	305,686
SL Green Realty Corp.	31,312	3,110,221
Swiss Prime Site AG(c)	4,300	360,959
Tokyo Tatemono Co., Ltd.(a)	120,000	980,134
Workspace Group PLC	89,760	891,324

		32,701,811

Industrials – 1.5%
Industrial Warehouse Distribution – 1.4%
Ascendas Real Estate Investment Trust	163,000	277,973
Daiwa House REIT Investment Corp.	81	332,125
DCT Industrial Trust, Inc.	25,150	199,188
EastGroup Properties, Inc.	3,100	192,324
First Industrial Realty Trust, Inc.	11,300	217,412
Global Logistic Properties Ltd.	237,800	531,767
GLP J-Reit	100	105,566
Granite Real Estate Investment Trust	41,570	1,434,997
Hansteen Holdings PLC	265,600	499,021
Hopewell Holdings Ltd.(a)	187,500	635,016
Japan Logistics Fund, Inc.	301	674,664
Mapletree Industrial Trust	4,040	4,306
Mapletree Logistics Trust	1,202,200	982,838
Nippon Prologis REIT, Inc.	171	367,056
ProLogis, Inc.	51,466	2,119,885
Segro PLC	78,370	468,348
STAG Industrial, Inc.	72,680	1,694,171
Warehouses De Pauw SCA	1,200	90,948

		10,827,605

Mixed Office Industrial – 0.1%
BR Properties SA	21,120	153,138
Goodman Group	253,150	1,087,625

		1,240,763

		12,068,368

Lodging – 1.3%
Lodging – 1.3%
Ashford Hospitality Prime, Inc.	91,712	1,536,176
Ashford Hospitality Trust, Inc.	149,398	1,670,270
Chesapeake Lodging Trust	31,640	824,222
DiamondRock Hospitality Co.	166,860	2,105,773
Hersha Hospitality Trust	207,070	1,163,733
Hospitality Properties Trust	5,500	145,750
Host Hotels & Resorts, Inc.	70,200	1,380,833
LaSalle Hotel Properties	6,550	205,277
Pebblebrook Hotel Trust	25,172	836,717
RLJ Lodging Trust	7,550	196,225
Strategic Hotels & Resorts, Inc.(c)	20,750	207,293
Sunstone Hotel Investors, Inc.	14,300	193,336

		10,465,605

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mortgage – 0.3%
Mortgage – 0.3%
Altisource Residential Corp.	21,695	$620,043
NorthStar Realty Finance Corp.	88,200	1,367,982

		1,988,025

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	18,200	738,920
Bunge Ltd.	4,870	387,701
Charoen Pokphand Indonesia Tbk PT	204,200	74,770
Golden Agri-Resources Ltd.(a)	262,000	114,851
IOI Corp. Bhd	89,600	126,103
Kuala Lumpur Kepong Bhd	19,800	145,005
Wilmar International Ltd.	59,000	160,794

		1,748,144

Total Common Stocks (cost $473,222,344)		489,608,310

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 24.6%
United States – 24.6%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)(f)	$112,428	116,248,689
0.625%, 7/15/21 (TIPS)	5,727	5,976,676
1.875%, 7/15/15 (TIPS)	65,697	69,274,419

Total Inflation-Linked Securities (cost $190,942,489)		191,499,784

	Shares
INVESTMENT COMPANIES – 0.6%
Funds and Investment Trusts – 0.6%
CPN Retail Growth Leasehold Property Fund	131,150	62,385
iShares US Real Estate ETF(a)	38,220	2,612,337
Kennedy Wilson Europe Real Estate PLC(c)	85,850	1,525,296
UK Commercial Property Trust Ltd./Fund	302,950	401,278

Total Investment Companies (cost $4,336,491)		4,601,296

WARRANTS – 0.3%
Equity: Other – 0.3%
Diversified/Specialty – 0.3%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(c)	818,820	740,166
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(c)	764,631	1,894,506

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

Total Warrants (cost $1,670,991)			$2,634,672

OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 57.00(c)(g)		1,988	262,416
Expiration: Jan 2015, Exercise Price: $ 59.00(c)(g)		1,028	173,218

Total Options Purchased – Puts (premiums paid $1,186,764)			435,634

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 10.5%
U.S. Treasury Bills – 7.7%
U.S. Treasury Bill Zero Coupon, 4/24/14 (cost $59,890,290)	U.S.$	59,905	59,890,290

Time Deposit – 2.3%
State Street Time Deposit 0.01%, 3/03/14 (cost $18,022,161)		18,022	18,022,161

		Shares
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(h) (cost $3,791,793)		3,791,793	3,791,793

Total Short-Term Investments (cost $81,704,244)			81,704,244

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $753,063,323)			770,483,940

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AllianceBernstein Exchange Reserves – Class I, 0.07% (cost $14,234,175)		14,234,175	14,234,175

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

U.S. $ Value

Total Investments – 100.7% (cost $767,296,958)	$784,718,115
Other assets less liabilities – (0.7)%	(5,488,252)

Net Assets – 100.0%	$779,229,863

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Cocoa Futures	48	May 2014	$1,402,712	$1,419,360	$16,648
Cocoa Futures	65	September 2014	1,895,568	1,930,500	34,932
Coffee C Futures	29	May 2014	1,815,276	1,960,762	145,486
Copper London Metal Exchange Futures	33	March 2014	5,987,221	5,823,675	(163,546)
Live Cattle Futures	130	June 2014	6,756,935	6,978,400	221,465
Nickel London Metal Exchange Futures	55	March 2014	4,738,882	4,850,670	111,788
NY Harbor USLD Futures	30	March 2014	3,865,263	3,800,538	(64,725)
Platinum Futures	68	April 2014	4,662,938	4,919,120	256,182
Platinum Futures	40	July 2014	2,902,124	2,896,400	(5,724)
PRI Alum London Metal Exchange Futures	102	March 2014	4,223,019	4,383,833	160,814
Soybean Futures	44	November 2014	2,551,841	2,572,350	20,509
Soybean Meal Futures	89	May 2014	3,904,849	4,073,530	168,681
WTI Crude Futures	27	December 2014	2,468,167	2,569,590	101,423
WTI Crude Futures	27	June 2015	2,301,982	2,437,020	135,038
Zinc London Metal Exchange Futures	86	March 2014	4,416,735	4,482,750	66,015
Sold Contracts
Brent Crude Oil Futures	27	December 2014	2,813,075	2,846,880	(33,805)
Brent Crude Oil Futures	27	June 2015	2,711,684	2,779,110	(67,426)
Cattle Feeder Futures	50	May 2014	4,341,756	4,342,500	(744)
Coffee Robusta Futures	71	May 2014	1,360,294	1,450,530	(90,236)
Corn Futures	74	May 2014	1,686,055	1,714,950	(28,895)
Cotton No.2 Futures	29	May 2014	1,281,517	1,263,530	17,987
Gasoline Rbob Futures	7	March 2014	884,041	875,356	8,685
Gold 100 OZ Futures	39	April 2014	4,823,814	5,154,240	(330,426)
Lead London Metal Exchange Futures	27	April 2014	1,476,692	1,437,244	39,448
PRI Aluminum London Metal Exchange Futures	306	March 2014	13,541,717	13,151,498	390,219
Soybean Oil Futures	163	May 2014	3,973,130	4,087,062	(113,932)
Sugar 11 Futures (World)	140	May 2014	2,632,407	2,769,088	(136,681)
Wheat Futures (CBT)	43	May 2014	1,302,772	1,294,838	7,934

					$867,114

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	434,206	USD	4,348	3/18/14	$81,395
Barclays Bank PLC	JPY	4,079,267	USD	39,488	3/18/14	(598,155)
Barclays Bank PLC	NOK	11,550	USD	1,874	3/18/14	(49,387)
Barclays Bank PLC	USD	3,383	CHF	3,013	3/18/14	43,390
Barclays Bank PLC	USD	588	MYR	1,893	3/18/14	(10,800)
BNP Paribas SA	BRL	11,863	USD	5,084	3/06/14	24,610
BNP Paribas SA	USD	5,046	BRL	11,863	3/06/14	13,665
BNP Paribas SA	USD	2,557	AUD	2,831	3/18/14	(32,858)
BNP Paribas SA	USD	2,136	EUR	1,582	3/18/14	47,935
BNP Paribas SA	USD	3,319	JPY	336,786	3/18/14	(9,366)
BNP Paribas SA	BRL	5,134	USD	2,079	5/05/14	(77,195)
BNP Paribas SA	BRL	11,863	USD	4,932	6/03/14	(9,720)
Deutsche Bank AG London	USD	2,201	GBP	1,351	6/18/14	59,675
Goldman Sachs Bank USA	BRL	11,863	USD	4,901	3/06/14	(158,334)
Goldman Sachs Bank USA	USD	5,084	BRL	11,863	3/06/14	(24,610)
Goldman Sachs Bank USA	USD	5,621	CAD	5,909	3/18/14	(286,679)
Goldman Sachs Bank USA	USD	902	HKD	6,991	3/18/14	(977)
HSBC Bank USA	EUR	5,443	USD	7,469	3/18/14	(44,071)
HSBC Bank USA	USD	1,819	MXN	24,293	3/18/14	10,785
JPMorgan Chase Bank, NA	EUR	3,318	USD	4,470	3/18/14	(109,755)
Royal Bank of Scotland PLC	MXN	24,293	USD	1,878	3/18/14	48,098
Royal Bank of Scotland PLC	USD	3,157	CAD	3,366	3/18/14	(118,063)
Royal Bank of Scotland PLC	USD	387	ZAR	4,054	3/18/14	(11,490)
Standard Chartered Bank	CNY	14,380	USD	2,356	3/18/14	14,469
Standard Chartered Bank	USD	22,007	CNY	134,390	3/18/14	(122,244)
Standard Chartered Bank	USD	1,674	IDR	20,453,303	3/18/14	87,681
Standard Chartered Bank	USD	2,265	SGD	2,830	3/18/14	(32,828)
State Street Bank & Trust Co.	GBP	7	USD	11	3/18/14	(249)
State Street Bank & Trust Co.	USD	11	GBP	7	3/18/14	312
State Street Bank & Trust Co.	USD	84	SEK	551	3/18/14	1,760
State Street Bank & Trust Co.	USD	1,963	ZAR	20,538	3/18/14	(59,670)
UBS AG	USD	2,399	JPY	246,401	3/18/14	22,751

						$(1,299,925)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$ 6,040	3/30/22	2.263%	3 Month LIBOR	$24,380

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Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/31/16	1.930%	CPI	#	$(31,234)
Citibank, NA	1,500	3/27/18	2.450%	CPI	#	(53,848)
JPMorgan Chase Bank, NA	112,219	10/01/16	1.918%	CPI	#	(385,568)

						$(470,650)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	300,000	0.13%	$84,324	3/17/14	Credit Suisse International	$550,331
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	315,925	0.12%	88,801	3/17/14	Goldman Sachs International	579,836
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	300,000	0.13%	84,324	3/17/14	JPMorgan Chase Bank, NA	550,331

							$1,680,498

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate market value of these securities amounted to $799,310 or 0.1% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $18,697,386.

(g)	One contract relates to 100 shares.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
JPY	– Japanese Yen
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
CBT	– Chicago Board of Trade
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security
WTI	– West Texas Intermediate

See notes to financial statements.

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Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.0%
Financials – 10.6%
Capital Markets – 1.3%
3i Group PLC	28,436	$200,313
Aberdeen Asset Management PLC	28,935	188,783
Ameriprise Financial, Inc.	7,400	806,526
Bank of New York Mellon Corp. (The)	43,550	1,393,600
BlackRock, Inc. – Class A	4,840	1,475,426
Charles Schwab Corp. (The)	44,000	1,166,440
Credit Suisse Group AG(a)	45,635	1,432,867
Daiwa Securities Group, Inc.	50,000	452,484
Deutsche Bank AG (REG)	30,760	1,487,690
E*Trade Financial Corp.(a)	10,850	243,799
Franklin Resources, Inc.	15,300	814,725
Goldman Sachs Group, Inc. (The)	16,000	2,663,200
Hargreaves Lansdown PLC	6,440	150,547
ICAP PLC	16,576	121,617
Invesco Ltd.	16,800	576,240
Investec PLC	17,346	129,012
Julius Baer Group Ltd.(a)	6,753	316,021
Legg Mason, Inc.	4,000	183,840
Macquarie Group Ltd.	8,707	439,090
Mediobanca SpA(a)	15,567	154,855
Morgan Stanley	52,600	1,620,080
Nomura Holdings, Inc.	109,400	742,113
Northern Trust Corp.	8,500	525,725
Partners Group Holding AG	524	136,428
SBI Holdings, Inc./Japan	6,090	72,876
Schroders PLC	3,069	139,249
State Street Corp.	16,650	1,093,405
T. Rowe Price Group, Inc.	9,900	803,583
UBS AG (REG)(a)	109,978	2,352,755

		21,883,289

Commercial Banks – 4.2%
Aozora Bank Ltd.	32,000	93,247
Australia & New Zealand Banking Group Ltd.	82,789	2,380,218
Banca Monte dei Paschi di Siena SpA(a)(b)	176,636	44,716
Banco Bilbao Vizcaya Argentaria SA	174,580	2,156,849
Banco de Sabadell SA	102,401	337,243
Banco Espirito Santo SA(a)(b)	50,818	98,687
Banco Popular Espanol SA	37,874	271,599
Banco Santander SA	342,363	3,090,386
Bank Hapoalim BM	30,897	168,868
Bank Leumi Le-Israel BM(a)	36,522	140,522
Bank of East Asia Ltd.	37,400	154,838
Bank of Ireland(a)	622,276	330,903

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	9,000	$69,697
Bank of Queensland Ltd.	9,636	103,370
Bank of Yokohama Ltd. (The)	35,000	177,023
Bankia SA(a)	117,495	245,217
Barclays PLC	459,720	1,936,602
BB&T Corp.	26,700	1,009,260
Bendigo and Adelaide Bank Ltd.	12,285	122,264
BNP Paribas SA	29,997	2,450,225
BOC Hong Kong Holdings Ltd.	111,000	338,077
CaixaBank SA	51,570	324,731
Chiba Bank Ltd. (The)	22,000	133,584
Chugoku Bank Ltd. (The)	5,000	62,098
Comerica, Inc.	6,900	332,442
Commerzbank AG(a)	29,198	527,549
Commonwealth Bank of Australia	48,565	3,243,684
Credit Agricole SA(a)	31,301	495,569
Danske Bank A/S(a)	19,781	523,109
DBS Group Holdings Ltd.	52,000	678,347
DnB ASA	29,486	533,732
Erste Group Bank AG	7,778	275,331
Fifth Third Bancorp	33,450	725,698
Fukuoka Financial Group, Inc.	23,000	92,976
Gunma Bank Ltd. (The)	11,000	58,006
Hachijuni Bank Ltd. (The)	12,000	64,606
Hang Seng Bank Ltd.	23,100	375,027
Hiroshima Bank Ltd. (The)	15,000	57,234
Hokuhoku Financial Group, Inc.	34,000	64,007
HSBC Holdings PLC	561,979	5,931,132
Huntington Bancshares, Inc./OH	31,450	299,718
Intesa Sanpaolo SpA	348,588	1,078,161
Iyo Bank Ltd. (The)	8,000	72,595
Joyo Bank Ltd. (The)	20,000	95,618
KBC Groep NV	7,538	476,718
KeyCorp	34,000	447,780
Lloyds Banking Group PLC(a)	1,505,233	2,078,730
M&T Bank Corp.	4,950	577,120
Mitsubishi UFJ Financial Group, Inc.	384,000	2,225,147
Mizrahi Tefahot Bank Ltd.	3,782	46,911
Mizuho Financial Group, Inc.	692,500	1,424,333
National Australia Bank Ltd.	70,851	2,203,390
Natixis	27,930	200,585
Nishi-Nippon City Bank Ltd. (The)	20,000	47,548
Nordea Bank AB	91,520	1,308,955
Oversea-Chinese Banking Corp., Ltd.	77,000	581,073
PNC Financial Services Group, Inc. (The)	20,200	1,651,956
Raiffeisen Bank International AG	1,475	51,186
Regions Financial Corp.	52,300	556,472

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Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Resona Holdings, Inc.	56,000	$292,581
Royal Bank of Scotland Group PLC(a)	64,627	353,896
Seven Bank Ltd.	17,941	65,808
Shinsei Bank Ltd.	49,000	102,158
Shizuoka Bank Ltd. (The)	17,000	164,545
Skandinaviska Enskilda Banken AB – Class A	45,831	643,178
Societe Generale SA	21,658	1,437,143
Standard Chartered PLC	73,037	1,546,074
Sumitomo Mitsui Financial Group, Inc.	38,400	1,724,085
Sumitomo Mitsui Trust Holdings, Inc.	99,000	464,426
SunTrust Banks, Inc.	20,350	766,788
Suruga Bank Ltd.	5,152	90,995
Svenska Handelsbanken AB – Class A	15,051	785,414
Swedbank AB – Class A	27,324	770,094
UniCredit SpA	130,279	1,033,871
Unione di Banche Italiane SCPA	25,096	217,415
United Overseas Bank Ltd.	38,000	618,923
US Bancorp	69,350	2,853,059
Wells Fargo & Co.	182,050	8,450,761
Westpac Banking Corp.	93,644	2,810,441
Yamaguchi Financial Group, Inc.	6,000	52,456
Zions Bancorporation	7,000	218,400

		71,105,180

Consumer Finance – 0.4%
Acom Co., Ltd.(a)(b)	12,020	34,681
AEON Financial Service Co., Ltd.	2,000	49,146
American Express Co.	35,050	3,199,364
Capital One Financial Corp.	21,885	1,607,015
Credit Saison Co., Ltd.	4,800	105,678
Discover Financial Services	18,150	1,041,447
SLM Corp.	16,500	395,010

		6,432,341

Diversified Financial Services – 2.2%
ASX Ltd.	5,841	196,148
Bank of America Corp.	405,152	6,697,163
Berkshire Hathaway, Inc. – Class B(a)	68,350	7,913,563
Citigroup, Inc.	115,199	5,602,127
CME Group, Inc./IL – Class A	11,950	882,149
Deutsche Boerse AG	5,823	477,022
Eurazeo SA	978	76,545
Exor SpA	2,972	120,702
First Pacific Co., Ltd./Hong Kong(b)	71,400	70,829
Groupe Bruxelles Lambert SA	2,435	239,024
Hong Kong Exchanges and Clearing Ltd.	33,000	513,420
Industrivarden AB – Class C	3,718	71,813
ING Groep NV(a)	115,586	1,678,547

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IntercontinentalExchange Group, Inc.	4,395	$917,852
Investment AB Kinnevik – Class B	6,747	261,664
Investor AB – Class B	13,743	489,001
Japan Exchange Group, Inc.	7,400	176,559
JPMorgan Chase & Co.	142,750	8,111,055
Leucadia National Corp.	11,850	331,089
London Stock Exchange Group PLC	5,317	180,335
McGraw Hill Financial, Inc.	10,250	816,515
Mitsubishi UFJ Lease & Finance Co., Ltd.	17,540	89,864
Moody’s Corp.	7,250	572,750
NASDAQ OMX Group, Inc. (The)	4,350	166,997
ORIX Corp.	38,170	566,084
Pargesa Holding SA	816	70,098
Pohjola Bank PLC – Class A	4,181	96,853
Resolution Ltd.	41,892	264,714
Singapore Exchange Ltd.	25,000	135,808
Wendel SA	972	145,865

		37,932,155

Insurance – 2.3%
ACE Ltd.	12,900	1,262,523
Admiral Group PLC	5,785	138,884
Aegon NV	53,669	483,803
Aflac, Inc.	17,750	1,137,420
Ageas	6,684	305,761
AIA Group Ltd.	362,300	1,775,104
Allianz SE	13,757	2,453,362
Allstate Corp. (The)	17,250	935,985
American International Group, Inc.	55,940	2,784,134
AMP Ltd.	87,681	378,626
Aon PLC	11,500	984,400
Assicurazioni Generali SpA	35,230	791,029
Assurant, Inc.	2,750	180,483
Aviva PLC	88,192	701,174
AXA SA	54,061	1,408,144
Baloise Holding AG	1,434	184,662
Chubb Corp. (The)	9,550	835,434
Cincinnati Financial Corp.	5,550	260,184
CNP Assurances	5,109	110,024
Dai-ichi Life Insurance Co., Ltd. (The)	25,700	376,453
Delta Lloyd NV	5,709	162,627
Direct Line Insurance Group PLC	33,896	150,152
Genworth Financial, Inc. – Class A(a)	18,700	290,598
Gjensidige Forsikring ASA	6,034	126,325
Hannover Rueck SE	1,820	154,791
Hartford Financial Services Group, Inc. (The)	16,950	596,470
Insurance Australia Group Ltd.	61,844	300,292
Legal & General Group PLC	176,979	711,719

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Company	Shares	U.S. $ Value

Lincoln National Corp.	9,950	$498,793
Loews Corp.	11,600	504,368
Mapfre SA	32,476	134,128
Marsh & McLennan Cos., Inc.	20,800	1,001,728
MetLife, Inc.	42,600	2,158,542
MS&AD Insurance Group Holdings	15,300	363,547
Muenchener Rueckversicherungs AG	5,411	1,183,068
NKSJ Holdings, Inc.	10,000	253,364
Old Mutual PLC	146,138	481,680
Principal Financial Group, Inc.	10,350	469,372
Progressive Corp. (The)	20,900	511,841
Prudential Financial, Inc.	17,650	1,492,837
Prudential PLC	77,216	1,748,382
QBE Insurance Group Ltd.	36,785	422,870
RSA Insurance Group PLC	107,257	174,668
Sampo – Class A	12,645	639,848
SCOR SE	4,628	161,814
Sony Financial Holdings, Inc.	5,243	84,825
Standard Life PLC	71,148	464,257
Suncorp Group Ltd.	38,818	422,084
Swiss Life Holding AG(a)	968	240,774
Swiss Re AG(a)	10,626	991,816
T&D Holdings, Inc.	17,450	214,579
Tokio Marine Holdings, Inc.	20,900	620,908
Torchmark Corp.	3,450	267,410
Travelers Cos., Inc. (The)	13,800	1,156,992
Tryg A/S	740	71,423
UnipolSai SpA(a)	27,286	93,148
Unum Group	9,900	344,322
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,159	59,326
XL Group PLC	10,700	325,280
Zurich Insurance Group AG(a)	4,494	1,375,216

		38,913,773

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	15,020	1,223,679
Plum Creek Timber Co., Inc.	6,700	290,043
Weyerhaeuser Co.	22,100	652,171

		2,165,893

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(a)	10,540	294,593
Daito Trust Construction Co., Ltd.	2,200	205,039
Daiwa House Industry Co., Ltd.	18,000	327,614
IMMOFINANZ AG(a)	27,863	140,995
Tokyu Fudosan Holdings Corp.(a)	15,832	125,062

		1,093,303

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	18,000	$171,000
People’s United Financial, Inc.	12,050	170,749

		341,749

		179,867,683

Information Technology – 8.1%
Communications Equipment – 0.8%
Alcatel-Lucent(a)	83,882	362,980
Cisco Systems, Inc.	203,090	4,427,362
F5 Networks, Inc.(a)	2,940	330,280
Harris Corp.	4,040	298,233
Juniper Networks, Inc.(a)	19,180	512,873
Motorola Solutions, Inc.	8,740	578,588
Nokia Oyj(a)	112,363	855,272
QUALCOMM, Inc.	64,160	4,830,606
Telefonaktiebolaget LM Ericsson – Class B	91,820	1,186,941

		13,383,135

Computers & Peripherals – 1.5%
Apple, Inc.	34,183	17,988,462
EMC Corp./MA	78,140	2,060,552
Hewlett-Packard Co.	72,980	2,180,642
NEC Corp.	74,000	250,221
NetApp, Inc.	12,950	523,310
SanDisk Corp.	8,570	636,751
Seagate Technology PLC	12,400	647,156
Western Digital Corp.	7,980	694,180

		24,981,274

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	6,010	529,000
Citizen Holdings Co., Ltd.	7,900	64,979
Corning, Inc.	54,930	1,058,501
FLIR Systems, Inc.	5,360	182,990
Fujifilm Holdings Corp.	14,000	403,753
Hamamatsu Photonics KK	2,200	89,465
Hexagon AB – Class B	7,137	252,783
Hirose Electric Co., Ltd.	900	128,591
Hitachi High-Technologies Corp.	1,900	46,011
Hitachi Ltd.	145,000	1,148,255
Hoya Corp.	13,100	389,368
Ibiden Co., Ltd.	3,400	66,689
Jabil Circuit, Inc.	6,990	129,385
Keyence Corp.	1,400	602,876
Kyocera Corp.	9,800	443,929
Murata Manufacturing Co., Ltd.	6,200	591,915
Nippon Electric Glass Co., Ltd.(b)	11,000	49,937

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Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Omron Corp.	6,200	$261,497
Shimadzu Corp.	7,000	58,129
TDK Corp.	3,700	160,293
TE Connectivity Ltd.	15,600	913,848
Yaskawa Electric Corp.	6,000	89,602
Yokogawa Electric Corp.	6,500	101,684

		7,763,480

Internet Software & Services – 1.3%
Akamai Technologies, Inc.(a)	6,810	416,295
Dena Co., Ltd.(b)	3,181	68,963
eBay, Inc.(a)	44,280	2,602,336
Facebook, Inc. – Class A(a)	62,475	4,277,039
Google, Inc. – Class A(a)	10,669	12,969,770
Kakaku.com, Inc.	4,441	74,162
United Internet AG	3,220	149,530
VeriSign, Inc.(a)	4,890	269,488
Yahoo Japan Corp.	43,325	274,699
Yahoo!, Inc.(a)	35,800	1,384,386

		22,486,668

IT Services – 1.5%
Accenture PLC – Class A	24,170	2,014,569
Alliance Data Systems Corp.(a)	1,860	530,305
Amadeus IT Holding SA – Class A	11,479	504,100
AtoS	1,746	169,301
Automatic Data Processing, Inc.	18,300	1,423,374
Cap Gemini SA	4,316	337,230
Cognizant Technology Solutions Corp. – Class A(a)	11,510	1,197,731
Computer Sciences Corp.	5,580	352,656
Computershare Ltd.	14,264	151,540
Fidelity National Information Services, Inc.	11,040	613,934
Fiserv, Inc.(a)	9,800	568,890
Fujitsu Ltd.(a)	56,000	350,158
International Business Machines Corp.	38,770	7,179,041
Itochu Techno-Solutions Corp.	800	37,133
MasterCard, Inc. – Class A	39,350	3,058,282
Nomura Research Institute Ltd.	3,100	101,416
NTT Data Corp.	3,804	157,934
Otsuka Corp.(b)	500	64,280
Paychex, Inc.	12,320	514,483
Teradata Corp.(a)	6,220	285,622
Total System Services, Inc.	6,330	192,812
Visa, Inc. – Class A	19,370	4,376,458
Western Union Co. (The) – Class W	20,970	350,828
Xerox Corp.	43,910	482,571

		25,014,648

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – 0.1%
Brother Industries Ltd.	7,100	$101,881
Canon, Inc.	34,200	1,067,066
Konica Minolta, Inc.	14,500	147,935
Ricoh Co., Ltd.	20,000	251,928

		1,568,810

Semiconductors & Semiconductor Equipment – 0.9%
Advantest Corp.	4,500	49,028
Altera Corp.	12,150	441,166
Analog Devices, Inc.	11,800	599,676
Applied Materials, Inc.	45,650	865,524
ARM Holdings PLC	42,167	706,845
ASM Pacific Technology Ltd.	7,200	65,325
ASML Holding NV	10,783	930,631
Broadcom Corp. – Class A	20,450	607,774
Infineon Technologies AG	32,611	369,163
Intel Corp.	188,800	4,674,688
KLA-Tencor Corp.	6,300	410,445
Lam Research Corp.(a)	6,138	317,519
Linear Technology Corp.	8,850	414,534
LSI Corp.	20,650	229,008
Microchip Technology, Inc.	7,500	341,625
Micron Technology, Inc.(a)	39,950	966,390
NVIDIA Corp.	21,900	402,522
Rohm Co., Ltd.	2,900	150,743
STMicroelectronics NV	19,205	174,189
Sumco Corp.	3,500	26,951
Texas Instruments, Inc.	41,600	1,870,336
Tokyo Electron Ltd.	5,200	298,022
Xilinx, Inc.	10,150	529,830

		15,441,934

Software – 1.5%
Adobe Systems, Inc.(a)	17,670	1,212,339
Autodesk, Inc.(a)	8,580	450,107
CA, Inc.	12,320	412,720
Citrix Systems, Inc.(a)	7,070	424,553
Dassault Systemes	1,901	218,523
Electronic Arts, Inc.(a)	11,700	334,503
Gemalto NV(b)	2,390	267,830
GungHo Online Entertainment, Inc.(b)	10,500	64,997
Intuit, Inc.	10,810	844,801
Konami Corp.	3,100	78,072
Microsoft Corp.	288,570	11,055,117
Nexon Co., Ltd.	3,295	28,037
NICE Systems Ltd.	1,741	71,801
Nintendo Co., Ltd.	3,200	395,517

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oracle Corp.	133,280	$5,212,581
Oracle Corp. Japan	1,200	50,072
Red Hat, Inc.(a)	7,220	425,908
Sage Group PLC (The)	32,587	235,318
Salesforce.com, Inc.(a)	21,090	1,315,383
SAP AG	27,800	2,236,013
Symantec Corp.	26,420	567,502
Trend Micro, Inc./Japan	3,200	107,659

		26,009,353

		136,649,302

Health Care – 7.6%
Biotechnology – 1.1%
Actelion Ltd. (REG)(a)	3,081	326,460
Alexion Pharmaceuticals, Inc.(a)	7,440	1,315,392
Amgen, Inc.	28,700	3,559,374
Biogen Idec, Inc.(a)	9,000	3,066,120
Celgene Corp.(a)	15,650	2,515,738
CSL Ltd.	14,677	947,826
Gilead Sciences, Inc.(a)	58,250	4,822,517
Grifols SA	4,500	256,427
Novozymes A/S – Class B(b)	6,821	317,023
Regeneron Pharmaceuticals, Inc.(a)	3,000	997,500
Vertex Pharmaceuticals, Inc.(a)	8,855	716,015

		18,840,392

Health Care Equipment & Supplies – 0.9%
Abbott Laboratories	58,700	2,335,086
Baxter International, Inc.	20,650	1,435,175
Becton Dickinson and Co.	7,350	846,867
Boston Scientific Corp.(a)	50,700	664,170
CareFusion Corp.(a)	8,000	324,240
Cochlear Ltd.	1,721	88,157
Coloplast A/S – Class B	3,352	282,200
Covidien PLC	17,450	1,255,528
CR Bard, Inc.	2,950	425,272
DENTSPLY International, Inc.	5,400	245,052
Edwards Lifesciences Corp.(a)	4,150	289,504
Elekta AB – Class B	11,120	147,853
Essilor International SA	6,168	642,491
Getinge AB – Class B	6,039	217,353
Intuitive Surgical, Inc.(a)	1,480	658,349
Medtronic, Inc.	37,950	2,248,917
Olympus Corp.(a)	7,300	253,637
Smith & Nephew PLC	26,916	428,403
Sonova Holding AG(a)	1,544	217,972
St. Jude Medical, Inc.	11,050	743,886

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Stryker Corp.	11,200	$898,688
Sysmex Corp.	2,200	131,808
Terumo Corp.	4,600	196,929
Varian Medical Systems, Inc.(a)	4,000	335,320
William Demant Holding A/S(a)(b)	770	69,293
Zimmer Holdings, Inc.	6,500	609,960

		15,992,110

Health Care Providers & Services – 0.9%
Aetna, Inc.	14,009	1,018,594
Alfresa Holdings Corp.	1,300	76,218
AmerisourceBergen Corp. – Class A	8,700	590,295
Cardinal Health, Inc.	12,950	926,314
Celesio AG	2,530	89,109
CIGNA Corp.	10,500	835,695
DaVita HealthCare Partners, Inc.(a)	6,700	460,491
Express Scripts Holding Co.(a)	30,633	2,306,971
Fresenius Medical Care AG & Co. KGaA	6,496	445,686
Fresenius SE & Co. KGaA	3,806	590,623
Humana, Inc.	5,900	663,514
Laboratory Corp. of America Holdings(a)	3,300	308,682
McKesson Corp.	8,800	1,558,040
Medipal Holdings Corp.	4,100	63,380
Miraca Holdings, Inc.	1,700	77,560
Patterson Cos., Inc.	3,150	129,654
Quest Diagnostics, Inc.	5,500	291,500
Ramsay Health Care Ltd.	3,963	171,286
Ryman Healthcare Ltd.	11,244	74,448
Sonic Healthcare Ltd.	11,373	177,053
Suzuken Co., Ltd./Aichi Japan	2,200	83,607
Tenet Healthcare Corp.(a)	3,750	165,450
UnitedHealth Group, Inc.	38,250	2,955,577
WellPoint, Inc.	11,200	1,014,608

		15,074,355

Health Care Technology – 0.1%
Cerner Corp.(a)	11,200	687,344
M3, Inc.	22	73,315

		760,659

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	12,550	714,472
Lonza Group AG(a)	1,597	168,535
PerkinElmer, Inc.	4,250	192,610
QIAGEN NV(a)	7,138	160,545
Thermo Fisher Scientific, Inc.	15,100	1,880,554
Waters Corp.(a)	3,250	362,050

		3,478,766

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.4%
AbbVie, Inc.	60,400	$3,074,964
Actavis PLC(a)	6,692	1,477,728
Allergan, Inc./United States	11,350	1,441,450
Astellas Pharma, Inc.	13,100	851,510
AstraZeneca PLC	37,778	2,568,044
Bayer AG	24,951	3,538,062
Bristol-Myers Squibb Co.	62,550	3,363,314
Chugai Pharmaceutical Co., Ltd.	6,800	174,264
Daiichi Sankyo Co., Ltd.	20,300	350,830
Dainippon Sumitomo Pharma Co., Ltd.	4,800	89,107
Eisai Co., Ltd.	7,600	297,379
Eli Lilly & Co.	37,700	2,247,297
Forest Laboratories, Inc.(a)	9,000	878,130
GlaxoSmithKline PLC	147,603	4,134,305
Hisamitsu Pharmaceutical Co., Inc.	1,900	89,047
Hospira, Inc.(a)	6,250	270,500
Johnson & Johnson	107,200	9,875,264
Kyowa Hakko Kirin Co., Ltd.	7,000	75,258
Merck & Co., Inc.	111,000	6,325,890
Merck KGaA	1,950	342,235
Mitsubishi Tanabe Pharma Corp.	7,000	103,205
Mylan, Inc./PA(a)	14,500	805,765
Novartis AG	69,309	5,768,594
Novo Nordisk A/S – Class B	60,085	2,859,386
Ono Pharmaceutical Co., Ltd.	2,500	247,854
Orion Oyj – Class B	2,986	98,202
Otsuka Holdings Co., Ltd.	10,940	336,613
Perrigo Co. PLC	5,039	828,613
Pfizer, Inc.	246,157	7,904,101
Roche Holding AG	21,169	6,517,935
Sanofi	35,979	3,742,170
Santen Pharmaceutical Co., Ltd.	2,300	107,831
Shionogi & Co., Ltd.	9,000	195,546
Shire PLC	16,716	924,648
Taisho Pharmaceutical Holdings Co., Ltd.	952	72,451
Takeda Pharmaceutical Co., Ltd.	23,800	1,143,754
Teva Pharmaceutical Industries Ltd.	25,634	1,280,330
Tsumura & Co.	1,800	48,010
UCB SA	3,321	265,649
Zoetis, Inc.	18,914	586,712

		75,301,947

		129,448,229

Consumer Discretionary – 7.4%
Auto Components – 0.5%
Aisin Seiki Co., Ltd.	5,800	201,970
BorgWarner, Inc.	8,600	528,470

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bridgestone Corp.	19,600	$708,872
Cie Generale des Etablissements Michelin—Class B	5,640	685,601
Continental AG	3,315	805,726
Delphi Automotive PLC	10,621	707,040
Denso Corp.	14,700	788,674
GKN PLC	49,375	334,857
Goodyear Tire & Rubber Co. (The)	9,350	251,234
Johnson Controls, Inc.	26,050	1,286,870
Koito Manufacturing Co., Ltd.	3,000	56,844
NGK Spark Plug Co., Ltd.	6,000	135,491
NHK Spring Co., Ltd.	5,000	52,172
NOK Corp.	2,900	47,631
Nokian Renkaat Oyj	3,401	152,421
Pirelli & C. SpA	7,177	124,799
Stanley Electric Co., Ltd.	4,300	98,931
Sumitomo Rubber Industries Ltd.(b)	5,200	70,232
Toyoda Gosei Co., Ltd.	2,000	42,353
Toyota Boshoku Corp.	2,000	21,301
Toyota Industries Corp.	4,900	227,062
Valeo SA	2,275	318,233
Yokohama Rubber Co., Ltd. (The)	6,000	58,640

		7,705,424

Automobiles – 1.2%
Bayerische Motoren Werke AG	9,990	1,159,114
Bayerische Motoren Werke AG (Preference Shares)	1,629	142,818
Daihatsu Motor Co., Ltd.	6,000	96,659
Daimler AG	29,025	2,700,107
Fiat SpA(a)	26,408	275,730
Ford Motor Co.	149,750	2,304,653
Fuji Heavy Industries Ltd.	18,000	488,602
General Motors Co.(a)	49,465	1,790,633
Harley-Davidson, Inc.	8,400	554,904
Honda Motor Co., Ltd.	49,200	1,770,859
Isuzu Motors Ltd.	35,000	213,998
Mazda Motor Corp.(a)	81,000	391,231
Mitsubishi Motors Corp.(a)	13,300	147,620
Nissan Motor Co., Ltd.	74,900	668,530
Porsche Automobil Holding SE (Preference Shares)	4,620	485,256
Renault SA	5,792	573,262
Suzuki Motor Corp.	11,000	295,953
Toyota Motor Corp.	83,200	4,788,416
Volkswagen AG	891	227,043
Volkswagen AG (Preference Shares)	4,364	1,134,383
Yamaha Motor Co., Ltd.	8,400	122,002

		20,331,773

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	5,890	$518,850
Jardine Cycle & Carriage Ltd.	3,000	92,976

		611,826

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	2,200	82,862
Graham Holdings Co. – Class B	200	143,740
Gree, Inc.(b)	3,190	35,401
H&R Block, Inc.	10,350	327,474

		589,477

Hotels, Restaurants & Leisure – 0.9%
Accor SA	4,798	244,622
Carnival Corp.	16,600	658,356
Carnival PLC	5,538	227,743
Chipotle Mexican Grill, Inc. – Class A(a)	1,200	678,252
Compass Group PLC	54,484	861,182
Crown Resorts Ltd.	12,087	186,943
Darden Restaurants, Inc.	4,950	252,747
Echo Entertainment Group Ltd.	21,554	51,421
Flight Centre Travel Group Ltd.	1,667	77,481
Galaxy Entertainment Group Ltd.(a)	63,400	638,155
Genting Singapore PLC(b)	184,000	195,306
International Game Technology	9,400	141,846
Marriott International, Inc./DE – Class A	8,500	460,955
McDonald’s Corp.	37,850	3,601,427
McDonald’s Holdings Co. Japan Ltd.(b)	2,000	53,454
MGM China Holdings Ltd.	28,600	122,439
Oriental Land Co., Ltd./Japan	1,600	240,373
Sands China Ltd.	72,200	606,745
Shangri-La Asia Ltd.	46,000	76,871
SJM Holdings Ltd.	58,500	188,966
Sodexo	2,841	302,614
Starbucks Corp.	28,600	2,029,456
Starwood Hotels & Resorts Worldwide, Inc.	7,250	597,835
TABCORP Holdings Ltd.	20,931	66,378
Tatts Group Ltd.(b)	40,615	106,083
TUI Travel PLC	12,695	94,996
Whitbread PLC	5,502	412,924
William Hill PLC	25,262	167,939
Wyndham Worldwide Corp.	4,950	360,756
Wynn Macau Ltd.	45,500	219,048
Wynn Resorts Ltd.	3,100	751,719
Yum! Brands, Inc.	16,900	1,251,952

		15,926,984

Household Durables – 0.3%
Casio Computer Co., Ltd.	6,700	75,940
DR Horton, Inc.	10,750	264,020

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrolux AB – Class B	7,258	$171,866
Garmin Ltd.(b)	4,630	248,446
Harman International Industries, Inc.	2,550	267,061
Husqvarna AB – Class B	11,342	76,597
Iida Group Holdings Co., Ltd.(a)	3,989	60,675
Leggett & Platt, Inc.	5,350	171,468
Lennar Corp. – Class A	6,700	293,996
Mohawk Industries, Inc.(a)	2,300	325,519
Newell Rubbermaid, Inc.	10,850	348,393
Panasonic Corp.	66,500	832,937
PulteGroup, Inc.	13,050	273,919
Rinnai Corp.	1,100	92,589
Sekisui House Ltd.	16,000	201,051
Sharp Corp./Japan(a)	43,000	139,751
Sony Corp.	30,500	533,359
Whirlpool Corp.	3,000	433,890

		4,811,477

Internet & Catalog Retail – 0.6%
Amazon.com, Inc.(a)	14,120	5,112,852
ASOS PLC(a)	1,650	192,306
Expedia, Inc.	3,940	309,408
NetFlix, Inc.(a)	2,260	1,007,124
priceline.com, Inc.(a)	1,960	2,643,726
Rakuten, Inc.	21,913	315,015
TripAdvisor, Inc.(a)	4,200	421,008

		10,001,439

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	4,350	239,946
Mattel, Inc.	12,800	477,568
Namco Bandai Holdings, Inc.	5,400	121,109
Nikon Corp.	10,300	189,082
Sankyo Co., Ltd.	1,700	70,691
Sega Sammy Holdings, Inc.	5,600	131,305
Shimano, Inc.	2,400	217,534
Yamaha Corp.	4,800	65,906

		1,513,141

Media – 1.7%
Axel Springer SE	1,194	84,244
British Sky Broadcasting Group PLC	31,275	492,293
Cablevision Systems Corp. – Class A	8,100	142,560
CBS Corp. – Class B	21,250	1,425,450
Comcast Corp. – Class A	99,000	5,117,310
Dentsu, Inc.	6,600	248,898
DIRECTV(a)	18,600	1,443,360
Discovery Communications, Inc. – Class A(a)	8,550	712,386
Eutelsat Communications SA	4,311	140,479

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gannett Co., Inc.	8,600	$255,850
Hakuhodo DY Holdings, Inc.	7,020	52,557
Interpublic Group of Cos., Inc. (The)	15,750	279,090
ITV PLC	111,000	375,141
JCDecaux SA	2,088	92,087
Kabel Deutschland Holding AG	667	94,782
Lagardere SCA	3,344	134,113
News Corp. – Class A(a)	18,875	345,979
Omnicom Group, Inc.	9,750	737,880
Pearson PLC	24,665	417,699
ProSiebenSat.1 Media AG	5,604	266,758
Publicis Groupe SA	5,454	517,613
REA Group Ltd.(b)	1,588	70,302
Reed Elsevier NV	20,893	457,240
Reed Elsevier PLC	35,474	543,862
RTL Group SA	1,166	150,562
Scripps Networks Interactive, Inc. – Class A	4,150	337,146
SES SA	9,155	318,843
Singapore Press Holdings Ltd.(b)	48,000	157,295
Sky Deutschland AG(a)	13,215	138,144
Telenet Group Holding NV	1,546	98,674
Time Warner Cable, Inc. – Class A	10,700	1,501,745
Time Warner, Inc.	34,400	2,309,272
Toho Co., Ltd./Tokyo	3,400	65,953
Twenty-First Century Fox, Inc. – Class A	74,500	2,498,730
Viacom, Inc. – Class B	15,400	1,351,042
Walt Disney Co. (The)	62,088	5,017,331
Wolters Kluwer NV	9,109	262,432
WPP PLC	40,227	881,064

		29,536,166

Multiline Retail – 0.4%
Dollar General Corp.(a)	11,180	669,682
Dollar Tree, Inc.(a)	7,920	433,778
Don Quijote Holdings Co., Ltd.	1,700	92,598
Family Dollar Stores, Inc.	3,660	239,730
Harvey Norman Holdings Ltd.(b)	14,346	41,218
Isetan Mitsukoshi Holdings Ltd.	10,700	121,188
J Front Retailing Co., Ltd.(b)	14,000	88,982
Kohl’s Corp.	7,660	430,415
Macy’s, Inc.	14,010	810,619
Marks & Spencer Group PLC	48,738	410,273
Marui Group Co., Ltd.	6,700	55,343
Next PLC	4,741	534,452
Nordstrom, Inc.	5,420	333,222
Takashimaya Co., Ltd.	7,392	64,371
Target Corp.	24,020	1,502,211

		5,828,082

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.0%
ABC-Mart, Inc.	800	$31,759
AutoNation, Inc.(a)	2,430	127,915
AutoZone, Inc.(a)	1,310	705,356
Bed Bath & Beyond, Inc.(a)	8,150	552,733
Best Buy Co., Inc.	10,340	275,354
CarMax, Inc.(a)	8,470	410,202
Fast Retailing Co., Ltd.	1,600	553,905
GameStop Corp. – Class A	4,410	164,537
Gap, Inc. (The)	10,040	439,250
Hennes & Mauritz AB – Class B	28,646	1,289,944
Home Depot, Inc. (The)	53,490	4,387,785
Inditex SA	6,583	945,282
Kingfisher PLC	70,786	466,577
L Brands, Inc.	9,250	521,053
Lowe’s Cos., Inc.	39,740	1,988,192
Nitori Holdings Co., Ltd.	2,100	95,126
O’Reilly Automotive, Inc.(a)	4,080	615,468
PetSmart, Inc.	3,920	262,875
Ross Stores, Inc.	8,210	597,688
Sanrio Co., Ltd.(b)	1,400	53,586
Shimamura Co., Ltd.	700	63,406
Staples, Inc.	25,040	340,294
Tiffany & Co.	4,170	388,853
TJX Cos., Inc. (The)	27,020	1,660,649
Tractor Supply Co.	5,323	375,591
Urban Outfitters, Inc.(a)	4,130	154,627
USS Co., Ltd.	6,610	89,327
Yamada Denki Co., Ltd.	27,660	91,847

		17,649,181

Textiles, Apparel & Luxury Goods – 0.7%
Adidas AG	6,313	734,017
Asics Corp.	5,000	97,928
Burberry Group PLC	13,344	343,811
Christian Dior SA	1,643	323,540
Cie Financiere Richemont SA	15,750	1,564,688
Coach, Inc.	10,600	517,386
Fossil Group, Inc.(a)	1,879	215,916
Hugo Boss AG	956	127,176
Kering	2,280	465,905
Li & Fung Ltd.	176,000	230,387
Luxottica Group SpA	5,027	279,107
LVMH Moet Hennessy Louis Vuitton SA	7,651	1,414,755
Michael Kors Holdings Ltd.(a)	6,810	667,584
NIKE, Inc. – Class B	28,350	2,219,805
PVH Corp.	3,111	393,324
Ralph Lauren Corp.	2,250	362,430

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Swatch Group AG (The)	931	$620,009
Swatch Group AG (The) (REG)	1,310	153,739
VF Corp.	13,400	785,106
Yue Yuen Industrial Holdings Ltd.	22,000	67,141

		11,583,754

		126,088,724

Industrials – 7.4%
Aerospace & Defense – 1.3%
Airbus Group NV	17,792	1,307,308
BAE Systems PLC	96,992	665,774
Boeing Co. (The)	26,250	3,384,150
Cobham PLC	31,371	156,610
Finmeccanica SpA(a)	12,210	119,823
General Dynamics Corp.	12,700	1,391,158
Honeywell International, Inc.	29,850	2,819,034
L-3 Communications Holdings, Inc.	3,350	386,590
Lockheed Martin Corp.	10,300	1,671,690
Meggitt PLC	23,803	200,516
Northrop Grumman Corp.	8,500	1,028,755
Precision Castparts Corp.	5,550	1,431,234
Raytheon Co.	12,200	1,194,502
Rockwell Collins, Inc.	5,100	420,954
Rolls-Royce Holdings PLC(a)	56,729	948,037
Safran SA	8,168	574,160
Singapore Technologies Engineering Ltd.(b)	46,000	137,993
Textron, Inc.	10,650	422,805
Thales SA	2,744	182,195
United Technologies Corp.	32,100	3,756,342
Zodiac Aerospace	5,145	181,260

		22,380,890

Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.	5,750	298,195
Deutsche Post AG	27,359	1,025,779
Expeditors International of Washington, Inc.	7,750	306,203
FedEx Corp.	11,300	1,506,629
Kuehne & Nagel International AG	1,630	232,669
TNT Express NV	10,713	104,066
Toll Holdings Ltd.	19,628	93,385
United Parcel Service, Inc. – Class B	27,200	2,604,944
Yamato Holdings Co., Ltd.	11,100	230,447

		6,402,317

Airlines – 0.2%
ANA Holdings, Inc.(b)	34,000	75,930
Cathay Pacific Airways Ltd.	35,000	71,154
Delta Air Lines, Inc.	32,433	1,077,100
Deutsche Lufthansa AG (REG)(a)	6,939	179,460

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

easyJet PLC	4,785	$137,615
International Consolidated Airlines Group SA(a)	27,989	204,114
Japan Airlines Co., Ltd.	1,806	89,928
Qantas Airways Ltd.(a)	28,514	29,801
Ryanair Holdings PLC (Sponsored ADR)(a)	820	46,543
Singapore Airlines Ltd.	16,000	128,562
Southwest Airlines Co.	26,400	592,416

		2,632,623

Building Products – 0.2%
Allegion PLC(a)	3,350	182,072
Asahi Glass Co., Ltd.	30,000	165,196
Assa Abloy AB – Class B	10,081	512,577
Cie de St-Gobain	12,577	754,203
Daikin Industries Ltd.	7,100	409,080
Geberit AG	1,139	357,948
LIXIL Group Corp.	8,000	234,537
Masco Corp.	13,500	315,225
TOTO Ltd.	9,000	127,715

		3,058,553

Commercial Services & Supplies – 0.3%
ADT Corp. (The)	6,950	213,434
Aggreko PLC	8,116	211,855
Babcock International Group PLC	10,924	268,940
Brambles Ltd.	46,985	394,107
Cintas Corp.	3,800	230,508
Dai Nippon Printing Co., Ltd.	17,000	171,266
Edenred	6,126	196,536
G4S PLC	45,624	181,426
Iron Mountain, Inc.	6,414	174,461
Park24 Co., Ltd.	3,000	60,653
Pitney Bowes, Inc.	7,650	194,692
Republic Services, Inc. – Class A	10,200	347,922
Secom Co., Ltd.	6,400	362,325
Securitas AB – Class B	9,447	103,975
Serco Group PLC	14,544	112,153
Societe BIC SA	909	116,443
Stericycle, Inc.(a)	3,250	370,500
Toppan Printing Co., Ltd.	17,000	126,622
Tyco International Ltd.	17,700	746,586
Waste Management, Inc.	16,600	688,900

		5,273,304

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	4,348	155,967
Bouygues SA(b)	5,770	232,240

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Chiyoda Corp.	5,000	$76,106
Ferrovial SA	12,172	256,490
Fluor Corp.	6,200	481,678
Hochtief AG	930	86,396
Jacobs Engineering Group, Inc.(a)	5,000	303,250
JGC Corp.	7,000	259,631
Kajima Corp.	25,000	88,311
Kinden Corp.	4,000	41,627
Koninklijke Boskalis Westminster NV	2,396	119,739
Leighton Holdings Ltd.(b)	5,087	82,350
Obayashi Corp.	19,000	116,733
OCI(a)	2,738	133,937
Quanta Services, Inc.(a)	8,150	286,962
Shimizu Corp.	17,000	92,038
Skanska AB – Class B	11,464	248,548
Taisei Corp.	29,000	129,560
Vinci SA	14,438	1,076,722

		4,268,285

Electrical Equipment – 0.6%
ABB Ltd. (REG)(a)	66,347	1,693,316
Alstom SA	6,507	175,091
AMETEK, Inc.	9,339	497,208
Eaton Corp. PLC	18,009	1,345,452
Emerson Electric Co.	26,700	1,742,442
First Solar, Inc.(a)	2,650	151,236
Fuji Electric Co., Ltd.	16,000	73,553
Legrand SA	7,981	493,456
Mabuchi Motor Co., Ltd.	800	53,614
Mitsubishi Electric Corp.	58,000	690,272
Nidec Corp.	3,100	381,201
Osram Licht AG(a)	2,527	171,533
Prysmian SpA	6,151	158,892
Rockwell Automation, Inc.	5,250	644,910
Roper Industries, Inc.	3,750	508,575
Schneider Electric SA (Paris)	16,040	1,427,356
Schneider Electric SA (London)	510	45,337
Sumitomo Electric Industries Ltd.	22,700	348,444

		10,601,888

Industrial Conglomerates – 1.3%
3M Co.	24,350	3,280,675
Danaher Corp.	22,750	1,740,148
General Electric Co.	384,250	9,786,847
Hopewell Holdings Ltd.	17,000	57,575
Hutchison Whampoa Ltd.	64,000	864,527
Keppel Corp., Ltd.	43,000	355,563
Koninklijke Philips NV	29,396	1,026,628
NWS Holdings Ltd.	44,000	69,028

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SembCorp Industries Ltd.	29,000	$123,900
Siemens AG	23,923	3,189,593
Smiths Group PLC	11,879	272,006
Toshiba Corp.	121,000	525,164

		21,291,654

Industrial Warehouse Distribution – 0.3%
Ascendas Real Estate Investment Trust	212,150	361,792
DCT Industrial Trust, Inc.	24,260	192,139
EastGroup Properties, Inc.	2,330	144,553
First Industrial Realty Trust, Inc.	8,400	161,616
Global Logistic Properties Ltd.	323,115	722,547
GLP J-Reit	125	131,958
Hansteen Holdings PLC	48,963	91,994
Industrial & Infrastructure Fund Investment Corp.(b)	11	94,316
Japan Logistics Fund, Inc.	60	134,485
Mapletree Industrial Trust	88,762	94,613
Mapletree Logistics Trust	109,755	89,728
Nippon Prologis REIT, Inc.	145	311,247
ProLogis, Inc.	57,175	2,355,039
Pure Industrial Real Estate Trust	11,550	49,755
Segro PLC	78,301	467,935
STAG Industrial, Inc.	3,350	78,088
Warehouses De Pauw SCA	840	63,664

		5,545,469

Machinery – 1.3%
Alfa Laval AB	9,492	257,207
Amada Co., Ltd.	10,000	83,596
Andritz AG	2,197	137,793
Atlas Copco AB – Class A	20,261	568,035
Atlas Copco AB – Class B	11,774	312,115
Caterpillar, Inc.	24,150	2,341,826
CNH Industrial NV(a)	28,447	312,598
Cummins, Inc.	6,600	963,072
Deere & Co.	14,600	1,254,578
Dover Corp.	6,450	608,235
FANUC Corp.	5,800	1,009,686
Flowserve Corp.	5,300	430,413
GEA Group AG	5,518	267,035
Hino Motors Ltd.	8,000	118,723
Hitachi Construction Machinery Co., Ltd.	3,300	64,314
IHI Corp.	39,000	179,071
Illinois Tool Works, Inc.	15,500	1,278,750
IMI PLC	8,394	214,155
Ingersoll-Rand PLC	10,150	620,571
Japan Steel Works Ltd. (The)	9,000	44,165
Joy Global, Inc.	4,000	220,000

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

JTEKT Corp.	6,200	$103,773
Kawasaki Heavy Industries Ltd.	42,000	172,381
Komatsu Ltd.	28,200	596,280
Kone Oyj – Class B	9,402	382,372
Kubota Corp.	32,000	449,691
Kurita Water Industries Ltd.	3,200	67,661
Makita Corp.	3,400	189,860
MAN SE	1,064	137,284
Melrose Industries PLC	31,455	172,740
Metso Oyj(b)	3,856	124,661
Mitsubishi Heavy Industries Ltd.	91,000	560,618
Nabtesco Corp.	4,000	100,458
NGK Insulators Ltd.	8,000	173,677
NSK Ltd.	14,000	153,994
PACCAR, Inc.	13,500	888,840
Pall Corp.	4,200	361,200
Parker Hannifin Corp.	5,650	681,108
Pentair Ltd.	7,534	608,823
Sandvik AB	32,170	448,056
Scania AB – Class B	9,655	296,141
Schindler Holding AG	1,392	208,557
Schindler Holding AG (REG)	650	98,595
SembCorp Marine Ltd.(b)	25,000	81,147
SKF AB – Class B	12,024	321,555
SMC Corp./Japan	1,600	407,611
Snap-On, Inc.	2,200	246,774
Stanley Black & Decker, Inc.	5,900	489,936
Sulzer AG	724	102,360
Sumitomo Heavy Industries Ltd.	16,000	74,003
THK Co., Ltd.	3,400	78,210
Vallourec SA	3,235	173,187
Volvo AB – Class B	45,668	686,231
Wartsila Oyj Abp	5,356	316,143
Weir Group PLC (The)	6,430	276,007
Xylem, Inc./NY	6,950	273,483
Yangzijiang Shipbuilding Holdings Ltd.	52,500	47,068
Zardoya Otis SA(b)	5,150	89,062

		21,925,485

Marine – 0.1%
AP Moeller - Maersk A/S – Class A	17	198,952
AP Moeller - Maersk A/S – Class B	40	488,516
Mitsui OSK Lines Ltd.	32,000	133,225
Nippon Yusen KK	48,000	153,762

		974,455

Mixed Office Industrial – 0.0%
Goodman Group	183,148	786,870

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.2%
Adecco SA(a)	3,998	$344,504
ALS Ltd./Queensland(b)	11,308	76,740
Bureau Veritas SA	6,657	183,224
Capita PLC	19,845	378,752
Dun & Bradstreet Corp. (The)	1,450	143,855
Equifax, Inc.	4,600	322,276
Experian PLC	30,199	546,229
Intertek Group PLC	4,868	239,446
Nielsen Holdings NV	9,588	453,896
Randstad Holding NV	3,742	235,060
Robert Half International, Inc.	5,250	214,935
Seek Ltd.	9,683	148,377
SGS SA	166	410,771

		3,698,065

Road & Rail – 0.6%
Asciano Ltd.	28,502	137,448
Aurizon Holdings Ltd.	60,118	273,851
Central Japan Railway Co.	4,345	507,114
ComfortDelGro Corp., Ltd.	60,000	91,398
CSX Corp.	38,500	1,066,835
DSV A/S	5,431	173,878
East Japan Railway Co.	10,200	797,659
Hankyu Hanshin Holdings, Inc.	34,000	186,831
Kansas City Southern	4,200	394,464
Keikyu Corp.	14,000	117,643
Keio Corp.	17,000	120,494
Keisei Electric Railway Co., Ltd.	8,000	70,354
Kintetsu Corp.	53,000	192,504
MTR Corp., Ltd.	43,500	158,531
Nippon Express Co., Ltd.	24,000	112,116
Norfolk Southern Corp.	11,800	1,084,538
Odakyu Electric Railway Co., Ltd.	19,000	170,282
Ryder System, Inc.	2,000	150,640
Tobu Railway Co., Ltd.	30,000	146,028
Tokyu Corp.	34,000	207,772
Union Pacific Corp.	17,500	3,156,650
West Japan Railway Co.	5,078	208,745

		9,525,775

Trading Companies & Distributors – 0.3%
Brenntag AG	1,554	288,730
Bunzl PLC	10,036	264,161
Fastenal Co.	10,350	488,416
ITOCHU Corp.	45,000	560,786
Marubeni Corp.	49,000	344,480
Mitsubishi Corp.	42,400	813,801

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsui & Co., Ltd.	52,400	$807,787
Noble Group Ltd.	129,000	104,960
Rexel SA	6,397	161,541
Sojitz Corp.	37,700	66,931
Sumitomo Corp.	33,900	448,455
Toyota Tsusho Corp.	6,400	158,204
Travis Perkins PLC	7,395	241,750
Wolseley PLC	8,007	465,504
WW Grainger, Inc.	2,350	599,297

		5,814,803

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA(b)	11,600	271,889
Aeroports de Paris	930	112,679
Atlantia SpA	9,984	252,702
Auckland International Airport Ltd.	30,155	94,604
Fraport AG Frankfurt Airport Services Worldwide	1,113	88,569
Groupe Eurotunnel SA	16,572	198,969
Hutchison Port Holdings Trust – Class U	150,500	94,123
Kamigumi Co., Ltd.	7,000	65,037
Mitsubishi Logistics Corp.	4,000	55,693
Sydney Airport	15,643	56,776
Transurban Group	42,466	268,377

		1,559,418

		125,739,854

Consumer Staples – 6.1%
Beverages – 1.3%
Anheuser-Busch InBev NV	24,244	2,535,778
Asahi Group Holdings Ltd.	11,700	328,963
Beam, Inc.	6,200	514,352
Brown-Forman Corp. – Class B	6,150	515,370
Carlsberg A/S – Class B	3,228	340,078
Coca-Cola Amatil Ltd.	17,279	174,437
Coca-Cola Co. (The)	144,200	5,508,440
Coca-Cola Enterprises, Inc.	9,150	430,782
Coca-Cola HBC AG(a)	6,028	149,628
Coca-Cola West Co., Ltd.	1,900	35,270
Constellation Brands, Inc. – Class A(a)	6,300	510,489
Diageo PLC	75,738	2,378,326
Dr Pepper Snapple Group, Inc.	7,600	396,036
Heineken Holding NV	3,042	196,565
Heineken NV	6,952	469,426
Kirin Holdings Co., Ltd.	26,000	354,904
Molson Coors Brewing Co. – Class B	6,000	340,980
Monster Beverage Corp.(a)	5,160	381,840
PepsiCo, Inc.	58,250	4,664,077
Pernod Ricard SA	6,396	750,490

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Remy Cointreau SA(b)	798	$67,601
SABMiller PLC (London)	29,010	1,420,664
Suntory Beverage & Food Ltd.	3,729	131,584
Treasury Wine Estates Ltd.	18,445	64,025

		22,660,105

Food & Staples Retailing – 1.3%
Aeon Co., Ltd.(b)	18,300	224,249
Carrefour SA	18,542	682,156
Casino Guichard Perrachon SA	1,701	192,686
Colruyt SA	2,288	126,741
Costco Wholesale Corp.	16,600	1,938,880
CVS Caremark Corp.	45,250	3,309,585
Delhaize Group SA	3,075	220,800
Distribuidora Internacional de Alimentacion SA	18,446	157,994
FamilyMart Co., Ltd.(b)	1,800	80,334
J Sainsbury PLC	36,482	209,138
Jeronimo Martins SGPS SA	7,595	128,769
Koninklijke Ahold NV	30,411	566,883
Kroger Co. (The)	19,700	826,218
Lawson, Inc.(b)	2,000	139,063
Metcash Ltd.(b)	24,909	68,929
Metro AG	3,912	161,807
Olam International Ltd.	44,000	61,689
Safeway, Inc.	9,350	350,157
Seven & I Holdings Co., Ltd.(b)	22,700	853,545
Sysco Corp.	22,050	794,241
Tesco PLC	242,892	1,337,516
Wal-Mart Stores, Inc.	61,450	4,590,315
Walgreen Co.	33,100	2,249,145
Wesfarmers Ltd.	34,789	1,335,871
Whole Foods Market, Inc.	14,100	762,105
WM Morrison Supermarkets PLC	66,599	262,069
Woolworths Ltd.	37,741	1,216,487

		22,847,372

Food Products – 1.5%
Ajinomoto Co., Inc.	18,000	279,448
Archer-Daniels-Midland Co.	24,950	1,012,970
Aryzta AG(a)	2,632	219,487
Associated British Foods PLC	10,749	539,209
Barry Callebaut AG(a)	67	83,522
Calbee, Inc.	2,292	55,754
Campbell Soup Co.	6,800	294,508
ConAgra Foods, Inc.	15,950	452,980
Danone(b)	17,112	1,206,665
General Mills, Inc.	24,050	1,203,221
Golden Agri-Resources Ltd.	212,000	92,933
Hershey Co. (The)	5,700	603,174

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hormel Foods Corp.	5,100	$241,995
JM Smucker Co. (The)	4,000	400,040
Kellogg Co.	9,750	591,728
Kerry Group PLC – Class A	4,506	340,401
Kikkoman Corp.	5,000	97,484
Kraft Foods Group, Inc.	22,600	1,249,102
Lindt & Spruengli AG	26	128,123
Lindt & Spruengli AG (REG)	4	232,246
McCormick & Co., Inc./MD	5,000	332,000
Mead Johnson Nutrition Co. – Class A	7,650	623,858
MEIJI Holdings Co., Ltd.	1,900	125,408
Mondelez International, Inc. – Class A	66,600	2,266,398
Nestle SA	97,165	7,340,344
Nippon Meat Packers, Inc.	5,000	80,425
Nisshin Seifun Group, Inc.	6,000	64,776
Nissin Foods Holdings Co., Ltd.	1,800	80,601
Orkla ASA	23,056	181,891
Suedzucker AG	2,464	68,464
Tate & Lyle PLC	14,070	151,261
Toyo Suisan Kaisha Ltd.	3,000	101,011
Tyson Foods, Inc. – Class A	10,300	406,335
Unilever NV	49,149	1,943,587
Unilever PLC	38,724	1,583,813
Wilmar International Ltd.	57,000	155,343
Yakult Honsha Co., Ltd.	2,700	129,889
Yamazaki Baking Co., Ltd.	3,000	34,825

		24,995,219

Household Products – 0.9%
Clorox Co. (The)	4,900	427,672
Colgate-Palmolive Co.	33,400	2,098,522
Henkel AG & Co. KGaA	3,920	395,970
Henkel AG & Co. KGaA (Preference Shares)	5,376	599,047
Kimberly-Clark Corp.	14,500	1,600,075
Procter & Gamble Co. (The)	103,300	8,125,578
Reckitt Benckiser Group PLC	19,517	1,605,548
Svenska Cellulosa AB SCA – Class B	17,783	539,358
Unicharm Corp.	3,500	198,965

		15,590,735

Personal Products – 0.2%
Avon Products, Inc.	16,450	254,481
Beiersdorf AG	3,042	310,342
Estee Lauder Cos., Inc. (The) – Class A	9,700	667,748
Kao Corp.	15,600	537,173
L’Oreal SA	7,576	1,283,494
Shiseido Co., Ltd.	10,900	193,438

		3,246,676

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.9%
Altria Group, Inc.	75,900	$2,752,134
British American Tobacco PLC	57,335	3,125,411
Imperial Tobacco Group PLC	29,208	1,191,383
Japan Tobacco, Inc.	33,144	1,055,627
Lorillard, Inc.	13,950	684,387
Philip Morris International, Inc.	60,850	4,923,374
Reynolds American, Inc.	11,850	602,336
Swedish Match AB	6,095	192,827

		14,527,479

		103,867,586

Energy – 5.4%
Energy Equipment & Services – 0.9%
Aker Solutions ASA	4,960	83,215
AMEC PLC	8,970	168,460
Baker Hughes, Inc.	16,800	1,063,104
Cameron International Corp.(a)	9,000	576,540
CGG SA(a)	4,749	72,516
Diamond Offshore Drilling, Inc.(b)	2,600	122,980
Ensco PLC – Class A	8,850	466,041
FMC Technologies, Inc.(a)	8,950	449,648
Fugro NV	2,125	123,224
Halliburton Co.	32,250	1,838,250
Helmerich & Payne, Inc.	4,050	399,938
Nabors Industries Ltd.	9,850	226,747
National Oilwell Varco, Inc.	16,250	1,251,900
Noble Corp. PLC	9,600	298,080
Petrofac Ltd.	7,827	179,300
Rowan Cos., PLC – Class A(a)	4,700	156,792
Saipem SpA	7,989	187,685
Schlumberger Ltd.	50,050	4,654,650
Seadrill Ltd.	11,327	417,301
Subsea 7 SA	7,961	151,872
Technip SA	3,066	300,159
Tenaris SA	14,248	297,534
Transocean Ltd.	12,815	543,356
Transocean Ltd. (Zurich)	10,872	458,330
WorleyParsons Ltd.	6,235	93,888

		14,581,510

Oil, Gas & Consumable Fuels – 4.5%
Anadarko Petroleum Corp.	19,100	1,607,456
Apache Corp.	15,150	1,201,243
BG Group PLC	102,695	1,868,405
BP PLC	567,946	4,799,743
Cabot Oil & Gas Corp.	15,950	558,250
Caltex Australia Ltd.	4,073	76,335
Chesapeake Energy Corp.	19,150	496,176

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Chevron Corp.	73,050	$8,424,856
ConocoPhillips	46,550	3,095,575
CONSOL Energy, Inc.	8,650	346,865
Delek Group Ltd.	130	48,860
Denbury Resources, Inc.	13,900	227,404
Devon Energy Corp.	14,450	930,869
ENI SpA	76,754	1,842,603
EOG Resources, Inc.	10,450	1,979,439
EQT Corp.	5,700	583,053
Exxon Mobil Corp.	165,953	15,976,295
Galp Energia SGPS SA	10,470	175,575
Hess Corp.	10,800	864,324
Idemitsu Kosan Co., Ltd.	2,800	57,306
Inpex Corp.	26,436	335,914
Japan Petroleum Exploration Co.	900	33,001
JX Holdings, Inc.	67,000	347,965
Kinder Morgan, Inc./DE	25,485	811,697
Koninklijke Vopak NV	2,122	124,084
Lundin Petroleum AB(a)	6,714	134,422
Marathon Oil Corp.	26,400	884,400
Marathon Petroleum Corp.	11,400	957,600
Murphy Oil Corp.	6,650	394,810
Neste Oil Oyj(b)	3,868	82,808
Newfield Exploration Co.(a)	5,150	145,179
Noble Energy, Inc.	13,700	942,012
Occidental Petroleum Corp.	30,650	2,958,338
OMV AG	4,444	202,240
ONEOK, Inc.	7,800	461,292
Origin Energy Ltd.	33,127	428,097
Peabody Energy Corp.	10,200	179,112
Phillips 66	22,750	1,703,065
Pioneer Natural Resources Co.	5,500	1,106,490
QEP Resources, Inc.	6,750	195,278
Range Resources Corp.	6,200	533,510
Repsol SA	25,509	638,894
Royal Dutch Shell PLC – Class A	115,148	4,191,973
Royal Dutch Shell PLC –Class B	75,700	2,944,920
Santos Ltd.(b)	29,168	355,630
Showa Shell Sekiyu KK	5,700	56,126
Southwestern Energy Co.(a)	13,350	551,889
Spectra Energy Corp.	25,400	946,912
Statoil ASA	33,672	888,134
Tesoro Corp.	5,000	255,050
TonenGeneral Sekiyu KK	8,000	70,716
Total SA	64,452	4,181,588
Tullow Oil PLC	27,400	366,600
Valero Energy Corp.	20,450	981,191

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Williams Cos., Inc. (The)	25,900	$1,069,670
Woodside Petroleum Ltd.	19,887	674,555
WPX Energy, Inc.(a)	7,600	133,912

		76,429,706

		91,011,216

Materials – 3.2%
Chemicals – 1.8%
Air Liquide SA	9,765	1,340,397
Air Products & Chemicals, Inc.	8,000	970,560
Air Water, Inc.	5,000	74,289
Airgas, Inc.	2,500	269,500
Akzo Nobel NV	7,236	598,182
Arkema SA	1,892	205,230
Asahi Kasei Corp.	38,000	270,812
BASF SE	27,712	3,185,327
CF Industries Holdings, Inc.	2,200	551,980
Croda International PLC	4,097	174,225
Daicel Corp.	8,000	69,256
Dow Chemical Co. (The)	46,050	2,243,095
Eastman Chemical Co.	5,850	511,465
Ecolab, Inc.	10,300	1,109,825
EI du Pont de Nemours & Co.	35,200	2,345,024
EMS-Chemie Holding AG (REG)	247	95,048
FMC Corp.	5,050	389,759
Fuchs Petrolub SE (Preference Shares)	1,071	106,719
Givaudan SA(a)	251	393,241
Hitachi Chemical Co., Ltd.	3,100	43,371
Incitec Pivot Ltd.	47,170	132,542
International Flavors & Fragrances, Inc.	3,100	290,749
Israel Chemicals Ltd.	13,439	114,084
Israel Corp., Ltd. (The)(a)	82	43,798
Johnson Matthey PLC	6,183	337,612
JSR Corp.	5,400	92,832
K&S AG	5,198	175,488
Kaneka Corp.	8,000	52,363
Kansai Paint Co., Ltd.	7,000	91,039
Koninklijke DSM NV	4,653	296,895
Kuraray Co., Ltd.	10,500	117,881
Lanxess AG	2,511	186,190
Linde AG	5,615	1,162,186
LyondellBasell Industries NV – Class A	16,640	1,465,651
Mitsubishi Chemical Holdings Corp.	40,500	183,271
Mitsubishi Gas Chemical Co., Inc.	11,000	70,431
Mitsui Chemicals, Inc.	24,000	62,223
Monsanto Co.	19,950	2,194,899
Mosaic Co. (The)	12,900	630,294
Nippon Paint Co., Ltd.	5,000	76,875

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nitto Denko Corp.	5,000	$234,637
Orica Ltd.	11,069	239,356
PPG Industries, Inc.	5,400	1,068,228
Praxair, Inc.	11,250	1,466,662
Sherwin-Williams Co. (The)	3,300	661,584
Shin-Etsu Chemical Co., Ltd.	12,400	704,281
Showa Denko KK	45,000	65,204
Sigma-Aldrich Corp.	4,550	429,565
Sika AG	65	239,482
Solvay SA	1,789	276,838
Sumitomo Chemical Co., Ltd.	44,000	180,687
Syngenta AG	2,810	1,022,954
Taiyo Nippon Sanso Corp.	7,000	52,628
Teijin Ltd.	28,000	67,352
Toray Industries, Inc.	44,000	304,005
Ube Industries Ltd./Japan	31,000	59,309
Umicore SA	3,440	168,963
Yara International ASA	5,455	221,171

		30,187,514

Construction Materials – 0.1%
Boral Ltd.	22,259	110,935
CRH PLC	22,007	649,045
Fletcher Building Ltd.	20,700	163,684
HeidelbergCement AG	4,243	349,085
Holcim Ltd.(a)	6,908	560,506
Imerys SA	1,063	99,008
James Hardie Industries PLC	13,325	173,285
Lafarge SA	4,591	344,216
Taiheiyo Cement Corp.	35,000	123,608
Vulcan Materials Co.	4,900	332,857

		2,906,229

Containers & Packaging – 0.1%
Amcor Ltd./Australia	36,407	329,108
Avery Dennison Corp.	3,650	181,843
Ball Corp.	5,450	302,802
Bemis Co., Inc.	3,900	153,192
MeadWestvaco Corp.	6,700	250,781
Owens-Illinois, Inc.(a)	6,250	212,000
Rexam PLC	23,881	197,342
Sealed Air Corp.	7,400	251,896
Toyo Seikan Group Holdings Ltd.	4,900	86,022

		1,964,986

Metals & Mining – 1.1%
Alcoa, Inc.	40,550	476,057
Allegheny Technologies, Inc.	4,050	128,709
Alumina Ltd.(a)	70,569	81,002

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Anglo American PLC	42,050	$1,073,943
Antofagasta PLC	11,898	179,354
ArcelorMittal (Euronext Amsterdam)	30,148	473,436
BHP Billiton Ltd.	96,759	3,318,697
BHP Billiton PLC	63,724	2,053,623
Boliden AB	8,252	130,738
Cliffs Natural Resources, Inc.(b)	5,800	116,174
Daido Steel Co., Ltd.	8,000	36,879
Fortescue Metals Group Ltd.	46,054	224,176
Freeport-McMoRan Copper & Gold, Inc.	39,350	1,283,597
Fresnillo PLC	5,558	88,821
Glencore Xstrata PLC	319,170	1,757,590
Hitachi Metals Ltd.	6,000	89,694
Iluka Resources Ltd.	12,633	106,096
JFE Holdings, Inc.	14,800	302,078
Kobe Steel Ltd.(a)	75,000	102,744
Maruichi Steel Tube Ltd.	1,400	39,204
Mitsubishi Materials Corp.	33,000	103,784
Newcrest Mining Ltd.	23,127	233,065
Newmont Mining Corp.	18,850	438,451
Nippon Steel & Sumitomo Metal Corp.	229,000	670,953
Norsk Hydro ASA	40,521	200,066
Nucor Corp.	12,050	605,392
Randgold Resources Ltd.	2,643	209,328
Rio Tinto Ltd.	13,148	785,498
Rio Tinto PLC	38,353	2,199,187
Sumitomo Metal Mining Co., Ltd.	16,000	209,446
ThyssenKrupp AG(a)	11,642	316,651
United States Steel Corp.(b)	5,450	131,999
Voestalpine AG	3,382	152,098
Yamato Kogyo Co., Ltd.	1,300	39,309

		18,357,839

Paper & Forest Products – 0.1%
International Paper Co.	16,800	821,352
OJI Holdings Corp.	24,000	115,274
Stora Enso OYJ – Class R	16,604	188,826
UPM-Kymmene OYJ	15,934	288,977

		1,414,429

		54,830,997

Equity: Other – 2.5%
Diversified/Specialty – 2.0%
Activia Properties, Inc.(b)	15	127,809
Aedifica SA	650	47,417
Affine SA	400	8,254
Alexander’s, Inc.	190	71,195
Alexandria Real Estate Equities, Inc.	5,510	399,200

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

American Assets Trust, Inc.	2,650	$87,636
American Homes 4 Rent – Class A	3,500	57,330
ANF Immobilier	550	18,220
Artis Real Estate Investment Trust	9,650	136,562
Australand Property Group	27,000	94,415
Azrieli Group	2,800	92,168
Beni Stabili SpA	63,200	55,815
BioMed Realty Trust, Inc.	14,700	303,996
British Land Co. PLC	104,990	1,225,443
CA Immobilien Anlagen AG(a)	5,619	105,094
Campus Crest Communities, Inc.	4,950	40,986
Canadian Real Estate Investment Trust	5,200	204,844
CapitaLand Ltd.	271,950	612,283
Chambers Street Properties	18,100	143,171
Cheung Kong Holdings Ltd.	42,000	659,501
City Developments Ltd.	57,450	425,869
Cofinimmo	1,320	158,279
Conwert Immobilien Invest SE(a)	4,694	64,079
Country Garden Holdings Co., Ltd.	335,599	173,719
Daejan Holdings PLC	405	33,977
Dexus Property Group	582,519	557,255
DIC Asset AG	2,600	24,540
Digital Realty Trust, Inc.(b)	9,860	534,018
Duke Realty Corp.	24,910	418,488
Dundee Real Estate Investment Trust – Class A	8,000	213,348
DuPont Fabros Technology, Inc.	4,940	131,206
Eurobank Properties Real Estate Investment Co.(a)	1,850	20,428
F&C Commercial Property Trust Ltd.	37,983	76,580
Fastighets AB Balder – Class B(a)	7,050	90,670
Fonciere Des Regions	3,477	325,873
Forest City Enterprises, Inc. – Class A(a)	11,410	222,267
Gecina SA	2,099	287,651
GPT Group	172,500	573,664
Granite Real Estate Investment Trust	3,600	124,519
H&R Real Estate Investment Trust	20,556	412,865
Hamborner REIT AG	3,500	37,016
Hang Lung Properties Ltd.	237,500	662,447
Helical Bar PLC	7,600	47,470
Henderson Land Development Co., Ltd.	111,440	627,107
Hulic Co., Ltd.	30,736	355,533
Hysan Development Co., Ltd.	67,150	279,941
ICADE	3,567	351,301
Investors Real Estate Trust	7,910	69,450
Keppel Land Ltd.	74,350	188,624
Kerry Properties Ltd.	68,900	227,922

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kiwi Income Property Trust	75,850	$71,542
Klovern AB	5,740	32,043
Kungsleden AB	10,450	90,094
Land Securities Group PLC	84,001	1,527,842
Lend Lease Group	16,495	166,640
Lexington Realty Trust	17,480	199,447
Londonmetric Property PLC	44,777	108,348
Mapletree Commercial Trust	98,100	93,708
Mitsubishi Estate Co., Ltd.	134,190	3,182,723
Mitsui Fudosan Co., Ltd.	89,990	2,690,053
Mobimo Holding AG(a)	500	111,401
Morguard Real Estate Investment Trust	2,650	39,871
Mucklow A & J Group PLC	3,500	29,891
New World China Land Ltd.	198,850	118,058
New World Development Co., Ltd.	379,550	491,740
Nieuwe Steen Investments NV	9,974	61,315
Nomura Real Estate Holdings, Inc.	12,980	266,886
Nomura Real Estate Master Fund, Inc.	161	167,865
Premier Investment Corp.	15	58,241
Quintain Estates & Development PLC(a)	34,912	60,800
Redefine International PLC	54,900	46,886
Royal Mail PLC(a)	19,779	198,726
Schroder Real Estate Investment Trust Ltd.	27,263	24,310
Select Income REIT	2,100	61,215
Shui On Land Ltd.	262,450	72,163
Silver Bay Realty Trust Corp.(b)	2,800	43,876
Sino Land Co., Ltd.	314,660	448,658
SOHO China Ltd.	118,050	89,219
Spirit Realty Capital, Inc.	27,226	297,308
Sponda Oyj	18,460	100,296
ST Modwen Properties PLC	12,673	83,719
Sumitomo Realty & Development Co., Ltd.	46,540	1,880,428
Sun Hung Kai Properties Ltd.	166,450	2,133,645
Suntec Real Estate Investment Trust	156,750	205,991
Swire Pacific Ltd. – Class A	20,500	230,686
Swire Properties Ltd.	123,150	328,298
TAG Immobilien AG	9,520	120,167
Tokyu REIT, Inc.	70	85,772
Top REIT, Inc.	12	55,275
Unite Group PLC	13,523	101,549
United Urban Investment Corp.	284	435,057
UOL Group Ltd.	48,400	233,815
Vornado Realty Trust	19,510	1,878,618
Wallenstam AB – Class B	7,700	127,241
Washington Real Estate Investment Trust	5,040	126,756
Wereldhave Belgium NV	150	18,427
Wereldhave NV	1,670	143,257
Wharf Holdings Ltd.	161,300	1,130,854
Wheelock & Co., Ltd.	27,000	110,732
Wihlborgs Fastigheter AB	5,070	101,069
Winthrop Realty Trust	2,450	28,518

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

W.P. Carey, Inc.	6,459	$410,276

		33,128,760

Health Care – 0.4%
Chartwell Retirement Residences	13,250	123,609
Extendicare, Inc./US(b)	6,600	42,677
HCP, Inc.	52,100	2,019,917
Health Care REIT, Inc.	32,770	1,924,910
Healthcare Realty Trust, Inc.	7,350	176,179
LTC Properties, Inc.	2,650	99,852
Medical Properties Trust, Inc.	12,380	163,292
National Health Investors, Inc.	2,250	138,825
Omega Healthcare Investors, Inc.	9,390	300,104
Primary Health Properties PLC	8,095	48,529
Sabra Health Care REIT, Inc.	2,900	82,563
Senior Housing Properties Trust	14,380	320,674
Universal Health Realty Income Trust	960	40,877
Ventas, Inc.	33,770	2,108,261

		7,590,269

Triple Net – 0.1%
Agree Realty Corp.	1,100	33,814
EPR Properties	3,910	208,247
Getty Realty Corp.	1,900	36,556
National Retail Properties, Inc.(b)	9,300	333,777
Realty Income Corp.(b)	15,717	698,149

		1,310,543

		42,029,572

Telecommunication Services – 2.1%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	200,104	6,389,321
Belgacom SA	4,590	138,080
Bezeq The Israeli Telecommunication Corp., Ltd.	54,723	89,145
BT Group PLC	237,768	1,635,328
CenturyLink, Inc.	22,450	701,787
Deutsche Telekom AG	87,176	1,474,781
Elisa Oyj	4,287	120,004
Frontier Communications Corp.(b)	37,940	185,147
HKT Trust and HKT Ltd.	61,700	66,087
Iliad SA	785	191,461
Inmarsat PLC	13,526	157,279
Koninklijke KPN NV(a)	95,096	338,926
Nippon Telegraph & Telephone Corp.	11,300	636,179
Orange SA	55,869	696,800
PCCW Ltd.	120,000	56,903
Portugal Telecom SGPS SA(b)	17,736	79,415
Singapore Telecommunications Ltd.	240,000	680,105

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Swisscom AG	704	$416,671
TDC A/S	24,466	243,008
Telecom Corp. of New Zealand Ltd.	52,201	109,529
Telecom Italia SpA (ordinary shares)	298,142	338,650
Telecom Italia SpA (savings shares)	174,906	153,135
Telefonica Deutschland Holding AG	8,424	67,393
Telefonica SA	123,580	1,889,577
Telekom Austria AG	6,682	64,964
Telenor ASA	20,564	453,073
TeliaSonera AB	71,854	553,098
Telstra Corp., Ltd.	130,348	588,031
Verizon Communications, Inc. (London)	1	41
Verizon Communications, Inc.	157,120	7,475,770
Vivendi SA	36,311	1,035,431
Windstream Holdings, Inc.(b)	22,630	181,493
Ziggo NV	4,526	206,369

		27,412,981

Wireless Telecommunication Services – 0.5%
Crown Castle International Corp.(a)	12,680	962,412
KDDI Corp.	16,216	991,700
Millicom International Cellular SA	1,995	207,729
NTT DoCoMo, Inc.	46,032	767,240
Softbank Corp.	29,000	2,197,716
StarHub Ltd.	18,000	59,393
Tele2 AB – Class B	9,609	119,090
Vodafone Group PLC	796,275	3,318,047

		8,623,327

		36,036,308

Utilities – 2.0%
Electric Utilities – 1.0%
American Electric Power Co., Inc.	18,450	926,190
Cheung Kong Infrastructure Holdings Ltd.	18,000	117,914
Chubu Electric Power Co., Inc.	19,400	240,005
Chugoku Electric Power Co., Inc. (The)	8,900	126,580
CLP Holdings Ltd.	53,000	412,740
Contact Energy Ltd.	9,841	44,161
Duke Energy Corp.	26,858	1,903,695
Edison International	12,350	646,769
EDP – Energias de Portugal SA	59,203	256,213
Electricite de France	5,910	234,483
Enel SpA	197,464	1,011,908
Entergy Corp.	6,750	430,785
Exelon Corp.	32,482	987,778
FirstEnergy Corp.	15,850	487,863
Fortum Oyj	13,402	317,439
Hokkaido Electric Power Co., Inc.(a)	5,500	56,198
Hokuriku Electric Power Co.	5,100	65,672

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Iberdrola SA	141,010	$933,971
Kansai Electric Power Co., Inc. (The)(a)	21,200	236,984
Kyushu Electric Power Co., Inc.(a)	12,900	166,097
NextEra Energy, Inc.	16,350	1,494,226
Northeast Utilities	12,000	533,400
Pepco Holdings, Inc.	9,450	192,686
Pinnacle West Capital Corp.	4,150	230,948
Power Assets Holdings Ltd.	41,500	347,140
PPL Corp.	23,900	771,731
Red Electrica Corp. SA	3,265	253,864
Shikoku Electric Power Co., Inc.(a)	5,400	83,940
Southern Co. (The)	33,500	1,418,725
SP AusNet	50,801	60,154
SSE PLC	29,096	683,109
Terna Rete Elettrica Nazionale SpA	44,418	226,582
Tohoku Electric Power Co., Inc.(a)	13,600	160,156
Tokyo Electric Power Co., Inc.(a)	43,500	203,452
Xcel Energy, Inc.	18,850	570,967

		16,834,525

Gas Utilities – 0.1%
AGL Resources, Inc.	4,500	211,680
APA Group(b)	24,339	145,234
Enagas SA	5,763	167,441
Gas Natural SDG SA	10,567	270,625
Hong Kong & China Gas Co., Ltd.	172,800	372,592
Osaka Gas Co., Ltd.	56,000	233,276
Snam SpA	60,245	342,749
Toho Gas Co., Ltd.	12,000	60,969
Tokyo Gas Co., Ltd.	72,000	361,694

		2,166,260

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	24,900	339,885
Electric Power Development Co., Ltd.	3,500	108,946
Enel Green Power SpA	50,724	142,250
NRG Energy, Inc.	12,250	356,108

		947,189

Multi-Utilities – 0.8%
AGL Energy Ltd.	16,721	234,009
Ameren Corp.	9,200	371,772
CenterPoint Energy, Inc.	16,250	384,312
Centrica PLC	155,058	828,084
CMS Energy Corp.	10,050	285,721
Consolidated Edison, Inc.	11,100	622,155
Dominion Resources, Inc./VA	22,100	1,533,740
DTE Energy Co.	6,700	480,792
E.ON SE	54,336	1,034,595

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GDF Suez	39,985	$1,023,972
Integrys Energy Group, Inc.	3,000	171,810
National Grid PLC	112,385	1,572,631
NiSource, Inc.	11,850	412,617
PG&E Corp.	17,000	749,020
Public Service Enterprise Group, Inc.	19,150	702,039
RWE AG	14,766	590,448
SCANA Corp.	5,300	262,350
Sempra Energy	8,700	821,889
Suez Environnement Co.	8,456	169,008
TECO Energy, Inc.	7,700	129,206
United Utilities Group PLC	20,573	268,505
Veolia Environnement SA	10,631	200,843
Wisconsin Energy Corp.	8,550	375,858

		13,225,376

Water Utilities – 0.0%
Severn Trent PLC	7,207	223,267

		33,396,617

Retail – 1.6%
Regional Mall – 0.7%
CapitaMall Trust	270,200	405,451
CBL & Associates Properties, Inc.	12,990	231,092
CFS Retail Property Trust Group	212,800	374,672
General Growth Properties, Inc.	60,220	1,326,044
Glimcher Realty Trust	11,080	107,808
Macerich Co. (The)	16,090	967,492
Pennsylvania Real Estate Investment Trust	5,010	93,988
Rouse Properties, Inc.(b)	2,750	51,480
Simon Property Group, Inc.	35,390	5,708,053
Taubman Centers, Inc.	4,900	345,205
Westfield Group	221,045	2,030,326

		11,641,611

Shopping Center/Other Retail – 0.9%
Acadia Realty Trust	4,210	111,354
Aeon Mall Co., Ltd.	11,920	330,985
American Realty Capital Properties, Inc.	57,650	846,878
Brixmor Property Group, Inc.	3,150	69,552
BWP Trust	36,410	77,421
Calloway Real Estate Investment Trust	7,800	182,092
Capital & Counties Properties PLC	50,215	316,592
CapitaMalls Asia Ltd.	142,246	201,080
Cedar Realty Trust, Inc.	5,500	33,825
Charter Hall Retail REIT	23,676	76,240
Citycon OYJ	17,630	69,334
Corio NV	7,289	341,414
Crombie Real Estate Investment Trust	5,550	68,116
DDR Corp.	23,420	389,240

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Euroshop AG	3,515	$157,882
Development Securities PLC	9,363	40,138
Equity One, Inc.	4,530	105,096
Eurocommercial Properties NV	3,190	143,724
Excel Trust, Inc.	3,450	43,229
Federal Realty Investment Trust	5,030	559,889
Federation Centres Ltd.	150,308	321,143
First Capital Realty, Inc.(b)	6,330	101,527
Fortune Real Estate Investment Trust(b)	99,200	76,951
Frontier Real Estate Investment Corp.(b)	37	201,021
Hammerson PLC	75,786	728,977
Immobiliare Grande Distribuzione	10,374	16,324
Inland Real Estate Corp.	6,550	70,150
Intu Properties PLC	72,119	392,148
Japan Retail Fund Investment Corp.(b)	247	488,100
Kimco Realty Corp.	46,650	1,038,429
Kite Realty Group Trust	9,900	61,182
Klepierre	10,505	478,437
Link REIT (The)	244,550	1,137,534
Mercialys SA	3,140	71,470
Ramco-Gershenson Properties Trust	5,030	84,001
Regency Centers Corp.	7,020	356,405
Retail Opportunity Investments Corp.	5,500	81,565
RioCan Real Estate Investment Trust (Toronto)	23,050	546,639
Saul Centers, Inc.	990	46,005
Shaftesbury PLC	19,183	212,987
Tanger Factory Outlet Centers	7,190	246,689
Unibail-Rodamco SE	10,396	2,736,550
Urstadt Biddle Properties, Inc. – Class A	1,750	34,318
Vastned Retail NV	1,460	73,606
Weingarten Realty Investors	8,320	253,760
Westfield Retail Trust	324,549	902,043

		14,922,042

		26,563,653

Residential – 1.0%
Multi-Family – 0.7%
Advance Residence Investment Corp.	93	199,496
Agile Property Holdings Ltd.	95,900	81,849
Apartment Investment & Management Co. – Class A	16,670	498,267
Associated Estates Realty Corp.	4,400	75,240
AvalonBay Communities, Inc.	14,580	1,880,382
Boardwalk Real Estate Investment Trust	3,050	164,000
BRE Properties, Inc.	5,870	362,590
Camden Property Trust	6,500	433,550
Canadian Apartment Properties REIT	8,350	164,919
Daiwahouse Residential Investment Corp.	25	102,895

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Annington Immobilien SE(a)	2,750	$74,664
Deutsche Wohnen AG	21,972	465,403
Deutsche Wohnen AG(a)	9,872	203,100
Equity Lifestyle Properties, Inc.	5,780	232,645
Equity Residential	40,100	2,344,646
Essex Property Trust, Inc.	2,930	490,043
GAGFAH SA(a)	9,750	148,137
Grainger PLC	31,465	129,388
Home Properties, Inc.	4,350	256,389
Killam Properties, Inc.(b)	3,900	36,489
LEG Immobilien AG(a)	3,750	243,796
Mid-America Apartment Communities, Inc.	5,712	386,360
Mirvac Group	388,291	613,031
Nippon Accommodations Fund, Inc.(b)	36	124,415
Northern Property Real Estate Investment Trust	2,450	64,962
Persimmon PLC(a)	9,168	221,803
Post Properties, Inc.	4,150	201,400
Sekisui Chemical Co., Ltd.	13,000	148,555
Shimao Property Holdings Ltd.	95,750	192,660
Stockland	245,106	846,473
Sun Communities, Inc.	2,640	121,598
UDR, Inc.	19,180	495,036
Wing Tai Holdings Ltd.	29,325	42,841
Yanlord Land Group Ltd.	50,788	44,932

		12,091,954

Self Storage – 0.2%
Big Yellow Group PLC	9,854	94,304
CubeSmart	10,630	186,131
Extra Space Storage, Inc.	8,800	432,080
Public Storage	16,470	2,783,430
Safestore Holdings PLC	14,350	57,131
Sovran Self Storage, Inc.	2,480	183,495

		3,736,571

Student Housing – 0.1%
American Campus Communities, Inc.	8,020	296,259
Education Realty Trust, Inc.	8,780	82,795

		379,054

		16,207,579

Office – 0.8%
Office – 0.8%
Allied Properties Real Estate Investment Trust	5,200	157,320
Allreal Holding AG(a)	730	102,056
Alstria Office REIT-AG(a)	5,220	72,520
Befimmo SA	1,270	91,155
Boston Properties, Inc.	17,450	1,961,903

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Brandywine Realty Trust	12,000	$175,800
Brookfield Office Properties, Inc.(b)	19,200	366,556
CapitaCommercial Trust	209,300	242,142
Castellum AB	13,210	231,136
Champion REIT	178,350	80,094
Cominar Real Estate Investment Trust	9,555	156,359
CommonWealth REIT	9,080	246,522
Corporate Office Properties Trust	6,300	168,021
Cousins Properties, Inc.	13,514	156,087
Derwent London PLC	7,020	325,737
Douglas Emmett, Inc.	10,140	273,070
Dundee International Real Estate Investment Trust	7,250	60,499
Empire State Realty Trust, Inc. – Class A	5,750	88,090
Fabege AB	10,140	140,841
First Potomac Realty Trust	4,500	57,060
Franklin Street Properties Corp.	6,720	84,134
Government Properties Income Trust	4,170	103,875
Great Portland Estates PLC	26,381	284,842
Highwoods Properties, Inc.	6,880	259,445
Hongkong Land Holdings Ltd.	90,200	566,438
Hudson Pacific Properties, Inc.	3,750	85,538
Hufvudstaden AB – Class A	8,730	130,992
Intervest Offices & Warehouses	500	15,128
Investa Office Fund	46,183	132,179
Japan Excellent, Inc.	80	101,602
Japan Prime Realty Investment Corp.	85	295,014
Japan Real Estate Investment Corp.	127	689,649
Kenedix Office Investment Corp. – Class A	22	109,454
Keppel REIT(b)	113,100	104,975
Kilroy Realty Corp.	6,320	363,526
Liberty Property Trust	11,180	427,747
Mack-Cali Realty Corp.	6,720	149,520
Mori Hills REIT Investment Corp.(b)	90	122,270
Mori Trust Sogo Reit, Inc.(b)	16	132,307
Nippon Building Fund, Inc.	144	825,851
Nomura Real Estate Office Fund, Inc.(b)	39	165,138
NorthWest Healthcare Properties Real Estate Investment Trust	2,300	21,311
Norwegian Property ASA	40,000	48,650
NTT Urban Development Corp.	11,799	102,116
Orix JREIT, Inc.(b)	121	153,359
Parkway Properties, Inc./MD	5,350	98,601
Piedmont Office Realty Trust, Inc. – Class A(b)	12,350	213,408
Prime Office AG(a)	3,650	15,014
PS Business Parks, Inc.	1,540	129,391
PSP Swiss Property AG(a)	3,030	280,675

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SL Green Realty Corp.	7,280	$723,122
Societe de la Tour Eiffel	450	31,678
Swiss Prime Site AG(a)	5,877	493,339
Technopolis Oyj	7,300	46,752
Tokyo Tatemono Co., Ltd.	42,910	350,479
Workspace Group PLC	7,997	79,411

		13,089,898

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.	4,860	54,335
CDL Hospitality Trusts	48,238	62,143
Chesapeake Lodging Trust	3,800	98,990
DiamondRock Hospitality Co.	14,920	188,290
FelCor Lodging Trust, Inc.	9,540	83,093
Hersha Hospitality Trust	13,190	74,128
Hospitality Properties Trust	11,460	303,690
Host Hotels & Resorts, Inc.	85,790	1,687,490
InnVest Real Estate Investment Trust	6,500	31,053
InterContinental Hotels Group PLC	8,042	261,557
LaSalle Hotel Properties	7,950	249,153
Pebblebrook Hotel Trust	4,900	162,876
RLJ Lodging Trust	9,400	244,306
Strategic Hotels & Resorts, Inc.(a)	12,800	127,872
Sunstone Hotel Investors, Inc.	13,980	189,010

		3,817,986

Total Common Stocks (cost $894,450,784)		1,118,645,204

INVESTMENT COMPANIES – 13.2%
Funds and Investment Trusts – 13.2%
F&C UK Real Estate Investment Ltd.	16,310	23,079
iShares Core MSCI Emerging Markets ETF(b)	2,673,820	126,685,592
Medicx Fund Ltd.	26,075	36,366
Picton Property Income Ltd.	27,434	26,415
Standard Life Investment Property Income Trust PLC	11,850	14,396
UK Commercial Property Trust Ltd./fund	31,199	41,325
Vanguard REIT ETF	1,378,070	97,498,452

Total Investment Companies (cost $226,094,224)		224,325,625

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 19.8%
Investment Companies – 19.6%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.08%+ (c) (cost $331,343,169)		331,343,169	$331,343,169

	Principal Amount (000)
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill Zero Coupon, 3/13/14 (d) (cost $3,999,908)	U.S.$	4,000	3,999,908

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 99.0% (cost $1,455,888,085)			1,678,313,906

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $11,219,012)		11,219,012	11,219,012

Total Investments – 99.7% (cost $1,467,107,097)			1,689,532,918
Other assets less liabilities – 0.3%			5,195,944

Net Assets – 100.0%			$1,694,728,862

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	244	March 2014	$9,965,244	$10,575,309	$610,065
FTSE 100 Index Futures	38	March 2014	4,100,371	4,311,450	211,079
Hang Seng Index Futures	11	March 2014	1,592,329	1,616,361	24,032
Mini MSCI EAFE Futures	40	March 2014	3,789,849	3,858,600	68,751
S&P 500 E Mini Futures	1,086	March 2014	97,821,159	100,867,680	3,046,521

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Volatility Management Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2014	Unrealized Appreciation/ (Depreciation)
S&P Mid 400 E Mini Futures	727	March 2014	95,088,455	99,904,340	$4,815,885
S&P TSX 60 Index Futures	294	March 2014	40,379,186	43,140,179	2,760,993
SPI 200 Futures	20	March 2014	2,262,153	2,407,559	145,406
TOPIX Index Futures	107	March 2014	12,814,383	12,732,338	(82,045)

					$11,600,687

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	42,043	EUR	30,737	3/18/14	$382,885
Barclays Bank PLC	CAD	2,052	USD	1,838	6/18/14	(10,443)
BNP Paribas SA	USD	3,506	JPY	356,065	3/18/14	(7,378)
BNP Paribas SA	AUD	1,919	USD	1,707	6/18/14	6,868
Citibank, NA	USD	2,237	CAD	2,485	3/18/14	6,700
Citibank, NA	GBP	1,339	USD	2,227	6/18/14	(13,346)
Credit Suisse International	AUD	17,432	USD	15,715	3/18/14	173,820
Credit Suisse International	CHF	12,744	USD	14,051	3/18/14	(440,758)
Credit Suisse International	GBP	20,359	USD	33,255	3/18/14	(834,024)
Credit Suisse International	USD	18,605	CHF	16,650	3/18/14	327,822
Goldman Sachs Bank USA	CHF	1,588	USD	1,756	3/18/14	(49,576)
Royal Bank of Canada	CAD	15,232	USD	14,253	3/18/14	501,715
Royal Bank of Scotland PLC	USD	11,955	CAD	12,747	3/18/14	(447,102)
Royal Bank of Scotland PLC	USD	11,783	GBP	7,186	3/18/14	248,994
Royal Bank of Scotland PLC	USD	1,834	JPY	187,909	3/18/14	12,370
Standard Chartered Bank	EUR	1,349	USD	1,834	3/18/14	(28,210)
Standard Chartered Bank	EUR	1,728	USD	2,387	3/18/14	2,045
Standard Chartered Bank	GBP	1,443	USD	2,383	3/18/14	(33,153)
State Street Bank & Trust Co.	EUR	18,155	USD	24,652	3/18/14	(407,431)
State Street Bank & Trust Co.	USD	1,757	AUD	1,884	3/18/14	(77,718)
State Street Bank & Trust Co.	USD	1,802	GBP	1,119	3/18/14	71,856
UBS AG	JPY	3,713,028	USD	36,373	3/18/14	(113,922)
Westpac Banking Corp.	AUD	13,045	USD	11,572	3/18/14	(58,033)

						$(786,019)

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

TOTAL RETURN SWAPS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	6,161	0.29%	$33,348	1/15/15	Bank of America, NA	$618,495
Receive	Russell 2000 Total Return Index	1,731	1.00%	9,370	3/17/14	JPMorgan Chase Bank, NA	172,828
Receive	Russell 2000 Total Return Index	245	1.00%	1,326	4/15/14	JPMorgan Chase Bank, NA	24,462
Receive	FTSE EPRA/ NAREIT Developed Real Estate Index	279	0.71%	1,060	8/15/14	UBS AG	4,204
Receive	Russell 2000 Total Return Index	2,505	1.00%	13,559	10/15/14	UBS AG	252,644
Receive	Russell 2000 Total Return Index	3,757	1.00%	20,336	3/16/15	UBS AG	379,336

							$1,451,969

+	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $251,994.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
USD	– United States Dollar

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Volatility Management Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
EAFE	– Europe, Australia, and Far East
EPRA	– European Public Real Estate Association
ETF	– Exchange Traded Fund
FTSE	– Financial Times Stock Exchange
MSCI	– Morgan Stanley Capital International
NAREIT	– National Association of Real Estate Investment Trusts
REG	– Registered Shares
REIT	– Real Estate Investment Trust
SPI	– Share Price Index
TOPIX	– Tokyo Price Index
TSX	– Toronto Stock Exchange

See notes to financial statements.

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2014 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $895,470,801, $765,055,729 and $851,348,395, respectively)(a)	$1,170,987,902		$1,125,887,026		$1,003,766,643
Affiliated issuers (cost $5,575,559, $71,583,041 and $18,730,429, — including investment of cash collateral for securities loaned of $0, $0 and $16,917,441, respectively)	5,575,559		71,583,041		18,730,429
Cash(b)	3,979,444		– 0	–	391,274
Foreign currencies, at value (cost $0, $0 and $3,550,844, respectively)	– 0	–	– 0	–	3,538,010
Receivable for investment securities sold and foreign currency transactions	13,928,711		7,856,551		4,795,442
Dividends and interest receivable	4,357,268		868,712		5,417,506
Receivable for shares of beneficial interest sold	53,039		93,676		49,649
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	2,654,832
Receivable for variation margin on futures	– 0	–	– 0	–	1,658

Total assets	1,198,881,923		1,206,289,006		1,039,345,443

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Statement of Assets & Liabilities

	U.S. Value			U.S. Large Cap Growth			International Value
Liabilities
Due to custodian	$	– 0	–	$	– 0	–	$19,004
Payable for investment securities purchased and foreign currency transactions		12,250,874			18,424,535		2,049,980
Payable for shares of beneficial interest redeemed		400,243			382,245		140,575
Payable for collateral received on securities loaned		– 0	–		– 0	–	16,917,441
Unrealized depreciation of forward currency exchange contracts		– 0	–		– 0	–	2,499,185
Accrued expenses		85,450			59,911		192,641

Total liabilities		12,736,567			18,866,691		21,818,826

Net Assets		$1,186,145,356			$1,187,422,315		$1,017,526,617

Composition of Net Assets
Paid-in capital		$1,321,401,656			$733,444,758		$1,333,509,436
Undistributed net investment income		9,532,571			1,528,422		12,896,209
Accumulated net realized gain (loss) on investment and foreign currency transactions		(420,305,972)			91,617,838		(481,777,746)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities		275,517,101			360,831,297		152,898,718

Net Assets		$1,186,145,356			$1,187,422,315		$1,017,526,617

Shares of beneficial interest outstanding — unlimited shares authorized, without par value		96,107,198			75,261,807		125,265,104

Net Asset Value		$12.34			$15.78		$8.12

(a)	Includes securities on loan with a value of $16,101,730 for the International Value Portfolio (see Note D).

(b)	An amount of $391,274 has been segregated to collateralize margin requirements for open futures outstanding at February 28, 2014 for the International Value Portfolio.

See notes to financial statements.

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth		Short Duration Bond	Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $877,336,574, $910,059,673 and $1,077,092,198, respectively)	$999,921,773		$909,376,419	$1,105,056,668
Affiliated issuers (cost $14,600,248, $51,324,621 and $17,542,612, — including investment of cash collateral for securities loaned of $11,139,093, $0 and $0, respectively)(a)	14,600,248		51,324,621	17,542,612
Cash(b)	– 0	–	213,874	1,011,250
Foreign currencies, at value (cost $6,758,260, $829 and $156,387, respectively)	6,764,937		834	157,178
Receivable for investment securities sold and foreign currency transactions	3,915,882		8,006,582	7,300,616
Dividends and interest receivable	1,347,832		1,896,108	11,090,410
Unrealized appreciation of forward currency exchange contracts	1,279,404		51,647	125,445
Receivable for shares of beneficial interest sold	37,960		150,180	39,660
Receivable for variation margin on futures	– 0	–	73,553	82,727

Total assets	1,027,868,036		971,093,818	1,142,406,566

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Statement of Assets & Liabilities

	International Growth		Short Duration Bond			Global Core Bond
Liabilities
Payable for collateral received on securities loaned	$11,139,093		$	– 0	–	$	– 0	–
Payable for investment securities purchased and foreign currency transactions	8,675,891			8,792,018			71,405,445
Unrealized depreciation of forward currency exchange contracts	6,854,646			37,571			4,808,971
Payable for shares of beneficial interest redeemed	236,875			– 0	–		142,791
Unrealized depreciation on cross currency swaps	– 0	–		124,229			– 0	–
Upfront premium received on cross currency swaps	– 0	–		1,712			– 0	–
Accrued expenses	81,892			64,601			71,672

Total liabilities	26,988,397			9,020,131			76,428,879

Net Assets	$1,000,879,639			$962,073,687			$1,065,977,687

Composition of Net Assets
Paid-in capital	$1,259,292,770			$1,035,651,561			$1,044,534,909
Undistributed/(Distributions in excess of) net investment income	4,912,956			(339,282)			4,960,116
Accumulated net realized loss on investment and foreign currency transactions	(380,372,520)			(72,317,939)			(6,375,297)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	117,046,433			(920,653)			22,857,959

Net Assets	$1,000,879,639			$962,073,687			$1,065,977,687

Shares of beneficial interest outstanding — unlimited shares authorized, without par value	112,115,940			101,751,394			103,537,018

Net Asset Value	$8.93			$9.46			$10.30

(a)	Includes securities on loan with a value of $10,571,507 for the International Growth Portfolio (see Note D).

(b)	Amounts of $213,874 and $1,011,250 have been segregated to collateralize margin requirements for open futures outstanding at February 28, 2014 for the Short Duration Bond Portfolio and the Global Core Bond Portfolio.

See notes to financial statements.

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,032,912,271, $356,383,464 and $253,599,033, respectively)(a)	$1,046,921,291		$379,041,556		$331,896,721
Affiliated issuers (cost $0, $12,374,119 and $5,455,662, respectively)(b)	– 0	–	12,374,119		5,455,662
Cash(c)(d)(e)	2,410,219		2,353,777		– 0	–
Foreign currencies, at value (cost $22,503, $74,257 and $0, respectively)	22,903		72,723		– 0	–
Dividends and interest receivable	3,332,962		6,460,609		290,292
Receivable for investment securities sold	2,334,906		824,867		4,009,581
Unrealized appreciation on interest rate swaps	1,458,081		– 0	–	– 0	–
Unrealized appreciation on credit default swaps	212,615		1,989,116		– 0	–
Unrealized appreciation of forward currency exchange contracts	206,526		201,296		– 0	–
Receivable for variation margin on futures	172,703		– 0	–	– 0	–
Upfront premium paid on credit default swaps	64,266		1,247,344		– 0	–
Receivable for variation margin on centrally cleared interest rate swaps	30,746		49,632		– 0	–
Unrealized appreciation on inflation swaps	12,420		– 0	–	– 0	–
Receivable for shares of beneficial interest sold	10,125		27,469		6,281
Receivable for terminated centrally cleared credit default swaps	– 0	–	224,173		– 0	–

Total assets	1,057,189,763		404,866,681		341,658,537

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Liabilities
Due to custodian	$75,281,691		$68,504		$	– 0	–
Payable reverse repurchase agreements	194,083,891		18,393,051			– 0	–
Payable for investment securities purchased and foreign currency transactions	2,370,434		2,404,900			3,299,685
Collateral received from broker	1,300,000		620,000			– 0	–
Unrealized depreciation on interest rate swaps	741,823		– 0	–		– 0	–
Unrealized depreciation of forward currency exchange contracts	468,293		500,784			– 0	–
Upfront premium received on credit default swaps	53,494		1,922,652			– 0	–
Unrealized depreciation on inflation swaps	17,748		– 0	–		– 0	–
Payable for variation margin on centrally cleared credit default swaps	15,244		17,445			– 0	–
Payable for shares of beneficial interest redeemed	4,515		5,896			727,305
Unrealized depreciation on credit default swaps	– 0	–	1,547,141			– 0	–
Unrealized depreciation on total return swaps	– 0	–	176,733			– 0	–
Options written, at value (premiums received $0, $43,865 and $0, respectively)	– 0	–	109,140			– 0	–
Swaptions written, at value (premiums received $0, $101,735 and $0, respectively)	– 0	–	55,453			– 0	–
Payable for variation margin on futures	– 0	–	18,198			– 0	–
Accrued expenses	66,671		69,354			46,038

Total liabilities	274,403,804		25,909,251			4,073,028

Net Assets	$782,785,959		$378,957,430			$337,585,509

See notes to financial statements.

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$771,021,217	$372,785,255	$235,197,002
Undistributed net investment income	4,665,466	4,734,479	699,242
Accumulated net realized gain (loss) on investment and foreign currency transactions	(6,361,229)	(20,569,557)	23,391,577
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	13,460,505	22,007,253	78,297,688

Net Assets	$782,785,959	$378,957,430	$337,585,509

Shares of beneficial interest outstanding — unlimited shares authorized, without par value	78,563,604	34,962,662	25,267,595

Net Asset Value	$9.96	$10.84	$13.36

(a)	Includes investment of cash collateral of $1,300,000 received from broker for OTC derivatives outstanding at February 28, 2014 for the Bond Inflation Protection Portfolio.

(b)	Includes investment of cash collateral of $620,000 received from broker for OTC derivatives outstanding at February 28, 2014 for the High-Yield Portfolio.

(c)	Amounts of $1,330,319 and $521,368 have been segregated to collateralize margin requirements for open futures outstanding at February 28, 2014 for the Bond Inflation Protection Portfolio and High-Yield Portfolio, respectively.

(d)	An amount of $363,000 has been segregated to collateralize exchange-traded options at February 28, 2014 for the High-Yield Portfolio.

(e)	Amounts of $574,586 and $1,457,873 have been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at February 28, 2014 for the Bond Inflation Protection Portfolio and High-Yield Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*	Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $210,293,746, $749,270,990 and $1,124,544,916, respectively)(a)	$332,603,302		$766,692,147	$1,346,970,737
Affiliated issuers (cost $6,878,589, $18,025,968 and $342,562,181, — including investment of cash collateral for securities loaned of $3,607,746, $14,234,175 and $11,219,012, respectively)(b)	6,878,589		18,025,968	342,562,181
Cash(c)	– 0	–	3,994,227	9,482,096
Foreign currencies, at value (cost $0, $1,056,033 and $4,137,413, respectively)(d)	– 0	–	1,051,218	4,154,458
Receivable for investment securities sold	3,734,303		5,129,831	1,769,817
Dividends and interest receivable	73,196		1,644,822	3,467,991
Receivable for shares of beneficial interest sold	5,825		197,981	150,729
Unrealized appreciation on total return swaps	– 0	–	1,680,498	1,451,969
Unrealized appreciation of forward currency exchange contracts	– 0	–	456,526	1,735,075
Receivable for variation margin on futures	– 0	–	248,400	129,259
Collateral due from Securities Lending Agent	– 0	–	139,663	– 0	–
Unrealized appreciation on interest rate swaps	– 0	–	24,380	– 0	–

Total assets	343,295,215		799,285,661	1,711,874,312

See notes to financial statements.

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Liabilities
Payable for collateral received on securities loaned	$3,607,746		$14,373,838		$11,219,012
Payable for investment securities purchased and foreign currency transactions	2,254,148		2,861,184		576,573
Payable for shares of beneficial interest redeemed	780,409		3,355		2,629,659
Unrealized depreciation of forward currency exchange contracts	– 0	–	1,756,451		2,521,094
Unrealized depreciation on inflation swaps	– 0	–	470,650		– 0	–
Collateral received from broker	– 0	–	470,000		– 0	–
Transfer Agent fee payable	– 0	–	1,034		– 0	–
Administrative fee payable	– 0	–	– 0	–	20,442
Accrued expenses and other liabilities	51,934		119,286		178,670

Total liabilities	6,694,237		20,055,798		17,145,450

Net Assets	$336,600,978		$779,229,863		$1,694,728,862

Composition of Net Assets
Paid-in capital	$192,524,982		$1,021,169,538		$1,445,934,969
Undistributed/(Distributions in excess of) net investment income	62,495		(1,802,649)		(9,552,368)
Accumulated net realized gain (loss) on investment and foreign currency transactions	21,703,945		(258,360,941)		23,618,274
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	122,309,556		18,223,915		234,727,987

Net Assets	$336,600,978		$779,229,863		$1,694,728,862

Shares of beneficial interest outstanding — unlimited shares authorized, without par value	25,900,943		91,198,354		144,537,095

Net Asset Value	$13.00		$8.54		$11.73

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Statement of Assets & Liabilities

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $3,369,916, $12,565,242 and $10,704,856, respectively (see Note D).

(b)	Includes investment of cash collateral of $470,000 received from broker for OTC derivatives outstanding at February 28, 2014 for the Multi-Asset Real Return Portfolio.

(c)	An amount of $3,994,227 and $9,482,096 have been segregated to collateralize margin requirements for open futures outstanding at February 28, 2014 for the Multi-Asset Real Return Portfolio and the Volatility Management Portfolio, respectively.

(d)	An amount equivalent to $4,154,458 has been segregated to collateralize margin requirements for open futures outstanding at February 28, 2014 for the Volatility Management Portfolio.

See notes to financial statements.

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2014 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,789, $0 and $767,007, respectively)	$17,494,131		$4,557,417		$19,614,635
Affiliated issuers	4,849		25,208		8,902
Securities lending income	1,887		19,819		181,799

Total income	17,500,867		4,602,444		19,805,336

Expenses
Custodian	81,880		82,541		140,542
Audit	18,942		18,942		22,960
Legal	16,865		16,868		16,958
Printing	3,524		3,530		3,524
Trustees’ fees	2,518		2,518		2,518
Registration fees	1,108		1,136		750
Miscellaneous	14,620		6,584		51,264

Total expenses before interest expense	139,457		132,119		238,516
Interest expense	– 0	–	– 0	–	2,502

Total expenses	139,457		132,119		241,018

Net investment income	17,361,410		4,470,325		19,564,318

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	61,974,416		149,324,243		42,766,436
Futures	– 0	–	– 0	–	579,188
Foreign currency transactions	– 0	–	– 0	–	3,827,368
Net change in unrealized appreciation/depreciation of:
Investments	72,851,384		69,491,181		76,426,229
Futures	– 0	–	– 0	–	166,269
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(1,459,432)

Net gain on investment and foreign currency transactions	134,825,800		218,815,424		122,306,058

Net Increase in Net Assets from Operations	$152,187,210		$223,285,749		$141,870,376

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $424,826, $0 and $0, respectively)	$7,381,525		$	– 0	–	$	– 0	–
Affiliated issuers	4,181			11,532			13,927
Interest	28,638			5,171,154			15,532,387
Securities lending income	73,211			– 0	–		– 0	–

Total income	7,487,555			5,182,686			15,546,314

Expenses
Custodian	124,832			89,411			114,242
Audit	21,720			21,587			21,587
Legal	16,943			16,865			16,868
Printing	3,530			2,548			3,305
Trustees’ fees	2,518			2,518			2,517
Registration fees	1,113			1,105			791
Miscellaneous	13,151			9,203			9,466

Total expenses	183,807			143,237			168,776

Net investment income	7,303,748			5,039,449			15,377,538

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	40,236,942			(62,180)			2,043,975
Futures	– 0	–		(1,200,321)			(1,585,254)
Swaps	– 0	–		5,097			– 0	–
Foreign currency transactions	(3,718,491)			314,862			(6,649,651)
Net change in unrealized appreciation/depreciation of:
Investments	50,429,446			5,814,674			29,681,460
Futures	– 0	–		(106,721)			(168,564)
Swaps	– 0	–		(128,325)			– 0	–
Foreign currency denominated assets and liabilities	(1,904,024)			4,781			(4,355,340)

Net gain on investment and foreign currency transactions	85,043,873			4,641,867			18,966,626

Net Increase in Net Assets from Operations	$92,347,621			$9,681,316			$34,344,164

See notes to financial statements.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Investment Income
Interest	$4,657,609	$12,332,174	$	– 0	–
Dividends
Unaffiliated issuers	41,978	1,035,253	2,820,984
Affiliated issuers	4,173	2,911	2,601
Securities lending income	– 0	–	– 0	–	5,341
Consent fee income	– 0	–	8,573	– 0	–
Other fee income	– 0	–	29,875	– 0	–

Total income	4,703,760	13,408,786	2,828,926

Expenses
Custodian	89,309	116,241	46,955
Audit	23,521	28,564	19,615
Legal	16,865	16,868	16,865
Printing	2,944	2,854	3,530
Trustees’ fees	2,518	2,518	2,518
Registration fees	1,103	1,104	748
Miscellaneous	7,147	2,385	2,583

Total expenses before interest expense	143,407	170,534	92,814
Interest expense	170,800	6,444	– 0	–

Total expenses	314,207	176,978	92,814

Net investment income	4,389,553	13,231,808	2,736,112

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,049,652)	2,353,278	32,427,400
Futures	(3,156,970)	854,588	– 0	–
Options written	– 0	–	(11,156)	– 0	–
Swaptions written	– 0	–	662,535	– 0	–
Swaps	(711,672)	1,910,781	– 0	–
Foreign currency transactions	(497,587)	(1,126,120)	– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	23,765,540	15,970,891	15,519,767
Futures	(215,593)	368,953	– 0	–
Options written	– 0	–	(47,668)	– 0	–
Swaptions written	– 0	–	(213,835)	– 0	–
Swaps	(752,477)	(3,579,273)	– 0	–
Foreign currency denominated assets and liabilities	(86,584)	(205,875)	– 0	–

Net gain on investment and foreign currency transactions	16,295,005	16,937,099	47,947,167

Net Increase in Net Assets from Operations	$20,684,558	$30,168,907	$50,683,279

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $435,480 and $301,386, respectively)	$528,057		$7,876,034		$15,900,828
Affiliated issuers	3,502		13,106		189,644
Interest	– 0	–	– 0	–	11,853
Securities lending income	12,366		162,869		177,663

Total income	543,925		8,052,009		16,279,988

Expenses
Custodian	63,718		144,339		205,869
Audit	18,942		28,423		27,297
Legal	16,868		17,747		16,868
Printing	3,530		3,856		3,233
Trustees’ fees	2,518		2,518		2,518
Registration fees	1,104		1,105		13
Transfer agency	– 0	–	6,031		– 0	–
Administrative	– 0	–	– 0	–	21,788
Miscellaneous	2,608		24,705		84,784

Total expenses	109,288		228,724		362,370
Interest expense	– 0	–	1,696,458		– 0	–

Total expenses	109,288		1,925,182		362,370

Net investment income	434,637		6,126,827		15,917,618

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	34,338,729		2,218,086	(a)	3,553,526
Futures	– 0	–	2,160,931		51,408,961
Swaps	– 0	–	4,886,541		14,168,205
Foreign currency transactions	– 0	–	682,413		470,805
Net change in unrealized appreciation/depreciation of:
Investments	28,212,632		30,620,361	(b)	123,375,050
Futures	– 0	–	702,994		3,217,338
Swaps	– 0	–	(448,663)		4,996,104
Foreign currency denominated assets and liabilities	– 0	–	(1,813,004)		(448,825)

Net gain on investment and foreign currency transactions	62,551,361		39,009,659		200,741,164

Net Increase in Net Assets from Operations	$62,985,998		$45,136,486		$216,658,782

*	Consolidated (see Note A).

(a)	Net of foreign capital gains taxes of $6,977.

(b)	Net of increase in accrued foreign capital gains taxes of $3,263.

See notes to financial statements.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$17,361,410	$28,470,805
Net realized gain on investment transactions	61,974,416	159,832,640
Net change in unrealized appreciation/depreciation of investments	72,851,384	109,194,132

Net increase in net assets from operations	152,187,210	297,497,577
Dividends to Shareholders from
Net investment income	(14,081,451)	(28,758,993)
Transactions in Shares of Beneficial Interest
Net decrease	(64,852,051)	(329,083,410)

Total increase (decrease)	73,253,708	(60,344,826)
Net Assets
Beginning of period	1,112,891,648	1,173,236,474

End of period (including undistributed net investment income of $9,532,571 and $6,252,612, respectively)	$1,186,145,356	$1,112,891,648

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$4,470,325	$10,076,883
Net realized gain on investment and foreign currency transactions	149,324,243	106,712,725
Net change in unrealized appreciation/depreciation of investments	69,491,181	85,788,717

Net increase in net assets from operations	223,285,749	202,578,325
Dividends and Distributions to Shareholders from
Net investment income	(5,760,583)	(7,762,452)
Net realized gain on investment transactions	(116,790,485)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(36,396,572)	(244,567,038)

Total increase (decrease)	64,338,109	(49,751,165)
Net Assets
Beginning of period	1,123,084,206	1,172,835,371

End of period (including undistributed net investment income of $1,528,422 and $2,818,680, respectively)	$1,187,422,315	$1,123,084,206

See notes to financial statements.

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,564,318	$31,214,727
Net realized gain (loss) on investment and foreign currency transactions	47,172,992	(18,068,634)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	75,133,066	161,636,744

Net increase in net assets from operations	141,870,376	174,782,837
Dividends to Shareholders from
Net investment income	(56,058,549)	(20,003,192)
Transactions in Shares of Beneficial Interest
Net decrease	(15,383,605)	(193,326,296)

Total increase (decrease)	70,428,222	(38,546,651)
Net Assets
Beginning of period	947,098,395	985,645,046

End of period (including undistributed net investment income of $12,896,209 and $49,390,440, respectively)	$1,017,526,617	$947,098,395

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,303,748	$23,687,415
Net realized gain (loss) on investment and foreign currency transactions	36,518,451	(11,052,649)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	48,525,422	88,715,232

Net increase in net assets from operations	92,347,621	101,349,998
Dividends to Shareholders from
Net investment income	(17,047,166)	(7,559,047)
Transactions in Shares of Beneficial Interest
Net decrease	(15,168,761)	(151,784,904)

Total increase (decrease)	60,131,694	(57,993,953)
Net Assets
Beginning of period	940,747,945	998,741,898

End of period (including undistributed net investment income of $4,912,956 and $14,656,374, respectively)	$1,000,879,639	$940,747,945

See notes to financial statements.

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,039,449	$8,867,902
Net realized gain (loss) on investment transactions	(942,542)	2,941,157
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,584,409	(11,267,000)

Net increase in net assets from operations	9,681,316	542,059
Dividends to Shareholders from
Net investment income	(5,750,762)	(15,257,868)
Transactions in Shares of Beneficial Interest
Net increase	22,319,187	17,751,549

Total increase	26,249,741	3,035,740
Net Assets
Beginning of period	935,823,946	932,788,206

End of period (including distributions in excess of net investment income of ($339,282) and undistributed net investment income of $372,031, respectively)	$962,073,687	$935,823,946

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Statement of Changes in Net Assets

	Global Core Bond
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,377,538	$30,030,949
Net realized gain (loss) on investment and foreign currency transactions	(6,190,930)	9,273,358
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	25,157,556	(48,616,890)

Net increase (decrease) in net assets from operations	34,344,164	(9,312,583)
Dividends and Distributions to Shareholders from
Net investment income	(20,015,813)	(38,022,610)
Net realized gain on investment transactions	(1,832,618)	(35,073,150)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	11,996,217	(312,761)

Total increase (decrease)	24,491,950	(82,721,104)
Net Assets
Beginning of period	1,041,485,737	1,124,206,841

End of period (including undistributed net investment income of $4,960,116 and $9,598,391, respectively)	$1,065,977,687	$1,041,485,737

See notes to financial statements.

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Bond Inflation Protection
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,389,553	$23,281,974
Net realized gain (loss) on investment and foreign currency transactions	(6,415,881)	26,837,648
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,710,886	(78,688,234)

Net increase (decrease) in net assets from operations	20,684,558	(28,568,612)
Dividends and Distributions to Shareholders from
Net investment income	(10,202,595)	(35,403,908)
Net realized gain on investment transactions	(23,713,121)	(12,050,946)
Transactions in Shares of Beneficial Interest
Net increase	42,501,888	36,817,244

Total increase (decrease)	29,270,730	(39,206,222)
Net Assets
Beginning of period	753,515,229	792,721,451

End of period (including undistributed net investment income of $4,665,466 and $10,478,508, respectively)	$782,785,959	$753,515,229

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,231,808	$27,545,182
Net realized gain on investment and foreign currency transactions	4,643,906	15,362,973
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	12,293,193	(8,306,636)

Net increase in net assets from operations	30,168,907	34,601,519
Dividends to Shareholders from
Net investment income	(13,947,613)	(31,454,782)
Transactions in Shares of Beneficial Interest
Net decrease	(3,816,828)	(33,801,698)

Total increase (decrease)	12,404,466	(30,654,961)
Net Assets
Beginning of period	366,552,964	397,207,925

End of period (including undistributed net investment income of $4,734,479 and $5,450,284, respectively)	$378,957,430	$366,552,964

See notes to financial statements.

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$2,736,112	$4,857,867
Net realized gain on investment transactions	32,427,400	40,444,232
Net change in unrealized appreciation/depreciation of investments	15,519,767	41,628,820

Net increase in net assets from operations	50,683,279	86,930,919
Dividends and Distributions to Shareholders from
Net investment income	(2,686,270)	(6,917,632)
Net realized gain on investment transactions	(39,641,663)	(39,201,880)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	17,275,741	(57,606,454)

Total increase (decrease)	25,631,087	(16,795,047)
Net Assets
Beginning of period	311,954,422	328,749,469

End of period (including undistributed net investment income of $699,242 and $649,400, respectively)	$337,585,509	$311,954,422

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$434,637	$2,302,620
Net realized gain on investment transactions	34,338,729	58,003,479
Net change in unrealized appreciation/depreciation of investments	28,212,632	15,446,365

Net increase in net assets from operations	62,985,998	75,752,464
Dividends and Distributions to Shareholders from
Net investment income	(1,040,609)	(2,248,378)
Net realized gain on investment transactions	(60,177,985)	(64,602,314)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	18,125,601	(20,828,060)

Total increase (decrease)	19,893,005	(11,926,288)
Net Assets
Beginning of period	316,707,973	328,634,261

End of period (including undistributed net investment income of $62,495 and $668,467, respectively)	$336,600,978	$316,707,973

See notes to financial statements.

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Multi-Asset Real Return*
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,126,827		$15,503,910
Net realized gain (loss) on investment and foreign currency transactions	9,947,971		(10,478,073)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	29,061,688		(29,822,611)
Contributions from Adviser (see Note B)	– 0	–	5,332

Net increase (decrease) in net assets from operations	45,136,486		(24,791,442)
Dividends to Shareholders from
Net investment income	(22,422,067)		(23,613,602)
Transactions in Shares of Beneficial Interest
Net increase	32,289,367		224,702,442

Total increase	55,003,786		176,297,398
Net Assets
Beginning of period	724,226,077		547,928,679

End of period (including distributions in excess of net investment income of ($1,802,649) and undistributed net investment income of $14,492,591, respectively)	$779,229,863		$724,226,077

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Statement of Changes in Net Assets

	Volatility Management
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013
Increase in Net Assets from Operations
Net investment income	$15,917,618	$23,352,493
Net realized gain on investment and foreign currency transactions	69,601,497	114,288,767
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	131,139,667	60,890,429

Net increase in net assets from operations	216,658,782	198,531,689
Dividends and Distributions to Shareholders from
Net investment income	(49,363,231)	(18,808,069)
Net realized gain on investment transactions	(110,825,292)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	48,303,976	(278,050,833)

Total increase (decrease)	104,774,235	(98,327,213)
Net Assets
Beginning of period	1,589,954,627	1,688,281,840

End of period (including distributions in excess of net investment income of ($9,552,368) and undistributed net investment income of $23,893,245, respectively)	$1,694,728,862	$1,589,954,627

See notes to financial statements.

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2014 (unaudited)

	Bond Inflation Protection*
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$9,865,636
Interest expense paid	(170,800)
Operating expenses paid	(166,853)
Purchases of long-term investments	(380,007,304)
Proceeds from disposition of long-term investments	462,756,281
Proceeds from disposition of short-term investments, net	13,719,395
Payments on swaps, net	(710,330)
Payments on futures, net	(3,156,970)
Variation margin paid on centrally cleared swaps	(575,486)
Variation margin paid on futures	(375,367)

Net increase in cash from operating activities		$101,178,202
Financing Activities:
Subscriptions of beneficial interest, net	8,441,104
Increase in due to custodian	63,113,164
Decrease in reverse repurchase agreements	(171,886,650)

Net decrease in cash from financing activities		(100,332,382)
Effect of exchange rate on cash		(538,399)

Net increase in cash		307,421
Cash at beginning of period		2,125,701

Cash at end of period		$2,433,122

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$20,684,558
Adjustments:
Decrease in interest and dividends receivable	$536,794
Net accretion of bond discount and amortization of bond premium	3,631,893
Inflation Index Income	993,189
Decrease in accrued expenses	(23,446)
Purchases of long-term investments	(380,007,304)
Proceeds from disposition of long-term investments	462,756,281
Proceeds from disposition of short-term investments, net	13,719,395
Payments on swaps, net	(710,330)
Payments on futures, net	(3,156,970)
Variation margin paid on centrally cleared swaps	(575,486)
Variation margin paid on futures	(375,367)
Net realized loss on investment and foreign currency transactions	6,415,881
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,710,886)

Total adjustments		80,493,644

Net increase in cash from operating activities		$101,178,202

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Statement of Cash Flows

	High-Yield*
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$12,717,727
Interest expense paid	(6,444)
Operating expenses paid	(198,512)
Purchases of long-term investments	(111,971,745)
Proceeds from disposition of long-term investments	114,420,662
Purchases of short-term investments, net	(1,271,160)
Payments on swaps, net	(7,701,308)
Proceeds from written options, net	1,009,798
Proceeds on futures, net	854,588
Variation margin paid on centrally cleared swaps	(916,102)
Variation margin received on futures	350,979

Net increase in cash from operating activities		$7,288,483
Financing Activities:
Subscriptions of beneficial interest, net	(17,847,327)
Decrease in due to custodian	(433,252)
Increase in reverse repurchase agreements	5,503,620

Net decrease in cash from financing activities		(12,776,959)
Effect of exchange rate on cash		(1,149,863)

Net decrease in cash		(6,638,339)
Cash at beginning of period		9,064,839

Cash at end of period		$2,426,500

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$30,168,907
Adjustments:
Increase in interest and dividends receivable	$(616,623)
Net accretion of bond discount and amortization of bond premium	(74,436)
Decrease in accrued expenses	(27,978)
Purchases of long-term investments	(111,971,745)
Proceeds from disposition of long-term investments	114,420,662
Purchases of short-term investments, net	(1,271,160)
Payments on swaps, net	(7,701,308)
Proceeds from written options, net	1,009,798
Proceeds on futures, net	854,588
Variation margin paid on centrally cleared swaps	(916,102)
Variation margin received on futures	350,979
Net realized gain on investment and foreign currency transactions	(4,643,906)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,293,193)

Total adjustments		(22,880,424)

Net increase in cash from operating activities		$7,288,483

*	In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investment in Level 3 securities throughout the period.

See notes to financial statements.

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 28, 2014 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2014, net assets of the Multi-Asset Real Return Portfolio were approximately $779,229,863, of which approximately $159,626,910, or approximately 20%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the orginal term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2014:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks*	$1,170,987,902		$–0	–	$	– 0	–	$1,170,987,902
Short-Term Investments	5,575,559		– 0	–		– 0	–	5,575,559

Total Investments in Securities	1,176,563,461		– 0	–		– 0	–	1,176,563,461
Other Financial Instruments**	– 0	–	– 0	–		– 0	–	– 0	–

Total++	$1,176,563,461		$ – 0	–	$	– 0	–	$1,176,563,461

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks*	$1,125,887,026		$–0	–	$	– 0	–	$1,125,887,026
Short-Term Investments	71,583,041		– 0	–		– 0	–	71,583,041

Total Investments in Securities	1,197,470,067		– 0	–		– 0	–	1,197,470,067
Other Financial Instruments**	– 0	–	– 0	–		– 0	–	– 0	–

Total++	$1,197,470,067		$ – 0	–	$	– 0	–	$1,197,470,067

International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$20,164,843		$217,679,782		$	– 0	–	$237,844,625
Consumer Discretionary	28,634,377		131,043,743			– 0	–	159,678,120
Industrials	4,457,675		118,605,149			– 0	–	123,062,824
Health Care	– 0	–	92,511,026			– 0	–	92,511,026
Information Technology	– 0	–	82,784,909			– 0	–	82,784,909
Telecommunication Services	3,104,575		71,592,244			– 0	–	74,696,819
Energy	19,675,803		54,996,679			– 0	–	74,672,482
Materials	15,953,544		52,167,187			– 0	–	68,120,731
Consumer Staples	– 0	–	53,736,560			– 0	–	53,736,560
Utilities	– 0	–	29,732,234			– 0	–	29,732,234
Warrants	– 0	–	6,926,313			– 0	–	6,926,313
Short-Term Investments	1,812,988		– 0	–		– 0	–	1,812,988

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$16,917,441		$ – 0	–	$	– 0	–	$16,917,441

Total Investments in Securities	110,721,246		911,775,826	+		– 0	–	1,022,497,072
Other Financial Instruments** :
Assets:
Futures	– 0	–	244,819			– 0	–	244,819 #
Forward Currency Exchange Contracts	– 0	–	2,654,832			– 0	–	2,654,832
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,499,185)			– 0	–	(2,499,185)

Total(a)	$110,721,246		$912,176,292		$	– 0	–	$1,022,897,538

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$46,079,718		$235,922,411		$	– 0	–	$282,002,129
Consumer Discretionary	44,124,863		177,830,321			– 0	–	221,955,184
Consumer Staples	9,579,090		193,493,809			– 0	–	203,072,899
Industrials	6,550,221		144,675,658			– 0	–	151,225,879
Information Technology	6,629,203		42,723,773			– 0	–	49,352,976
Materials	– 0	–	34,205,918			– 0	–	34,205,918
Health Care	– 0	–	22,066,816			– 0	–	22,066,816
Energy	2,926,427		14,070,814			– 0	–	16,997,241
Utilities	16,138,183		– 0	–		– 0	–	16,138,183
Warrants	777,003		2,127,545			– 0	–	2,904,548
Short-Term Investments	3,461,155		– 0	–		– 0	–	3,461,155
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,139,093		– 0	–		– 0	–	11,139,093

Total Investments in Securities	147,404,956		867,117,065	+		– 0	–	1,014,522,021
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts	– 0	–	1,279,404			– 0	–	1,279,404
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(6,854,646)			– 0	–	(6,854,646)

Total(b)(c)	$147,404,956		$861,541,823		$	– 0	–	$1,008,946,779

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$267,697,352		$	– 0	–	$267,697,352
Commercial Mortgage-Backed Securities		– 0	–	158,740,105			7,106,656		165,846,761
Corporates – Investment Grades		– 0	–	162,576,957			– 0	–	162,576,957
Asset-Backed Securities		– 0	–	137,694,345			14,859,443	^	152,553,788
Mortgage Pass-Throughs		– 0	–	95,337,168			– 0	–	95,337,168
Collateralized Mortgage Obligations		– 0	–	23,433,110			13,254,687		36,687,797
Inflation-Linked Securities		– 0	–	18,910,410			– 0	–	18,910,410
Governments – Sovereign Agencies		– 0	–	6,467,537			– 0	–	6,467,537
Covered Bonds		– 0	–	3,298,649			– 0	–	3,298,649
Short-Term Investments		51,324,621		– 0	–		– 0	–	51,324,621

Total Investments in Securities		51,324,621		874,155,633			35,220,786		960,701,040
Other Financial Instruments**:
Assets:
Futures		49,666		– 0	–		– 0	–	49,666	#
Forward Currency Exchange Contracts		– 0	–	51,647			– 0	–	51,647
Liabilities:
Futures		(175,658)		– 0	–		– 0	–	(175,658	)#
Forward Currency Exchange Contracts		– 0	–	(37,571)			– 0	–	(37,571)
Cross-Currency Swaps		– 0	–	– 0	–		(124,229)		(124,229)

Total++		$51,198,629		$874,169,709			$35,096,557		$960,464,895

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$517,264,143		$	– 0	–	$517,264,143
Corporates – Investment Grades		– 0	–	268,211,527			2,657,766		270,869,293
Mortgage Pass-Throughs		– 0	–	71,869,371			– 0	–	71,869,371
Governments – Sovereign Agencies		– 0	–	49,418,996			– 0	–	49,418,996
Commercial Mortgage-Backed Securities		– 0	–	29,377,904			4,216,510		33,594,414
Covered Bonds		– 0	–	31,861,352			– 0	–	31,861,352
Agencies		– 0	–	22,914,202			– 0	–	22,914,202
Quasi-Sovereigns		– 0	–	19,342,311			– 0	–	19,342,311
Supranationals		– 0	–	11,140,005			– 0	–	11,140,005
Collateralized Mortgage Obligations		– 0	–	350,603			7,339,684		7,690,287
Governments Sovereign Bonds		– 0	–	6,208,765			– 0	–	6,208,765
Asset-Backed Securities		– 0	–	1,407,391			1,584,352		2,991,743
Local Governments – Municipal Bonds		– 0	–	2,768,559			– 0	–	2,768,559
Corporates – Non-Investment Grades		– 0	–	2,364,915			– 0	–	2,364,915
Emerging Markets – Corporate Bonds		– 0	–	2,069,730			– 0	–	2,069,730
Short-Term Investments:
U.S. Treasury Bills		– 0	–	52,688,582			– 0	–	52,688,582
Investment Companies		17,542,612		– 0	–		– 0	–	17,542,612

Total Investments in Securities		17,542,612		1,089,258,356			15,798,312		1,122,599,280
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts		– 0	–	125,445			– 0	–	125,445
Liabilities:
Futures		(468,023)		– 0	–		– 0	–	(468,023	)#
Forward Currency Exchange Contracts		– 0	–	(4,808,971)			– 0	–	(4,808,971)

Total++		$17,074,589		$1,084,574,830			$15,798,312		$1,117,477,731

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$708,745,827		$	– 0	–	$708,745,827
Corporates – Investment Grades		– 0	–	115,940,675			– 0	–	115,940,675
Asset-Backed Securities		– 0	–	86,886,796			4,875,167		91,761,963
Commercial Mortgage-Backed Securities		– 0	–	61,206,142			6,383,656		67,589,798
Corporates – Non-Investment Grades		– 0	–	17,310,664			– 0	–	17,310,664
Quasi-Sovereigns		– 0	–	11,826,086			– 0	–	11,826,086
Mortgage Pass-Throughs		– 0	–	10,126,748			– 0	–	10,126,748
Governments – Treasuries		– 0	–	9,904,279			– 0	–	9,904,279
Collateralized Mortgage Obligations		– 0	–	– 0	–		5,097,178		5,097,178
Emerging Markets – Corporate Bonds		– 0	–	2,722,574			– 0	–	2,722,574
Preferred Stocks		1,836,372		695,960			– 0	–	2,532,332
Governments – Sovereign Bonds		– 0	–	2,453,748			– 0	–	2,453,748
Governments – Sovereign Agencies		– 0	–	909,419			– 0	–	909,419

Total Investments in Securities		1,836,372		1,028,728,918			16,356,001		1,046,921,291
Other Financial Instruments**:
Assets:
Futures Contracts		8,856		– 0	–		– 0	–	8,856	#
Forward Currency Exchange Contracts		– 0	–	206,526			– 0	–	206,526
Centrally Cleared Interest Rate Swaps		– 0	–	169,664			– 0	–	169,664	#
Credit Default Swaps		– 0	–	212,615			– 0	–	212,615
Interest Rate Swaps		– 0	–	1,458,081			– 0	–	1,458,081
Inflation (CPI) Swaps		– 0	–	12,420			– 0	–	12,420

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3		Total
Liabilities:
Futures Contracts	$(490,482)		$ – 0	–	$ – 0	–	$(490,482	)#
Forward Currency Exchange Contracts	– 0	–	(468,293)		– 0	–	(468,293)
Centrally Cleared Credit Default Swaps	– 0	–	(729,339)		– 0	–	(729,339	)#
Centrally Cleared Interest Rate Swaps	– 0	–	(178,724)		– 0	–	(178,724	)#
Interest Rate Swaps	– 0	–	(741,823)		– 0	–	(741,823)
Inflation (CPI) Swaps	– 0	–	(17,748)		– 0	–	(17,748)

Total++	$1,354,746		$1,028,652,297		$16,356,001		$1,046,363,044

High-Yield Portfolio
Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Corporates-Non-Investment Grades	$ – 0	–	$268,630,127		$2,105,774	^	$270,735,901
Corporates-Investment Grades	– 0	–	22,599,330		579,750		23,179,080
Bank Loans	– 0	–	– 0	–	14,753,196		14,753,196
Emerging Markets -Corporate Bonds	– 0	–	13,753,465		– 0	–	13,753,465
Preferred Stocks	10,269,352		1,368,320		– 0	–	11,637,672
Collateralized Mortgage Obligations	– 0	–	– 0	–	10,937,573		10,937,573
Common Stocks	6,421,467		– 0	–	3,679,299		10,100,766
Governments- Treasuries	– 0	–	10,063,210		– 0	–	10,063,210
Commercial Mortgage-Backed Securities	– 0	–	– 0	–	4,507,919		4,507,919
Asset-Backed Securities	– 0	–	– 0	–	2,685,996		2,685,996
Local Governments - Municipal Bonds	– 0	–	2,234,776		– 0	–	2,234,776

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Governments - Sovereign Bonds	$	– 0	–	$1,744,500		$	– 0	–	$1,744,500
Emerging Markets - Sovereigns		– 0	–	1,510,884			– 0	–	1,510,884
Governments - Sovereign Agencies		– 0	–	772,193			– 0	–	772,193
Options Purchased-Calls		– 0	–	308,430			– 0	–	308,430
Options Purchased-Puts		– 0	–	115,616			– 0	–	115,616
Warrants		379		– 0	–		0	^	379
Short-Term Investments		12,374,119		– 0	–		– 0	–	12,374,119

Total Investments in Securities		29,065,317		323,100,851			39,249,507		391,415,675
Other Financial Instruments**:
Assets:
Futures		232,287		74,582			– 0	–	306,869	#
Forward Currency Exchange Contracts		– 0	–	201,296			– 0	–	201,296
Centrally Cleared Credit Default Swaps		– 0	–	349,660			– 0	–	349,660	#
Credit Default Swaps		– 0	–	1,989,116			– 0	–	1,989,116
Liabilities:
Futures		(36,806)		– 0	–		– 0	–	(36,806	)#
Forward Currency Exchange Contracts		– 0	–	(500,784)			– 0	–	(500,784)
Call Options Written		– 0	–	(109,140)			– 0	–	(109,140)
Credit Default Swaptions Written		– 0	–	(55,453)			– 0	–	(55,453)
Centrally Cleared Credit Default Swaps		– 0	–	(987,340)			– 0	–	(987,340	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(241,572)			– 0	–	(241,572	)#
Credit Default Swaps		– 0	–	(1,547,141)			– 0	–	(1,547,141)
Total Return Swaps		– 0	–	(176,733)			– 0	–	(176,733)

Total++		$29,260,798		$322,097,342			$39,249,507		$390,607,647

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Notes to Financial Statements

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$331,896,721		$	– 0	–	$	– 0	–	$331,896,721
Short-Term Investments	5,455,662			– 0	–		– 0	–	5,455,662

Total Investments in Securities	337,352,383			– 0	–		– 0	–	337,352,383
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$337,352,383		$	– 0	–	$	– 0	–	$337,352,383

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$332,603,302			$–0	–	$	– 0	–	$332,603,302
Short-Term Investments	3,270,843			– 0	–		– 0	–	3,270,843
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,607,746			– 0	–		– 0	–	3,607,746

Total Investments in Securities	339,481,891			– 0	–		– 0	–	339,481,891
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$339,481,891		$	– 0	–	$	– 0	–	$339,481,891

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Energy	$103,951,355			$72,787,103		$	– 0	–	$176,738,458
Equity: Other	31,024,965			55,839,504			– 0	–	86,864,469
Materials	33,776,164			46,909,550			9		80,685,723
Retail	21,260,429			24,433,498			– 0	–	45,693,927
Residential	22,990,501			17,659,510			3,769		40,653,780
Office	18,633,166			14,068,645			– 0	–	32,701,811
Industrials	6,356,998			5,711,370			– 0	–	12,068,368
Lodging	10,465,605			– 0	–		– 0	–	10,465,605
Mortgage	1,988,025			– 0	–		– 0	–	1,988,025
Food Beverage & Tobacco	1,126,621			621,523			– 0	–	1,748,144
Inflation-Linked Securities	– 0	–		191,499,784			– 0	–	191,499,784
Investment Companies	4,538,911			62,385			– 0	–	4,601,296
Warrants	– 0	–		2,634,672			– 0	–	2,634,672

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Options Purchased-Puts	$ – 0	–	$435,634		$	– 0	–	$435,634
Short-Term Investments:
U.S. Treasury Bills	– 0	–	59,890,290			– 0	–	59,890,290
Time Deposit	– 0	–	18,022,161			– 0	–	18,022,161
Investment Companies	3,791,793		– 0	–		– 0	–	3,791,793
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	14,234,175		– 0	–		– 0	–	14,234,175

Total Investments in Securities	274,138,708		510,575,629	+		3,778		784,718,115
Other Financial Instruments**:
Assets:
Futures	1,903,254		– 0	–		– 0	–	1,903,254	#
Forward Currency Exchange Contracts	– 0	–	456,526			– 0	–	456,526
Interest Rate Swaps	– 0	–	24,380			– 0	–	24,380
Total Return Swaps	– 0	–	1,680,498			– 0	–	1,680,498
Liabilities:
Futures	(1,036,140)		– 0	–		– 0	–	(1,036,140	)#
Forward Currency Exchange Contracts	– 0	–	(1,756,451)			– 0	–	(1,756,451)
Inflation (CPI) Swaps	– 0	–	(470,650)			– 0	–	(470,650)

Total(d)+++	$275,005,822		$510,509,932			$3,778		$785,519,532

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$90,486,158		$89,381,525		$	– 0	–	$179,867,683
Information Technology	118,728,663		17,920,639			– 0	–	136,649,302
Health Care	86,598,666		42,849,563			– 0	–	129,448,229
Consumer Discretionary	80,090,891		45,997,833			– 0	–	126,088,724
Industrials	71,397,153		54,342,701			– 0	–	125,739,854

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Consumer Staples	$60,749,659		$43,117,927		$	– 0	–	$103,867,586
Energy	64,167,458		26,843,758			– 0	–	91,011,216
Materials	22,285,942		32,545,055			– 0	–	54,830,997
Equity: Other	16,849,850		25,179,722			– 0	–	42,029,572
Telecommunication Services	16,507,306		19,529,002			– 0	–	36,036,308
Utilities	19,516,431		13,880,186			– 0	–	33,396,617
Retail	14,365,986		12,197,667			– 0	–	26,563,653
Residential	12,845,701		3,361,878			– 0	–	16,207,579
Office	6,880,461		6,209,437			– 0	–	13,089,898
Lodging	3,494,286		323,700			– 0	–	3,817,986
Investment Companies	224,274,863		50,762			– 0	–	224,325,625
Short-Term Investments:
Investment Companies	331,343,169		– 0	–		– 0	–	331,343,169
U.S. Treasury Bills	– 0	–	3,999,908			– 0	–	3,999,908
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,219,012		– 0	–		– 0	–	11,219,012

Total Investments in Securities	1,251,801,655		437,731,263			– 0	–	1,689,532,918
Other Financial Instruments**:
Assets:
Futures	10,692,150		990,582			– 0	–	11,682,732	#
Forward Currency Exchange Contracts	– 0	–	1,735,075			– 0	–	1,735,075
Total Return Swaps	– 0	–	1,451,969			– 0	–	1,451,969
Liabilities:
Futures	– 0	–	(82,045)			– 0	–	(82,045	)#
Forward Currency Exchange Contracts	– 0	–	(2,521,094)			– 0	–	(2,521,094)

Total##	$1,262,493,805		$439,305,750		$	– 0	–	$1,701,799,555

^	The Portfolio held securities with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

***	Consolidated (see Note A).

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

++	There were no transfers between Level 1 and Level 2 during the reporting period.

+++	There were de minimis transfers from Level 2 to Level 1 under 1% of net assets during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

##	There were de mimimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(a)	An amount of $14,681,913 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $17,707,203 was transferred from Level 1 to Level 2 due to due to the above mentioned foreign equity fair valuation using third party vendor modeling tools and an amount of $4,685,378 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(c)	An amount of $19,667,355 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

(d)	An amount of $10,828,326 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools and an amount of $491,180 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

International Value Portfolio	Rights^			Total
Balance as of 8/31/13	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 2/28/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Notes to Financial Statements

International Growth Portfolio	Warrants			Corporates - Non-Investment Grades			Total
Balance as of 8/31/13		$2,284,161			$1,969,581			$4,253,742
Accrued discounts/(premiums)		– 0	–		3,271			3,271
Realized gain (loss)		– 0	–		(12,516)			(12,516)
Change in unrealized appreciation/depreciation		– 0	–		26,827			26,827
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(1,987,163)			(1,987,163)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(2,284,161)			– 0	–		(2,284,161)

Balance as of 2/28/14	$	– 0	–	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–	$	– 0	–	$	– 0	–

Short Duration Bond Portfolio	Commercial Mortgage-Backed Securities			Asset-Backed Securities^^			Collateralized Mortgage Obligations
Balance as of 8/31/13		$7,409,086			$14,183,225			$6,166,441
Accrued discounts/(premiums)		(13)			377			(1,291)
Realized gain (loss)		– 0	–		(36,358)			(4,578)
Change in unrealized appreciation/depreciation		143,743			(100,269)			59,283
Purchases		– 0	–		10,518,221			7,922,608
Sales		(446,160)			(4,061,855)			(887,776)
Settlements		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(5,643,898)			– 0	–

Balance as of 2/28/14		$7,106,656			$14,859,443			$13,254,687

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*		$143,743			$(134,628)			$59,283

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Cross Currency Swaps			Total
Balance as of 8/31/13		$4,096		$27,762,848
Accrued discounts/(premiums)		– 0	–	(927)
Realized gain (loss)		4,999		(35,937)
Change in unrealized appreciation/depreciation		(128,325)		(25,568)
Purchases		– 0	–	18,440,829
Sales		– 0	–	(5,395,791)
Settlements		(4,999)		(4,999)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	(5,643,898)

Balance as of 2/28/14		$(124,229)		$35,096,557	+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*		$(128,325)		$(59,927)

Global Core Bond Portfolio	Corporates - Investment Grades			Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/13	$	– 0	–	$4,864,919		$1,247,681
Accrued discounts/(premiums)		– 0	–	(1,580)		306
Realized gain (loss)		– 0	–	318,364		13,279
Change in unrealized appreciation/depreciation		– 0	–	(304,686)		44,220
Purchases		2,657,766		4,239,199		7,411,692
Sales		– 0	–	(4,899,706)		(1,377,494)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 2/28/14		$2,657,766		$4,216,510		$7,339,684

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–	$(22,414)		$44,220

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Notes to Financial Statements

	Asset-Backed Securities		Total
Balance as of 8/31/13	$2,466,661		$8,579,261
Accrued discounts/(premiums)	125		(1,149)
Realized gain (loss)	277		331,920
Change in unrealized appreciation/depreciation	9,233		(251,233)
Purchases	– 0	–	14,308,657
Sales	(891,944)		(7,169,144)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/28/14	$1,584,352		$15,798,312

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$9,263		$31,069

Bond Inflation Protection Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/13	$7,195,439		$8,578,662		$	– 0	–
Accrued discounts/(premiums)	29		(14,796)			– 0	–
Realized gain (loss)	76		29,151			– 0	–
Change in unrealized appreciation/depreciation	(486)		61,932			67,943
Purchases	1,867,899		– 0	–		5,029,235
Sales	(1,783,302)		(2,271,293)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(2,404,488)		– 0	–		– 0	–

Balance as of 2/28/14	$4,875,167		$6,383,656	#		$5,097,178

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$(471)		$87,346			$67,943

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Total
Balance as of 8/31/13	$15,774,101
Accrued discounts/(premiums)	(14,767)
Realized gain (loss)	29,227
Change in unrealized appreciation/depreciation	129,389
Purchases	6,897,134
Sales	(4,054,595)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(2,404,488)

Balance as of 2/28/14	$16,356,001	+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$154,818

High-Yield Portfolio	Corporates - Non-Investment Grades^^		Corporates - Investment Grades			Bank Loans
Balance as of 8/31/13	$2,248,793		$	– 0	–	$14,793,300
Accrued discounts/(premiums)	41,207			184		16,533
Realized gain (loss)	60,828			– 0	–	72,510
Change in unrealized appreciation/depreciation	(21,822)			(1,592)		(10,245)
Purchases	1,407,407			581,158		3,457,117
Sales	(802,358)			– 0	–	(3,576,019)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	(828,281)			– 0	–	– 0	–

Balance as of 2/28/14	$2,105,774			$579,750		$14,753,196

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$43,652			$(1,592)		$55,480

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Notes to Financial Statements

	Collateralized Mortgage Obligations		Common Stocks		Preferred Stocks
Balance as of 8/31/13	$11,597,469		$1,197,066			$1,946,469
Accrued discounts/(premiums)	69,302		– 0	–		– 0	–
Realized gain (loss)	245,784		35,719			– 0	–
Change in unrealized appreciation/depreciation	447,775		535,802			– 0	–
Purchases	1,112,623		– 0	–		– 0	–
Sales	(2,535,380)		(35,757)			– 0	–
Transfers in to Level 3	– 0	–	1,946,469	**		– 0	–*
Transfers out of Level 3	– 0	–	– 0	–		(1,946,469	)*

Balance as of 2/28/14	$10,937,573		$3,679,299		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$485,445		$571,494		$	– 0	–

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Warrants^^
Balance as of 8/31/13	$6,209,772		$2,669,646		$	– 0	–
Accrued discounts/(premiums)	3,561		23,374			– 0	–
Realized gain (loss)	4,408		3,621			– 0	–
Change in unrealized appreciation/depreciation	139,190		80,571			– 0	–
Purchases	– 0	–	– 0	–		– 0	–
Sales	(1,849,012)		(91,216)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 2/28/14	$4,507,919		$2,685,996		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$148,106		$80,571		$	– 0	–

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Total
Balance as of 8/31/13	$40,662,515
Accrued discounts/(premiums)	154,161
Realized gain (loss)	422,870
Change in unrealized appreciation/depreciation	1,169,679
Purchases	6,558,305
Sales	(8,889,742)
Transfers in to Level 3	1,946,469
Transfers out of Level 3	(2,774,750)

Balance as of 2/28/14	$39,249,507	+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$1,383,156

Multi-Asset Real Return Portfolio***	Common Stocks-Materials		Common Stocks-Residential		Warrants
Balance as of 8/31/13	$258,699		$19,627			$1,393,254
Accrued discounts/(premiums)	– 0	–	– 0	–		– 0	–
Realized gain (loss)	– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(32,801)		(15,858)			– 0	–
Purchases	– 0	–	– 0	–		– 0	–
Sales	(225,889)		– 0	–		– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(1,393,254)

Balance as of 2/28/14	$9		$3,769		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$(38,944)		$(15,858)		$	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Notes to Financial Statements

	Rights^			Total
Balance as of 8/31/13	$	– 0	–		$1,671,580
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		(48,659)
Purchases		– 0	–		– 0	–
Sales		– 0	–		(225,889)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(1,393,254)

Balance as of 2/28/14	$	– 0	–		$3,778	+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–		$(54,802)

Volatility Management Portfolio	Rights^			Total
Balance as of 8/31/13		$11			$11
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(11)			(11)
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 2/28/14		$–0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/14*	$	– 0	–	$	– 0	–

^	The security which had zero market value at year end is no longer held by the Portfolio.

^^	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The security type has been updated during the reporting period.

***	Consolidated (see Note A).

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at Feburary 28, 2014:

Quantitative Information about Level 3 Fair Value Measurements

Short Duration Bond Portfolio
	Fair Value at 2/28/14			Valuation Technique	Unobservable Input	Range/ Weighted Average
Commercial Mortgage-Backed Securities		$7,106,656		Third Party Vendor	Evaluated Quotes	$97.14-$99.47/ $98.74
Asset-Backed Securities		$14,859,443		Third Party Vendor	Evaluated Quotes	$90.32-$100.20 /$98.52
	$	– 0	–	Qualitative Assessment		$0.00/N/A
Collateralized Mortgage Obligations		$13,254,687		Third Party Vendor	Evaluated Quotes	$80.00-$101.21/ $95.64
Cross Currency Swaps		$(124,229)		Bloomberg Vendor Model	Bloomberg Currency Swap Curves	N/A/ N/A

Global Core Bond Portfolio
	Fair Value at 2/28/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates — Investment Grades	$2,657,766	Qualitative Assessment	Transaction Price	$99.92/ N/A
Commercial Mortgage-Backed Securities	$4,216,510	Third Party Vendor	Evaluated Quotes	$113.19/ N/A
Collateralized Mortgage Obligations	$7,339,684	Third Party Vendor	Evaluated Quotes	$96.28-$101.34/ $100.27
Asset-Backed Securities	$1,584,352	Third Party Vendor	Evaluated Quotes	$95.90-$102.19/ $99.47

Bond Inflation Protection Portfolio
	Fair Value at 2/28/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$4,878,167	Third Party Vendor	Evaluated Quotes	$100.03-$100.31/ $100.11

Commercial Mortgage-Backed Securities	$6,383,656	Third Party Vendor	Evaluated Quotes	$99.85-$111.87/ $107.63

Collateralized Mortgage Obligations	$5,097,178	Third Party Vendor	Evaluated Quotes	$100.50-$102.34/ $101.36

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Notes to Financial Statements

High-Yield Portfolio
	Fair Value at 2/28/14			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates — Non-Investment Grades		$2,105,774		Third Party Vendor	Evaluated Quotes	$0.75-$148.90/ $102.13
	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Corporates — Investment Grades		$579,750		Third Party Vendor	Evaluated Quotes	$96.63/ N/A
Bank Loans		$14,753,196		Third Party Vendor	Vendor Quotes	$89.00-$137.68/ $101.15
Collateralized Mortgage Obligations		$10,937,573		Third Party Vendor	Evaluated Quotes	$45.69-$102.34/ $80.92
Common Stocks		$437,835		Third Party Vendor	Composite of Quotes	$1.72/ N/A
		$2,050,460		Practical Expedient	NAV	$1,079.19/ N/A
		$737,052		Market Approach	Purchase Cost	$450 million/ NA
		$453,952		Market Approach	EBITDA Projection*	$60 million/ N/A
Commercial Mortgage-Backed Securities		$4,507,919		Third Party Vendor	Evaluated Quotes	$98.86-$102.86/ $101.83
Asset-Backed Securities		$2,685,996		Third Party Vendor	Evaluated Quotes	$60.64-$102.85/ $88.41
Warrants	$	– 0	–	Qualitative Assessment		$0.00/ N/A

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Notes to Financial Statements

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each Portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the six months ended February 28, 2014, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the Multi-Asset Portfolio $5,332 for trading losses incurred due to a trade entry error for the year ended August 31, 2013.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2014 is as follows:

Portfolio	Market Value August 31, 2013 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2014 (000)	Dividend Income (000)
U.S. Value	$28,913		$188,547	$211,884	$5,576	$5
U.S. Large Cap Growth	41,095		266,997	236,509	71,583	23
International Value	– 0	–	139,299	137,486	1,813	3
International Growth	2,756		108,393	107,688	3,461	2

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Notes to Financial Statements

Portfolio	Market Value August 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2014 (000)		Dividend Income (000)
Short Duration Bond	$2,210	$168,363	$119,248	$51,325		$12
Global Core Bond	23,620	345,547	351,624	17,543		14
Bond Inflation Protection	13,719	215,338	229,057	– 0	–	4
High-Yield	10,999	76,805	75,430	12,374		3
Small-Mid Cap Value	2,672	50,062	47,278	5,456		2
Small-Mid Cap Growth	2,695	46,164	45,588	3,271		2
Multi-Asset Real Return	58,458	105,019	159,685	3,792		9
Volatility Management	661,329	148,290	478,276	331,343		183

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2014 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$523,892	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	358,830		1,211			–0	–
International Value	592,416		180			–0	–
International Growth	483,877		– 0	–		–0	–
Short Duration Bond	14,788		– 0	–		–0	–
Global Core Bond	4,498		– 0	–		–0	–
Bond Inflation Protection	10,182		– 0	–		–0	–
High-Yield	39,127		– 0	–		–0	–
Small-Mid Cap Value	246,021		– 0	–		–0	–
Small-Mid Cap Growth	144,827		199			– 0	–
Multi-Asset Real Return	358,889		2,421			74
Volatility Management	177,044		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2014, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$259,436,792	$315,522,774
U.S. Large Cap Growth	356,863,878	540,757,773
International Value	285,405,197	318,295,064
International Growth	232,458,845	253,729,971
Short Duration Bond	140,310,866	45,942,267

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Purchases	Sales
Global Core Bond	$519,401,493	$465,805,990
Bond Inflation Protection	76,520,864	96,560,713
High-Yield	104,281,392	100,309,548
Small-Mid Cap Value	91,245,951	116,702,033
Small-Mid Cap Growth	95,079,230	137,209,811
Multi-Asset Real Return	171,195,216	166,028,358
Volatility Management	419,301,088	109,696,593

Purchases and sales of U.S. government securities for the six months ended February 28, 2014, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		13,337,786			83,688,859
Global Core Bond		426,461,270			429,357,144
Bond Inflation Protection		289,153,620			320,980,208
High-Yield		7,029,624			7,569,269
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		74,121,617			28,910,283
Volatility Management		– 0	–		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
U.S. Value	$281,767,738	$(6,250,637)	$275,517,101
U.S. Large Cap Growth	364,499,560	(3,668,263)	360,831,297
International Value	181,191,807	(28,773,558)	152,418,249
International Growth	170,379,672	(47,794,473)	122,585,199
Short Duration Bond	3,427,242	(4,110,496)	(683,254)
Global Core Bond	45,189,005	(17,224,535)	27,964,470
Bond Inflation Protection	24,479,193	(10,470,173)	14,009,020
High-Yield	26,435,095	(3,777,003)	22,658,092
Small-Mid Cap Value	81,710,775	(3,413,087)	78,297,688
Small-Mid Cap Growth	122,892,402	(582,846)	122,309,556
Multi-Asset Real Return	41,161,616	(23,740,459)	17,421,157
Volatility Management	238,655,079	(16,229,258)	222,425,821

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”) or to hedge or adjust the risk profile of its portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2014, the Short Duration Bond Portfolio, Global Core Bond Portfolio and Bond Inflation Protection Portfolio held futures for hedging purposes. The International Value Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2014, the International Growth Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. The Short Duration Bond Portfolio and Global Core Bond Portfolio held forward currency exchange contracts for hedging purposes. The International Value Portfolio and Bond Inflation Protection Portfolio held forward currency exchange contracts for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Notes to Financial Statements

the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended February 28, 2014, the High-Yield Portfolio held purchased options for hedging and non-hedging purposes. The Multi-Asset Real Return Portfolio held purchased options for hedging purposes. The High-Yield Portfolio held written options and swaptions for hedging and non-hedging purposes.

For the six months ended February 28, 2014, the High-Yield Portfolio had the following transactions in written options:

High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/13	160		$65,593
Options written	2,153		88,882
Options expired	(1,076)		(44,416)
Options bought back	(1,130)		(66,194)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 2/28/14	107		$43,865

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/13	78,440,000		$428,539
Swaptions written	199,639,000		335,731
Swaptions expired	(187,829,000)		(662,535)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 2/28/14	90,250,000		$101,735

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

At February 28, 2014, the maximum loss for written call options was unknown with a fair value of $109,140 expiring January 2015, as reflected in the Portfolio of Investments. In certain circumstances maximum loss amounts may be partially offset by upfront premium received upon entering into the contract.

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

During the six months ended February 28, 2014, the Bond Inflation Protection Portfolio and High-Yield Portfolio held interest rate swaps for hedging and non-hedging purposes. The Multi-Asset Real Return Portfolio held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2014, the Bond Inflation Protection Portfolio and Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the six months ended February 28, 2014, the Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an

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Notes to Financial Statements

amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended February 28, 2014, the Bond Inflation Protection Portfolio held credit default swaps for non-hedging purposes. The High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At February 28, 2014, the Bond Inflation Protection Portfolio and High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $4,072,420 and $32,072,645, with net unrealized appreciation of $212,615 and $2,264,150, respectively, and terms of less than 6 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of February 28, 2014, the Bond Inflation Protection Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

outstanding. The High-Yield Portfolio had Buy Contracts outstanding with the same reference obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $5,274,000.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2014, the High-Yield Portfolio and Multi-Asset Real Return Portfolio held total return swaps for non-hedging purposes. The Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes.

Dividend Swaps:

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund may gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount.

During the six months ended February 28, 2014, the High-Yield Portfolio held dividend swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from

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Notes to Financial Statements

the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of February 28, 2014, the Portfolios had OTC derivatives with contingent features in net liability positions:

Portfolio	Total OTC Derivatives in Net Liability Positions	Market Value of Collateral Pledged			Uncollateralized Amount
International Value	$1,255,275	$	– 0	–	$1,255,275
International Growth	5,592,707		– 0	–	5,592,707
Short Duration Bond	163,512		– 0	–	163,512
Global Core Bond	4,808,183		– 0	–	4,808,183
Bond Inflation Protection	1,053,550		(583,108)		470,442
High-Yield	2,085,933		(1,575,837)		715,687
Multi-Asset Real Return*	1,853,001		– 0	–	1,853,001
Volatility Management	1,556,697		(251,994)		1,556,697

*	Consolidated (see Note A).

If a trigger event had occurred at February 28, 2014, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At February 28, 2014, the Portfolios had entered into the following derivatives:

International Value Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on futures	$244,819	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	2,654,832		Unrealized depreciation of forward currency exchange contracts	$2,499,185

Total		$2,8,99,651			$2,499,185

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$579,188	$166,269

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,857,182	(1,595,275)

Total		$4,436,370	$(1,429,006)

International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,279,404	Unrealized depreciation of forward currency exchange contracts	$6,854,646

Total		$1,279,404		$6,854,646

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,633,697)	$(1,870,269)

Total		$(3,633,697)	$(1,870,269)

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Notes to Financial Statements

Short Duration Bond Portfolio

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$49,666	*	Receivable/Payable for variation margin on futures	$175,658	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	51,647		Unrealized depreciation of forward currency exchange contracts	37,571

Foreign exchange contracts				Unrealized depreciation on cross currency swaps	124,229

Total		$101,313			$337,458

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,200,321)	$(106,721)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	95,213	6,029

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,097	(128,325)

Total		$(1,100,011)	$(229,017)

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Notes to Financial Statements

Global Core Bond Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures	$468,023	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$125,445	Unrealized depreciation of forward currency exchange contracts	4,808,971

Total		$125,445		$5,276,994

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,585,254)	$(168,564)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,910,467)	(4,428,773)

Total		$(3,495,721)	$(4,597,337)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

Notes to Financial Statements

Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$8,856	*	Receivable/Payable for variation margin on futures	$490,482	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	206,526		Unrealized depreciation of forward currency exchange contracts	468,293
Interest rate contracts	Unrealized appreciation on interest rate swaps	1,458,081		Unrealized depreciation on interest rate swaps	741,823

Interest rate contracts	Unrealized appreciation on inflation swaps	12,420		Unrealized depreciation on inflation swaps	17,748

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	169,664	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	178,724	*

Credit contracts	Unrealized appreciation on credit default swaps	212,615

Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	729,339	*

Total		$2,068,162			$2,626,409

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,156,970)	$(215,593)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(114,118)	(95,455)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(600,305)	(79,349)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(111,367)	(673,128)

Total		$(3,982,760)	$(1,063,525)

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$104,878	*	Receivable/Payable for variation margin on futures	$36,806	*

Equity contracts	Receivable/Payable for variation margin on futures	201,991	*

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Notes to Financial Statements

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$201,296		Unrealized depreciation of forward currency exchange contracts	$500,784

Credit contracts	Investments in securities, at value	59,641

Equity contracts	Investments in securities, at value	364,405

Credit contracts				Swaptions written, at value	55,453

Equity contracts				Options written, at value	109,140

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared interest rate swaps	241,572	*

Credit contracts	Unrealized appreciation on credit default swaps	1,989,116		Unrealized depreciation on credit default swaps	1,547,141

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	349,660	*	Receivable/Payable for variation margin on centrally cleared credit default swaps	987,340	*

Equity contracts				Unrealized depreciation on total return swaps	176,733

Total		$3,270,987			$3,654,969

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

304	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$268,922	$26,908

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	585,666	342,045

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	40,980	(220,462)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(589,632)	(89,297)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,719,353)	831,623

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	662,535	(213,835)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(11,156)	(47,668)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$353,656	$(1,278,402)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,488,175	(2,057,925)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	68,950	(242,946)

Total		$1,148,743	$(2,949,959)

Multi-Asset Real Return Portfolio**
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on futures	$1,903,254	*	Receivable/Payable for variation margin on futures	$1,036,140	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	456,526		Unrealized depreciation of forward currency exchange contracts	1,756,451

Equity contracts	Investments, at value	435,634

Interest rate contracts	Unrealized appreciation on interest rate swaps	24,380

306	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Multi-Asset Real Return Portfolio**
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts			Unrealized depreciation on inflation swaps	$470,650

Equity contracts	Unrealized appreciation on total return swaps	$1,680,498

Total		$4,500,292		$3,263,241

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the consolidated portfolio of investments.

**	Consolidated (see Note A).

The effect of derivative instruments on the consolidated statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,160,931		$702,994

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	538,229		(1,819,554)

Equity contracts	Net realized gain (loss) on investments; Net change in unrealized appreciation/depreciation of investments	– 0	–	(751,130)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(60,952)		(557,269)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,947,493		108,606

Total		$7,585,701		$(2,316,353)

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Notes to Financial Statements

Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$11,682,732	*	Receivable/ Payable for variation margin on futures	$82,045	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,735,075		Unrealized depreciation of forward currency exchange contracts	2,521,094

Equity contracts	Unrealized appreciation on total return swaps	1,451,969

Total		$14,869,776			$2,603,139

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$51,408,961	$3,217,338

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	723,758	(508,631)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,168,205	4,996,104

Total		$66,300,924	$7,704,811

308	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended February 28, 2014:

International Value Portfolio
Futures:
Average original value of buy contracts	$4,392,096

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$296,185,967
Average principal amount of sale contracts	$303,234,482

International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$168,131,589
Average principal amount of sale contracts	$237,078,179

Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$252,340,097
Average original value of sale contracts	$94,980,422

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$498,156	(a)
Average principal amount of sale contracts	$11,294,438

Cross Currency Swaps:
Average notional amount	$2,837,640

(a) Positions were open for five months during the period.

Global Core Bond Portfolio
Futures:
Average original value of sale contracts	$66,031,539

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,981,525
Average principal amount of sale contracts	$514,578,480

Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$49,362,388	(a)
Average original value of sale contracts	$156,880,305

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,106,858
Average principal amount of sale contracts	$23,440,418

Interest Rate Swaps:
Average notional amount	$93,531,429

Inflation Swaps:
Average notional amount	$76,800,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$31,922,961	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$4,039,150

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,247,000	(b)

(a) Positions were open for four months during the period.
(b) Positions were open for five months during the period.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

Notes to Financial Statements

High-Yield Portfolio
Futures:
Average original value of buy contracts	$87,570,846
Average original value of sale contracts	$9,693,895

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$10,745,556
Average principal amount of sale contracts	$46,774,347

Purchased Options:
Average monthly cost	$1,308,626

Interest Rate Swaps:
Average notional amount	$109,710,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$77,284,000	(b)

Credit Default Swaps:
Average notional amount of buy contracts	$52,510,840
Average notional amount of sale contracts	$25,685,877

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$16,082,857
Average notional amount of sale contracts	$10,204,000

Total Return Swaps:
Average notional amount	$3,226,534

Dividend Swaps:
Average notional amount	$466,426	(a)

(a) Positions were open for two months during the period.
(b) Positions were open for five months during the period.

Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$43,031,554
Average original value of sale contracts	$37,397,702

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,927,713
Average principal amount of sale contracts	$103,229,110

Purchased Options:
Average monthly cost	$1,000,078	(a)

Interest Rate Swaps:
Average notional amount	$6,040,000

Inflation Swaps:
Average notional amount	$104,816,286

Total Return Swaps:
Average notional amount	$265,245,454

* Consolidated (see Note A).
(a) Positions were open for four months during the period.

310	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio
Futures:
Average original value of buy contracts	$334,335,036

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$203,425,424
Average principal amount of sale contracts	$183,114,114

Total Return Swaps:
Average notional amount	$121,116,054

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of February 28, 2014:

International Value Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received			Net Amount of Derivatives Assets
BNP Paribas SA	$930,897	$(777,174)		$	– 0	–	$153,723
Credit Suisse International	106,144	(84,806)			– 0	–	21,338
Exchange-Traded Goldman Sachs Co.*	1,658	– 0	–		– 0	–	1,658
HSBC Bank USA	2,404	(2,404)			– 0	–	– 0	–
Morgan Stanley & Co., Inc.	120,901	(120,901)			– 0	–	– 0	–
Standard Chartered Bank	89,052	– 0	–		– 0	–	89,052
State Street Bank & Trust Co.	1,219,756	(258,625)			– 0	–	961,131
UBS AG	185,678	– 0	–		– 0	–	185,678

Total	$2,656,490	$(1,243,910)		$	– 0	–	$1,412,580

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged			Net Amount of Derivatives Liabilities
BNP Paribas SA	$777,174	$(777,174)		$	– 0	–	$ – 0	–
Credit Suisse International	84,806	(84,806)			– 0	–	– 0	–
HSBC Bank USA	1,121,832	(2,404)			– 0	–	1,119,428
Morgan Stanley & Co., Inc.	256,748	(120,901)			– 0	–	135,847
State Street Bank & Trust Co.	258,625	(258,625)			– 0	–	– 0	–

Total	$2,499,185	$(1,243,910)		$	– 0	–	$1,255,275

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

Notes to Financial Statements

International Growth Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$1,015,819		$(998,354)		$	– 0	–	$17,465
Goldman Sachs Bank USA	178,128		(178,128)			– 0	–	– 0	–
State Street Bank & Trust Co.	85,457		(85,457)			– 0	–	– 0	–

Total	$1,279,404		$(1,261,939)		$	– 0	–	$17,465

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset			Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$998,354		$(998,354)		$	– 0	–	$ – 0	–
BNP Paribas SA	72,110		– 0	–		– 0	–	72,110
Goldman Sachs Bank USA	269,734		(178,128)			– 0	–	91,606
Royal Bank of Scotland PLC	4,518,725		– 0	–		– 0	–	4,518,725
Standard Chartered Bank	280,052		– 0	–		– 0	–	280,052
State Street Bank & Trust Co.	163,399		(85,457)			– 0	–	77,942
UBS AG	552,272		– 0	–		– 0	–	552,272

Total	$6,854,646		$(1,261,939)		$	– 0	–	$5,592,707

Short Duration Bond Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Goldman Sachs Co.*	$73,553	$	– 0	–		$–0	–	$73,553
State Street Bank & Trust Co.	51,647		– 0	–		– 0	–	51,647

Total	$125,200	$	– 0	–	$	– 0	–	$125,200

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset			Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$125,941	$	– 0	–	$	– 0	–	$125,941
BNP Paribas SA	3,082		– 0	–		– 0	–	3,082
Citibank, NA	34,489		– 0	–		– 0	–	34,489

Total	$163,512	$	– 0	–	$	– 0	–	$163,512

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

312	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Goldman Sachs Co.*	$82,727	$	– 0	–	$	– 0	–	$82,727
Royal Bank of Canada	124,657		– 0	–		– 0	–	124,657
State Street Bank & Trust Co.	788		(788)			– 0	–	– 0	–

Total	$208,172		$(788)		$	– 0	–	$207,384

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset			Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$497,758	$	– 0	–	$	– 0	–	$497,758
BNP Paribas SA	1,012,252		– 0	–		– 0	–	1,012,252
Royal Bank of Scotland PLC	190,262		– 0	–		– 0	–	190,262
State Street Bank & Trust Co.	578,739		(788)			– 0	–	577,951
UBS AG	2,529,960		– 0	–		– 0	–	2,529,960

Total	$4,808,971		$(788)		$	– 0	–	$4,808,183

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

Bond Inflation Protection Portfolio

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Bank of America, NA	$178,715	$	– 0	–	$	– 0	–	$	– 0	–	$178,715
Barclays Bank PLC	245,683		(12,816)			– 0	–		– 0	–	232,867
BNP Paribas SA	95,864		(2,201)			– 0	–		– 0	–	93,663
Credit Suisse International	44,672		(44,672)			– 0	–		– 0	–	– 0	–
Exchange-Traded Goldman Sachs Co.*	172,703		– 0	–		– 0	–		– 0	–	172,703
Goldman Sachs Bank USA	1,349		(1,349)			– 0	–		– 0	–	– 0	–
Exchange-Traded Morgan Stanley & Co., LLC/(CME Group)*	30,746		– 0	–		– 0	–		– 0	–	30,746
Morgan Stanley Capital Services LLC	1,290,702		(110,518)			(1,180,184	)**		– 0	–	– 0	–
Royal Bank of Scotland PLC	2,330		(2,330)			– 0	–		– 0	–	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

Notes to Financial Statements

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Standard Chartered Bank	$40,671	$ – 0	–	$	– 0	–	$	– 0	–	$40,671
State Street Bank & Trust Co.	428	(428)			– 0	–		– 0	–	– 0	–

Total	$2,103,863	$(174,314)			$(1,180,184)		$	– 0	–	$749,365

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$12,816	$(12,816)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	2,201	(2,201)			– 0	–		– 0	–	– 0	–
Credit Suisse International	72,595	(44,672)			– 0	–		– 0	–	27,923
Goldman Sachs Bank USA	103,277	(1,349)			– 0	–		– 0	–	101,928
JPMorgan Chase Bank, NA	691,582	– 0 – 0	– –		– 0	–		(583,108)		108,474
Exchange-Traded Morgan Stanley & Co. LLC/(INTRCONX)*	15,244	– 0	–		(15,244	)**		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	110,518	(110,518)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	13,286	(2,330)			– 0	–		– 0	–	10,956
State Street Bank & Trust Co.	221,589	(428)			– 0	–		– 0	–	221,161

Total	$1,243,108	$(174,314)			$(15,244)			$(583,108)		$470,442

*	In addition to the amounts reflected above, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

314	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivatives Assets
Bank of America, NA	$83,027	$(83,027)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	581,871	(7,161)	– 0	–	(467,034)	107,676
Exchange-Traded BNP Paribas SA	4,340	– 0	–	– 0	–	– 0	–	4,340
BNP Paribas SA	18,609	(18,452)	– 0	–	– 0	–	157
Citibank, NA	126,227	(126,227)	– 0	–	– 0	–	– 0	–
Credit Suisse International	432,083	(140,048)	– 0	–	(292,035	)**	– 0	–
Deutsche Bank AG London	89,512	(69,285)	– 0	–	– 0	–	20,227
Exchange-Traded Goldman Sachs Co.*	252,395	(127,338)	– 0	–	– 0	–	125,057
Goldman Sachs Bank USA	994,555	(628,397)	(366,158	)**	– 0	–	– 0	–
JPMorgan Chase Bank, NA	116,193	(116,193)	– 0	–	– 0	–	– 0	–
Exchange-Traded Morgan Stanley & Co. LLC	112,010	– 0	–	– 0	–	– 0	–	112,010
Exchange-Traded Morgan Stanley & Co. LLC/ (LCH Clearnet)*	49,632	– 0	–	– 0	–	– 0	–	49,632
Morgan Stanley Capital Services LLC	103,895	(103,895)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	1,120	(1,120)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	10,630	(10,630)	– 0	–	– 0	–	– 0	–
UBS AG	160,143	(37,203)	– 0	–	(122,940	)**	– 0	–

Total	$3,136,242	$(1,468,976)	$(366,158)	$(882,009)	$419,099

Counterparty	Derivative Liabilites Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
Bank of America, NA	$1,178,007	$(83,027)	$	– 0	–	$(1,068,535)	$26,445
Barclays Bank PLC	7,161	(7,161)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	18,452	(18,452)	– 0	–	– 0	–	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

Notes to Financial Statements

Counterparty	Derivative Liabilites Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
Citibank, NA	$532,295	$(126,227)	$	– 0	–	$–0	–	$406,068
Credit Suisse International	140,048	(140,048)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG London	69,285	(69,285)	– 0	–	– 0	–	– 0	–
Exchange-Traded Goldman Sachs Co.*	127,338	(127,338)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	628,397	(628,397)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	352,215	(116,193)	– 0	–	– 0	–	236,022
Exchange-Traded Morgan Stanley & Co. LLC/(INTRCONX)*	17,445	– 0	–	(17,445	)**	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	405,606	(103,895)	(301,711	)**	– 0	–	– 0	–
Royal Bank of Scotland PLC	19,617	(1,120)	– 0	–	– 0	–	18,497
State Street Bank & Trust Co.	39,285	(10,630)	– 0	–	– 0	–	28,655
UBS AG	37,203	(37,203)	– 0	–	– 0	–	– 0	–

Total	$3,572,354	$(1,468,976)	$(319,156)	$(1,068,535)	$715,687

*	In addition to the amounts reflected above, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Multi-Asset Real Return Portfolio

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received			Net Amount of Derivatives Assets
Bank of America, NA	$24,380	$ – 0	–	$	– 0	–	$24,380
Barclays Bank PLC	124,785	(124,785)			– 0	–	– 0	–
BNP Paribas SA	86,210	(86,210)			– 0	–	– 0	–
Deutsche Bank AG London	59,675	– 0	–		– 0	–	59,675
HSBC Bank USA	10,785	(10,785)			– 0	–	– 0	–
Exchange-Traded Morgan Stanley Co., Inc.*	435,634	– 0	–		– 0	–	435,634
Royal Bank of Scotland PLC	48,098	(48,098)			– 0	–	– 0	–
Standard Chartered Bank	102,150	(102,150)			– 0	–	– 0	–
State Street Bank & Trust Co.	2,072	(2,072)			– 0	–	– 0	–
UBS AG	22,751	– 0	–		– 0	–	22,751

Total	$916,540	$(374,100)		$	– 0	–	$542,440

Counterparty	Derivative Liabilites Subject to a MA	Derivatives Available for Offset		Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$689,576	$(124,785)		$	– 0	–	$564,791
BNP Paribas SA	129,139	(86,210)			– 0	–	42,929
Citibank, NA	53,848	– 0	–		– 0	–	53,848
Goldman Sachs Bank USA	470,600	– 0	–		– 0	–	470,600
HSBC Bank USA	44,071	(10,785)			– 0	–	33,286
JPMorgan Chase Bank, NA	495,323	– 0	–		– 0	–	495,323
Royal Bank of Scotland PLC	129,553	(48,098)			– 0	–	81,455
Standard Chartered Bank	155,072	(102,150)			– 0	–	52,922
State Street Bank & Trust Co.	59,919	(2,072)			– 0	–	57,847

Total	$2,227,101	$(374,100)		$	– 0	–	$1,853,001

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

Notes to Financial Statements

AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd.
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received		Securities Collateral Received			Net Amount of Derivatives Assets
Credit Suisse International	$550,331	$	– 0	–	$(170,000)		$	– 0	–	$380,331
Goldman Sachs International	579,836		– 0	–	(300,000)			– 0	–	279,836
JPMorgan Chase Bank, NA	550,331		– 0	–	– 0	–		– 0	–	550,331
Exchange-Traded Morgan Stanley Co., Inc.*	248,400		– 0	–	– 0	–		– 0	–	248,400

Total	$1,928,898	$	– 0	–	$(470,000)		$	– 0	–	$1,458,898

Volatility Management Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Collateral Received			Net Amount of Derivatives Assets
Bank of America, NA	$1,001,380	$	– 0	–		$(507,956)		$493,424
BNP Paribas SA	6,868		(6,868)			– 0	–	– 0	–
Citibank, NA	6,700		(6,700)			– 0	–	– 0	–
Credit Suisse International	501,642		(501,642)			– 0	–	– 0	–
Exchange-Traded Goldman Sachs Co.*	129,259		– 0	–		– 0	–	129,259
JPMorgan Chase Bank, NA	197,290		– 0	–		– 0	–	197,290
Royal Bank of Canada	501,715		– 0	–		– 0	–	501,715
Royal Bank of Scotland PLC	261,364		(261,364)			– 0	–	– 0	–
Standard Chartered Bank	2,045		(2,045)			– 0	–	– 0	–
State Street Bank & Trust Co.	71,856		(71,856)			– 0	–	– 0	–
UBS AG	636,184		(113,922)			(403,017)		119,245

Total	$3,316,303		$(964,397)			$(910,973)		$1,440,933

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset			Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$10,443	$	– 0	–	$	– 0	–	$10,443
BNP Paribas SA	7,378		(6,868)			– 0	–	510
Citibank, NA	13,346		(6,700)			– 0	–	6,646
Credit Suisse International	1,274,782		(501,642)			– 0	–	773,140
Goldman Sachs Bank USA	49,576		– 0	–		– 0	–	49,576
Royal Bank of Scotland PLC	447,102		(261,364)			– 0	–	185,738
Standard Chartered Bank	61,363		(2,045)			– 0	–	59,318
State Street Bank & Trust Co.	485,149		(71,856)			– 0	–	413,293
UBS AG	113,922		(113,922)			– 0	–	– 0	–
Westpac Banking Corp.	58,033		– 0	–		– 0	–	58,033

Total	$2,521,094		$(964,397)		$	– 0	–	$1,556,697

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at February 28, 2014.

See Note C.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

318	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 28, 2014, the Global Core Bond Portfolio earned drop income of $860,660, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended February 28, 2014, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio and High-Yield Portfolio were $373,027,143 and $7,194,008, respectively, and the daily weighted average interest rate were 0.08% and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

Notes to Financial Statements

(0.64)%, respectively. At February 28, 2014, the Bond Inflation Protection Portfolio and High-Yield Portfolio had reverse repurchase agreements outstanding in the amount of $194,083,891 and $18,393,051, respectively, as reported on the statements of assets and liabilities. During the period, the High-Yield Portfolio received net interest payments from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of February 28, 2014:

Bond Inflation Protection Portfolio

Counterparty	RVP Liabilities Subject to MA	Assets Available for Offset			Securities Collateral Pledged†		Net Amount of RVP Liabilities
Bank of America	$7,194,048	$	– 0	–	$(7,194,048	)*	$	– 0
Barclays Capital, Inc.	31,602,392		– 0	–	(31,602,392	)*		– 0	–
JPMorgan Chase	155,287,451		– 0	–	(155,287,451	)*		– 0	–

Total	$194,083,891	$	– 0	–	$(194,083,891)		$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

High-Yield Portfolio

Counterparty	RVP Liabilities Subject to MA	Assets Available for Offset			Securities Collateral Pledged†		Net Amount of RVP Liabilities
Barclays Capital, Inc.	$4,028,574	$	– 0	–	$(4,028,574	)*	$	– 0	–
Credit Suisse Securities (USA) LLC	14,364,477		– 0	–	(14,364,477	)*		– 0	–

Total	$18,393,051	$	– 0	–	$(18,393,051)		$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

The High-Yield Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Ortho-Clinical Diagnostics, Inc. LIBOR, 02/11/22	$950,000	$	– 0	–

During the six months ended February 28, 2014, the High-Yield Portfolio received commitment fees or additional funding fees during the period in the amount of $29,875.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

Notes to Financial Statements

is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of February 28, 2014, the value of securities on loan and cash collateral received which has been invested into AllianceBernstein Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan			Market Value of Cash Collateral
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		16,101,730			16,917,441
International Growth		10,571,507			11,139,093
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		3,369,916			3,607,746
Multi-Asset Real Return		12,565,242			14,234,175
Volatility Management		10,704,856			11,219,012

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the six months ended February 28, 2014 from the borrowers and AllianceBernstein Exchange Reserves are as follows:

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
U.S. Value	$1,887	$146
U.S. Large Cap Growth	19,819	2,122
International Value	181,799	6,271
International Growth	73,211	2,331
Small-Mid Cap Value	5,341	851
Small-Mid Cap Growth	12,366	1,469
Multi-Asset Real Return	162,869	4,544
Volatility Management	177,663	6,308

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended February 28, 2014 are as follows:

Portfolio	Market Value August 31, 2013 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2014 (000)
U.S. Value	$4,619		$7,260	$11,879	$	– 0	–
U.S. Large Cap Growth	– 0	–	32,699	32,699		– 0	–
International Value	18,856		186,645	188,584		16,917
International Growth	10,151		50,752	49,764		11,139
Small-Mid Cap Value	4,273		35,874	40,147		– 0	–
Small-Mid Cap Growth	1,426		45,778	43,596		3,608
Multi-Asset Real Return	8,991		173,120	167,877		14,234
Volatility Management	7,214		419,638	415,633		11,219

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

U.S. Value
Shares sold	967,838	1,183,034	$11,338,133	$11,491,466

Shares issued in reinvestment of dividends	1,215,871	3,021,184	14,081,451	28,758,993

Shares redeemed	(7,577,588)	(37,082,475)	(90,271,635)	(369,333,869)

Net decrease	(5,393,879)	(32,878,257)	$(64,852,051)	$(329,083,410)

U.S. Large Cap Growth
Shares sold	418,177	1,909,225	$6,463,152	$24,536,104

Shares issued in reinvestment of dividends and distributions	8,166,076	605,178	122,551,068	7,762,452

Shares redeemed	(10,605,099)	(20,552,571)	(165,410,792)	(276,865,594)

Net decrease	(2,020,846)	(18,038,168)	$(36,396,572)	$(244,567,038)

International Value
Shares sold	1,109,900	2,403,826	$8,864,145	$17,290,828

Shares issued in reinvestment of dividends	7,177,791	2,950,323	56,058,549	20,003,192

Shares redeemed	(9,989,630)	(32,534,185)	(80,306,299)	(230,620,316)

Net decrease	(1,701,939)	(27,180,036)	$(15,383,605)	$(193,326,296)

International Growth
Shares sold	2,042,637	2,626,294	$17,898,075	$21,562,212

Shares issued in reinvestment of dividends	1,937,178	950,824	17,047,166	7,559,047

Shares redeemed	(5,630,958)	(22,312,662)	(50,114,002)	(180,906,163)

Net decrease	(1,651,143)	(18,735,544)	$(15,168,761)	$(151,784,904)

Short Duration Bond
Shares sold	5,250,392	9,294,272	$49,535,571	$88,279,786

Shares issued in reinvestment of dividends	610,035	1,607,007	5,750,762	15,257,868

Shares redeemed	(3,493,412)	(9,049,228)	(32,967,146)	(85,786,105)

Net increase	2,367,015	1,852,051	$22,319,187	$17,751,549

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Global Core Bond
Shares sold	4,103,236	6,647,889	$41,835,038	$70,027,232

Shares issued in reinvestment of dividends and distributions	2,152,146	6,886,803	21,848,432	73,095,760

Shares redeemed	(5,061,138)	(13,406,399)	(51,687,253)	(143,435,753)

Net increase (decrease)	1,194,244	128,293	$11,996,217	$(312,761)

Bond Inflation Protection
Shares sold	3,748,424	6,299,709	$37,671,184	$66,900,987

Shares issued in reinvestment of dividends and distributions	3,467,865	4,389,903	33,915,716	47,454,854

Shares redeemed	(2,911,659)	(7,080,774)	(29,085,012)	(77,538,597)

Net increase	4,304,630	3,608,838	$42,501,888	$36,817,244

High-Yield
Shares sold	696,962	791,746	$7,373,624	$8,334,476

Shares issued in reinvestment of dividends	1,325,337	3,004,789	13,947,613	31,454,782

Shares redeemed	(2,370,236)	(7,018,006)	(25,138,065)	(73,590,956)

Net decrease	(347,937)	(3,221,471)	$(3,816,828)	$(33,801,698)

Small-Mid Cap Value
Shares sold	199,732	288,133	$2,640,447	$3,448,903

Shares issued in reinvestment of dividends and distributions	3,285,073	4,272,663	42,327,933	46,119,513

Shares redeemed	(2,047,551)	(8,771,559)	(27,692,639)	(107,174,870)

Net increase (decrease)	1,437,254	(4,210,763)	$17,275,741	$(57,606,454)

Small-Mid Cap Growth
Shares sold	180,795	323,787	$2,409,941	$3,870,351

Shares issued in reinvestment of dividends and distributions	5,136,710	6,357,637	61,218,594	66,850,692

Shares redeemed	(3,487,509)	(7,448,847)	(45,502,934)	(91,549,103)

Net increase (decrease)	1,829,996	(767,423)	$18,125,601	$(20,828,060)

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31, 2013

Multi-Asset Real Return*
Shares sold	9,153,848	75,488,029	$78,615,233	$656,495,710

Shares issued in reinvestment of dividends	2,714,536	2,761,825	22,422,067	23,613,602

Shares redeemed	(8,438,059)	(53,653,971)	(68,747,933)	(455,406,870)

Net increase	3,430,325	24,595,883	$32,289,367	$224,702,442

Volatility Management
Shares sold	2,398,161	5,125,145	$27,974,813	$55,374,191

Shares issued in reinvestment of dividends and distributions	14,138,439	1,827,801	160,188,523	18,808,069

Shares redeemed	(11,773,026)	(32,121,859)	(139,859,360)	(352,233,093)

Net increase (decrease)	4,763,574	(25,168,913)	$48,303,976	$(278,050,833)

*	Consolidated (see Note A).

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

U.S. Value	2013	2012
Distributions paid from:
Ordinary income	$28,758,993	$42,821,254

Total distributions paid	$28,758,993	$42,821,254

U.S. Large Cap Growth	2013	2012
Distributions paid from:
Ordinary income	$7,762,452	$20,454,820

Total distributions paid	$7,762,452	$20,454,820

International Value	2013	2012
Distributions paid from:
Ordinary income	$20,003,192	$18,401,328

Total distributions paid	$20,003,192	$18,401,328

International Growth	2013	2012
Distributions paid from:
Ordinary income	$7,559,047	$17,085,762

Total distributions paid	$7,559,047	$17,085,762

Short Duration Bond	2013	2012
Distributions paid from:
Ordinary income	$15,257,868	$15,303,830

Total distributions paid	$15,257,868	$15,303,830

Global Core Bond	2013	2012
Distributions paid from:
Ordinary income	$50,404,270	$50,664,246
Long-term capital gains	22,691,490	21,335,294

Total distributions paid	$73,095,760	$71,999,540

Bond Inflation Protection	2013	2012
Distributions paid from:
Ordinary income	$35,540,077	$43,265,419
Long-term capital gains	11,914,777	12,914,162

Total distributions paid	$47,454,854	$56,179,581

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

Notes to Financial Statements

High-Yield	2013		2012
Distributions paid from:
Ordinary income	$31,454,782		$29,996,780

Total distributions paid	$31,454,782		$29,996,780

Small-Mid Cap Value	2013		2012
Distributions paid from:
Ordinary income	$7,681,134		$4,570,365
Long-term capital gains	38,438,378		– 0	–

Total distributions paid	$46,119,512		$4,570,365

Small-Mid Cap Growth	2013		2012
Distributions paid from:
Ordinary income	$2,248,378		$2,298,494
Long-term capital gains	64,602,314		124,716,703

Total distributions paid	$66,850,692		$127,015,197

Multi-Asset Real Return	2013		2012
Distributions paid from:
Ordinary income	$23,613,602		$34,377,414

Total distributions paid	$23,613,602		$34,377,414

Volatility Management	2013		2012
Distributions paid from:
Ordinary income	$18,808,069		$9,572,404
Long-term capital gains	– 0	–	20,934,041

Total distributions paid	$18,808,069		$30,506,445

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
U.S. Value	$6,252,610	$	– 0	–	$(476,572,291)		$196,957,616	$(273,362,065)
U.S. Large Cap Growth	2,580,346		65,417,284		– 0	–	285,245,250	353,242,880
International Value	56,162,020		– 0	–	(524,026,606)		66,216,895	(401,647,691)
International Growth	11,474,048		– 0	–	(414,496,400)		69,448,704	(333,573,648)
Short Duration Bond	380,609		– 0	–	(71,394,664)		(6,494,370)	(77,508,425)
Global Core Bond	11,200,074		1,794,483		(1,965,515)		(2,081,995)	8,947,047

328	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains		Accumulated Capital and Other Gains (Losses)(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Bond Inflation Protection	$12,755,573	$21,065,131		$	– 0	–	$(8,824,802)	$24,995,902
High-Yield	5,206,476	– 0	–		(25,245,503)		10,380,217	(9,658,810)
Small-Mid Cap Value	6,655,541	28,231,327			– 0	–	59,146,295	94,033,163
Small-Mid Cap Growth	680,573	50,847,787			– 0	–	90,780,225	142,308,585
Multi-Asset Real Return	16,805,582	– 0	–		(245,558,706)		(87,583,355)	(316,336,479)
Volatility Management	60,491,742	31,590,633			– 0	–	100,325,534	192,407,909

(a)

During the fiscal year ended August 31, 2013, U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Portfolio, High-Yield Portfolio, and Multi-Asset Real Return Portfolio utilized capital loss carryforwards of $153,410,924, $37,256,692, $117,896, $3,231,858, $589,495, $14,208,530 and $12,530,305, respectively, to offset current year net realized gains. At August 31, 2013, Global Core Bond Portfolio deferred $1,965,515 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Multi-Asset Real Return Portfolio elected to defer $3,885,671, of post-October short-term capital losses that are deemed to arise on September 1, 2013. Additionally, as of August 31, 2013 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments and Treasury inflation-protected securities, return of capital distributions received from underlying securities, and the tax treatment of earnings from a wholly owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of earnings from a wholly-owned subsidiary, and the tax treatment of post August 17, 2012 French Withholding tax on dividends.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

Notes to Financial Statements

As of August 31, 2013, the Pooling Portfolios had net capital loss carryforwards of which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount		Expiration
U.S. Value	$476,572,291		n/a		2018
International Value	51,400,581		n/a		2017
International Value	325,801,637		n/a		2018
International Value	31,645,525		$115,178,863		No expiration
International Growth	45,345,293		n/a		2017
International Growth	302,930,744		n/a		2018
International Growth	66,220,363		n/a		No expiration
Short Duration Bond	529,195		n/a		2014
Short Duration Bond	3,562,331		n/a		2015
Short Duration Bond	1,756,801		n/a		2016
Short Duration Bond	19,308,695		n/a		2017
Short Duration Bond	11,669,892		n/a		2018
Short Duration Bond	8,417,896		n/a		2019
Short Duration Bond	3,225,906		22,923,948		No expiration
Global Core Bond	– 0	–	– 0	–	n/a
Bond Inflation Protection	– 0	–	– 0	–	n/a
High-Yield	25,245,503		n/a		2018
Small-Mid Cap Value	– 0	–	– 0	–	n/a
Small-Mid Cap Growth	– 0	–	– 0	–	n/a
Multi-Asset Real Return	241,673,035		n/a		2018

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

330	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.96	$ 8.73	$ 7.97	$ 7.18	$ 7.22	$ 9.27

Income From Investment Operations
Net investment income(a)	.18	.24	.23	.18	.16	.21
Net realized and unrealized gain (loss) on investment transactions	1.34	2.23	.76	.77	(.03)	(2.03)

Net increase (decrease) in net asset value from operations	1.52	2.47	.99	.95	.13	(1.82)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.24)	(.23)	(.16)	(.17)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)

Total dividends and distributions	(.14)	(.24)	(.23)	(.16)	(.17)	(.23)

Net asset value, end of period	$ 12.34	$ 10.96	$ 8.73	$ 7.97	$ 7.18	$ 7.22

Total Return
Total investment return based on net asset value(c)	13.97	%*	28.67	%*	12.75	%*	13.21%	1.64%	(19.36)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,186	$1,113	$1,173	$1,943	$1,938	$2,091
Ratio to average net assets of:
Expenses	.02	%^	.02%	.02%	.01	%+	.01%	.02%
Net investment income	2.96	%^	2.44%	2.75%	2.14	%+	2.09%	3.23%
Portfolio turnover rate	23%	53%	40%	65%	73%	59%

See footnote summary on page 343.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.53	$ 12.30	$ 10.66	$ 8.94	$ 9.25	$ 11.08

Income From Investment Operations
Net investment income(a)	.06	.12	.12	.12	.11	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.91	2.20	1.67	1.70	(.31)	(1.83)

Net increase (decrease) in net asset value from operations	2.97	2.32	1.79	1.82	(.20)	(1.72)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.09)	(.15)	(.10)	(.11)	(.11)
Distributions from net realized gain on investment transactions	(1.64)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.72)	(.09)	(.15)	(.10)	(.11)	(.11)

Net asset value, end of period	$ 15.78	$ 14.53	$ 12.30	$ 10.66	$ 8.94	$ 9.25

Total Return
Total investment return based on net asset value(c)	21.04%	18.92%	16.99	%*	20.35	%*	(2.23	)%*	(15.41)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,187	$1,123	$1,173	$1,953	$1,924	$2,078
Ratio to average net assets of:
Expenses	.02	%^	.02%	.02%	.02	%+	.01%	.02%
Net investment income	.78	%^	.87%	1.10%	1.09	%+	1.13%	1.40%
Portfolio turnover rate	32%	57%	85%	91%	81%	108%

See footnote summary on page 343.

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 7.46		$ 6.39		$ 6.98		$ 6.93		$ 7.50		$ 10.37

Income From Investment Operations
Net investment income(a)	.16		.23		.23		.24		.21		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96		.98		(.70)		.13		(.60)		(2.55)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)

Net increase (decrease) in net asset value from operations	1.12		1.21		(.47)		.37		(.39)		(2.32)

Less: Dividends and Distributions
Dividends from net investment income	(.46)		(.14)		(.12)		(.32)		(.18)		(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.36)

Total dividends and distributions	(.46)		(.14)		(.12)		(.32)		(.18)		(.55)

Net asset value, end of period	$ 8.12		$ 7.46		$ 6.39		$ 6.98		$ 6.93		$ 7.50

Total Return
Total investment return based on net asset value(c)	15.30%		19.15%		(6.69)%		4.82%		(5.15)%		(20.71)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,018		$947		$986		$984		$1,013		$1,127
Ratio to average net assets of:
Expenses(d)	.05	%^	.05%		.04%		.04	%+	.04%		.06%
Net investment income	3.90	%^	3.16%		3.56%		3.00	%+	2.70%		3.56%
Portfolio turnover rate	29%		58%		61%		58%		60%		56%

See footnote summary on page 343.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.27	$ 7.54	$ 8.27	$ 8.18	$ 8.12	$ 11.27

Income From Investment Operations
Net investment income(a)	.07	.20	.18	.19	.19	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74	.59	(.78)	.26	.16	(3.11)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.81	.79	(.60)	.45	.35	(2.88)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.06)	(.13)	(.36)	(.29)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)

Total dividends and distributions	(.15)	(.06)	(.13)	(.36)	(.29)	(.27)

Net asset value, end of period	$ 8.93	$ 8.27	$ 7.54	$ 8.27	$ 8.18	$ 8.12

Total Return
Total investment return based on net asset value(c)	9.88%	10.53%	(7.19)%	5.15%	4.20%	(25.32)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,001	$941	$999	$1,022	$1,037	$1,078
Ratio to average net assets of:
Expenses	.04	%^	.04%	.04%	.04	%+	.03%	.05%
Net investment income	1.48	%^	2.40%	2.36%	2.15	%+	2.27%	3.19%
Portfolio turnover rate	24%	55%	93%	73%	119%	111%

See footnote summary on page 343.

334	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
		2013	2012		2011	2010	2009

Net asset value, beginning of period	$ 9.42	$ 9.56	$ 9.59		$ 9.56	$ 9.26	$ 9.37

Income From Investment Operations
Net investment income(a)	.05	.09	.12		.17	.25	.36
Net realized and unrealized gain (loss) on investment transactions	.05	(.08)	– 0	–	.05	.32	(.08)

Net increase in net asset value from operations	.10	.01	.12		.22	.57	.28

Less: Dividends
Dividends from net investment income	(.06)	(.15)	(.15)		(.19)	(.27)	(.39)

Net asset value, end of period	$ 9.46	$ 9.42	$ 9.56		$ 9.59	$ 9.56	$ 9.26

Total Return
Total investment return based on net asset value(c)	.93%	.14%*	1.24%		2.36%	6.26%	3.14%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$962	$936	$933		$1,286	$1,218	$1,108
Ratio to average net assets of:
Expenses(d)	.03%^	.03%	.03%		.05%+	.12%	.04%
Net investment income	1.06%^	.94%	1.26%		1.75%+	2.64%	4.06%
Portfolio turnover rate	14%	114%	129%		88%	130%	153%

See footnote summary on page 343.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	335

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.18	$ 11.00	$ 10.88	$ 10.78	$ 9.98	$ 9.70

Income From Investment Operations
Net investment income(a)	.15	.29	.33	.41	.45	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.38)	.40	.15	.80	.33

Net increase (decrease) in net asset value from operations	.33	(.09)	.73	.56	1.25	.84

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.37)	(.34)	(.43)	(.45)	(.56)
Distributions from net realized gain on investment transactions	(.02)	(.36)	(.27)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.73)	(.61)	(.46)	(.45)	(.56)

Net asset value, end of period	$ 10.30	$ 10.18	$ 11.00	$ 10.88	$ 10.78	$ 9.98

Total Return
Total investment return based on net asset value(c)	3.30%	(.94	)%*	6.98	%†	5.38%	12.84%	9.26%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,066	$1,041	$1,124	$1,307	$1,353	$1,281
Ratio to average net assets of:
Expenses(d)	.03	%^	.03%	.03%	.03	%+	.13%	.04%
Net investment income	2.90	%^	2.77%	2.99%	3.87	%+	4.38%	5.47%
Portfolio turnover rate(e)	88%	116%	163%	114%	94%	108%

See footnote summary on page 343.

336	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.15	$ 11.22	$ 11.46	$ 10.70	$ 9.91	$ 10.74

Income From Investment Operations
Net investment income(a)	.06	.32	.38	.68	.34	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(.69)	.32	.40	.58	(.19)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.26	(.37)	.70	1.08	.92	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.52)	(.72)	(.32)	(.13)	(.68)
Distributions from net realized gain on investment transactions	(.31)	(.18)	(.22)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.70)	(.94)	(.32)	(.13)	(.68)

Net asset value, end of period	$ 9.96	$ 10.15	$ 11.22	$ 11.46	$ 10.70	$ 9.91

Total Return
Total investment return based on net asset value(c)	2.64%	(3.70)%	6.59%	10.28%	9.31%	(.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$782,786	$753,515	$792,721	$712,731	$667,764	$586,321
Ratio to average net assets of:
Expenses(d)	.08	%^	.13%	.11%	.12	%+	.07%	.04%
Net investment income	1.14	%^	3.00%	3.44%	6.21	%+	3.25%	.44%
Portfolio turnover rate	34%	49%	52%	39%	21%	20%

See footnote summary on page 343.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	337

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.38	$ 10.31	$ 9.71	$ 9.85	$ 8.51	$ 8.87

Income From Investment Operations
Net investment income(a)	.37	.75	.76	.87	.89	.81
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	.18	.53	(.08)	1.33	(.38)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase in net asset value from operations	.86	.93	1.29	.79	2.22	.43

Less: Dividends
Dividends from net investment income	(.40)	(.86)	(.69)	(.93)	(.88)	(.79)

Net asset value, end of period	$ 10.84	$ 10.38	$ 10.31	$ 9.71	$ 9.85	$ 8.51

Total Return
Total investment return based on net asset value(c)	8.42%	9.24%	13.95%	8.07%	27.01%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$378,957	$366,553	$397,208	$482,423	$487,751	$463,400
Ratio to average net assets of:
Expenses(d)	.09	%^	.09%	.07%	.07	%+	.05%	.06%
Net investment income	7.04	%^	7.15%	7.87%	8.53	%+	9.29%	11.13%
Portfolio turnover rate	29%	63%	57%	55%	34%	40%

See footnote summary on page 343.

338	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.09	$ 11.72	$ 10.38	$ 9.08	$ 8.10	$ 11.19

Income From Investment Operations
Net investment income(a)	.11	.18	.16	.15	.11	.14
Net realized and unrealized gain (loss) on investment transactions	1.99	2.94	1.30	1.30	.99	(2.34)

Net increase (decrease) in net asset value from operations	2.10	3.12	1.46	1.45	1.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.26)	(.12)	(.15)	(.12)	(.14)
Distributions from net realized gain on investment transactions	(1.72)	(1.49)	– 0	–	– 0	–	– 0	–	(.75)

Total dividends and distributions	(1.83)	(1.75)	(.12)	(.15)	(.12)	(.89)

Net asset value, end of period	$ 13.36	$ 13.09	$ 11.72	$ 10.38	$ 9.08	$ 8.10

Total Return
Total investment return based on net asset value(c)	16.62%	29.94%	14.21%	15.84%	13.56%	(16.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$337,586	$311,954	$328,749	$497,049	$500,525	$553,145
Ratio to average net assets of:
Expenses	.06	%^	.06%	.05%	.04	%+	.04%	.04%
Net investment income	1.65	%^	1.48%	1.47%	1.36	%+	1.20%	2.00%
Portfolio turnover rate	28%	49%	52%	65%	54%	60%

See	footnote summary on page 343.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	339

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 13.16	$ 13.23	$ 16.09	$ 11.77	$ 10.18	$ 12.62

Income From Investment Operations
Net investment income(a)	.02	.09	.08	.07	.05	.04
Net realized and unrealized gain (loss) on investment transactions	2.49	2.62	2.15	4.32	1.59	(2.44)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.51	2.71	2.23	4.39	1.64	(2.40)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.09)	(.09)	(.07)	(.05)	(.04)
Distributions from net realized gain on investment transactions	(2.62)	(2.69)	(5.00)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.67)	(2.78)	(5.09)	(.07)	(.05)	(.04)

Net asset value, end of period	$ 13.00	$ 13.16	$ 13.23	$ 16.09	$ 11.77	$ 10.18

Total Return
Total investment return based on net asset value(c)	20.94	%*	25.85	%*	17.77	%*	37.31	%*	16.13%	(18.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$336,601	$316,708	$328,634	$504,936	$520,593	$548,279
Ratio to average net assets of:
Expenses	.07	%^	.06%	.06%	.04	%+	.04%	.05%
Net investment income	.26	%^	.70%	.55%	.43	%+	.46%	.49%
Portfolio turnover rate	29%	72%	68%	75%	91%	107%

See	footnote summary on page 343.

340	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Six Months Ended February 28, 2014** (unaudited)	Year Ended August 31,
2013**	2012**	2011**	2010	2009

Net asset value, beginning of period	$ 8.25	$ 8.67	$ 9.13	$ 8.57	$ 7.68	$ 9.56

Income From Investment Operations
Net investment income(a)	.07	.17	.18	.24	.28	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(.31)	(.25)	1.06	.83	(2.11)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53	(.14)	(.07)	1.30	1.11	(1.83)

Less: Dividends
Dividends from net investment income	(.24)	(.28)	(.39)	(.74)	(.22)	(.05)

Net asset value, end of period	$ 8.54	$ 8.25	$ 8.67	$ 9.13	$ 8.57	$ 7.68

Total Return
Total investment return based on net asset value(c)	6.49%	(1.69)%	(.45	)%*	15.42%	14.68%	(19.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$779,230	$724,226	$547,929	$937,281	$925,042	$994,537
Ratio to average net assets of:
Expenses(d)	.49	%^	.06%	.06%	.05	%+	.03%	.05%
Net investment income	1.56	%^	1.89%	2.11%	2.52	%+	3.43%	4.46%
Portfolio turnover rate	26%	126%	110%	156%	57%	76%

See	footnote summary on page 343.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	341

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Volatility Management
Six Months Ended February 28, 2014 (unaudited)	Year Ended August 31,	April 16, 2010(f) to August 31,
2013	2012	2011	2010

Net asset value, beginning of period	$ 11.38	$ 10.24	$ 10.27	$ 9.31	$ 10.00

Income From Investment Operations
Net investment income(a)	.11	.15	.07	.09	(g)	.04	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.43	1.11	.24	1.36	(.73)

Net increase (decrease) in net asset value from operations	1.54	1.26	.31	1.45	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.12)	(.06)	(.08)	– 0	–
Distributions from net realized gain on investment transactions	(.82)	– 0	–	(.28)	(.41)	– 0	–

Total dividends and distributions	(1.19)	(.12)	(.34)	(.49)	– 0	–

Net asset value, end of period	$ 11.73	$ 11.38	$ 10.24	$ 10.27	$ 9.31

Total Return
Total investment return based on net asset value(c)	13.92%	12.40%	3.10%	15.61%	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,695	$1,590	$1,688	$284	$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%^	.05%	.04%	.15	%+	.15	%^+
Expenses, before waivers/reimbursements	.04	%^	.05%	.04%	.16	%+	.21	%^+
Net investment income	1.90	%^	1.40%	.68%	.88	%+(g)	1.06	%^+(g)
Portfolio turnover rate	9%	80%	130%	81%	51%
See footnote summary on page 343.

342	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense and TALF administration fees, where applicable:

	Six Months Ended February 28, 2014 (unaudited)		Year Ended August 31,
			2013	2012	2011		2010	2009
International Value Portfolio
Expenses	.05	%^	.05%	.04%	.04	%+	.04%	.06%
Short Duration Bond Portfolio
Expenses	.03	%^	.03%	.03%	.03	%+	.02%	.03%
Global Core Bond Portfolio
Expenses	.03	%^	.03%	.03%	.02	%+	.02%	.03%
Bond Inflation Protection Portfolio
Expenses	.04	%^	.04%	.04%	.04	%+	.04%	.04%
High-Yield Portfolio
Expenses	.09	%^	.09%	.07%	.07	%+	.05%	.06%
Multi-Asset Real Return Portfolio
Expenses	.06	%**^	.06%**	.06%**	.05	%**+	.03%	.05%

(e)	The Portfolio accounts for dollar roll transactions as purchases and sales.

(f)	Commencement of operations.

(g)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Value Portfolio for the six months ended February 28, 2014 and the years ended August 31, 2013 and August 31, 2012 by 0.02%, 0.08% and 0.01%, respectively, U.S. Large Cap Growth Portfolio for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01%, and 0.01%, respectively, Short Duration Bond Portfolio for the year ended August 31, 2013 by 0.02%, Global Core Bond for the year ended August 31, 2013 by 0.01%, Small-Mid Cap Growth Portfolio for the six months ended February 28, 2014 and the years ended August 31, 2013, August 31, 2012 and August 31, 2011 by 0.03%, 0.14%, 0.01% and 0.01%, respectively and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

**	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	343

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

Sharon E. Fay, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Gregory L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Wen-Tse Tseng, Vice President

Jean-Francois Van de Walle, Vice

President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

344	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Jonathan E. Ruff is the senior most member of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko, Mr. Laurent Saltiel and Mr. Jean-Francois Van de Walle are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	345

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the fixed-income portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 5-7, 2013:

•	AllianceBernstein Short Duration Bond Portfolio

•	AllianceBernstein Global Core Bond Portfolio (formerly named AllianceBernstein Intermediate Duration Bond Portfolio)

•	AllianceBernstein Bond Inflation Protection Portfolio (formerly named AllianceBernstein Inflation Protected Securities Portfolio)

•	AllianceBernstein High-Yield Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

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or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date they had not approved requests for reimbursements in respect of the Portfolios. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	347

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed to the Portfolios revenues and expenses relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with AllianceBernstein High-Yield Portfolio was not profitable to it in 2011 or 2012. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each other Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be lower (and a Portfolio’s unprofitability to the Adviser would be exacerbated) without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

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Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more indices, in each case for the 1-, 3- and 5-year periods ended July 31, 2013 and (in the case of comparisons with the indices) the period since inception (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 5-year periods, and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Bank of America Merrill Lynch 1-3 Year Treasury Index in the 1-, 3- and 5-year periods but lagged it in the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AllianceBernstein Global Core Bond Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Barclays Global Index”) and the Barclays Capital U.S. Aggregate Bond Index in all periods except that it lagged the Barclays Global Index in the 1-year period. The trustees noted the Adviser’s changes to the investment policies and restrictions of the Portfolio, and the related changes to the Portfolio’s name (to AllianceBernstein Global Core Bond Portfolio) and its benchmark (to the Barclays Capital Global Aggregate Bond Index, hedged to U.S. dollars) effective December 2011. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

AllianceBernstein Bond Inflation Protection Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	349

3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. It outperformed the Barclays Capital 1-10 Year Treasury Inflation Protected Securities (TIPS) Index in all periods. The trustees noted that in 2010 they had approved modifications to the Portfolio’s investment guidelines and a name change to AllianceBernstein Bond Inflation Protection Portfolio from AllianceBernstein Inflation Protected Securities Portfolio. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

AllianceBernstein High-Yield Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays Capital U.S. High Yield 2% Issuer Capped Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the various Pooling Investors. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

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The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	351

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Global Core Bond Portfolio3

Bond Inflation Protected Securities Portfolio

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s fee evaluation was completed on October 24, 2013and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3

Effective December 31, 2011, Intermediate Duration Bond Portfolio changed its name to Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollars to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions.

The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc. – AllianceBernstein Retirement Strategies (“Retirement Strategies”),5 certain series of The

4	Jones v. Harris at 1427.
5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	353

AllianceBernstein Portfolios – AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”).

Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies:
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies:
2015, 2020, 2025	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

6	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. AllianceBernstein Wealth Appreciation Strategy is not included since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

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The AllianceBernstein Portfolios –Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2012:

Portfolios	Total Expense Ratio[7]
Age-Based Education Strategies[8]

Age-Based Aggressive Growth 2011-2013	0.94%

[7]	The total expense ratios do not include an annual distribution fee of 1.00% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

[8]	For all Education Strategies held by Rhode Island resident accounts, which account for 4.37% of all accounts and 5.64% in terms of net assets as of September 30, 2013, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	355

Portfolios	Total Expense Ratio[7]
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Education Strategies

Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2013 are set forth below:

Portfolio	9/30/2013 Net Assets ($MM)
Short Duration Bond Portfolio	$937.6
Global Core Bond Portfolio	$1,051.6
Bond Inflation Protected Securities Portfolio	$765.1
High-Yield Portfolio	$370.5

7	The total expense ratios do not include an annual distribution fee of 1.00% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

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Set forth below are the most recent semi-annual total expense ratios of the Portfolios. The Portfolio’s fiscal year end is August 31.9

Portfolio	02/28/13 Total Expense Ratio (%)[10]
Short Duration Bond Portfolio	0.03%
Global Core Bond Portfolio	0.03%
Bond Inflation Protected Securities Portfolio	0.04%
High-Yield Portfolio	0.08%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

9	Semi-annual total expense ratios are unaudited.

10	Annualized.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	357

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2013 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.12

Portfolio	Portfolio Net Assets 09/30/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[13]	$937.6	Low Duration 0.30% on the first $20 million 0.20% on the next $80 million 0.15% on the next $150 million 0.12.5% on the next $250 million 0.10% on the balance Minimum Account Size: $25m	0.127%

Global Core Bond Portfolio	$1,051.6	Global Fixed Income 0.45% on the first $30 million 0.23% on the balance Minimum Account Size: $25m	0.236%

Bond Inflation Protection Portfolio	$765.1	TIPS Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25m	0.212%

High-Yield Portfolio	$370.5	U.S. High Yield 0.55% on the first $50 million 0.35 % on the balance Minimum Account Size: $50m	0.376%

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

13	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

358	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF / AVPS funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Global Core Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages the Short Duration Plus Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar investment style as Short Duration Bond Portfolio. The advisory fee schedule of SCB Fund – Short Duration Bond Portfolio and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedule been applicable to the Portfolio based on September 30, 2013 net assets are set forth below:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.440%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	359

sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as Global Core Bond Portfolio:

Portfolio	Luxembourg Fund	Fee
Global Core Bond Portfolio	Global Bond Class A Class I (Institutional)	1.10% 0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as Global Core Bond Portfolio and High Yield Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Fee
Global Core Bond Portfolio	Global Bond Fund Global Bond Fund 1	0.54%

	Global Bond Fund 2, 3	0.45%

High-Yield Portfolio	High Yield Open Fund	1.00%

The Adviser provides sub-advisory services to investment companies managed by other fund families. Set forth below is the sub-advisory relationship that has a somewhat similar investment style as Global Core Bond Portfolio.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Fund Effective Management Fee (%)
Global Core Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

As stated previously, the Adviser is paid an advisory fee by the institutional clients that invest in the Pooling Portfolios. The fee paid by those Institutional Clients covers a blend of investment services, including equity and fixed income, and is higher than the fee charged to a typical fixed income retail mutual fund managed by the Adviser because of the additional non-fixed income services received by those institutional clients. However, even if the investment services provided to those institutional clients were only fixed income, the advisory fees

360	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

charged to the Institutional Clients would appear to be higher than the fee charged to the a sub-advisory relationship due to various factors, including differences in terms of the service provided, risks involved and other competitive factors.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies dated July 25, 2013. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, provided additional information for expense and performance comparisons. Lipper compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent14 and distribution fees

14	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	361

from the total expense ratios of the Portfolios’ peers15. Lipper’s analysis included the Portfolios’ rankings16 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).17

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio18. The result of Lipper’s analysis is set forth below:

Portfolio	Total Expense Ratio (%)[19]	Lipper Exp. Group Median (%)[20]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.030	0.053	1/14	0.116	2/53
Global Core Bond Portfolio	0.032	0.167	1/12	0.199	1/32
Bond Inflation Protected Securities Portfolio	0.036	0.050	5/13	0.104	7/33
High-Yield Portfolio	0.073	0.159	5/18	0.151	21/96

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

17	Note that there are limitations on expense category data because different funds categorize expenses differently.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed total expense ratio.

20	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

362	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Global Core Bond Portfolio, the Adviser’s profitability from providing investment advisory services to the Pooling Portfolios decreased, during the calendar year 2012, relative to 2011.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	363

characteristics22. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees23. The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $445 billion as of September 30, 2013, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

The information in the table below shows the 1, 3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2013.25

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	1.01	1.54	1.52	12/14	97/134
3 year	1.65	2.56	2.57	14/14	94/107
5 year	2.84	4.10	3.80	12/12	61/78

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

25	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

364	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Core Bond Portfolio[3]
1 year	0.67	1.35	1.49	8/12	21/33
3 year	4.79	4.66	4.66	5/11	11/25
5 year	7.08	6.26	6.38	2/8	7/20

Bond Inflation Protected Securities Portfolio
1 year	-2.00	-5.39	-5.30	4/13	6/31
3 year	5.11	5.00	4.96	5/12	9/27
5 year	4.72	4.81	4.83	7/11	13/22

High-Yield Portfolio
1 year	11.51	11.34	10.31	9/18	34/102
3 year	10.68	10.64	10.42	9/18	37/87
5 year	13.12	10.72	11.01	2/15	6/74

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.27

	Periods Ending July 31, 2013 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	0.31	1.37	2.64	2.60	1.72	1.32	5
BofA Merrill Lynch 1-3 Yr. Treasury Index	0.25	0.78	1.85	2.94	1.09	1.54	5
Inception Date: May 20, 2005

26	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

27	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	365

	Periods Ending July 31, 2013 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Global Core Bond Portfolio	0.00	4.51	6.88	5.65	4.79	1.35	5
Barclays Capital Global Aggregate Bond Index (Hedged)[28]	0.74	3.33	4.94	4.45	2.79	1.71	5
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.82	N/A	N/A	N/A
Inception Date: May 20, 2005
Bond Inflation Protected Securities Portfolio	-2.12	4.99	4.63	5.10	6.22	0.71	5
Barclays Capital 1-10 Yr. TIPS Index	-3.26	3.60	3.66	4.54	5.92	0.58	5
Inception Date: May 20, 2005
High-Yield Portfolio	11.43	10.61	13.05	9.26	13.79	0.94	5
Barclays Capital U.S. High Yield 2% Issuer Cap Index	9.49	10.11	11.70	9.01	13.58	0.86	5
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

28	Prior to December 31, 2012, the Portfolio’s benchmark was the Barclays Capital U.S. Aggregate Bond Index.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Portfolios do not include “AllianceBernstein.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	367

the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions. During the most recently completed fiscal year, Volatility Management Portfolio reimbursed the Adviser in the amount of $58,181 (0.004% of the Portfolio average daily net assets) for providing such services.

4	Jones v. Harris at 1427.

368	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser is compensated by the institutional clients, which include AllianceBernstein Retirement Strategies (“Retirement Strategies”)5, AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 Sanford C. Bernstein Fund, Inc.,—Overlay Portfolios (“SCB Overlay Portfolios”)7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Adviser’s Institutional Clients that invest in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”
6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

7	Includes SCB Overlay A Portfolio, SCB Tax-Aware Overlay A Portfolio, SCB Overlay B Portfolio, SCB Tax-Aware Overlay B Portfolio, SCB Tax-Aware Overlay C Portfolio and SCB Tax-Aware Overlay N Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	369

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies:
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies:
2015, 2020, 2025	0.60%	0.50%	0.45%

Retirement Strategies:
2000, 2005, 2010	0.55%	0.45%	0.40%

AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies

The Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Conservative Wealth Strategy[8]	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Sanford C. Bernstein Fund, Inc.—SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay an advisory fee based on a percentage of each fund’s average daily net assets:9

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

8	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.

9	The Board of Directors of the SCB Fund approved the renewal of the investment advisory agreement of the SCB Overlay Portfolios on October 25, 2012.

370	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Rhode Island Higher Education Savings Trust—CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. The shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2012.

Portfolios	Total Expense Ratio[10]
Age-Based Education Strategies
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%

10	The total expense ratios do not include an annual distribution fee of up to1.00% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	371

Portfolios	Total Expense Ratio[10]
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Educational Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2013 are as follows:

Portfolio	Net Assets 3/31/13 ($MM)
U.S. Value Portfolio	$1,182.6
U.S. Large Cap Growth Portfolio	$1,185.3
Multi-Asset Real Return Portfolio	$1,048.7
International Value Portfolio	$983.1
International Growth Portfolio	$988.9
Small-Mid Cap Value Portfolio	$335.7
Small-Mid Cap Growth Portfolio	$333.9
Volatility Management Portfolio	$1,683.5

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Multi-Asset Real Return Portfolio	August 31	0.06%
International Value Portfolio	August 31	0.04%
International Growth Portfolio	August 31	0.04%
Small-Mid Cap Value Portfolio	August 31	0.05%
Small-Mid Cap Growth Portfolio	August 31	0.06%

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the

10	The total expense ratios do not include an annual distribution fee of up to1.00% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

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expense limitation undertaking permit modification or termination by the Adviser upon 60 days’ notice prior to the Portfolios’ prospectus update. During the Portfolio’s most completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio	0.15%	0.04%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although, as previously mentioned, with respect to Volatility Management Portfolio, the Adviser is reimbursed for providing such services. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	373

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2013 net assets, although the Portfolios are not charged an advisory fee by the Adviser.12

Portfolio	Portfolio Net Assets 03/31/13 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$1,182.6	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.274%

U.S. Large Cap Growth Portfolio	$1,185.3	Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.277%

Multi-Asset Real Return Portfolio	$1,048.7	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum Account Size: $75 m	0.550%

International Value Portfolio	$983.1	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25 m	0.420%

11	The Supreme Court stated that "courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons." Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are "higher marketing costs." Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

374	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 03/31/13 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
International Growth Portfolio	$988.9	International Research Growth AC 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.470%

Small-Mid Cap Value Portfolio	$335.7	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.610%

Small-Mid Cap Growth Portfolio	$333.9	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.610%

Volatility Management Portfolio	$1,683.5	Volatility Management[13] 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.457%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2013 net assets:

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

13	For stand-alone investment only.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	375

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	AllianceBernstein Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Discovery Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

Volatility Management Portfolio	N/A	N/A	N/A

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar style as International Value Portfolio and International Growth Portfolio. The advisory fee schedules of SCB Fund—International Portfolio is set forth in the table below.

376	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio / International Growth Portfolio[14]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter	0.875%

		The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[15]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2013 net assets.16

14	The investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

15	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	377

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.275%

	Client #2	AB Sub-Advisory Fee Schedule: 0.30% of average daily net assets	0.300%

U.S. Large Cap Growth Portfolio	Client #3	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.258%

Multi-Asset Real Return Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.35% on the first $250 million 0.25% on the next $40 million 0.23% on the balance	0.263%

International Value Portfolio	Client #5	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #6	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40 % on the balance	0.487%

	Client #7	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.549%

	Client #8	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.601%

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It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.17 In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero

17	The Senior Officer Fee Evaluation was dated July 19, 2012 for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 4, 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	379

transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.18,19 Lipper’s analysis included the Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).20,21

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.22 The result of Lipper’s analysis is set forth in the table below:

18	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

19	As described on page 18, because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	There are limitations in expense category data because different funds categorize expenses differently.

22	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

380	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Value Portfolio	0.022	0.039	1/12	0.069	2/39
U.S. Large Cap Growth Portfolio	0.022	0.031	3/12	0.067	8/114
Multi-Asset Real Return Portfolio	0.058	0.060	4/13	0.113	10/44
International Value Portfolio	0.045	0.080	1/10	0.109	3/32
International Growth Portfolio	0.044	0.062	4/15	0.108	8/56
Small-Mid Cap Value Portfolio	0.053	0.072	5/16	0.074	12/38
Small-Mid Cap Growth Portfolio	0.057	0.064	7/19	0.065	29/70
Volatility Management Portfolio	0.041	0.113	1/15	0.114	5/45

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios increased with the exception of U.S. Value Portfolio, U.S. Large Cap Portfolio and International Value Portfolio during calendar year 2012, relative to 2011.

Multi-Asset Real Return, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	381

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

382	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 year) gross performance returns and rankings of the Portfolios26 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended February 28, 2013.28,29

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	14.81	14.88	14.81	7/12	20/39
3 year	10.92	12.99	12.92	9/12	27/36
5 year	1.93	4.18	4.77	10/10	27/29

U.S. Large Cap Growth Portfolio
1 year	9.83	10.26	8.98	8/12	42/112
3 year	11.25	13.24	12.96	10/11	76/93
5 year	4.54	6.97	6.17	9/10	55/77

Multi-Asset Real Return Portfolio[30]
1 year	0.77	7.53	7.91	13/13	38/43
3 year	8.16	8.80	9.34	7/11	18/29
5 year	0.16	4.12	3.98	10/10	19/19

International Value Portfolio
1 year	2.39	6.08	7.11	5/5	12/12
3 year	2.06	5.58	5.59	5/5	12/12
5 year	-5.60	-1.77	-1.67	5/5	10/10

26	The performance returns of the Portfolios shown were provided by Lipper.

27	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

28	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

29

The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

30	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	383

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	3.23	8.86	9.99	15/15	50/54
3 year	1.62	8.40	9.21	14/14	49/50
5 year	-6.01	0.55	1.01	14/14	39/39

Small-Mid Cap Value Portfolio
1 year	18.13	16.78	17.12	6/16	15/38
3 year	14.15	15.80	15.73	11/14	21/29
5 year	8.61	8.40	8.48	4/12	9/25

Small-Mid Cap Growth Portfolio
1 year	9.80	8.88	10.01	7/19	38/70
3 year	22.65	13.78	16.10	1/19	2/64
5 year	12.40	5.63	7.28	1/16	2/51

Volatility Management Portfolio
1 year	4.74	6.22	7.52	12/15	35/44

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.31 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Periods Ended February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception[33] (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	14.79	10.91	1.91	3.13	21.01	0.18	5
Russell 1000 Value Index	17.63	13.66	3.88	4.87	20.01	0.27	5
Inception Date: May 20, 2005

31	The Adviser provided Portfolio and benchmark performance return information for periods throu\gh February 28, 2013.

32	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

33	Benchmark inception performance is from the exact inception date.

384	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Periods Ended February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
U.S. Large Cap Growth Portfolio	9.81	11.22	4.52	5.26	19.94	0.30	5
Russell 1000 Growth Index	9.60	13.80	6.38	6.26	18.83	0.40	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	0.63	8.09	0.08	4.60	25.75	0.12	5
MSCI AC World Commodity Producers Index	-9.25	2.48	-3.80	7.75	26.48	-0.01	5
FTSE EPRA/NAREIT Developed RE Index	19.83	15.99	3.11	6.84	N/A	N/A	N/A
Inception Date: May 20, 2005

International Value Portfolio[34]	2.35	2.02	-5.65	2.11	26.89	-0.09	5
MSCI AC World Index ex U.S.	6.66	6.65	-0.87	5.93	23.71	0.07	5
MSCI EAFE Net Index	9.84	6.85	-1.26	4.58	N/A	N/A	N/A
Inception Date: May 20, 2005

International Growth Portfolio[34]	3.19	1.58	-6.06	1.28	23.49	-0.16	5
MSCI AC World Index ex U.S.	6.66	6.65	-0.87	5.93	23.71	0.07	N/A
MSCI AC World Index ex U.S. Growth	7.44	7.57	-0.89	6.22	N/A	N/A	N/A
MSCI EAFE Net Index	9.84	6.85	-1.26	4.58	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	18.07	14.10	8.56	8.15	26.15	0.43	5
Russell 2500 Value Index	18.92	15.19	7.82	6.66	23.38	0.42	5
Inception Date: May 20, 2005

34	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	385

	Periods Ended February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
Small-Mid Cap Growth Portfolio	9.74	22.59	12.35	11.91	24.13	0.59	5
Russell 2500 Growth Index	10.84	16.27	7.84	8.08	23.85	0.42	5
Inception Date: May 20, 2005
Volatility Management Portfolio[35]	4.70	N/A	N/A	6.39	9.90	0.85	5
MSCI AC World Index	9.29	N/A	N/A	6.72	21.18	0.15	5
Inception Date: April 16, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

[35]	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

386	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	387

AllianceBernstein Family of Funds

NOTES

388	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0214

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 21, 2014